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              Eaton Vance Tax-Managed Equity Asset Allocation Fund
                Eaton Vance Tax-Managed International Growth Fund
                    Eaton Vance Tax-Managed Mid-Cap Core Fund
               Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
                  Eaton Vance Tax-Managed Small-Cap Value Fund
                       Eaton Vance Tax-Managed Value Fund


                Mutual funds seeking long-term, after-tax returns
                                for shareholders

                                Prospectus Dated
                                  March 1, 2002

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus

                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summaries                          2       Sales Charges                 17
Investment Objectives & Principal               Redeeming Shares              19
  Policies and Risks                    11      Shareholder Account
Management and Organization             15        Features                    20
Valuing Shares                          17      Tax Information               21
Purchasing Shares                       17      Financial Highlights          22
--------------------------------------------------------------------------------

 This prospectus contains important information about the Funds and the services available to shareholders. Please save it for reference.

FUND SUMMARIES

This page summarizes the investment objective, and principal strategies and risks of each Fund. Information about the performance, fees and expenses of each Fund is presented on the pages that follow. Because Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance Tax-Managed Mid-Cap Core Fund and Eaton Vance Tax-Managed Small-Cap Value Fund have not commenced operations as of the date of this prospectus, no performance information is provided for those Funds.

Investment Objectives and Principal Strategies

Eaton Vance Tax-Managed Equity Asset Allocation Fund. Tax-Managed Equity Asset Allocation Fund's investment objective is to achieve long-term, after tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios managed by Eaton Vance or its affiliates (the "Eaton Vance Tax-Managed Portfolios"). The Fund normally will invest at least 75% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in common stocks of U.S. companies. The Fund may invest up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in common stocks of small or emerging companies and up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in foreign securities. The Fund normally intends to allocate its assets among at least three different Eaton Vance Tax-Managed Portfolios.

Eaton Vance Tax-Managed International Growth Fund. Tax-Managed International Growth Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of foreign equity securities. The Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International Europe, Australasia, Far East ("EAFE") Index. The EAFE Index is an unmanaged index of approximately 1,000 companies located in twenty countries.

Eaton Vance Tax-Managed Mid-Cap Core Fund. Tax-Managed Mid-Cap Core Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of common stocks of mid-cap companies. Mid-cap companies are companies with market capitalizations within the range of capitalizations of companies included in the Standard & Poor's MidCap 400 Index. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities.


Eaton Vance Tax-Managed Multi-Cap Opportunity Fund. Tax-Managed Multi-Cap Opportunity Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund invests primarily in common stocks of growth companies that are attractive in their long-term investment prospects. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities.

Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2. The investment objective of Tax-Managed Small-Cap Growth Fund 1.2 is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. Emerging growth companies are small-cap companies with market capitalizations comparable to those of companies included in the Standard & Poor's 600 SmallCap Index and that have expected growth rates over the long-term that substantially exceed U.S. market averages. Although it invests primarily in domestic companies, the Fund may invest up to 25% of its total assets in foreign securities.


Eaton Vance Tax-Managed Small-Cap Value Fund. Tax-Managed Small-Cap Value Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of value stocks of small-cap companies. Value stocks are common stocks that are undervalued or inexpensive relative to the overall stock market. Small-cap companies are companies with market capitalizations comparable to those of companies included in the Standard & Poor's 600 SmallCap Index. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities.

Eaton Vance Tax-Managed Value Fund. Tax-Managed Value Fund's investment objective is to achieve long-term, after-tax returns for its shareholders. The Fund invests in a diversified portfolio of value stocks. Value stocks are common stocks that are inexpensive relative to the overall stock market. Although it invests primarily in common stocks of U.S. companies, the Fund may invest up to 25% of its assets in foreign securities.

Each Fund may engage in derivative transactions (such as purchased puts, equity collars, equity swaps, covered short sales and stock index futures) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. Each Fund pursues its investment objective by investing its assets in one or more separate registered investment companies with the same investment objective and policies as the Fund.

Tax-Managed Investing

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, each Fund approaches its investments from the perspective of a taxpaying shareholder. Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with Fund distributions of investment income and net realized capital gains. Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

     *    investing primarily in lower-yielding stocks;

     *    purchasing stocks primarily from a long-term perspective;

     *    generally   maintaining   low   portfolio   turnover  of  stocks  with
          appreciated gains;

     *    attempting to avoid net realized short-term gains;

     *    when appropriate, selling stocks trading below cost to realize losses;

     * in selling appreciated stocks, selecting the most tax-favored share lots; and

     * selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

Each Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains (taxed as long-term capital gains). Each Fund can generally be expected to distribute a smaller percentage of returns each year than equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

Principal Risk Factors

Each Fund's shares are sensitive to stock market volatility. If there is a general decline in the value of exchange-listed stocks, the value of a Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. Each Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.


In addition to general stock market risk, shares of Tax-Managed Small-Cap Growth Fund 1.2, Tax-Managed Small-Cap Value Fund and (to a lesser extent) Tax-Managed Mid-Cap Core Fund, Tax-Managed Mutli-Cap Opportunity Fund and Tax-Managed Equity Asset Allocation Fund are also sensitive to factors affecting smaller and emerging companies. The securities of such companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.


Because each Fund invests in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. The use of derivative transactions is subject to certain limitations and may expose a Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or market movements.

No Fund is a complete investment program and you may lose money by investing. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Shareholders may realize substantial losses and should invest for the long-term.

               EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Multi-Cap Opportunity Fund. The returns in the bar chart are for Class A shares for the calendar years through December 31, 2001 and do not reflect sales charges. If the sales charges were reflected, the returns would be lower. The table below contains the Class A, Class B, Class C and Class D performance and a comparison to the performance of a broad-based, unmanaged market index of common stocks. Returns for Class A shares in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


   -8.78%           The highest  quarterly  total  return for Class A was 24.00%
------------        for the quarter  ended  December  31,  2001,  and the lowest
    2001            quarterly return was -23.02% for the quarter ended September
                    30, 2001.

Average Annual Total Return as of December 31, 2001                                                    One Year      Life of Fund
------------------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                             -14.06%         -6.06%
Class A Return After Taxes on Distributions                                                             -14.06%         -6.06%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                               -8.56%         -4.83%
Class B Return Before Taxes                                                                             -14.05%         -6.70%
Class C Return Before Taxes                                                                             -10.42%         -3.34%
Class D Return Before Taxes                                                                             -13.51%         -6.31%
Standard & Poor's 500 Composite Index (reflects no deduction for fees, expenses or taxes)               -11.88%        -13.42%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B, Class C and Class D. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class B, Class C and Class D shares will vary from after-tax returns presented for Class A shares. Class A Return After Taxes on Distributions is the same as Class A Return Before Taxes because no distributions were paid on Class A shares. Class A Return After Taxes on Distributions and the Sale of Class A Shares is higher than the Class A Return After Taxes on Distributions because of realized losses. The Class D performance shown above for the period prior to March 13, 2001, is the performance of Class B shares, adjusted for the sales charge that applies to Class D shares (but not adjusted for any other differences in the expenses of the classes). Class A commenced operations on June 30, 2000, Class B and Class C commenced operations on July 10, 2000 and Class D commenced operations on March 13, 2001. Life of Fund returns are calculated from June 30, 2000 for Class A and from July 31, 2000 for Class B, Class C and Class D. The Standard & Poor's 500 Composite Index is a broad-based, unmanaged index of common stocks. Investors cannot invest directly in an Index. (Source for the S&P 500 Composite Index: Lipper Inc.)

                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Small-Cap Growth Fund 1.2. The returns in the bar chart are for Class A shares and do not reflect sales charges. If the sales charges were reflected, the returns would be lower. The table below contains the Class A, Class B, Class C and Class D performance and a comparison to the performance of an index of 600 domestic small capitalization stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

The returns in the bar chart and the table are for each calendar year through December 31, 2001. The performance for the period prior to March 1, 2001 is that of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 ("TMSG1.1"), another mutual fund that, like the Fund, invests in Tax-Managed Small-Cap Growth Portfolio. The returns are not adjusted to reflect differences in expenses between TMSG1.1 and the Fund. If such an adjustment were made, the returns would be lower.


           11.91%          46.42%         -10.87%         -23.93%
        ----------------------------------------------------------
           1998            1999            2000            2001

The highest quarterly total return was 32.66% for the quarter ended December 31, 1999, and the lowest quarterly return was -28.77% for the quarter ended September 30, 2001.

Average Annual Total Return as of December 31, 2001                                             One Year   Life of Fund
----------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                     -28.32%      0.93%
Class A Return After Taxes on Distributions                                                     -28.32%      0.93%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                      -17.25%      0.75%
Class B Return Before Taxes                                                                     -28.15%      1.14%
Class C Return Before Taxes                                                                     -25.12%      1.49%
Class D Return Before Taxes                                                                     -28.15%      1.14%
Standard & Poor's 600 Small Cap Index (reflects no deduction for fees, expenses or taxes)         6.51%      5.98%


These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B, Class C and Class D. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class B, Class C and Class D shares will vary from after-tax returns presented for Class A shares. Class A Return After Taxes on Distributions is the same as Class A Return Before Taxes because no distributions were paid on Class A shares. Class A Return After Taxes on Distributions and the Sale of Class A Shares for One Year is higher than Class A Return After Taxes on Distributions for One Year because of realized losses. The Class D performance shown above for the period prior to March 1, 2001, is the performance of Class B shares of TMSG1.1, adjusted for the sales charge that applies to Class D shares (but not adjusted for any other differences in the expenses of the classes). Class A, Class B and Class C of TMSG1.1 commenced operations on September 25, 1997. Class D commenced operations on March 1, 2001. Life of Fund returns are calculated from September 30, 1997. The Standard & Poor's 600 Small Cap Index is a broad-based, unmanaged market index of 600 small capitalization stocks trading in the U.S. Investors cannot invest directly in an Index. (Source for the S&P 600 Small Cap Index: Lipper Inc.)

               EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed International Growth Fund. The returns in the bar chart are for Class A shares for each calendar year through December 31, 2001 and do not reflect sales charges. If the sales charges were reflected, the returns would be lower. The table contains the Class A, Class B, Class C and Class D performance and a comparison to the performance of a broad-based, unmanaged market index of international stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

                45.24%         -18.62%         -31.32%
        -------------------------------------------------------
                1999            2000            2001

The highest quarterly total return for Class A was 20.37% for the quarter ended December 31, 2001, and the lowest quarterly return was -30.71% for the quarter ended September 30, 2001.

Average Annual Total Return as of December 31, 2001                                            One Year   Life of Fund
-------------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                    -35.28%    -7.63%
Class A Return After Taxes on Distributions                                                    -35.21%    -7.60%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                     -21.41%    -5.89%
Class B Return Before Taxes                                                                    -35.30%    -7.62%
Class C Return Before Taxes                                                                    -32.48%    -6.91%
Class D Return Before Taxes                                                                    -33.32%    -6.86%
Morgan Stanley Capital International Europe, Australasia, and Far East Index
  (reflects no deduction for fees, expenses or taxes)                                          -21.44%    -3.17%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B, Class C and Class D. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class B, Class C and Class D shares will vary from after-tax returns presented for Class A shares. After-tax returns reflect foreign tax credits passed by the Fund to shareholders during the periods. Class A Return After Taxes on Distributions and the Sale of Class A Shares is higher than Class A Return After Taxes on Distributions because of realized losses. The Class D performance shown above for the period prior to March 15, 2001, is the performance of Class B shares, adjusted for the sales charge that applies to Class D shares (but not adjusted for any other differences in the expenses of the classes). Class A, Class B and Class C commenced operations on April 22, 1998. Class D commenced operations on March 15, 2001. Life of Fund returns are calculated from April 30, 1998. The Morgan Stanley Capital International Europe, Australasia, and Far East (EAFE) Index is a broad-based, unmanaged index of international stocks. Investors cannot invest directly in an Index. (Source for the EAFE Index: Lipper Inc.)

                       EATON VANCE TAX-MANAGED VALUE FUND

Performance Information. The following bar chart and table provide information about the performance of Tax-Managed Value Fund. The returns in the bar chart are for Class A shares for the calendar years through December 31, 2001 and do not reflect sales charges. If the sales charges were reflected, the returns would be lower. The table below contains the Class A, Class B, Class C and Class D performance and a comparison to the performance of a broad-based, unmanaged market index of common stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

 24.73%  0.95%      The highest  quarterly  total  return for Class A was 11.87%
-----------------   for the quarter  ended  September  30, 2000,  and the lowest
 2000    2001       quarterly  return was -9.31% for the quarter ended September
                    30, 2001.

Average Annual Total Return as of December 31, 2001                                         One Year   Life of Fund
----------------------------------------------------------------------------------------------------------------------
Class A Return Before Taxes                                                                   -4.84%       8.93%
Class A Return After Taxes on Distributions                                                   -4.84%       8.93%
Class A Return After Taxes on Distributions and the Sale of Class A Shares                    -2.95%       7.21%
Class B Return Before Taxes                                                                   -4.92%       8.30%
Class C Return Before Taxes                                                                   -0.92%      12.22%
Class D Return Before Taxes                                                                   -4.98%       8.26%
Standard & Poor's 500 Composite Index (reflects no deduction for fees, expenses or taxes)    -11.88%     -10.50%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B, Class C and Class D. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class B, Class C and Class D shares will vary from after-tax returns presented for Class A shares. Class A Return After Taxes on Distributions is the same as Class A Return Before Taxes because no distributions were paid on Class A shares. Class A Return After Taxes on Distributions and the Sale of Class A Shares for One Year is higher than Class A Return After Taxes on Distributions for One Year because of realized losses. The Class D performance shown above for the period prior to March 15, 2001, is the performance of Class B shares, adjusted for the sales charge that applies to Class D shares (but not adjusted for any other differences in the expenses of the classes). Class A commenced operations on December 27, 1999, Class B commenced operations on January 17, 2000, Class C commenced operations on January 24, 2000 and Class D commenced operation on March 15, 2001. Life of Fund returns are calculated from December 31, 1999 for Class A and from January 31, 2000 for Class B, Class C and Class D. The Standard & Poor's 500 Composite Index is a broad-based unmanaged market index of common stocks. Investors cannot invest directly in an Index. (Source for the S&P 500 Composite Index: Lipper Inc.)

Fund Fees and Expenses. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)

                                                                                Class A  Class B   Class C   Class D
---------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                 5.75%    None      None      None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of
  net asset value at time of purchase or time of redemption)                    None     5.00%     1.00%     5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                 None     None      None      None
Exchange Fee                                                                    None     None      None      None

Annual Fund Operating Expenses (expenses that are deducted from Fund and Portfolio assets)

                                                            Management     Distribution and          Other        Total Annual Fund
                                                               Fees      Service (12b-1) Fees*     Expenses**     Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity Asset Allocation Fund   Class A shares     0.95%             0.25%               0.35%               1.55%
                                           Class B shares     0.95%             1.00%               0.35%               2.30%
                                           Class C shares     0.95%             1.00%               0.35%               2.30%
                                           Class D shares      N/A               N/A                 N/A                 N/A
Tax-Managed International Growth Fund      Class A shares     1.00%             0.25%               0.45%               1.70%
                                           Class B shares     1.00%             1.00%               0.45%               2.45%
                                           Class C shares     1.00%             1.00%               0.45%               2.45%
                                           Class D shares     1.00%             1.00%               0.45%               2.45%
Tax-Managed Mid-Cap Core Fund              Class A shares     0.95%             0.25%               0.35%               1.55%
                                           Class B shares     0.95%             1.00%               0.35%               2.30%
                                           Class C shares     0.95%             1.00%               0.35%               2.30%
                                           Class D shares      N/A               N/A                 N/A                 N/A

Tax-Managed Multi-Cap Opportunity Fund***  Class A shares     0.80%             0.25%               1.35%               2.40%
                                           Class B shares     0.80%             1.00%               1.35%               3.15%
                                           Class C shares     0.80%             1.00%               1.35%               3.15%
                                           Class D shares     0.80%             1.00%               1.35%               3.15%
Tax-Managed Small-Cap Growth Fund 1.2****  Class A shares    0.775%             0.25%              1.325%               2.35%

                                           Class B shares    0.775%             1.00%              1.325%               3.10%
                                           Class C shares    0.775%             1.00%              1.325%               3.10%
                                           Class D shares    0.775%             1.00%              1.325%               3.10%
Tax-Managed Small-Cap Value Fund           Class A shares     1.15%             0.25%               0.35%               1.75%
                                           Class B shares     1.15%             1.00%               0.35%               2.50%
                                           Class C shares     1.15%             1.00%               0.35%               2.50%
                                           Class D shares      N/A               N/A                 N/A                 N/A
Tax-Managed Value Fund                     Class A shares     0.80%             0.25%               0.24%               1.29%
                                           Class B shares     0.80%             1.00%               0.24%               2.04%
                                           Class C shares     0.80%             1.00%               0.24%               2.04%
                                           Class D shares     0.80%             1.00%               0.23%               2.03%

*    Class A service fees are paid pursuant to a Service Plan.


** Other Expenses for Tax-Managed Small-Cap Growth Fund 1.2, Tax-Managed Equity Asset Allocation Fund, Tax-Managed Mid-Cap Core Fund and Tax-Managed Small-Cap Value Fund is estimated.


*** During the fiscal year ended October 31, 2001, Total Annual Fund Operating Expenses were 1.40% for Class A and 2.15% for Class B, Class C and Class D due to expense reimbursements by the Administrator. This fee reduction could be terminated at any time.

**** During the period from the start of business, March 1, 2001, to October 31, 2001, Total Annual Fund Operating Expenses were 1.33% for Class A and 2.08% for Class B, Class C and Class D due to allocations of expenses to the Distributor and other fee reductions. The expense allocations and fee reductions could be terminated at any time.

Example. These Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds. Each Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. Each Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                                        1 Year          3 Years         5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity Asset Allocation Fund        Class A shares          $724            $1,036          $1,371          $2,314
                                                Class B shares*         $733            $1,118          $1,430          $2,448
                                                Class C shares          $333              $718          $1,230          $,2636
Tax-Managed International Growth Fund           Class A shares          $738            $1,080          $1,445          $2,468
                                                Class B shares          $748            $1,164          $1,506          $2,786
                                                Class C shares          $348              $764          $1,306          $2,786
                                                Class D shares*         $748            $1,164          $1,506          $2,601
Tax-Managed Mid-Cap Core Fund                   Class A shares          $724            $1,036          $1,371          $2,314
                                                Class B shares*         $733            $1,118          $1,430          $2,448
                                                Class C shares          $333              $718          $1,230          $2,636

Tax-Managed Multi-Cap Opportunity Fund          Class A shares          $804            $1,280          $1,782          $3,154
                                                Class B shares*         $818            $1,371          $1,849          $3,285
                                                Class C shares          $418              $971          $1,649          $3,457
                                                Class D shares*         $818            $1,371          $1,849          $3,285
Tax-Managed Small-Cap Growth Fund 1.2           Class A shares          $799            $1,266          $1,758          $3,107

                                                Class B shares*         $813            $1,357          $1,825          $3,237
                                                Class C shares          $413              $957          $1,625          $3,411
                                                Class D shares*         $813            $1,357          $1,825          $3,237
Tax-Managed Small-Cap Value Fund                Class A shares          $743            $1,094          $1,469          $2,519
                                                Class B shares*         $753            $1,179          $1,531          $2,652
                                                Class C shares          $353              $779          $1,331          $2,836
Tax-Managed Value Fund                          Class A shares          $699              $960          $1,242          $2,042
                                                Class B shares          $707            $1,040          $1,298          $2,369
                                                Class C shares          $307              $640          $1,098          $2,369
                                                Class D shares*         $706            $1,037          $1,293          $2,166

You would pay the following expenses if you did not redeem your shares:

                                                                        1 Year          3 Years         5 Years         10 Years
------------------------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity Asset Allocation Fund        Class A shares          $724            $1,036          $1,371          $2,314
                                                Class B shares*         $233              $718          $1,230          $2,448
                                                Class C shares          $233              $718          $1,230          $2,636
Tax-Managed International Growth Fund           Class A shares          $738            $1,080          $1,445          $2,468
                                                Class B shares          $248              $764          $1,306          $2,786
                                                Class C shares          $248              $764          $1,306          $2,786
                                                Class D shares*         $248              $764          $1,306          $2,601
Tax-Managed Mid-Cap Core Fund                   Class A shares          $724            $1,036          $1,371          $2,314
                                                Class B shares*         $233              $718          $1,230          $2,448
                                                Class C shares          $233              $718          $1,230          $2,636

Tax-Managed Multi-Cap Opportunity Fund          Class A shares          $804            $1,280          $1,782          $3,154
                                                Class B shares*         $318              $971          $1,649          $3,285
                                                Class C shares          $318              $971          $1,649          $3,457
                                                Class D shares*         $318              $971          $1,649          $3,285
Tax-Managed Small-Cap Growth Fund 1.2           Class A shares          $799            $1,266          $1,758          $3,107

                                                Class B shares*         $313              $957          $1,625          $3,237
                                                Class C shares          $313              $957          $1,625          $3,411
                                                Class D shares*         $313              $957          $1,625          $3,237
Tax-Managed Small-Cap Value Fund                Class A shares          $743            $1,094          $1,469          $2,519
                                                Class B shares*         $253              $779          $1,331          $2,652
                                                Class C shares          $253              $779          $1,331          $2,836
Tax-Managed Value Fund                          Class A shares          $699              $960          $1,242          $2,042
                                                Class B shares          $207              $640          $1,098          $2,369
                                                Class C shares          $207              $640          $1,093          $2,166
                                                Class D shares*         $206              $637          $1,093          $2,166

* Costs for 10 Years reflect the expenses of Class A because Class B and Class D shares generally convert to Class A after eight years.

INVESTMENT OBJECTIVES & PRINCIPAL POLICIES AND RISKS

Tax-Managed Equity Asset Allocation Fund. The investment objective of Tax-Managed Equity Asset Allocation Fund is to achieve long-term, after tax returns for its shareholders by investing in a combination of diversified tax-managed equity portfolios managed by Eaton Vance or its affiliates (the "Eaton Vance Tax-Managed Portfolios"). The Eaton Vance Tax-Managed Portfolios are described below. The Fund also may invest in other Eaton Vance Tax-Managed Portfolios that may be established in the future.

The Fund normally will invest at least 75% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in common stocks of U.S. companies. The Fund may invest up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in small or emerging companies and up to 25% of total assets in Eaton Vance Tax-Managed Portfolios that primarily invest in foreign securities. The Fund normally intends to allocate its assets among at least three different Eaton Vance Tax-Managed Portfolios. Of the seven Eaton Vance Tax-Managed Portfolios, Tax-Managed International Growth Portfolio invests primarily in foreign securities and the other six Portfolios invest primarily in securities of U.S. companies. The Eaton Vance Tax-Managed Portfolios that invest primarily in small or emerging companies are Tax-Managed Small-Cap Value Portfolio and Tax-Managed Small-Cap Growth Portfolio.

In allocating the Fund's assets among the Eaton Vance Tax-Managed Portfolios, the portfolio manager seeks to maintain broad diversification and to emphasize market sectors that Eaton Vance believes offers relatively attractive risk-adjusted return prospects, based on its assessment of current and future market trends and conditions. To the extent possible, adjustments in allocations among the Eaton Vance Tax-Managed Portfolios will be made in a tax-efficient manner, generally by investing Fund cash inflows into underweighted Portfolios and by withdrawing cash from overweighted Portfolios to reinvest in underweighted Portfolios. There can be no assurance that there will always be sufficient Fund cash inflows or available Portfolio cash to alter the Fund's asset allocation without tax consequences to shareholders. Eaton Vance has broad discretion to allocate and reallocate Tax-Managed Equity Asset Allocation Fund's assets among the Eaton Vance Tax-Managed Portfolios consistent with the Fund's investment objective and policies. Eaton Vance may be subject to certain conflicts of interest in fulfilling its duties to Tax-Managed Equity Asset Allocation Fund and each Portfolio. Whenever such conflicts arise, Eaton Vance intends to act in a manner it believes to be equitable to all interested parties under the circumstances.

Tax-Managed International Growth Fund. Tax-Managed International Growth Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of foreign equity securities. The Fund seeks to meet its objective by investing in Tax-Managed International Growth Portfolio ("International Growth Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. International Growth Portfolio is described below.

Tax-Managed Mid-Cap Core Fund. Tax-Managed Mid-Cap Core Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of common stocks of mid-cap companies. The Fund seeks to meet its objective by investing in Tax-Managed Mid-Cap Core Portfolio ("Mid-Cap Core Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Mid-Cap Core Portfolio is described below.


Tax-Managed Multi-Cap Opportunity Fund. Tax-Managed Multi-Cap Opportunity Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund seeks to meet its objective by investing in Tax-Managed Multi-Cap Opportunity Portfolio ("Multi-Cap Opportunity Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Multi-Cap Opportunity Portfolio is described below.

Tax-Managed Small-Cap Growth Fund 1.2. The investment objective of Tax-Managed Small-Cap Growth Fund 1.2 is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. The Fund seeks to meet its objective by investing in Tax-Managed Small-Cap Growth Portfolio ("Small-Cap Growth Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Small-Cap Growth Portfolio is described below.


Tax-Managed Small-Cap Value Fund. Tax-Managed Small-Cap Value Fund's investment objective is to achieve long-term, after-tax returns for its shareholders by investing in a diversified portfolio of value stocks of small-cap companies. The Fund seeks to meet its objective by investing in Tax-Managed Small-Cap Value Portfolio ("Small-Cap Value Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Small-Cap Value Portfolio is described below.

Tax-Managed Value Fund. Tax-Managed Value Fund's investment objective is to achieve long-term, after-tax returns for its shareholders. The investment adviser seeks to achieve this objective by investing in a diversified portfolio of value stocks. The Fund seeks to meet its objective by investing in Tax-Managed Value Portfolio ("Value Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. Value Portfolio is described below.

Each Fund's investment objective may not be changed without shareholder approval. Certain of a Fund's policies may be changed by the Trustees without shareholder approval.

The Eaton Vance Tax-Managed Portfolios

Multi-Cap Opportunity Portfolio invests in a broadly diversified selection of equity securities, emphasizing common stocks of growth companies. In the view of the investment adviser, "growth companies" are companies that are expected, over the long term, to have earnings growth that is faster than the growth rates of the U.S. economy and the U.S. stock market as a whole. Growth companies owned by Multi-Cap Opportunity Portfolio may include both large and established market leaders, as well as smaller, less seasoned companies. Multi-Cap Opportunity Portfolio may also invest a substantial portion of its assets in securities of companies in the technology industry that could be adversely affected by factors such as highly cyclical markets, intense competition and rapid product obsolescence due to technological advances.

The portfolio manager seeks to purchase stocks that are reasonably priced in relation to their fundamental value, and which will grow in value over time. In making investment decisions, the portfolio manager utilizes the information provided by, and the expertise of, the investment adviser's research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, and the mix of securities held by the Portfolio). Many of these considerations are subjective. Stocks generally are acquired with the expectation of being held for the long term. Under normal market conditions, the Portfolio primarily invests in common stocks. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry. The Portfolio avoids investments that it believes may be inappropriate for young shareholders, such as companies that derive their revenues primarily from adult entertainment, alcoholic beverages or tobacco.

Small-Cap Growth Portfolio invests in a broadly diversified selection of publicly-traded equity securities of emerging growth companies. The investment adviser considers "emerging growth companies" to be small-cap companies with market capitalizations comparable to those of companies included in the Standard & Poor's 600 SmallCap Index and that are expected to demonstrate earnings growth over the long-term that substantially exceeds the average earnings growth rates of all publicly-traded companies in the United States. Small-Cap Growth Portfolio normally will invest at least 80% of its total assets in equity securities of small-cap emerging growth companies.

The portfolio manager seeks to purchase securities that are reasonably priced in relation to their fundamental value. In making investment decisions, the portfolio manager relies on the investment adviser's research staff. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors.

Tax-Managed Growth Portfolio ("Growth Portfolio") invests in a broadly diversified selection of equity securities, emphasizing common stocks of growth companies that are considered to be high in quality and attractive in their long-term investment prospects. The portfolio manager seeks to purchase stocks that are favorably priced in relation to their fundamental value, and which will grow in value over time. In making investment decisions, the portfolio manager may draw upon the information provided by, and the expertise of, the investment adviser's research staff. Management of Growth Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, and the mix of securities held by the Portfolio). Many of these considerations are subjective. Stocks generally are acquired with the expectation of being held for the long-term. Under normal market conditions, the Portfolio primarily invests in common stocks. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry. Some of the securities held by Growth Portfolio may be subject to restrictions on resale, making them less liquid and more difficult to value.

International Growth Portfolio normally invests primarily in foreign equity securities. The portfolio manager expects to invest primarily in companies included in the EAFE Index. The International Growth Portfolio seeks to outperform the EAFE Index on both a pre-tax and after-tax basis. The
International Growth Portfolio maintains investments in not less than five different countries and will not invest more than 25% of total assets in any one industry.

The portfolio manager uses both quantitative methods and fundamental research in managing the Portfolio. The portfolio manager utilizes information provided by, and the expertise of, the investment adviser's research staff in making investment decisions. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. The International Growth Portfolio generally acquires securities with the expectation of holding them for the long-term.

Mid-Cap Core Portfolio normally will invest at least 80% of its total assets in stocks of mid-cap companies. Mid-cap companies are companies with market capitalizations within the range of capitalizations of companies included in the Standard & Poor's MidCap 400 Index. Investment decisions are made primarily on the basis of fundamental research. The portfolio manager utilizes information provided by, and the expertise of, the investment adviser's research staff in making investment decisions. Management of the Portfolio involves consideration of numerous factors (such as earnings and cash flow capabilities). Many of these considerations are subjective. The portfolio manager seeks to build and maintain an investment portfolio of mid-cap stocks that will perform well over the long term on an after-tax basis. The Mid-Cap Core Portfolio's holdings will represent a number of different industries, and no more than 25% of the Portfolio's total assets will be invested in any one industry.

Small-Cap Value Portfolio normally will invest primarily in value stocks of small-cap companies. Value stocks are common stocks that are undervalued or inexpensive relative to the overall stock market. Small-cap companies are companies with market capitalizations comparable to those of companies included in the Standard & Poor's SmallCap 600 Index. Normally at least 80% of total assets will be invested in small-cap companies.

Value stocks may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. Investment decisions are primarily made on the basis of fundamental research, considering quantitative and qualitative factors including (among others) earnings and cash flow capabilities and financial strength. While stocks generally are acquired with the expectation of being held for the long term, securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company's fundamentals deteriorate or to realize tax losses.

Value Portfolio normally will invest primarily in value stocks, which are common stocks that are inexpensive or undervalued relative to the overall stock market. In selecting stocks, the portfolio manager considers (among other factors) a companies earnings or cash flow capabilities, dividend prospects, the strength of the company's business franchises and estimates of the company's net value. Value stocks may be undervalued in relation to the overall market due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes. The portfolio manager seeks to build and maintain an investment portfolio of value stocks that will perform well over the long term on an after-tax basis. The Value Portfolio's holdings will represent a number of different industries, and no more than 25% of the Portfolio's total assets will be invested in any one industry.

Investment decisions are made primarily on the basis of fundamental research. The portfolio manager utilizes information provided by, and the expertise of, the investment adviser's research staff in making investment decisions. Management of the portfolio involves consideration of numerous factors (such as earnings and cash flow capabilities). Many of these considerations are subjective. While stocks generally are acquired with the expectation of being held for the long term, securities may be sold if, in the opinion of the investment adviser, the price moves above a fair level of valuation, the company's fundamentals deteriorate or to realize tax losses.

Common Investment Practices

Each Portfolio seeks to achieve long-term, after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Portfolio's investment income and realized capital gains. Fund distributions that are taxed as ordinary income are minimized by investing principally in lower-yielding stocks and by generally avoiding net realized short-term capital gains. Fund distributions taxed as long-term capital gains are minimized by avoiding or minimizing the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager may sell securities to realize capital losses that can be used to offset realized gains.

To protect against price declines in securities holdings with large accumulated gains, each Portfolio may use various hedging techniques (such as purchased exchange-traded and over-the-counter put options, equity collars (combining the purchase of a put option and the sale of a call option), the purchase of call options on securities, equity swaps, covered short sales, and the purchase or sale of stock index futures contracts). By using these techniques rather than selling appreciated securities, a Portfolio can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by a Portfolio to enhance returns or as a substitute for the purchase or sale of securities.

The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by a Portfolio. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, a Portfolio may be forced to deliver appreciated stock to close the short position, causing a recognition of gain. A Portfolio normally intends to deliver newly acquired stock to close a short position. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors.

International Growth Portfolio primarily invests in foreign securities and the remaining Eaton Vance Tax-Managed Portfolios may invest up to 25% of assets in foreign securities. Foreign securities may be located in established or emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, each Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to a Portfolio's 25% limitation on investing in foreign securities (if applicable).

Many emerging and small companies may be in the early stages of their development, may be more dependent on fewer products, services, markets or financial resources or may depend upon a more limited management group than more established companies, may lack substantial capital reserves and do not have established performance records. Stocks of these companies frequently have less trading volume than stocks of more established companies making them more volatile and potentially more difficult to value. Stocks of emerging and small companies are more vulnerable to adverse developments than stocks of larger companies.

Each Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

Each Portfolio may borrow amounts up to one-third (25% in the case of Growth Portfolio) of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to a Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. Each Portfolio may purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, each Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. While at times a Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

As noted above the portfolio managers may sell securities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy will increase Portfolio turnover rate and the trading costs it incurs. Higher trading costs may reduce return.

Benefits of Investing in a Portfolio. Investing in an established Portfolio enables a Fund to participate in a larger and more diversified investment portfolio than if the Fund pursued its investment program on a standalone basis. Securities with large accumulated gains may constitute a substantial portion of the assets of a Portfolio. Investing in a Portfolio does not expose a Fund to potential tax liability either for unrealized Portfolio gains accrued prior to the Fund's investment or for precontribution gains on securities contributed to the Portfolio. If securities purchased by a Portfolio prior to a Fund's initial investment therein are sold, gains attributable to the period before the Fund's initial investment in the Portfolio will be allocated to other investors in the Portfolio, and not to the Fund. If securities contributed to a Portfolio (either before or after a Fund's initial investment therein) are sold, gains accumulated prior to their contribution will be allocated to the contributing investor, and not to the Fund or other investors in the Portfolio. Growth Portfolio follows the practice of distributing securities to meet redemptions by investors in the Portfolio that contributed securities. Growth Portfolio's ability to select the securities used to meet redemptions generally is limited. These limitations could affect the performance of Growth Portfolio, and, indirectly, Equity Asset Allocation Fund. Other Portfolios may, in the future, use distributions of securities to meet redemptions by investors in the Portfolio that contributed securities.

MANAGEMENT AND ORGANIZATION

Management. Each Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Tax-Managed Equity Allocation Fund's investment adviser is Eaton Vance. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $55 billion on behalf of mutual funds, institutional clients and individuals. Each investment adviser manages investments pursuant to an investment advisory agreement. Information about advisory fees and portfolio managers is set forth below.

Eaton Vance serves as the administrator of each Fund, providing each Fund with administrative services and related office facilities. In return, each Fund (with the exception of Tax-Managed International Growth Fund) is authorized to pay Eaton Vance a fee of 0.15% of average daily net assets. For the fiscal year ended October 31, 2001 (in the case of Tax-Managed Small-Cap Growth Fund 1.2, for the period from the start of business, March 1, 2001, to October 31, 2001), Eaton Vance earned administration fees of 0.15% (with the exception of Tax-Managed International Growth Fund) of each Fund's average daily net assets.


Multi-Cap Opportunity Portfolio. Under Multi-Cap Opportunity Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.650% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 2001, Multi-Cap Opportunity Portfolio paid BMR advisory fees equivalent to 0.650% of its average daily net assets.

Arieh Coll has acted as portfolio manager of Multi-Cap Opportunity Portfolio since operations commenced. He has been a Vice President of Eaton Vance and BMR since joining Eaton Vance in January, 2000. Prior to joining Eaton Vance, Mr. Coll was employed by Fidelity Investments as a portfolio manager and investment analyst.

Small-Cap Growth Portfolio. Under Small-Cap Growth Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the period from the start of business, March 1, 2001, to October 31, 2001, Small-Cap Growth Portfolio paid BMR advisory fees equivalent to 0.625% (annualized) of its average daily net assets.

Prior to March 1, 2001, the assets of Small-Cap Growth Portfolio's predecessor were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the period from November 1, 2000, to February 28, 2001, the Portfolio's predecessor paid Eaton Vance advisory fees equivalent to 0.625% (annualized) of its average daily net assets.

Edward E. Smiley, Jr. has acted as portfolio manager of Small-Cap Growth Portfolio (and its predecessor) since operations commenced. He is a Vice President of Eaton Vance and BMR, and also manages other Eaton Vance portfolios.


Tax-Managed Equity Asset Allocation Fund. Under Tax-Managed Equity Asset Allocation Fund's investment advisory agreement, Eaton Vance receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of the Fund up to $500 million. On net assets of $500 million and over the annual fee is reduced. The advisory fee payable by the Fund is reduced by the Fund's allocable portion of the advisory fees paid by the Portfolios in which it invests.

Duncan W. Richardson has served as portfolio manager of the Tax-Managed Equity Asset Allocation Fund since operations commenced. He has been an Eaton Vance portfolio manager for more than 5 years, is Senior Vice President and Chief Equity Investment Officer of Eaton Vance and BMR, and also manages Growth Portfolio and other Eaton Vance portfolios.

International Growth Portfolio. Under International Growth Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 1.00% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the period from the start of business, July 23, 2001, to October 31, 2001, International Growth Portfolio paid BMR advisory fees equivalent to 1.00% (annualized) of its average daily net assets.

Prior to July 23, 2001, the assets of International Growth Fund were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the period from November 1, 2000 to July 22, 2001, International Growth Fund paid Eaton Vance advisory fees equivalent to 1.00% (annualized) of its average daily net assets.

Armin J. Lang has acted as the portfolio manager of International Growth Portfolio since operations commenced. He has been a Vice President of Eaton Vance since joining Eaton Vance in 1998 and manages other Eaton Vance portfolios. Prior to joining Eaton Vance, he was an international equity portfolio manager and quantitative strategist at Standish, Ayer & Wood.

Mid-Cap Core Portfolio. Under Mid-Cap Core Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.80% annually of the average daily net assets of each Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Atlanta Capital Management Company, LLC, a majority-owned subsidiary of Eaton Vance ("Atlanta Capital"). BMR pays Atlanta Capital a portion of the advisory fee for sub-advisory services provided to the Portfolio.

The day-to-day management of Mid-Cap Core Portfolio is the responsibility of a team of Atlanta Capital investment professionals, that meet to discuss investment holdings, prospective investments and portfolio composition and manage and provide research. The team consists of William R. Hackney, III, Paul
J. Marshall and Charles B. Reed. Mr. Hackney, Managing Partner of Atlanta Capital, has been managing investments for more than 5 years. Mr. Marshall has been Vice President of Atlanta Capital since 2000. Prior to joining Atlanta Capital, he was a portfolio manager with Bank of America Capital Management. Mr. Reed has been a Vice President of Atlanta Capital since 1998. Prior to joining Atlanta Capital, he was a portfolio manager with the Florida State Board of Administration.

Small-Cap Value Portfolio. Under Small-Cap Value Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 1.00% annually of the average daily net assets of each Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR has delegated the investment management of the Portfolio to Fox Asset Management LLC, a majority-owned subsidiary of Eaton Vance ("Fox"). BMR pays Fox a portion of the advisory fee for sub-advisory services provided to the Portfolio.

George C. Pierides has acted as the portfolio manager of Small-Cap Value Portfolio since operations commenced. He is a Managing Director of Fox, manages other Fox investment portfolios and has been employed by Fox for more than 5 years.

Value Portfolio. Under Value Portfolio's investment advisory agreement, BMR receives a monthly advisory fee equal to 0.650% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the period from the start of business, July 23, 2001, to October 31, 2001, the Value Portfolio paid BMR advisory fees equivalent to 0.650% (annualized) of its average daily net assets.

Prior to July 23, 2001, the assets of Value Portfolio's predecessor were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the period from November 1, 2000 to July 22, 2001, Value Portfolio's predecessor paid Eaton Vance advisory fees equivalent to 0.650% (annualized) of its average daily net assets.

Michael R. Mach has acted as the portfolio manager of Value Portfolio since operations commenced. He has been a Vice President of Eaton Vance and BMR since joining Eaton Vance in December 1999. Prior to joining Eaton Vance, Mr. Mach was a Managing Director and Senior Analyst for Robertson Stephens (1998-1999); Managing Director and Senior Analyst for Piper Jaffray(1996-1998); and Senior Vice President, Senior Analyst and Portfolio Manager for Putnum Investments (1989-1996).

Organization. Each Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. Each Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Funds do not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because a Fund invests in a Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, a Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. A Fund can withdraw from a Portfolio at any time.

Because the Funds use this combined prospectus, a Fund could be held liable for a misstatement or omission made about another Fund. The Trust's Trustees considered this risk in approving the use of a combined prospectus.

VALUING SHARES

Each Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. Exchange-listed securities are valued at closing sale prices. The investment adviser may use the fair value of a security if events occurring after the close of a securities market would materially affect net asset value or market prices are unavailable. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. Each Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-866-386-3537. Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B, Class C and Class D shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B or Class D shares within six years of purchase or Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which Class of shares suits your investment needs.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

You may purchase Fund shares in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. A Fund may suspend the sale of its shares at any time and any purchase order may be refused.

SALES CHARGES

Front-End Sales Charge. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                             Sales Charge                     Sales Charge                Dealer Commission
                                           as Percentage of               as Percentage of Net            as a Percentage of
Amount of Purchase                          Offering Price                  Amount Invested                 Offering Price
------------------------------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%                           6.10%                           5.00%
$50,000 but less than $100,000                  4.75%                           4.99%                           4.00%
$100,000 but less than $250,000                 3.75%                           3.90%                           3.00%
$250,000 but less than $500,000                 3.00%                           3.09%                           2.50%
$500,000 but less than $1,000,000               2.00%                           2.04%                           1.75%
$1,000,000 or more                              0.00*                           0.00*                         See Below

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases totalling $1 million or more will generally be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay a fee monthly in arrears to investment dealers based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

Contingent Deferred Sales Charge. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B and Class D shares are subject to the following CDSC schedule:

Year of Redemption After Purchase                              CDSC
-------------------------------------------------------------------
First or Second                                                 5%
Third                                                           4%
Fourth                                                          3%
Fifth                                                           2%
Sixth                                                           1%
Seventh or following                                            0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


Conversion Feature. After eight years, Class B shares of the Tax-Managed Equity Asset Allocation, Tax-Managed Mid-Cap Core and Tax-Managed Small-Cap Value Funds, Class D shares of the Tax-Managed International Growth and Tax-Managed Value Funds and Class B and Class D shares of the Tax-Managed Multi-Cap Opportunity and Tax-Managed Small-Cap Growth Funds will automatically convert to Class A shares. Class B and/or Class D shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.


Reducing or Eliminating Sales Charges. Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, the sales charges you pay are reduced if the current market value of your current holdings (based on the current offering price), plus your new purchases, total $50,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.

Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Ask your investment dealer for details. Class A shares are also sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with Eaton Vance, provided the redemption occurred within 60 days of the Fund share purchase and the redeemed shares were subject to a sales charge. Class A shares so acquired will be subject to a 0.50% CDSC if they are redeemed within 12 months of purchase. Investment dealers will be paid a commission on such sales equal to 0.50% of the amount invested.

CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B, Class C and Class D shares, in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B and Class D CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

Distribution and Service Fees. Class B, Class C and Class D shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B, Class C and Class D shares pay distribution fees of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All Classes pay service fees to the principal underwriter for personal and/or account services equal to 0.25% of average daily net assets annually. The principal underwriter pays compensation to investment dealers on sales of Class B, Class C and Class D shares (except exchange transactions and reinvestments) equal to 4%, 1% and 5.5%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. For Class A shares (except those converted from Class D shares), Class B shares and Class C shares, the principal underwriter generally pays service fees to investment dealers commencing one year after the sale of shares based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:

  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You can redeem up to $100,000 b y calling the transfer
                        agent at 1-800-262-1122 on Monday through Friday, 9:00 a.m. to 4:00 p.m. (eastern time). Proceeds of a telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an
  Investment Dealer     Your investment dealer is responsible for transmitting
                        the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

Meeting Redemptions by Distributing Portfolio Securities. Each Fund currently pays shareholder redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing Portfolio securities chosen by the investment adviser. Each Fund would only distribute readily marketable securities, which would be valued pursuant to a Fund's valuation procedures. Redeeming shareholders who receive securities could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities. If a Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part with cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option           Dividends  and capital  gains are  reinvested  in additional shares.  This  option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option           Dividends are paid in cash and capital gains are  reinvested in additional shares.
  *Cash
   Option           Dividends and capital gains are paid in cash.
  *Exchange
   Option           Dividends  and/or capital gains are reinvested in additional shares of another  Eaton  Vance fund  chosen by you.  Before selecting  this option,  you must obtain a prospectus of the
                    other  fund  and  consider  its   objectives   and  policies
                    carefully.

Information from the Fund. From time to time, you may be mailed the following:

     * Annual and Semi-Annual Reports, containing performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

Withdrawal Plan. You may redeem shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts must be at least $200 per year, or a specified percentage of net asset value of at least 4% but not more than 12% annually of the greater of either the initial account balance or the current account balance. These withdrawals will not be subject to a CDSC. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B, Class C and Class D shares, Eaton Vance Money Market Fund. Exchanges are generally made at net asset value. If you hold Class A shares for less than six months and exchange them for shares subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

Telephone and Electronic Transactions. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"Street Name" Accounts. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

While each Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. Distributions of investment income and net realized short-term capital gains are taxable as ordinary income. Distributions of net realized long-term capital gains are taxable as long-term capital gains. Different classes will generally distribute different distribution amounts. Each Fund expects to pay any required distributions annually. Distributions are taxable whether paid in cash or in additional Fund shares.

Investors who purchase shares at a time when a Fund's net asset value reflects gains that are realized but not distributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.


The Tax-Managed Equity Asset Allocation Fund's, Multi-Cap Opportunity Portfolio's, Small-Cap Growth Portfolio's, Mid-Cap Core Portfolio's, Small-Cap Value Portfolio's and Value Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Tax-Managed Equity Asset Allocation Fund, Multi-Cap Opportunity Portfolio, Small-Cap Growth Portfolio, Mid-Cap Core Portfolio, Small-Cap Value Portfolio and Value Portfolio.


International Growth Portfolio anticipates that it will be subject to foreign withholding and other taxes with respect to foreign securities. The Portfolio intends to file an election each year which would require Fund shareholders to include in ordinary gross income their pro rata share of qualified foreign income taxes paid by the Portfolio (even though such amounts are not received by the shareholders) and would allow Fund shareholders to use their pro rata portion of such foreign income taxes as a foreign tax credit against their federal income taxes or, alternatively, for shareholders who itemize their tax deductions, to deduct their portion of the Portfolio's foreign taxes paid in computing their taxable federal income.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand a Fund's financial performance for the periods indicated. Certain information in the tables reflect the financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and each Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.


                                                                         Tax-Managed Multi-Cap Opportunity Fund

                                                    --------------------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                    --------------------------------------------------------------------------------
                                                                       2001(3)                             2000(1)(3)
                                                    --------------------------------------------------------------------------------
                                                    Class A    Class B    Class C     Class D(2) Class A    Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                 $11.340    $11.260    $11.260     $10.000    $10.000    $10.000     $10.000
                                                    --------   --------   --------    --------   --------   --------    --------
Income (loss) from operations
Net investment loss                                 $(0.065)   $(0.131)   $(0.133)  $(0.098)    $(0.016)    $(0.027)    $(0.025)
Net realized and unrealized gain (loss)              (2.895)    (2.869)    (2.857)   (0.802)      1.356       1.287       1.285
                                                    --------   --------   --------  --------    --------    --------    --------
Total income (loss) from operations                 $(2.960)   $(3.000)   $(2.990)  $(0.900)    $ 1.340     $ 1.260     $ 1.260
                                                    --------   --------   --------  --------    --------    --------    --------
Net asset value - End of year                       $ 8.380    $ 8.260    $ 8.270   $ 9.100     $ 11.34     $ 11.26     $ 11.26
                                                    ========   ========   ========  ========    ========    ========    ========
Total Return(4)                                      (26.10)%   (26.64)%   (26.55)%   (9.00)%     13.40%      12.60%      12.60%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)             $10,637     $8,931    $ 8,670   $   675     $   674     $   714     $   308
Ratios (as a percentage of average daily net assets):
  Net expneses(5)                                      1.40%      2.15%      2.15%     2.15%(6)    1.48%(6)    2.23%(6)    2.23%(6)
  Net expenses after custodian fee reduction(5)        1.40%      2.15%      2.15%     2.15%(6)    1.40%(6)    2.15%(6)    2.15%(6)
  Net investment loss                                 (0.69)%    (1.43)%    (1.46%)   (1.58)%(6)  (0.43)%(6)  (0.78)%(6)  (0.72)%(6)
Portfolio Turnover of the Portfolio                     324%       324%       324%      324%         90%         90%         90%

+  The operating expenses of the Fund reflect an allocation of expenses to the Administrator.  Had such action not been taken, the ratios and net investment loss per share would have been as follows:

Ratios (as a percentage of average net assets):
  Expenses(5)                                          2.40%      3.15%      3.15%     3.15%(6)   12.00%(6)   12.75%(6)   12.75%(6)
  Expenses after custodian fee reduction(5)            2.40%      3.15%      3.15%     3.15%(6)   11.92%(6)   12.67%(6)   12.67%(6)
  Net investment loss                                 (1.69)%    (2.43)%    (2.46)%   (2.58)%(6) (10.96)%(6) (11.30)%(6) (11.24)%(6)
Net investment loss per share

                                                   (See footnotes on last page.)


                                                                           Tax-Managed Small-Cap Growth Fund 1.2

                                                                --------------------------------------------------------------------
                                                                                  Period Ended October 31,
                                                                --------------------------------------------------------------------
                                                                                        2001(1)(3)
                                                                --------------------------------------------------------------------
                                                                Class A         Class B         Class C         Class D
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of period                           $10.000         $10.000         $10.000         $10.000

Income (loss) from operations
Net investment loss                                             $(0.066)        $(0.110)        $(0.111)        $(0.108)
Net realized and unrealized loss                                 (1.924)         (1.920)         (1.909)         (1.912)
                                                                --------        --------        --------        --------
Total loss from operations                                      $(1.990)        $(2.030)        $(2.020)        $(2.020)
                                                                --------        --------        --------        --------
Net asset value - End of period                                 $ 8.010         $ 7.970         $ 7.980         $ 7.980
                                                                ========        ========        ========        ========
Total Return(4)                                                  (19.90)%        (20.30)%        (20.20)%        (20.20)%

Ratios/Supplemental Data+
Net assets, end of period (000's omitted)                       $ 9,419         $ 7,125         $ 9,747         $   593
Ratios (as a percentage of average daily net assets):
  Net expenses(5)                                                  1.35%(6)        2.10%(6)        2.10%(6)        2.10%(6)
  Net expenses after custodian fee reduction(5)                    1.33%(6)        2.08%(6)        2.08%(6)        2.08%(6)
  Net investment loss                                             (1.13)%(6)      (1.89)%(6)      (1.88)%(6)      (1.88)%(6)
Portfolio Turnover of the Portfolio                                  38%             38%             38%             38%

+  The operating expenses of the Fund reflect an allocation of expenses to the Distributor.  Had such action not been taken, the net investment loss per share and the ratios would have been as follows:

Ratios (as a percentage of average daily net assets):
  Expenses(5)                                                      2.35%(6)        3.10%(6)        3.10%(6)        3.10%(6)
  Expenses after custodian fee reduction(5)                        2.33%(6)        3.08%(6)        3.08%(6)        3.08%(6)
  Net investment loss                                             (2.13)%(6)      (2.89)%(6)      (2.88)%(6)      (2.88)%(6)
Net investment loss per share                                   $(0.124)        $(0.168)        $(0.170)        $(0.165)

                                                   (See footnotes on last page.)

                                                                           Tax-Managed International Growth Fund
                                                    --------------------------------------------------------------------------------
                                                                                   Year Ended October, 31
                                                    --------------------------------------------------------------------------------
                                                                         2001(3)                              2000(3)
                                                    --------------------------------------------------------------------------------
                                                    Class A     Class B    Class C     Class D(2) Class A     Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                 $12.070     $11.880    $11.860     $10.000    $12.160     $12.030    $12.000
                                                    --------    --------   --------    --------   --------    --------   --------
Income (loss) from operations
Net investment income (loss)                        $(0.045)    $(0.115)   $(0.113)    $(0.077)   $ 0.025     $(0.073)   $(0.077)
Net realized and unrealized gain (loss)              (4.656)     (4.575)    (4.567)     (2.053)    (0.045)     (0.051)    (0.047)
                                                    --------    --------   --------    --------   --------    --------   --------
Total income (loss) from operations                 $(4.701)    $(4.690)   $(4.680)    $(2.130)   $(0.020)    $(0.124)   $(0.124)
                                                    --------    --------   --------    --------   --------    --------   --------
Less distributions
From net investment income                          $    --     $    --    $    --     $    --    $(0.054)    $    --    $    --
In excess of net investment income                   (0.019)         --         --          --     (0.016)     (0.026)    (0.016)
                                                    --------    --------   --------    --------   --------    --------   --------
Total distributions                                 $(0.019)    $    --    $    --     $    --    $(0.070)    $(0.026)   $(0.016)
                                                    --------    --------   --------    --------   --------    --------   --------
Net asset value - End of year                       $ 7.350     $ 7.190    $ 7.180     $ 7.870    $12.070     $11.880    $11.860
                                                    ========    ========   ========    ========   ========    ========   ========
Total Return(4)                                      (39.01)%    (39.48)%   (39.46)%    (21.30)%    (0.21)%     (1.05)%    (1.05)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)             $51,419     $50,444    $37,263     $   346    $84,136     $79,099    $54,635
Ratios (as a percentage of average daily net assets):
  Net expenses(5)                                      1.70%       2.45%      2.45%       2.45%(6)   1.62%       2.38%      2.40%
  Net expenses after custodian fee reduction(5)        1.70%       2.45%      2.45%       2.45%(6)   1.62%       2.38%      2.40%
  Net investment income (loss)                        (0.46)%     (1.21)%    (1.20)%     (1.42)%(6)  0.19%      (0.56)%    (0.59)%
Portfolio Turnover of the Fund(7)                        90%         90%        90%         90%        40%         40%        40%
Portfolio Turnover of the Portfolio(8)                   31%         31%        31%         31%        --          --         --

                                                   (See footnotes on last page.)

                                                                            Tax-Managed International Growth Fund
                                                        ----------------------------------------------------------------------------
                                                                                     Year Ended October 31,
                                                        ----------------------------------------------------------------------------
                                                                     1999(3)                                1998(1)(3)
                                                        ----------------------------------------------------------------------------
                                                        Class A      Class B      Class C      Class A      Class B     Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                     $ 8.840      $ 8.810      $ 8.800      $10.000      $10.000     $10.000
                                                        --------     --------     --------     --------     --------    --------
Income (loss) from operations
Net investment income (loss)                            $ 0.016      $(0.055)     $(0.080)     $ 0.012      $(0.039)    $(0.055)
Net realized and unrealized gain (loss)                   3.304        3.275        3.280       (1.172)      (1.151)     (1.145)
                                                        --------     --------     --------     --------     --------    --------
Total income (loss) from operations                     $ 3.320      $ 3.220      $ 3.200      $(1.160)     $(1.190)    $(1.200)
                                                        --------     --------     --------     --------     --------    --------
Less distributions
From net investment income                              $    --      $    --      $    --      $    --      $    --     $    --
In excess of net investment income                      $    --      $    --      $    --      $    --      $    --     $    --
                                                        --------     --------     --------     --------     --------    --------
Total distributions                                     $    --      $    --      $    --      $    --      $    --     $    --
                                                        --------     --------     --------     --------     --------    --------
Net asset value - End of year                           $12.160      $12.030      $12.000      $ 8.840      $ 8.810     $ 8.800
                                                        ========     ========     ========     ========     ========    ========
Total Return(4)                                           37.56%       36.55%       36.36%      (11.60)%     (11.90)%    (12.00)%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)                 $27,833      $26,498      $14,470      $ 6,659      $ 9,808     $ 4,416
Ratios (as a percentage of average daily net assets):
  Net expenses(5)                                          1.73%        2.53%        2.71%        1.97%(6)     2.72%(6)    2.97%(6)
  Net expenses after custodian fee reduction(5)            1.73%        2.53%        2.71%        1.95%(6)     2.70%(6)    2.95%(6)
  Net investment income                                    0.15%       (0.53)%      (0.78)%       0.25%(6)    (0.80)%(6)  (1.15)%(6)
Portfolio turnover of the Fund                               60%          60%          60%          14%          14%         14%

+  The operating expenses of the Fund reflect a waiver of the investment adviser fee.  Had such action not been taken, the ratios and investment income (loss) per share would have been as follows:

Ratios (as a percentage of average net assets):
  Expenses                                                                                        2.20%(6)     2.95%(6)    3.20%(6)
  Expenses after custodian fee reduction                                                          2.18%(6)     2.93%(6)    3.18%(6)
  Net investment income                                                                           0.02%(6)    (1.03)%(6)  (1.38)%(6)
Net investment income per share                                                                $ 0.001      $(0.050)    $(0.066)

                                                   (See footnotes on last page.)

                                                                                 Tax-Managed Value Fund
                                                      ------------------------------------------------------------------------------
                                                                                 Year Ended October, 31
                                                      ------------------------------------------------------------------------------
                                                                        2001                                 2000(1)
                                                      ------------------------------------------------------------------------------
                                                      Class A    Class B    Class C    Class D(2) Class A    Class B    Class C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year                   $12.150    $11.710    $12.020    $10.000    $10.000    $10.000    $10.000
                                                      --------   --------   --------   --------   --------   --------   --------
Income (loss) from operations
Net investment income (loss)                          $ 0.012    $(0.039)   $(0.041)   $(0.021)   $(0.002)   $(0.029)   $(0.027)
Net realized and unrealized gain (loss)                (0.392)    (0.421)    (0.429)    (0.499)     2.152      1.739      2.047
                                                      --------   --------   --------   --------   --------   --------   --------
Total income (loss) from operations                   $(0.380)   $(0.460)   $(0.470)   $(0.520)   $ 2.150    $ 1.710    $ 2.020
                                                      --------   --------   --------   --------   --------   --------   --------
Net asset value - End of year                         $11.770    $11.250    $11.550    $ 9.480    $12.150    $11.710    $12.020
                                                      ========   ========   ========   ========   ========   ========   ========
Total Return(4)                                         (3.13)%    (3.93)%    (3.91)%    (5.20)%    21.50%     17.10%     20.20%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)              $152,849   $147,570   $139,653     $5,154    $30,140    $20,690    $18,494
Ratios (as a percentage of average daily net assets):
  Expenses(5)                                            1.29%      2.04%      2.04%      2.03%(6)   1.71%(6)   2.45%(6)   2.46%(6)
  Net investment income (loss)                           0.17%     (0.59)%    (0.59)%    (0.65%)(6) (0.06)%(6) (0.78)%(6) (0.81)%(6)
Portfolio Turnover of the Fund(7)                          83%        83%        83%        83%       128%       128%       128%
Portfolio Turnover of the Portfolio(8)                     45%        45%        45%        45%        --         --         --


(1) For Tax-Managed Multi-Cap Opportunity Fund for the period from the start of business (June 30, 2000 for Class A and July 10, 2000 for Class B and Class
     C) to October 31, 2000; for Tax-Managed Small-Cap Growth Fund 1.2 (all classes) for the period from the start of business, March 1, 2001 to October 31, 2001; for Tax-Managed International Growth Fund (Class A, Class B and Class C) for the period from the start of business, April 22, 1998 to October 31, 1998; for Tax-Managed Value Fund for the period from the start of business (December 27, 1999 for Class A, January 18, 2000 for Class B and January 24, 2000 for Class C) to October 31, 2000.


(2) For Class D of Tax-Managed Multi-Cap Opportunity Fund, Tax-Managed International Growth Fund and Tax-Managed Value Fund for the periods from the start of business March 13, 2001, March 15, 2001 and March 15, 2001, respectively, to October 31, 2001.

(3) Net investment income (loss) per share was computed using average shares outstanding.

(4) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(5)  Includes the Fund's share of the Portfolio's allocated expenses.

(6)  Annualized.

(7) Represents the rate of portfolio activity for the period during which the Tax-Managed International Growth and Tax-Managed Value Funds were making investments directly in securities.

(8) For the period from the Tax-Managed International Growth Portfolio's and Tax-Managed Value Portfolio's start of business, July 23, 2001 to October 31, 2001.

{LOGO}





More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about each Fund's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about each Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                   PFPC, Inc.
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4015.                                     TMCOMBP


                                                 (C) 2002 Eaton Vance Management

{LOGO}







                             Eaton Vance Tax-Managed
                           Small-Cap Growth Fund 1.2


                              Institutional Shares

             A diversified fund seeking long-term, after-tax returns
                    by investing in emerging growth companies

                                Prospectus Dated
                                  March 1, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Redeeming Shares               7
Investment Objective & Principal                Shareholder Account
  Policies and Risks                    4         Features                     7
Management and Organization             5       Tax Information                8
Valuing Shares                          6       Financial Highlights           9
Purchasing Shares                       6
-------------------------------------------------------------------------------

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY


Investment Objective and Principal Strategies. The investment objective of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. Emerging growth companies are small-cap companies with market capitalizations comparable to those of companies included in the Standard & Poor's 600 SmallCap Index and that have expected growth rates over the long-term that substantially exceed U.S. market averages. Although it invests primarily in domestic companies, the Fund may invest up to 25% of its total assets in foreign securities. The Fund may engage in derivative transactions (such as purchased puts, equity swaps, covered short sales and stock index futures) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. Some of the securities held by the Fund may be subject to restrictions on resale.


The Fund pursues its investment objective by investing its assets in a separate registered investment company with the same investment objective and policies as the Fund.

Tax-Managed Investing.

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund approaches its investments from the perspective of a taxpaying shareholder. Buy and sell decisions are made by balancing investment considerations and tax considerations, taking into account the taxes payable by shareholders in connection with Fund distributions of investment income and net realized capital gains. Among the techniques and strategies used in the tax-efficient management of the Fund are the following:

     *    investing primarily in lower-yielding growth stocks;

     *    purchasing stocks primarily from a long-term perspective;

     *    generally   maintaining   low   portfolio   turnover  of  stocks  with
          appreciated gains;

     *    attempting to avoid net realized short-term gains;

     *    when appropriate, selling stocks trading below cost to realize losses;

     * in selling appreciated stocks, selecting the most tax-favored share lots; and

     * selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains (taxed as long-term capital gains). The Fund can generally be expected to distribute a smaller percentage of returns each year than equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

Principal Risk Factors. The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of U.S. stocks, the value of the Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

In addition to general stock market risk, Fund shares are also sensitive to factors affecting emerging growth companies. The securities of emerging growth companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

Because the Fund invests a portion of its assets in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. The use of derivative transactions is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or market movements. Securities subject to restrictions on resale are often less liquid and more difficult to value.

The Fund is not a complete investment program and you may lose money by investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information. Because the Fund has not yet had a full calendar year of operations, the following bar chart and table provide information about the performance of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 ("TMSG1.1"), another mutual fund that, like the Fund, invests in Tax-Managed Small-Cap Growth Portfolio. The returns in the bar chart and the table are for each calendar year through December 31, 2001 and are adjusted to eliminate the sales charge applicable to the TMSG1.1 shares (but are not adjusted for other differences in the expenses between TMSG1.1 and the Fund). If such an adjustment were made, the returns would be lower. The table also includes a comparison to the performance of a broad-based, unmanaged index of 600 domestic small capitalization stocks. Returns in the table are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.


   Annual Total Returns of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1.

             11.91%          46.42%         -10.87%         -23.44%
     --------------------------------------------------------------------
             1998            1999            2000            2001

The highest quarterly total return was 32.66% for the quarter ended December 31, 1999, and the lowest quarterly return was -29.29% for the quarter ended September 30, 2001.


Average Annual Total Return of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1                One Year   Life of Fund
------------------------------------------------------------------------------------------------------------------------
TMSG1.1 Return Before Taxes                                                                     -27.84%      1.08%
TMSG1.1 Return After Taxes on Distributions                                                     -27.84%      1.08%
TMSG1.1 Return After Taxes on Distributions and the Sale of Shares                              -16.96%      0.87%
Standard & Poor's 600 SmallCap Index                                                              6.51%      5.98%

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions is the same as Return Before Taxes because no distributions were paid. Return After Taxes on Distributions and the Sale of Shares for One Year is higher than Return After Taxes on Distributions for One Year because of realized losses. TMSG1.1 commenced operations on September 25, 1997. Life of Fund returns are calculated from September 30, 1997. The Standard & Poor's 600 SmallCap Index is a broad-based unmanaged market index of 600 small capitalization stocks trading in the U.S. Investors cannot invest directly in an Index. (Source for S&P 600 SmallCap Index: Lipper Inc.)


Expenses of the Fund. The table describes the expenses that you may pay if you buy and hold shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund and Portfolio assets)
--------------------------------------------------------------------------------
Management Fees                                                 0.775%
Other Expenses*                                                 1.175%
                                                                ------
Total Annual Fund Operating Expenses**                          1.950%

*    Other Expenses is estimated.
** During the period from the commencement of offering Institutional Shares, April 12, 2001, to October 31, 2001, Total Annual Fund Operating Expenses were 1.08%, due to allocations of expenses to the Distributor and other fee reductions. The expense allocations and fee reductions could be terminated at any time.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                                            1 Year     3 Years
-------------------------------------------------------------------------------
Institutional Shares                                        $198       $612

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. The Fund currently seeks to meet its objective by investing in Tax-Managed Small-Cap Growth Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.

The Portfolio invests in a broadly diversified selection of publicly-traded equity securities of emerging growth companies that are believed to have superior long-term earnings growth prospects. The investment adviser considers "emerging growth companies" to be small-cap companies with market capitalizations comparable to those of companies included in the Standard & Poor's 600 SmallCap Index and that are expected to demonstrate earnings growth over the long-term that substantially exceeds the average earnings growth rates of all publicly-traded companies in the United States.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities of small-cap emerging growth companies. Many small-cap emerging growth companies are in the early stages of their development, are more dependent on fewer products, services, markets or financial resources or may depend upon a more limited management group than more established companies, may lack substantial capital reserves and do not have established performance records. Small-cap emerging growth stocks frequently have less trading volume than stocks of more established companies making them more volatile and difficult to value.

The portfolio manager seeks to purchase securities that are reasonably priced in relation to their fundamental value. In making investment decisions, the portfolio manager relies on the investment adviser's research staff. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. As noted below, the portfolio manager may sell securities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy will increase the Portfolio's turnover rate. A fund with a high turnover rate (100% or more) pays more commissions, which may reduce return.

The Portfolio seeks to achieve long-term, after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Portfolio's investment income and realized capital gains. Fund distributions that are taxed as ordinary income are minimized by investing principally in lower-yielding emerging growth stocks and by generally avoiding net realized short-term capital gains. Fund distributions taxed as long-term capital gains are minimized by avoiding or minimizing the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager may sell securities to realize capital losses that can be used to offset realized gains.

To protect against price declines in securities holdings with large accumulated gains, the Portfolio may use various hedging techniques (such as purchased exchange-traded and over-the-counter put options, equity collars (combining the purchase of a put option and the sale of a call option), the purchase of call options on securities, equity swaps, covered short sales, and the purchase or sale of stock index futures contracts. By using these techniques rather than selling appreciated securities, the Portfolio can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Portfolio to enhance returns or as a substitute for the purchase or sale of securities.

The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, the Portfolio may be forced to deliver appreciated stock to close the short position, causing a recognition of gain. The Portfolio normally intends to deliver newly acquired stock to close a short position. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors.

The Portfolio may invest up to 25% of assets in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the

United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to the Portfolio's 25% limitation on investing in foreign securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

As noted above the portfolio managers may sell securities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy will increase Portfolio turnover rate and the trading costs it incurs. Higher trading costs may reduce return.

Benefits of Investing in the Portfolio. Investing in the Portfolio enables the Fund to participate in an established investment portfolio without being exposed to potential tax liability for unrealized gains accrued prior to the Fund's inception. Securities with accumulated gains constitute a substantial portion of the assets of the Portfolio. If these securities are sold, the gains accumulated prior to the Fund's inception are not allocated to the Fund or its shareholders.

MANAGEMENT AND ORGANIZATION

Management. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $55 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the period from the start of business, March 1, 2001, to the fiscal year ended October 31, 2001, the Portfolio paid BMR advisory fees equivalent to 0.625% (annualized) of its average daily net assets.


Prior to March 1, 2001, the assets of Tax-Managed Small-Cap Growth Portfolio's predecessor were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the For the period from November 1, 2000, to February, 2001, the Portfolio's predecessor paid Eaton Vance advisory fees equivalent to 0.625% (annualized) of its average daily net assets.


Edward E. Smiley, Jr. has served as portfolio manager of the Portfolio (and its predecessor) since operations commenced. He is a Vice President of Eaton Vance and BMR, and also manages other Eaton Vance portfolios. Prior to joining Eaton Vance in 1996, he was Senior Product Manager, Equity Management for TradeStreet Investment Associates, Inc., a wholly-owned subsidaiary of NationsBank.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance a fee of 0.15% of average daily net assets. For the period from the start of business, April 12, 2001, to the fiscal year ended October 31, 2001, Eaton Vance earned administration fees of 0.15% of the Fund's average daily net assets.

Organization. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund shares offered by, and referred to in, this prospectus are Institutional Shares. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value, which is derived from Portfolio holdings. Exchange-listed securities are valued at closing sale prices. The investment adviser may use the fair value of a security if events occurring after the close of a securities market would materially affect net asset value or market prices are unavailable. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

Institutional Shares are offered to clients of financial intermediaries who charge an advisory, management, consulting or similar fee for their services; accounts affiliated with those financial intermediaries; investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Institutional Shares also are offered to pension plans, endowments and corporations. Your initial investment must be at least $250,000. Subsequent investments of any amount may be made at any time. The investment minimum is waived for persons affiliated with Eaton Vance and its service providers.

The Fund provides shareholders ease of investment by allowing same day wire purchases. You may purchase Institutional Shares through your investment dealer or by requesting your bank to transmit immediately available funds (Federal Funds) by wire to the address set forth below. To make an initial investment by wire, you must first telephone the Fund Order Department at 800-225-6265 (extension 7604) to advise of your action and to be assigned an account number. Failure to call will delay the order. The account application form which accompanies this prospectus must be promptly forwarded to the transfer agent. Additional investments may be made at any time through the same wire procedure. The Fund Order Department must be advised by telephone of each transmission. Wire funds to:

  Boston Safe Deposit & Trust Co.
  ABA #811001234
  Account #080411

  Further Credit Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 - Institutional Shares - Fund #926

  A/C # [Insert your account number]

Purchase orders will be executed at the net asset value next determined after their receipt by the Fund only if the Fund has received payment in cash or in Federal Funds. If you purchase shares through an investment dealer, that dealer may charge you a fee for executing the purchase for you.

From time to time the Fund may suspend the continuous offering of its shares. During any such suspension, shareholders who reinvest their distributions in additional shares will be permitted to continue such reinvestments, and the Fund may permit tax-sheltered retirement plans which own shares to purchase additional shares of the Fund. The Fund may also refuse any order for the purchase of shares.

REDEEMING SHARES

You can redeem shares in one of two ways:

  By Wire               If you have given complete written authorization in
                        advance you may request that redemption proceeds be
                        wired directly to your bank account.  The bank
                        designated may be any bank in the United States.  The
                        redemption request may be made by calling the Eaton
                        Vance Fund Order Department at 800-225-6265 (extension
                        7604) or by sending a signature guaranteed letter of
                        instruction to the transfer agent (see back cover for
                        address).  You may be required to pay the costs of
                        redeeming by wire; however, no costs are currently
                        charged.  The Fund may suspend or terminate this
                        expedited payment procedure upon at least 30 days
                        notice.
  Through an
  Investment            Dealer Your investment dealer is responsible for
                        transmitting the order promptly. An investment dealer may charge a fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

Meeting Redemptions by Distributing Portfolio Securities. The Fund currently pays shareholder redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing Portfolio securities chosen by the investment adviser. The Fund would only distribute readily marketable securities, which would be valued pursuant to the Portfolio's valuation procedures. Redeeming shareholders who receive securities could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities. If the Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part with cash.

SHAREHOLDER ACCOUNT FEATURES

Distributions. You may have your Fund distributions paid in one of the following ways:

  *Full
   Reinvest
   Option      Dividends and capital gains are reinvested in additional  shares.
               This option will be assigned if you do not specify an option.
  *Partial
   Reinvest
   Option      Dividends  are paid in cash and capital  gains are  reinvested in additional shares.
  *Cash
   Option      Dividends and capital gains are paid in cash.

Information from the Fund. From time to time, you may be mailed the following:

     * Annual and Semi-Annual Reports, containing performance information and financial statements.
     * Periodic account statements, showing recent activity and total share balance.
     * Form 1099 and tax information needed to prepare your income tax returns.
     *    Proxy materials, in the event a shareholder vote is required.
     *    Special notices about significant events affecting your Fund.

Exchange Privilege. You may exchange your Institutional Shares for other Eaton Vance fund Institutional Shares. Exchanges are made at net asset value. Before exchanging, you should read the prospectus of the new fund carefully. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within twelve months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

Telephone and Electronic Transactions. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

Account Questions. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. Distributions of investment income and net realized short-term capital gains are taxable as ordinary income. Distributions of net realized long-term capital gains are taxable as long-term gains. The Fund expects to pay any required distributions annually. Distributions are taxable whether paid in cash or in additional Fund shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are realized but not distributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of the Fund's Institutional Shares for the period from the start of business, April 12, 2001, to the fiscal year ended October 31, 2001. Certain information in the table reflects the financial results for a single Fund share. The total return in the table represents the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                             PERIOD ENDED OCTOBER 31, 2001(1)(2)
--------------------------------------------------------------------------------
Net asset value - Beginning of period                           $10.000
                                                                -------
Income (loss) from operations
Net investment loss                                             $(0.052)
Net realized and unrealized loss                                 (0.808)
                                                                -------
Total loss from operations                                      $(0.860)
                                                                -------
Net asset value - End of period                                 $ 9.140
                                                                -------
Total Return(3)                                                   (8.60)%

Ratios/Supplemental Data+:
Net assets, end of period (000's omitted)                       $     8
Ratios (as percentage of average daily net assets):
  Net expenses(4)                                                  1.10%(5)
  Net expenses after custodian fee reduction(4)                    1.08%(5)
  Net investment loss                                             (0.89)%(5)
Portfolio Turnover of the Portfolio                                  38%

+ The operating expenses of the Fund reflect an allocation of expenses to the Distributor. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(4)                                                      1.95%(5)
  Expenses after custodian fee reduction(4)                        1.93%(5)
  Net investment loss                                             (2.08)%(5)
Net investment loss per share                                   $(0.122)

(1) For the period from the commencement of offering Class I shares, April 12, 2001, to October 31, 2001.

(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.

(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

More Information
--------------------------------------------------------------------------------

     About the Fund: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:

                         EATON VANCE DISTRIBUTORS, INC.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     About Shareholder Accounts: You can obtain more information from Eaton Vance Share- holder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------
                                   PFPC, Inc.
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653
                                 1-800-262-1122




The Fund's SEC File No. is 811-4015.                                     IMG1.2P




                                                 (C) 2002 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          March 1, 2002



               Eaton Vance Tax-Managed Multi-Cap Opportunity Fund
                Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
              Eaton Vance Tax-Managed Equity Asset Allocation Fund
                Eaton Vance Tax-Managed International Growth Fund
                    Eaton Vance Tax-Managed Mid-Cap Core Fund
                  Eaton Vance Tax-Managed Small-Cap Value Fund
                       Eaton Vance Tax-Managed Value Fund


                            The Eaton Vance Building
                                255 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6265


This Statement of Additional Information ("SAI") provides general information about the Funds and their corresponding Portfolios. Each Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                               Page                                         Page
Strategies and Risks            2       Purchasing and Redeeming Shares       19
Investment Restrictions         4       Sales Charges                         20
Management and Organization     6       Performance                           23
Investment Advisory and                 Taxes                                 24
  Administrative Services       14      Portfolio Securities
Other Service Providers         17        Transactions                        26
Calculation of Net Asset Value  18      Financial Statements                  28

Appendix A:  Class A Fees, Performance and Ownership                          33
Appendix B:  Class B Fees, Performance and Ownership                          36
Appendix C:  Class C Fees, Performance and Ownership                          39
Appendix D:  Class D Fees, Performance and Ownership                          42
Appendix E:  Class I Fees, Performance and Ownership                          45

Although each Fund offers only its shares of beneficial interest, it is possible that a Fund (or Class) might become liable for a misstatement or omission in this SAI regarding another Fund (or Class) because the Funds use this combined SAI. The Trustees of the Trust have considered this factor in approving the use of a combined SAI.


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Funds' prospectus dated March 1, 2002, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

(C) 2002 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc. For purposes of a Portfolio's policy of investing at least 80% of net assets in a particular type of investment, "net assets" will include any borrowings made for investment purposes. This policy will not be revised unless Fund shareholders are notified of the proposed change at least sixty days in advance of the proposed change.

                              STRATEGIES AND RISKS

Tax-Managed Investing. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of an equity mutual fund - price appreciation, distributions of income and distributions of realized short-term and long-term capital gains - which are treated differently for federal income tax purposes. Distributions of net investment income and net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 38.6%. Distributions of realized long-term gains (on stocks held for more than one year) are taxed at rates up to 20%. Returns derived from price appreciation are untaxed until the shareholder redeems his or her shares. Upon redemption, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the redemption and the shareholder's adjusted tax basis is realized.

Each Fund is similar to retirement planning products such as variable annuities and IRAs in that they are vehicles for long-term, tax-deferred investing. As a mutual fund, however, each Fund avoids a number of structural disadvantages inherent in a variable annuity - including the limitations and penalties on early withdrawals, the taxing of all income and gain upon withdrawal at ordinary income rates, and the inability to gain a step up in basis at death. Variable annuities offer tax-free exchanges and a death benefit, which are not offered by a Fund. Eligibility to invest in IRAs and annual contributions to IRAs are limited. Contributions to deductible IRAs can be made from pre-tax dollars and distributions from Roth IRAs are not taxed if certain requirements are met.

An analysis of long-term hypothetical returns achievable from a tax-managed equity fund that achieves returns predominantly from unrealized gains compared to a conventional equity mutual fund and a variable annuity can illustrate the fundamental soundness of a tax-managed equity fund investment. Assuming identical annual pre-tax returns, over a holding period of several years a tax-managed fund can generate liquidation proceeds higher than a conventional managed equity mutual fund and a variable annuity. If the investments are passed into an estate (thereby triggering a step-up in basis), the relative performance advantage of a tax-managed fund compared to a conventional fund or to a variable annuity can be substantial, again assuming equivalent annual returns before taxes. Of course, actual returns achieved by long-term investors in a Fund cannot be predicted.

Equity Investments. Each Portfolio invests primarily in common stocks and securities convertible into common stocks. Each Portfolio also may invest in investment-grade preferred stocks, debt securities (normally limited to securities convertible into common stocks), warrants and other securities and instruments.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indicies and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Under regulations of the CFTC, the use of futures transactions for non-hedging purposes is limited. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. Credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securites will be covered by ownership of the securities subject to the call option or an offsetting option.

Asset Coverage. To the extent required by SEC guidelines, each Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, held in a segregated account with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to cover or segregated accounts could impede portfolio management or the ability to meet redemption requests or other current obligations.

Lending Portfolio Securities. Each Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. Each Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser.

Short Sales. A Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in by the lender. These transactions may also require the current recognition of taxable gain under certain tax rules applicable to constructive sales. Each Portfolio expects normally to close its short sales against-the-box by delivering newly-acquired stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Portfolio's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Temporary Investments. A Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover. Each Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be lower than that of most other mutual funds with a similar investment strategy, except to the extent each Portfolio sells securities in order to generate capital losses. Selling securities to generate capital losses will increase each Portfolio's turnover rate and the trading costs it incurs.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of each Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of a Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of a Fund. Accordingly, each Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;
     (2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;
     (3)  Engage in the underwriting of securities;
     (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;

     (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements , (c) lending portfolio securities, and (d) (except for Tax-Managed Small-Cap Growth and Tax-Managed International Growth Funds) lending cash consistent with applicable law;

     (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of anyone issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or
     (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in anyone industry.

Notwithstanding the investment policies and restrictions of each Fund, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund; moreover, Tax-Managed Equity Asset Allocation Fund may invest its investable assets in other open-end management companies in the same group of investment companies as the Fund, to the extent permitted by Section 12(d)(1)(G) of the 1940 Act.

Each Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by each Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of a Portfolio.

The following nonfundamental investment policies have been adopted by each Fund and Portfolio. A policy may be changed by the Trustees with respect to a Fund without approval by the Fund's shareholders or, with respect to a Portfolio, without approval of the Fund or its other investors. Each Fund and Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or
     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by a Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service, will not compel a Fund and Portfolio to dispose of such security or other asset.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of each Portfolio are responsible for the overall management and supervision of the affairs of each Portfolio. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.

                                                                                          Number of Portfolios
                     Position(s) with                                                        in Fund Complex
                        the Trust/     Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Name and Age            Portfolio      Length of Service          Past Five Years              Trustee(1)               Held
------------         ----------------  ------------------  ------------------------------  --------------------  -------------------
Interested Trustees

JESSICA M. BIBLIOWICZ  Trustee         Trustee of the      President and Chief Executive           165           None
Age 42                                 Trust and Small-Cap Officer of National Financial
                                       Growth and          Partners (financial services
                                       International       company) (since April 1999).
                                       Growth Portfolios   President and Chief Operating
                                       - 1998; Multi-Cap   Officer of John A. Levin & Co.
                                       Opportunity         (registered investment adviser)
                                       Portfolio - 2000;   (July 1997 to April 1999) and a
                                       Mid-Cap Core,       Director of Baker, Fentress &
                                       Small-Cap Value     Company which owns John A. Levin
                                       and Value           & Co. (July 1997 to April 1999).
                                       Portfolios -        Formerly, Executive Vice President
                                       2001.               of Smith Barney Mutual Funds (July
                                                           1994 to June 1997).  Ms. Bibliowicz
                                                           is an interested person because of
                                                           her affiliation with a brokerage
                                                           firm.

JAMES B. HAWKES        Trustee and     Trustee of the      Chairman, President and Chief           170           Director of EVC, EV
Age 60                 President       Trust - 1991,       Executive Officer of BMR, Eaton                       and EVD
                                       President -         Vance and their corporate parent
                                       1999; President     and trustee (EVC and EV); Vice
                                       and Trustee of      President of EVD. President or
                                       Small-Cap Growth    officer of 170 investment companies
                                       and International   in the Eaton Vance Fund Complex.
                                       Growth Portfolios   Mr. Hawkes is an interested person
                                       - 1998; of          beause of his positions with BMR,
                                       Multi-Cap           Eaton Vance and EVC, which are
                                       Opportunity         affiliates of the Trust and the
                                       Portfolio -         Portfolio.
                                       2000; of Mid-
                                       Cap Core, Small-
                                       Cap Value and
                                       Value Portfolios -
                                       2001

                                       6

Disinterested Trustees

DONALD R. DWIGHT       Trustee         Trustee of the      President of Dwight Partners, Inc.      170           Trustee/Director of
Age 70                                 Trust - 1986;       (corporate relations and                              the Royce Funds
                                       of Small-Cap Growth communications company).                              (consisting of 17
                                       and International                                                         portfolios)
                                       Growth Portfolios
                                       - 1998; of
                                       Multi-Cap Opportunity
                                       Portfolio - 2000;
                                       and of Mid-Cap Core,
                                       Small-Cap Value and
                                       Value Portfolios -
                                       2001

SAMUEL L. HAYES, III   Trustee         Trustee of the      Jacob H. Schiff Professor of            170           Director of Tiffany
Age 67                                 Trust - 1986;       Investment Banking Emeritus,                          & Co. (specialty
                                       of Small-Cap        Harvard University Graduate                           retailer) and
                                       Growth and          School of Business                                    Telect, Inc.
                                       International       Administration.                                       (telecommunications
                                       Growth Portfolios-                                                         services company)
                                       1998; of Multi-Cap
                                       Opportunity
                                       Portfolio - 2000;
                                       and of Mid-Cap
                                       Core, Small-Cap
                                       Value and Value
                                       Portfolios - 2001

NORTON H. REAMER       Trustee         Trustee of the      Chairman and Chief Operating            170           None
Age 66                                 Trust - 1986;       Officer, Hellman, Jordan
                                       of the Small-Cap    Management Co., Inc. (an
                                       Growth and          investment management company)
                                       International       (since November 2000). President,
                                       Growth Portfolios-  Unicorn Corporation (an investment
                                       1998; of Multi-Cap  and financial advisory services
                                       Opportunity         company) (since September 2000).
                                       Portfolio - 2000;   Formerly Chairman of the Board,
                                       and of Mid-Cap      United Asset Management Corporation
                                       Core, Small-Cap     (a holding company owning
                                       Value and Value     institutional investment management
                                       Portfolios - 2001   firms) and Chairman, President and
                                                           Director, UAM Funds (mutual funds).

                                       7

                                                                                          Number of Portfolios
                     Position(s) with                                                        in Fund Complex
                        the Trust/     Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Name and Age            Portfolio      Length of Service          Past Five Years              Trustee(1)               Held
------------         ----------------  ------------------  ------------------------------  --------------------  -------------------
LYNN A. STOUT          Trustee         Trustee of the      Proffessor Law, University of           165           None
Age 44                                 Trust and Small-Cap California at Los Angeles School
                                       Growth and          of Law (since July 2001).  Formerly,
                                       International       Professor of Law, Georgetown
                                       Growth Portfolios-  University Law Center
                                       1998; of Multi-Cap
                                       Opportunity
                                       Portfolio - 2000;
                                       and of Mid-Cap
                                       Core, Small-Cap
                                       Value and Value
                                       Portfolios - 2001

JACK L. TREYNOR        Trustee         Trustee of the      Investment Adviser and Consultant.      167           None
Age 72                                 Trust - 1984;
                                       of Small-Cap Growth
                                       and International
                                       Growth Portfolios -
                                       1998; of Multi-Cap
                                       Opportunity
                                       Portfolio - 2000;
                                       and of Mid-Cap
                                       Core, Small-Cap
                                       Value and Value
                                       Portfolios - 2001

(1)  Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

                      Position(s) with the          Term of Office and
Name and Age            Trust/Portfolio             Length of Service           Principal Occupation(s) During Past Five Years
------------          --------------------          ------------------          ----------------------------------------------
WILLIAM H. AHERN, JR. Vice President of the Trust   Since 1995                  Vice President of Eaton Vance and BMR. Officer of 34
Age 42                                                                          investment companies managed by Eaton Vance or BMR.

THOMAS E. FAUST JR.   Vice President of Mid-Cap     Since 2001                  Executive Vice President and Chief Investment
Age 43                Core and Small-Cap Value                                  Officer of Eaton Vance and BMR and Director of EVC.
                      Portfolios                                                Officer of 13 investment companies managed by
                                                                                Eaton Vance or BMR.

ARIEH COLL            Vice President of Multi-Cap   Since 2000                  Vice President of Eaton Vance and BMR.  Officer of 3
Age 38                Opportunity Portfolio                                     investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER      Vice President of the Trust   Since 1997                  Vice  President of Eaton  Vance and BMR. Officer  of
Age 58                                                                          112 investment companies  managed by Eaton  Vance or
                                                                                BMR.

WILLIAM R. HACKNEY, III  Vice President of Mid-Cap  Since 2001                  Managing Partner and member of the Executive
                         Core Portfolio                                         Committee of Atlanta Capital.  Officer of 3
                                                                                investment companies managed by Eaton Vance or BMR.

                                       8

ARMIN J. LANG         Vice President of the Trust   For the Trust since 1999;   Vice President of  Eaton Vance and BMR since  March,
Age 37                and International Growth      International Growth        1998.  Previously   he  was  a   Vice  President  at
                      Portfolio                     Portfolio since 1998        Standish,  Ayer & Wood.  Officer  of  23  investment
                                                                                companies managed by Eaton Vance or BMR.

MICHAEL R. MACH       Vice President of the Trust   For the Trust since 1999;   Vice  President   of  Eaton  Vance   and  BMR  since
Age 54                and Value Portfolio           Value Portfolio since 2001  December, 1999.  Previously, Managing  Director  and
                                                                                Senior  Analyst for Robertson  Stephens (1998-1999);
                                                                                and Managing Director  and Senior Analyst  for Piper
                                                                                Jaffray  (1996-1998).   Previously  he  was  a  Vice
                                                                                President  at Standish, Ayer & Wood.  Officer  of 24
                                                                                investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH   Vice President of the Trust   Since 1998                  Vice President of  Eaton Vance and  BMR. Officer  of
Age 45                                                                          111 investment  companies managed by  Eaton Vance or
                                                                                BMR.

PAUL J. MARSHALL      Vice President of Mid-Cap     Since 2001                  Vice President of Atlanta Capital since 2000.
Age 36                Core Portfolio                                            Portfolio manager for Bank of America Capital
                                                                                Management (1995-2000).  Officer of 2 investment
                                                                                companies managed by Eaton Vance or BMR.

GEORGE C. PIERIDES    Vice President of Small-Cap   Since 2001                  Managing Director of Fox since 1995.  Officer of 1
Age 44                Value Portfolio                                           investment company managed by Eaton Vance or BMR.

CHARLES B. REED       Vice President of Mid-Cap     Since 2001                  Vice President of Atlanta Capital since 1998.
Age 36                Core Portfolio                                            Portfolio manager with the Florida State Board of
                                                                                Administration (1995-1998).  Officer of 1
                                                                                investment company managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON  Vice President of the Trust   Since 2001                  Senior Vice  President and Chief  Equity  Investment
Age 44                                                                          Officer  of  Eaton  Vance  and BMR.  Officer  of  27
                                                                                investment companies managed by Eaton Vance or BMR.

WALTER A. ROW, III    Vice President of the Trust   Since 2001                  Director of  Equity Research and a Vice President of
Age 44                                                                          Eaton  Vance  and  BMR.  Officer  of  22  investment
                                                                                companies managed by Eaton Vance or BMR.

EDWARD E. SMILEY, JR. Vice President of the Trust   For the Trust since 1999;   Vice President of Eaton vance and BMR. Officer of 34
Age 57                and Small-Cap Growth          Small-Cap Growth Portfolio  investment companies managed by Eaton Vance or BMR.
                      Portfolio                     since 1998

JAMES L. O'CONNOR     Treasurer                     For the Trust since 1989;   Vice President  of BMR,  Eaton Vance,  EVD and  EVC.
Age 56                                              Small-Cap Growth and        Officer of 170 investment companies managed by Eaton
                                                    International Growth        Vance or BMR.
                                                    Portfolios since 1998;
                                                    Multi-Cap Opportunity
                                                    Portfolio since 2000;
                                                    Mid-Cap Core, Small-Cap
                                                    Value and Value Portfolios
                                                    since 2001

ALAN R. DYNNER        Secretary                     For the Trust since 1997;   Vice President, Secretary and Chief Legal Officer of
Age 61                                              Small-Cap Growth and        BMR,  Eaton  Vance,  EVD  and  EVC.  Officer  of 170
                                                    International Growth        investment companies managed by Eaton Vance or BMR.
                                                    Portfolios since 1998;
                                                    Multi-Cap Opportunity
                                                    Portfolio since 2000;
                                                    and Mid-Cap Core, Small-Cap
                                                    Value and Value Portfolios
                                                    since 2001


The Nominating Committee of the Board of Trustees of the Trust and the Portfolios is comprised of the Trustees who are not "interested persons" of the Trust and the Portfolios as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is comprised of Trustees who are not "interested persons" of the Trust and the Portfolios. In the fiscal year ending October 31, 2001, the Nominating Committee convened once.

The Trustees will, when a vacancy exists or is anticpated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgement to be made as to such individual's qualifications.

Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolios. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Trust and the Portfolios, and certain service providers. In the fiscal year ending October 31, 2001, the Audit Committee convened once.

Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust and the Portfolios. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolios, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Funds, Portfolios or investors therein. In the fiscal year ending October 31, 2001, the Special Committee convened four times.


In reviewing the approval (in the case of Tax-Managed Equity Asset Allocation Fund and the Mid-Cap Core and Small-Cap Value Portfolios) and the renewal (in the case of the Multi-Cap Opportunity, Small-Cap Growth, International Growth and Value Portfolios) of the investment advisory agreement(s) between the Tax-Managed Equity Asset Allocation Fund and each Portfolio and the investment adviser, the Special Committee considered, among other things, the following:


     * An independent report comparing the fees and expenses of each Fund to a peer group of funds;

     * Information on the investment performance (in the case of a renewal), the relevant peer group(s) of funds and appropriate indices;

     * Sales and redemption data in respect of the Fund (in the case of a renewal); and

     * The economic outlook and general investment outlook and the general investment outlook in the relevant investment markets.

     *    Eaton  Vance's  results  and  financial   condition  and  the  overall
          organization of the investment adviser;

     *    Arrangements regarding the distribution of Fund shares;

     *    The procedures used to determine the fair value of each Fund's assets;

     * The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

     * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

     * The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

     *    Investment management staffing;

     * Operating expenses (including transfer agency expenses) paid to third parties; and

     *    Information provided to investors, including the Fund's shareholders.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Tax-Managed Equity Asset Allocation Fund and each Portfolio. The Special Committee considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Tax-Managed Equity Asset Allocation Fund and each Portfolio. The Special Committee also considered Eaton Vance's profit margins in comparison with available industry data.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve (in the case of Tax-Managed Equity Asset Allocation Fund and the Mid-Cap Core and Small-Cap Stock Portfolios) or renew (in the case of the Multi-Cap Opportunity, Small-Cap Growth, International Growth and Value Portfolios) the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on their consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval (in the case of Tax-Managed Equity Asset Allocation Fund and the Mid-Cap Stock and Small-Cap Value Portfolios) and renewal (in the case of

Multi-Cap Opportunity, Small-Cap Growth, International Growth and Value Portfolios) of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of the shareholders. The Special
Committee followed the same deliberations when reviewing the subadvisory agreements for the Mid-Cap Core and Small-Cap Value Portfolios.


Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of December 31, 2001.

                                                                   Dollar Range of Equity Securities Owned by
                                                                   ------------------------------------------

                                                  Jessica M.    James B.    Donald R.   Samuel L.  Norton H.   Lynn A.    Jack L.
Fund Name                                       Bibliowicz(1)   Hawkes(1)   Dwight(2)   Hayes(2)   Reamer(2)   Stout(2)   Treynor(2)
---------                                       -------------   ---------   ---------   --------   ---------   --------   ----------
Tax-Managed Equity Asset Allocation Fund*           None         None        None         None      None        None        None
Tax-Managed International Growth Fund               None         None        None         None      None        None        None
Tax-Managed Mid-Cap Core Fund*                      None         None        None         None      None        None        None
Tax-Managed Multi-Cap Opportunity Fund              None         None        None         None      None        None        None
Tax-Managed Small-Cap Growth Fund 1.2               None         None        None         None      None        None        None

Tax-Managed Small-Cap Value Fund*                   None         None        None         None      None        None        None
Tax-Managed Value Fund                              None         None        None         None      None        None        None

Aggregate Dollar Range of Equity Securities
Owned in all Registered Funds Overseen by       $10,001 -        over        over         over      over        $10,001 -   $1 -
Trustee in the Eaton Vance Family of Funds      $50,000          $100,000    $100,000     $100,000  $100,000    $50,000     $100,000

*    Have not commenced operations.
(1)  Interested Trustees
(2)  Disinterested Trustees

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2000 and December 31, 2001, no disinterested Trustee (or their immediate family members) had:

     1. Any direct or indirect interest in Eaton Vance, EVD or any person controlling, controlled by or under common control with EVC or EVD;

     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or

     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2000 and December 31, 2001, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a disinterested Trustee of the Trust or each Portfolio or any of their immediate family members served as an officer.

Trustees of each Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on a Portfolio's assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolios has a retirement plan for Trustees.


The fees and expenses of the noninterested Trustees of the Trust and the Portfolios are paid by the Funds (and other series of the Trust) and the Portfolios, respectively. (A Trustee of the Trust and the Portfolios who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolios). During the fiscal year ending October 31, 2002, it is estimated that the noninterested Trustees of the Small-Cap Growth, International Growth, Mid-Cap Core, Small-Cap Value and Value Portfolios will earn the following compensation in their capacities as Trustees. During the fiscal year ended October 31, 2001, the noninterested Trustees of the Trust and Multi-Cap Opportunity Portfolio earned the following compensation in their capacities as Trustees. For the year ended December 31, 2001, the noninterested Trustees earned the following compensation in their capacities as Trustees of the Trust and of the funds in the Eaton Vance fund complex(1):

                                        Jessica M.     Donald R.      Samuel L.        Norton H.       Lynn A.          Jack L.
Source of Compensation                  Bibliowicz      Dwight          Hayes           Reamer          Stout           Treynor
----------------------                  ----------      ------          -----           ------          -----           -------
Trust(2)                                $  9,002       $  7,999        $  8,465        $  7,901      $   8,827          $  9,104
International Growth Portfolio*            2,298          2,380(3)        2,459           2,345          2,528(4)          2,540
Mid-Cap Core Portfolio*                      566            867             716             704            724               700
Multi-Cap Opportunity Portfolio               51             42(3)           45              41             46(4)             49
Small-Cap Growth Portfolio*                3,919          3,697(3)        3,878           3,647          4,027(4)          4,114
Small-Cap Value Portfolio*                   566            867             716             704            724               700
Value Portfolio*                           2,085          2,194(3)        2,259           2,165          2,306(4)          2,307
Trust and Fund Complex                   160,000        162,500(5)      170,000         160,000        160,000(6)        170,000

*Estimated
(1) As of March 1, 2002, the Eaton Vance fund complex consists of 171 registered investment companies or series thereof.
(2)  The Trust consisted of 17 Funds as of October 31, 2001.
(3) Includes deferred compensation as follows: Multi-Cap Opportunity -- $23; Small-Cap Growth -- $2,110; International Growth -- $1,358; and Value -- $1,249.
(4) Includes deferred compensation as follows: Multi-Cap Opportunity Appreciation -- $7; Small-Cap Growth -- $607; International Growth -- $381; and Value -- $348.
(5)  Includes $60,000 of deferred compensation.
(6)  Includes $16,000 of deferred compensation.

Organization.

Each Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. On March 1, 2002, Tax-Managed Multi-Cap Opportunity Fund changed its name from "Eaton Vance Tax-Managed Capital Appreciation Fund" to "Eaton Vance Tax-Managed Multi-Cap Opportunity Fund" and Tax-Managed Small-Cap Growth Fund changed its name from "Eaton Vance Tax-Managed Emerging Growth Fund 1.2" to "Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2".

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as a Fund). The Trustees of the Trust have divided the shares of each Fund into multiple classes. Each class represents an interest in a Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of a Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of a Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.

As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of each Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of each Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolios were organized as trusts under the laws of the state of New York on June 22, 1998 (Small-Cap Growth and International Growth Portfolios), on February 28, 2000 (Multi-Cap Opportunity Portfolio), on February 13, 2001 (Value Portfolio) and on December 10, 2001 (Mid-Cap Core and Small-Cap Value Portfolios) and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of each Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of each Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

Each Portfolio's Declaration of Trust provides that a Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of a Fund investing in the Portfolio.

Whenever a Fund as an investor in a Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. A Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in a Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, a Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of a Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

A Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event a Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. A Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of each Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. Each Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation paid to the investment adviser on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee for each Portfolio is computed as follows:


             Multi-Cap Opportunity Portfolio

                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 $500 million but less than $1 billion        0.625%
 $1 billion but less than $2.5 billion        0.600%
 $2.5 billion and over                        0.600%


               Small-Cap Growth Portfolio

                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 $500 million but less than $1 billion        0.5625%
 $1 billion but less than $1.5 billion        0.5000%
 $1.5 billion and over                        0.4375%

               Equity Asset Allocation Fund
                                           Annual Fee Rate
 Average Daily Net Assets for the Month    (for each level)
 --------------------------------------    ----------------
 $500 million but less than $1 billion        0.750%
 $1 billion but less than $1.5 billion        0.725%
 $1.5 billion but less than $2.5 billion      0.700%
 $2.5 billion and over                        0.675%

             International Growth Portfolio
                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 $500 million but less than $1 billion        0.9375%
 $1 billion but less than $2.5 billion        0.8750%
 $2.5 billion but less than $5 billion        0.8125%
 $5 billion and over                          0.7500%

                 Mid-Cap Core Portfolio
                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 $500 million but less than $1 billion        0.750%
 $1 billion but less than $2.5 billion        0.725%
 $2.5 billion but less than $5 billion        0.700%
 $5 billion and over                          0.675%

                Small-Cap Value Portfolio
                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 $500 million but less than $1 billion       0.9375%
 $1 billion but less than $2.5 billion       0.8750%
 $2.5 billion but less than $5 billion       0.8125%
 $5 billion and over                         0.7500%

                     Value Portfolio
                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 $500 million but less than $1 billion         0.625%
 $1 billion and over                           0.600%

Pursuant to Investment Sub-Advisory Agreements between BMR and each sub-adviser, BMR pays the following compensation to Atlanta Capital Management Company L.L.C. ("Atlanta Capital") and Fox Asset Management Inc. ("Fox") for providing sub-advisory services to Mid-Cap Core Portfolio and Small-Cap Value Portfolio, respectively:

                 Mid-Cap Core Portfolio
                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 up to $500 million                            .5500%
 $500 million but less than $1 billion         .5250%
 $1 billion but less than $2.5 billion         .5125%
 $2.5 billion but less than $5 billion         .5000%
 $5 billion and over                           .4875%

                Small-Cap Value Portfolio
                                          Annual Fee Rate
 Average Daily Net Assets for the Month   (for each level)
 --------------------------------------   ----------------
 up to $500 million                           .75000%
 $500 million but less than $1 billion        .71875%
 $1 billion but less than $2.5 billion        .68750%
 $2.5 billion but less than $5 billion        .65625%
 $5 billion and over                          .62500%


Prior to March 1, 2001, the assets of Small-Cap Growth Portfolio's predecessor were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the period from November 1, 2000 to February 28, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Portfolio's predecessor paid Eaton Vance advisory fees of $908,801, $2,404,929 and $932,128, respectively. For the fiscal year ended October 31, 2001, Small-Cap Growth Portfolio had net assets of $307,837,953. For the period from the start of business, March 1, 2001, to October 31, 2001, the Portfolio paid BMR advisory fees of $1,479,594.

Prior to July 23, 2001, the assets of International Growth Portfolio's predecessor were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the period from November 1, 2000 to July 22, 2001 and for the fiscal years ended October 31, 2000 and 1999, the Portfolio's predecessor paid Eaton Vance advisory fees of $1,425,387, $1,566,601 and $384,881, respectively. At October 31, 2001,
International Growth Portfolio had net assets of $139,517,904. For the period from the start of business, July 23, 2001, to October 31, 2001, the Portfolio paid BMR advisory fees of $415,217.

Prior to July 23, 2001, the assets of Value Portfolio's predecessor were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the period from November 1, 2000 to July 23, 2001 and for the period from the start of business, December 27, 1999, to October 31, 2000, Eaton Vance earned advisory fees of $973,786 and $135,508, respectively. At October 31, 2001, Value Portfolio had net assets of $442,447,128. For the period from the start of business, July 23, 2001, to October 31, 2001, the Portfolio paid BMR advisory fees of $749,662.


At October 31, 2001, Multi-Cap Opportunity Portfolio had net assets of $34,391,690. For the fiscal year ended October 31, 2001 and for the period from the start of business, June 29, 2000, to October 31, 2000, the Portfolio paid BMR advisory fees of $125,344 and $5,964, respectively.


Each Investment Advisory Agreement and Investment Sub-Advisory Agreement with an investment adviser or sub-adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Trust, in the case of Tax-Managed Equity Asset Allocation Fund, or the Portfolio, as the case may be cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust, in the case of Tax-Managed Equity Asset Allocation Fund, or the Portfolio, as the case may be or by vote of a majority of the outstanding voting securities of the Tax-Managed Equity Asset Allocation Fund or the Portfolio, as the case may be. Each Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of Tax-Managed Equity Asset Allocation Fund or the Portfolio, as the case may be, and the Agreement will terminate automatically in the event of its assignment. Each Agreement provides that the investment adviser or sub-adviser may render services to others. Each Agreement also provides that the investment adviser or sub-adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of each Fund, and each Fund (except Tax-Managed International Growth which pays no fee) is authorized to pay Eaton Vance a fee in the amount of 0.15% of average daily net assets for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer each Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of each Fund.

The following table sets forth the net assets of each Fund at October 31, 2001 and the administration fees paid during the three fiscal years ended October 31, 2001.

                                                                    Administration Fee Paid for Fiscal Years Ended
                                                                    ----------------------------------------------
Fund                                    Net Assets at 10/31/01          10/31/01        10/31/00        10/31/99
----                                    ----------------------          --------        --------        --------

Tax-Managed Multi-Cap Opportunity(1)         $ 28,912,864               $ 22,787        $  416(2)          N/A
Tax-Managed Small-Cap Growth                   26,891,531                 15,211(3)        N/A             N/A

Tax-Managed Value                             445,226,213                398,405        31,393(4)          N/A

(1)  In  addition,   the  Administrator  was  allocated  $152,107  and  $30,214, respectively for the fiscal year ended October 31, 2001 and for the period from the start of business June 29, 2000, to October 31, 2000.

(2) For the period from the start of business, June 29, 2000, to October 31, 2000.

(3) For the period from the start of business, March 1, 2001, to October 31, 2001.

(4) For the period from the start of business, December 27, 1999, to October 31, 2000.

Information About Atlanta Capital Management. Atlanta Capital is an Atlanta, Georgia based equity and fixed income manager with a primary focus on separate account management for institutional clients. At year end 2000, Atlanta Capital's assets under management totalled $6.5 billion. Atlanta Capital was founded in 1969 as a registered investment adviser. All of the employees of Atlanta Capital are employees of Eaton Vance Acquisitions, an Eaton Vance subsidiary, and own stock of EVC.

Information About Fox. Fox, an indirect majority-owned subsidiary of Eaton Vance, is a New Jersey based registered investment adviser that manages equity, fixed-income and balanced porfolios. The Managing Directors of Fox are George C. Pierides, John R. Sampson and James O'Mealia and J. Peter Skirkanich is President and Chief Investment Officer. Fox's address is 44 Sycamore Avenue, Little Silver, New Jersey.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV is a wholly-owned subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of BMR are owned by Eaton Vance and all of the shares of Eaton Vance are owned by Eaton Vance Business Trust, which is owned by EVC. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. Each investment adviser and each Fund and each Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by a Portfolio) subject to certain pre-clearance and reporting requirements and other procedures.

Expenses. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, each Fund is responsible for its pro rata share of those expenses. The only expenses of a Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of each Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of a Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares and Class I shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B, Class C and Class D shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B, Class C and Class D shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is a wholly-owned subsidiary of EVC. Mr.
Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk, Mr. O'Connor is a Vice President, and Mr. Murphy is Assistant Secretary and Assistant Clerk of EVD.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to Tax-Managed Equity Asset Allocation Fund and each Portfolio. IBT has custody of all cash and securities of Tax-Managed Equity Asset Allocation Fund, maintains the Fund's general ledger and computes the daily net asset value of shares of the Fund. IBT has custody of all cash and securities representing each Fund's interest in their respective Portfolios, has custody of each Portfolio's assets, maintains the general ledger of each Portfolio and each Fund and computes the daily net asset value of interests in each Portfolio and the net asset value of shares of each Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with Tax-Managed Equity Asset Allocation Fund and each Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and each Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between each Fund or each Portfolio and such banks.

Independent Accountants. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, are the Fund and Portfolio independent accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC, Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for each Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Tax-Managed Equity Asset Allocation Fund and each Portfolio is computed by IBT (as agent and custodian for the Tax-Managed Equity Asset Allocation Fund and each Portfolio) by subtracting the liabilities of the Fund and each Portfolio from the value of its total assets. Each Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Trust and each Portfolio have established the following procedures for the fair valuation of the Fund's and each Portfolio's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

Generally, trading in the foreign securities owned by a Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of a Portfolio's share generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of a Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by a Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of a Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, a Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by a Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of a Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B, Class C and Class D Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Acquiring Fund Shares in Exchange for Securities. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of shares acquired on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

Additional Information About Redemptions. The right to redeem shares of a Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for a Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

Selection of Securities Used to Meet Growth Portfolio Redemptions. Investors in Growth Portfolio (including Tax-Managed Equity Asset Allocation Fund) may redeem all or a portion of their interests in the Portfolio at net asset value on a daily basis. Redemptions by Tax-Managed Equity Asset Allocation Fund's shareholders currently are met entirely in cash, but distributions of securities generally are used to meet redemptions by investors in the Portfolio who have contributed securities and may in the future be used to meet redemptions by Fund shareholders. See "Redeeming Shares" in the prospectus. The Portfolio's ability to select the securities used to meet redemptions is limited with respect to redemptions by investors who contributed securities, and with respect to the securities contributed by such investors. Within seven years of a contribution of securities (or, for securities contributed prior to June 9, 1997, within five years of contribution) (the "initial holding period"), the Portfolio will not distribute such securities to any investor other than the contributing investor unless the contributing investor has withdrawn from the Portfolio. In meeting a redemption of an investor who contributed securities within the initial holding period after the contribution by such investor, the Portfolio will not, unless requested by the redeeming investor, distribute any securities other than the securities contributed by the redeeming investor while retaining all or a portion of the securities contributed by such investor if the value of the distributed securities exceeds the tax cost basis in the Portfolio of the contributing investor. In addition, upon the request at any time of a redeeming investor in the Portfolio that contributed securities, the Portfolio will utilize securities held in the Portfolio that were contributed by such investor to meet the redemption. After expiration of the initial holding period, redeeming investors in the Portfolio who contributed securities generally may request a diversified basket of securities, the composition of which will be determined in the investment adviser's discretion. These redemption practices constrain the selection of securities distributed to meet redemptions (particularly during the initial holding period) and, consequently, may adversely affect the performance of the Portfolio and Tax-Managed Equity Asset Allocation Fund. The Trustees of the Portfolio believe that the potential advantages for the Portfolio to be derived from attracting contributions of securities that would not be made in the absence of these redemption practices outweigh the potential disadvantages of reduced flexibility to select securities to meet redemption. Such redemptions are conducted in accordance with procedures adopted by the Trustees of the Portfolio. It is impossible to predict whether the net result of in kind redemptions by the Portfolio will be beneficial or detrimental to Tax-Managed Equity Asset Allocation Fund's performance.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A shares and Class I shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Such shares may also be issued at net asset value
(1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with a Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B and Class D shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B and Class D shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.


Conversion Feature. Class B shares of the Tax-Managed Equity Asset Allocation, Tax-Managed Mid-Cap Core and Tax-Managed Small-Cap Value Funds, Class D shares of Tax-Managed International and Tax-Managed Value Funds, and Class B and Class

D shares of Tax-Managed Multi-Cap Opportunity and Tax-Managed Small-Cap Growth Funds (the "Conversion Shares") held for eight years (the "holding period") will automatically convert to Class A shares. For purposes of this conversion, all distributions paid on Conversion Shares which the shareholder elects to reinvest in Conversion Shares will be considered to be held in a separate sub-account. Upon the conversion of Conversion Shares not acquired through the reinvestment of distributions, a pro rata portion of the Conversion Shares held in the sub-account will also convert to Class A shares. This portion will be determined by the ratio that the Conversion Shares being converted bear to the total of Conversion Shares (excluding shares acquired through reinvestment) in the account. This conversion feature is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that the conversion is not taxable for federal income tax purposes.


Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B or Class D shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B or Class D shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Sheltered Retirement Plans. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for each Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of each Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a  compensation-type  Distribution Plan (the "Class
B, Class C and Class D Plans") pursuant to Rule 12b-1 under the 1940 Act for each Fund's Class B, Class C and Class D shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing (i) sales commissions equal to 5% ( in the case of Class B and Class D shares of Tax-Managed International Growth and Tax-Managed Value Funds) and 6.25% (in the case of Class B shares and Class D shares of the other Funds and the Class C shares of all Funds) of the amount received by a Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and Class D shares and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares and 1.5% on Class D shares.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of each Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of each Class B, Class C and Class D Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B, Class C and Class D shares. Because payments to the principal underwriter under the Class B, Class C and Class D Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B, Appendix C and Appendix D.

The Class B, Class C and Class D Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B and Class D, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and
(b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B, Appendix C and Appendix D.


The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on: June 19, 2000 for Tax-Managed Multi-Cap Opportunity for Class A, Class B and Class C shares; October 16, 2000 for Tax-Managed Small-Cap Growth for Class A, Class B and Class C shares; January 6, 1998 for Tax-Managed International Growth for Class A, Class B and Class C shares; August 16, 1999 for Tax-Managed Value for Class A, Class B and Class C shares; December 11, 2000 for Tax-Managed Multi-Cap Opportunity, Tax-Managed Small-Cap Growth, Tax-Managed International Growth and Tax-Managed Value for Class D shares and December 10, 2001 for Tax-Managed Equity Asset Allocation, Tax-Managed Mid-Cap Core and Tax-Managed Small-Cap Value for Class A, Class B and Class C shares of each Fund. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.


                                   PERFORMANCE

Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B, Appendix C, Appendix D and Appendix E.

In addition to the foregoing total return figures, each Fund may provide pre-tax and after-tax cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

Investors may be provided with information on equity investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources, and narratives (including editorial comments). Performance may be compared to relevant indices, comparable investments, tax-deferred vehicles (such as Individual Retirement Accounts ("IRAs"), college investment plans and variable annuities) and to averages, performance rankings or ratings, or other information prepared by recognized mutual fund statistical services. Information included in advertisements and materials furnished to present and prospective investors may also include charts and illustrations showing the effects of inflation and taxes (including their effects on the dollar and the return on various investments), the effects of compounding earnings, and statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the performance achieved by various asset classes or types of investments. Such information may also include commentary prepared by Eaton Vance investment professionals, including portfolio managers.

Investors may be provided with information concerning Fund volatility or risk, including but not limited to beta, standard deviation and Sharpe ratio. Beta is a measure of risk which shows Fund volatility relative to a market index. A fund with a beta of 1 would have performed exactly like the market index; a beta of 2 would mean its performance was twice as volatile as the index, positive or negative. Standard deviation is a measure of a security's volatility, or variability, in expected return. Sharpe ratio is a measure of risk-adjusted performance. The higher the Sharpe ratio the better a fund's historical risk-adjusted return. Information concerning Fund distribution payments (or the payment record of issuers in which the Fund may invest) may also be provided to investors.

Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     *    cost associated with aging parents;
     *    funding a college education (including its actual and estimated cost);
     *    health care expenses (including actual and projected expenses);
     * long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
     * retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in particular types of securities or in mutual funds. Information provided to investors may also include profiles of different types of investors and different strategies for achieving investment goals (such as asset allocation strategies). Hypothetical examples may be used to demonstrate the foregoing.

Information about portfolio allocation, portfolio turnover and portfolio holdings at a particular date may be included in advertisements and other material furnished to present and prospective shareholders. Descriptions of Atlanta Capital, Fox, Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund distribution channels, as well as information on the use of investment professionals, also may be provided.

A Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. Each Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, each Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. Each Fund qualified as a RIC for its fiscal year ended October 31, 2001, except for the Tax-Managed Equity Asset Allocation, Tax-Managed Mid-Cap Core and Tax-Managed Small-Cap Value Funds that intend to qualify for their current fiscal years.

Because each Fund invests its assets in a Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, each Portfolio intends to be treated as a partnership that is not a

"publicly traded partnership" and, as a result, will not be subject to federal income tax. A Fund, as an investor in a Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. Each Portfolio will allocate at least annually among its investors, including a Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, each Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that a Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that a Fund qualifies as a RIC and a Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If a Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

A Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to a Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject a Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

If more than 50% of Tax-Managed International Growth Fund's assets at year end consists of the debt and equity securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries. If the election is made, shareholders will include in gross income from foreign sources their pro rata share of such taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code (including a holding period requirement applied at both the Fund and shareholder level), as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes. Shareholders who do not itemize deductions on their federal income tax returns may claim a credit (but no deduction) for such taxes.

Each Fund, other than Tax-Managed International Growth Fund, also may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of each of these Funds will consist of securities issued by foreign corporations, a Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

A portion of distributions made by each Fund (except Tax-Managed International Growth Fund) which are derived from dividends from domestic corporations may qualify for the dividends-received deduction ("DRD") for corporations. The DRD is reduced to the extent the Fund shares with respect to which the dividends are received are treated as debt-financed under the Code and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. Receipt of certain distributions qualifying for the DRD may result in reduction of the tax basis of the corporate shareholder's shares. Distributions eligible for the DRD may give rise to or increase an alternative minimum tax for certain corporations.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Amounts paid by a Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of up to 30% for amounts paid during 2002 and 2003. An individual's TIN is generally his or her social security number.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions.

Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in a Fund.

                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by the investment adviser or sub-adviser of each Portfolio (each referred to herein as "the
investment  adviser").   Tax-Managed  Equity  Asset  Allocation  Fund  and  each
Portfolio are responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the investment adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid is not reduced because the investment adviser receives such Research Services. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

Tax-Managed Equity Asset Allocation Fund and each Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities. The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the investment adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the investment adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling Fund shares or shares of other investment companies sponsored by the investment adviser or its affiliates. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Securities considered as investments for Tax-Managed Equity Asset Allocation Fund and each Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by Tax-Managed Equity Asset Allocation Fund and each Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where Tax-Managed Equity Asset Allocation Fund and each Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to Tax-Managed Equity Asset Allocation Fund and each Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Prior to March 1, 2001, the assets of Small-Cap Growth Portfolio and prior to July 23, 2001, the assets of International Growth and Value Portfolios', respective predecessors were managed by Eaton Vance. The following table shows brokerage commissions paid by Small-Cap Growth, International Growth and Value Portfolios' predecessors and by Multi-Cap Opportunity Portfolio for the periods specified in the table, as well as the amount of security transactions for the most recent fiscal year that were directed to firms which provided some research services to the investment adviser or sub-adviser of each Portfolio (each referred to herein as "the investment adviser") or its affiliates and the commissions paid in connection therewith (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities):

                                                                                          Amount             Commissions
                                                                                     of Transactions    Paid on Transactions
                                                                                    Directed to Firms     Directed to Firms
                           Brokerage Commissions Paid for the Fiscal Year Ended     Providing Research    Providing Research
                           ----------------------------------------------------     ------------------    ------------------
Portfolio                       10/31/01        10/31/00        10/31/99                10/31/01                10/31/01
---------                       --------        --------        --------                --------                --------
International Growth            $232,629(4)     $531,123(3)     $144,062(3)            $284,092,815               704,902
Multi-Cap Opportunity            105,970           4,721(1)           -                  42,522,210            $   88,332
Small-Cap Growth                  82,874(2)      276,128(3)      154,791(3)              71,782,768               113,103
Value                            686,270(4)      138,642(5)            -                784,397,861             1,138,194

(1) For the period from Multi-Cap Opportunity Portfolio's commencement of operations, June 29, 2000, to October 31, 2000.
(2) For the period from Small-Cap Growth Portfolio's commencement of operations, March 1, 2001 to October 31, 2001.
(3) Brokerage commissions paid by Small-Cap Growth Portfolio's and International Growth Portfolio's predecessor.

(4) For the period from International Growth Portfolio and Value Portfolio's commencement of operations, July 23, 2001, to October 31, 2001.
(5) Brokerage commission paid by Value Portfolio's predecessor for the period from the commencement of its operations, December 27, 1999 to October 31, 2000.

                              FINANCIAL STATEMENTS

The audited financial statements of, and the independent auditors' reports for, the Tax-Managed Capital Appreciation Fund (now known as Tax-Managed Multi-Cap Opportunity Fund), Tax-Managed Emerging Growth Fund 1.2 (now known as Tax-Managed Small-Cap Growth Fund 1.2), Tax-Managed International and Tax-Managed Value Funds and their corresponding Portfolios, appear in the Funds' most recent annual reports to shareholders and are incorporated by reference into this SAI. A copy of the annual reports accompanies this SAI. The audited financial statements of, and the independent auditors' reports for Tax-Managed Mid-Cap Stock Portfolio (now known as Tax-Managed Mid-Cap Core Portfolio) and Tax-Managed Small Company Value Portfolio (now known as Tax-Managed Small-Cap Value Portfolio) appear herein.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                               FINANCIAL STATEMENT

                       Tax-Managed Mid-Cap Stock Portfolio

                       Statement of Assets and Liabilities

                                December 11, 2001

Assets:

  Cash................................................................ $100,010
                                                                       --------
     Total assets.....................................................$100,010
                                                                      ========

Liabilities and Net Assets:

  Net assets.......................................................... $100,010
                                                                       ========

NOTES:

(1) Tax-Managed Mid-Cap Stock Portfolio (the "Portfolio") was organized as a New York trust on December 10, 2001 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Eaton Vance Management and the sale of an interest therein at the purchase price of $10 to Boston Management & Research (the "Initial Interests").

(2) The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimated.

(3) At 4:00 PM, New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of (i) the aggregate net assets of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of
  Tax-Managed Mid-Cap Stock Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Mid-Cap Stock Portfolio (a New York trust) (the "Portfolio") as of December 11, 2001. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Stock Portfolio as of December 11, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 12, 2001

                              FINANCIAL STATEMENTS

                    Tax-Managed Small Company Value Portfolio

                       Statement of Assets and Liabilities

                                December 11, 2001

Assets:

  Cash................................................................ $100,010
                                                                       --------
     Total assets.....................................................$100,010
                                                                      ========

Liabilities and Net Assets:

  Net assets.......................................................... $100,010
                                                                       ========

NOTES:

(1) Tax-Managed Small Company Value Portfolio (the "Portfolio") was organized as a New York trust on December 10, 2001 and has been inactive since that date, except for matters relating to its organization and registration as an investment company under the Investment Company Act of 1940 and the sale of interests therein at the purchase price of $100,000 to Eaton Vance Management and the sale of an interest therein at the purchase price of $10 to Boston Management & Research (the "Initial Interests").

(2) The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expense during the reporting period. Actual results could differ from those estimated.

(3) At 4:00 PM, New York City time, on each business day of the Portfolio, the value of an investor's interest in the Portfolio is equal to the product of (i) the aggregate net assets of the Portfolio multiplied by (ii) the percentage representing that investor's share of the aggregate interest in the Portfolio effective for that day.

                          INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors of
  Tax-Managed Small Company Value Portfolio:

We have audited the accompanying statement of assets and liabilities of Tax-Managed Small Company Value Portfolio (a New York trust) (the "Portfolio") as of December 11, 2001. This financial statement is the responsibility of the Portfolio's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such statement of assets and liabilities presents fairly, in all material respects, the financial position of Tax-Managed Small Company Value Portfolio as of December 11, 2001, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
December 12, 2001

                                                                      APPENDIX A

As of the date of this SAI, this Class of Tax-Managed Equity Asset Allocation Fund, Tax-Managed Mid-Cap Core Fund and Tax-Managed Small-Cap Value Fund had not yet commenced operations so there is no fee or performance information.

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended October 31, 2001, the following table shows (1) total sales charges paid by each Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) total service fees paid by each Fund, (5) service fees paid to investment dealers, and (6) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.


                                                                                                                Repurchase
                                                                                                Service         Transaction
                                                 Sales             Sales                          Fees              Fees
                                              Charges to        Charges to        Total         Paid to           Paid to
                        Total Sales           Investment         Principal       Service       Investment        Principal
Fund                    Charges Paid            Dealers         Underwriter     Fees Paid       Dealers         Underwriter
----                    ------------            -------         -----------     ---------       -------         -----------
Tax-Managed International
Growth                    $542,618              $463,131          $79,487       $172,221        $59,944            3,450
Tax-Managed Multi-Cap
Opportunity                269,538               230,445           39,093         13,529          1,317             $110
Tax-Managed Small-Cap
Growth*                    229,558               195,246           34,312          7,919            435              185
Tax-Managed Value        3,016,421             2,609,066          407,355        209,470         25,198            1,855

* For the period from the start of business, March 1, 2001, to October 31, 2001.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return prior to the date this Class of Tax-Managed Small-Cap Growth Fund 1.2 was first offered reflects the total return of Class A shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. The total return of Class A shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 has not been adjusted to reflect differences in certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class A total return shown below would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.


About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Tax-Managed International Growth Fund's Returns After Taxes may reflect foreign tax credits passed by the Fund to its shareholders.


Tax-Managed Multi-Cap Opportunity Fund                                        Length of Period Ended October 31, 2001

Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -26.10%                -12.36%
Before Taxes and Including Maximum Sales Charge                                  -30.34%                -16.15%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -26.10%                -12.36%
After Taxes on Distributions and Including Maximum Sales Charge                  -30.34%                -16.15%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -15.94%                 -9.84%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -18.48%                -12.84%

     Class A commenced operations June 30, 2000.

Tax-Managed Small-Cap Growth Fund 1.2

                                                                           Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One Year           Life of Fund
----------------------------                                                    --------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -40.50%              -0.46%
Before Taxes and Including Maximum Sales Charge                                  -43.91%              -1.89%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -40.50%              -0.46%
After Taxes on Distributions and Including Maximum Sales Charge                  -43.91%              -1.89%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.66%              -0.37%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -26.74%              -1.50%

     Class A commenced operations March 1, 2001. Class A of Tax-Managed Small-Cap Growth Fund 1.1 commenced operations September 25, 1997.


Tax-Managed International Growth Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -39.01%                -8.17%
Before Taxes and Including Maximum Sales Charge                                  -42.53%                -9.70%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -38.91%                -8.17%
After Taxes on Distributions and Including Maximum Sales Charge                  -42.44%                -9.70%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -23.57%                -6.32%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -25.73%                -7.48%

     Class A commenced operations April 22, 1998.

Tax-Managed Value Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -3.13%                 9.21%
Before Taxes and Including Maximum Sales Charge                                  -8.69%                 5.77%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -3.13%                 9.21%
After Taxes on Distributions and Including Maximum Sales Charge                  -8.69%                 5.77%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -1.90%                 7.42%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -5.29%                 4.64%

     Class A commenced operations December 27, 1999.


Control Persons and Principal Holders of Securities. At February 1, 2002, Eaton Vance owned one share of this Class of Tax-Managed Equity Asset Allocation Fund, Tax-Managed Mid-Cap Core Fund and Tax-Managed Small-Cap Value Fund (being the only shares of this Class outstanding). At February 1, 2002, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of Tax-Managed Multi-Cap Opportunity Fund, Tax-Managed Small-Cap Growth Fund 1.2, Tax-Managed International Growth Fund and Tax-Managed Value Fund. In addition, as of the same date, the following record owner(s) held the share percentage indicated below, which was held by investment dealers either (i) individually or (ii) on behalf of customers who are the beneficial owners of such shares and as to which such dealers have voting power under certain limited circumstances:

Tax-Managed International Growth Fund           Merrill Lynch, Pierce, Fenner & Smith           Jacksonville, FL  6.3%
Tax-Managed Multi-Cap Opportunity Fund          Merrill Lynch, Pierce, Fenner & Smith           Jacksonville, FL  5.0%
Tax-Managed Small-Cap Growth Fund 1.2           Merrill Lynch, Pierce, Fenner & Smith           Jacksonville, FL  7.9%
Tax-Managed Value Fund                          Merrill Lynch, Pierce, Fenner & Smith           Jacksonville, FL  9.1%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX B

As of the date of this SAI, this Class of Tax-Managed Equity Asset Allocation Fund, Tax-Managed Mid-Cap Core Fund and Tax-Managed Small-Cap Value Fund had not yet commenced operations so there is no fee or performance information.

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2001, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.


                                        Distribution                   Uncovered                   Service         Repurchase
                                            Fee             CDSC      Distribution                   Fees          Transaction
                                          Paid to         Paid to        Charges                    Paid to        Fees Paid to
                           Sales         Principal       Principal   as a % of Class   Service     Investment        Principal
Fund                    Commission      Underwriter     Underwriter     Net Assets)     Fees        Dealers         Underwriter
----                    ----------      -----------     -----------     -----------     ----        -------         -----------
Tax-Managed
International Growth  $  712,139        $506,990      $175,000      $4,139,000(8.2%)  $173,393     $93,267          $2,355
Tax-Managed Multi-Cap
Opportunity              325,415          38,370         8,000         520,000(5.8%)    11,143       1,333             182.50
Tax-Managed Small-Cap
Growth*                  310,829          21,203         7,900         478,000(6.7%)     5,671         376              67.50
Tax-Managed Value      4,569,974         649,736       120,000       6,330,000(4.3%)   189,631      33,547           2,122.50

* For the period from the start of business, March 1, 2001, to October 31, 2001.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return prior to the date this Class of Tax-Managed Small-Cap Growth Fund 1.2 was first offered reflects the total return of Class B shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. The total return of Class B shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 has not been adjusted to reflect differences in certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class B total return shown below would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.


About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Tax-Managed International Growth Fund's Returns After Taxes may reflect foreign tax credits passed by the Fund to its shareholders.


Tax-Managed Multi-Cap Opportunity Fund


                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -26.64%                -13.58%
Before Taxes and Including Maximum Sales Charge                                  -30.31%                -16.90%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -26.64%                -13.58%
After Taxes on Distributions and Including Maximum Sales Charge                  -30.31%                -16.90%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -16.23%                -10.81%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -18.46%                -13.44%

     Class B commenced operations July 10, 2000.

Tax-Managed Small-Cap Growth Fund 1.2

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One Year             Life of Fund
----------------------------                                                    --------            -------------
Before Taxes and Excluding Maximum Sales Charge                                  -40.97%                -1.21%
Before Taxes and Including Maximum Sales Charge                                  -43.92%                -1.69%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -40.97%                -1.21%
After Taxes on Distributions and Including Maximum Sales Charge                  -43.92%                -1.69%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.95%                -0.96%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -26.75%                -1.35%

     Class B commenced operations March 1, 2001. Class B of Tax-Managed Small-Cap Growth Fund 1.1 commenced operations September 29, 1997.


Tax-Managed International Growth Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -39.48%                -8.87%
Before Taxes and Including Maximum Sales Charge                                  -42.50%                -9.65%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -39.48%                -8.88%
After Taxes on Distributions and Including Maximum Sales Charge                  -42.50%                -9.66%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.04%                -6.91%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -25.89%                -7.50%

     Class B commenced operations April 22, 1998.

Tax-Managed Value Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -3.93%                 6.76%
Before Taxes and Including Maximum Sales Charge                                  -8.73%                 4.10%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -3.93%                 6.76%
After Taxes on Distributions and Including Maximum Sales Charge                  -8.73%                 4.10%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -2.39%                 5.44%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -5.32%                 3.29%

     Class B commenced operations January 14, 2000.


Control Persons and Principal Holders of Securities. At February 1, 2002, Eaton Vance owned one share of this Class of Tax-Managed Equity Asset Allocation Fund, Tax-Managed Mid-Cap Core Fund and Tax-Managed Small-Cap Value Fund (being the only shares of this Class outstanding). At February 1, 2002, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of Tax-Managed Multi-Cap Opportunity Fund, Tax-Managed Small-Cap Growth Fund 1.2, Tax-Managed International Growth Fund and Tax-Managed Value Fund. In addition, as of the same date, the following record owner(s) held the share percentage indicated below, which was held by investment dealers either (i) individually or (ii) on behalf of customers who are the beneficial owners of such shares and as to which such dealers have voting power under certain limited circumstances:

Tax-Managed International Growth Fund        Merrill Lynch, Pierce, Fenner & Smith      Jacksonville, FL        11.3%
Tax-Managed Multi-Cap Opportunity Fund       Merrill Lynch, Pierce, Fenner & Smith      Jacksonville, FL        10.6%
Tax-Managed Small-Cap Growth Fund 1.2        Merrill Lynch, Pierce, Fenner & Smith      Jacksonville, FL        17.7%
Tax-Managed Value Fund                       Merrill Lynch, Pierce, Fenner & Smith      Jacksonville, FL        20.9%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX C

As of the date of this SAI, this Class of Tax-Managed Equity Asset Allocation Fund, Tax-Managed Mid-Cap Core Fund and Tax-Managed Small-Cap Value Fund had not yet commenced operations so there is no fee or performance information.

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2001, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.


                                        Distribution                   Uncovered                   Service         Repurchase
                                            Fee             CDSC      Distribution                   Fees          Transaction
                                          Paid to         Paid to        Charges                    Paid to        Fees Paid to
                           Sales         Principal       Principal   as a % of Class   Service     Investment        Principal
Fund                    Commission      Underwriter     Underwriter     Net Assets)     Fees        Dealers         Underwriter
----                    ----------      -----------     -----------     -----------     ----        -------         -----------
Tax-Managed
International Growth    $196,604         $364,418       $52,000    $5,168,000 (13.8%) $121,472     $49,131              $1,705
Tax-Managed Multi-Cap
Opportunity                4,072           26,183           400       452,000 (5.2%)     8,690       1,017               77.50
Tax-Managed Small-Cap
Growth*                    4,421           27,941         2,300       679,000 (6.9%)     9,313       1,105                 115
Tax-Managed Value        104,023          606,075        21,000    12,109,000(8.7%)    202,025      25,991            1,257.50

* For the period from the start of business, March 1, 2001, to October 31, 2001.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return prior to the date this Class of Tax-Managed Small-Cap Growth Fund 1.2 was first offered reflects the total return of Class C shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1. The total return of Class C shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 has not been adjusted to reflect differences in certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class C total return shown below would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.


About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Tax-Managed International Growth Fund's Returns After Taxes may reflect foreign tax credits passed by the Fund to its shareholders.


Tax-Managed Multi-Cap Opportunity Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -26.55%                -13.50%
Before Taxes and Including Maximum Sales Charge                                  -27.29%                -13.50%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -26.55%                -13.50%
After Taxes on Distributions and Including Maximum Sales Charge                  -27.29%                -13.50%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -16.17%                -10.75%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -16.62%                -10.75%

     Class C commenced operations July 10, 2000.

Tax-Managed Small-Cap Growth Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One Year             Life of Fund
----------------------------                                                    --------            -------------
Before Taxes and Excluding Maximum Sales Charge                                  -40.88%                -1.28%
Before Taxes and Including Maximum Sales Charge                                  -41.47%                -1.28%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -40.88%                -1.28%
After Taxes on Distributions and Including Maximum Sales Charge                  -41.47%                -1.28%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.90%                -1.02%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -25.26%                -1.02%

     Class C commenced operations March 1, 2001. Class C of Tax-Managed Small-Cap Growth Fund 1.1 commenced operations September 29, 1997.


Tax-Managed International Growth Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -39.46%                -8.93%
Before Taxes and Including Maximum Sales Charge                                  -40.06%                -8.93%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -39.46%                -8.93%
After Taxes on Distributions and Including Maximum Sales Charge                  -40.06%                -8.93%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.03%                -6.95%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -24.40%                -6.95%

     Class C commenced operations April 22, 1998.

Tax-Managed Value Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -3.91%                 8.43%
Before Taxes and Including Maximum Sales Charge                                  -4.87%                 8.43%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -3.91%                 8.43%
After Taxes on Distributions and Including Maximum Sales Charge                  -4.87%                 8.43%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -2.38%                 6.79%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -2.97%                 6.79%

     Class C commenced operations January 24, 2000.


Control Persons and Principal Holders of Securities. At February 1, 2002, Eaton Vance owned one share of this Class of Tax-Managed Equity Asset Allocation Fund, Tax-Managed Mid-Cap Core Fund and Tax-Managed Small-Cap Value Fund (being the only shares of this Class outstanding). At February 1, 2002, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of Tax-Managed Multi-Cap Opportunity Fund, Tax-Managed Small-Cap Growth Fund 1.2, Tax-Managed International Growth Fund and Tax-Managed Value Fund. In addition, as of the same date, the following record owner(s) held the share percentage indicated below, which was held by investment dealers either (i) individually or (ii) on behalf of customers who are the beneficial owners of such shares and as to which such dealers have voting power under certain limited circumstances:

Tax-Managed International Growth Fund           Merrill Lynch,Pierce,Fenner & Smith     Jacksonville,FL         19.9%
Tax-Managed Multi-Cap Opportunity Fund          Merrill Lynch,Pierce,Fenner & Smith     Jacksonville,FL         14.8%
                                                Frederick & Marguerite Logan JTWROS     New Hope, PA             5.6%
Tax-Managed Small-Cap Growth Fund               Merrill Lynch,Pierce,Fenner & Smith     Jacksonville,FL         22.5%
Tax-Managed Value Fund                          Merrill Lynch,Pierce,Fenner & Smith     Jacksonville,FL         23.5%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX D

                      Class D Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2001, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class D shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class D), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.


                                        Distribution                   Uncovered                   Service         Repurchase
                                            Fee             CDSC      Distribution                   Fees          Transaction
                                          Paid to         Paid to        Charges                    Paid to        Fees Paid to
                           Sales         Principal       Principal   as a % of Class   Service     Investment        Principal
Fund                    Commission      Underwriter     Underwriter     Net Assets)     Fees        Dealers         Underwriter
----                    ----------      -----------     -----------     -----------     ----        -------         -----------
Tax-Managed
International Growth**  $ 24,425        $   946         $1,000       $20,000 (5.7%)        $  245    $0             $  10
Tax-Managed Multi-Cap
Opportunity                4,072          1,227            600        48,000 (7.1%)           269     0                10
Tax-Managed Small-Cap
Growth*                   38,366          1,650            200        41,000 (6.9%)           428     0              7.50
Tax-Managed Value **     310,640         12,861          4,000       273,000 (5.3%)         3,243     0             67.50

* For the period from the start of business, March 1, 2001, to October 31, 2001. ** For the period from the start of business, March 15, 2001, to October 31, 2001.

Performance Information. The tables below indicate the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in each table. Total return prior to the date this Class of each Fund was first offered reflects the total return of Class B shares of each Fund (with the exception of Tax-Managed Small-Cap Growth Fund 1.2 which reflects the total return of Class B shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1). The total return of Class B shares of each Fund and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 has not been adjusted to reflect differences in certain expenses (such as distribution and/or service fees). If such adjustments were made, the Class D total return shown below would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.


About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. Tax-Managed International Growth Fund's Returns After Taxes may reflect foreign tax credits passed by the Fund to its shareholders.


Tax-Managed Multi-Cap Opportunity Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One Year             Life of Fund
----------------------------                                                    --------            -------------
Before Taxes and Excluding Maximum Sales Charge                                  -26.21%                -13.19%
Before Taxes and Including Maximum Sales Charge                                  -29.90%                -16.53%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -26.21%                -13.19%
After Taxes on Distributions and Including Maximum Sales Charge                  -29.90%                -16.53%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -15.96%                -10.51%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -18.21%                -13.14%

     Class D commenced operations March 13, 2001. Class B commenced operations July 10, 2000.

Tax-Managed Small-Cap Growth Fund 1.2

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One Year             Life of Fund
----------------------------                                                    --------            -------------
Before Taxes and Excluding Maximum Sales Charge                                  -40.89%                -1.17%
Before Taxes and Including Maximum Sales Charge                                  -43.85%                -1.66%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -40.89%                -1.17%
After Taxes on Distributions and Including Maximum Sales Charge                  -43.85%                -1.66%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.90%                -0.94%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -26.70%                -1.32%

     Class D commenced operations March 1, 2001. Class B of Tax-Managed Small-Cap Growth Fund 1.1 commenced operations September 29, 1997.


Tax-Managed International Growth Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One Year             Life of Fund
----------------------------                                                    --------            -------------
Before Taxes and Excluding Maximum Sales Charge                                  -37.66%                -8.10%
Before Taxes and Including Maximum Sales Charge                                  -40.78%                -8.89%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -37.66%                -8.11%
After Taxes on Distributions and Including Maximum Sales Charge                  -40.78%                -8.90%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -22.94%                -6.33%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -24.83%                -6.93%

     Class D commenced operations March 15, 2001. Class B commenced operations April 22, 1998.

Tax-Managed Value Fund

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One Year             Life of Fund
----------------------------                                                    --------            -------------
Before Taxes and Excluding Maximum Sales Charge                                  -3.99%                 6.73%
Before Taxes and Including Maximum Sales Charge                                  -8.79%                 4.06%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -3.99%                 6.73%
After Taxes on Distributions and Including Maximum Sales Charge                  -8.79%                 4.06%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -2.43%                 5.41%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -5.35%                 3.26%

     Class D commenced operations March 15, 2001. Class B commenced operations January 14, 2000.


Control Persons and Principal Holders of Securities. At February 1, 2002, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Tax-Managed International Growth Fund           Wexford Clearing Services FBO Maria Arroyo              Guaynabo, PR          11.3%
                                                Wexford Clearing Services FBO Maria Arroyo KEOH         Guaynabo, PR          11.0%
                                                PaineWebber FBO Comerica & Brenda Burns TTEES           Boca Raton, FL         6.4%
                                                Wells Fargo Investments LLC                             Minneapolis, MN        5.1%
                                                Irwin Unger Revocable Trust                             Delray Beach, FL       5.1%
Tax-Managed Multi-Cap Opportunity Fund          National Investor Services FBO 478-03381-19             New York, NY          26.9%
                                                Wexford Clearing Services FBO Maria Arroyo              Guaynabo, PR          17.9%
                                                PaineWebber FBO Comerica & Brenda Burns TTEES           Boca Raton, FL         6.3%
Tax-Managed Small-Cap Growth Fund               Wexford Clearing Services FBO Maria Arroyo KEOH         Guaynabo, PR          10.0%
Tax-Managed Value Fund                          Donaldson Lufkin Jenrette Securities Corp.              Jersey City, NJ        9.2%


To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

                                                                      APPENDIX E

                         Class I Performance & Ownership


Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment in shares of $1,000. Total return prior to the date this Class of Tax-Managed Small-Cap Growth Fund 1.2 was first offered reflects the total return of Class A shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, adjusted to reflect the fact that Class I does not impose a sales charge. The total return of Class A shares of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 has not been adjusted to reflect certain other expenses (such as distribution and/ or service fees). If such adjustments were made, the Class I total return would be different. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.


About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.


Tax-Managed Small-Cap Growth Fund 1.2

                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                    One Year             Life of Fund
----------------------------                    --------            -------------
Before Taxes                                     -49.95%                -4.57%
After Taxes on Distributions                     -49.95%                -4.57%
After Taxes on Distributions and Redemption      -30.42%                -3.60%

     Class I commenced operations March 2, 2001. Class A of Tax-Managed Small-Cap Growth Fund 1.1 commenced operations September 25, 1997.


Control Persons and Principal Holders of Securities. As at February 1, 2002, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class. In addition, as of the same date, the following record owners held the amounts of Class I shares indicated below, which were held either (i) individually or (ii) on behalf of their customers who are the beneficial owners of such shares and as to which they have voting power under certain limited circumstances::

Geoffry Daily                                     Cambridge, MA  27.3%
Kelly Flynn                                       Hingham, MA    25.1%
Arthur & Carol Cannon, Sr. JTWROS                 Woburn, MA     22.3%
Ryann P. Cannon                                   Woburn, MA     20.4%

Beneficial owners of 25% or more of this Class of the Fund are presumed to be in control of the Class for purposes of voting on certain matters submitted to shareholders.

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class as of such date.

[LOGO EATON VANCE(R)]
      Managed Investments

                                                             [GRAPHIC OF TOWER]

ANNUAL REPORT OCTOBER 31, 2001

[GRAPHIC OF BUILDING]

                                   EATON VANCE

                                   TAX-MANAGED

                                  INTERNATIONAL

                                     GROWTH

                                      FUND


[GRAPHIC OF BUILDING]

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
LETTER TO SHAREHOLDERS
================================================================================

[GRAPHIC OF JAMES B. HAWKES]
James B. Hawkes
President

Eaton Vance Tax-Managed International Growth Fund Class A shares had a total return of -39.01% for the year ended October 31, 2001. That return was the result of a decrease in net asset value per share (NAV) from $12.07 on October 31, 2000 to $7.35 on October 31, 2001, and the reinvestment of $0.019 in dividend income.(1)

Class B shares had a total return of -39.48% for the same period, the result of a decrease in NAV from $11.88 to $7.19.(1) Class C shares had a total return of -39.46% for the same period, the result of a decrease in NAV from $11.86 to $7.18.(1) For the period from inception, March 15, 2001, to October 31, 2001, Class D shares had a total return of -21.30%, the result of a decrease in NAV from $10.00 to $7.87.(1)

By comparison, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - a broad-based, unmanaged market index of international stocks - had a total return of -24.93% between October 31, 2000 and October 31, 2001.(2)

A SLOWING  GLOBAL  ECONOMY WAS DEALT A FURTHER  BLOW BY THE EVENTS OF  SEPTEMBER
11...

The fiscal year witnessed a significant slowing of the world's economies. Then, the impact of the tragic events of September 11 further emphasized the need for an economic stimulus on a global basis. Consumer spending in the U.S., which had kept the economy afloat for the past year, declined sharply, and the U.S. stock market declined significantly, with many of the world's markets following suit. In addition, the damage to the U.S. economy pushed an already weak global economy to the brink of recession in the third quarter.

IN THE FOURTH QUARTER, THE MARKETS HAVE MOUNTED AN IMPRESSIVE RECOVERY...

Even as economies continue to struggle, the markets appeared to gain some traction in October. However, in a major departure from recent years, investors worldwide have become much more selective, focusing increasingly on sound fundamentals and reasonable valuations. In that climate, overbought telecom and technology stocks have lost favor with investors, while undervalued companies with good earnings visibility have returned to the spotlight.

As troubling as the recent past has been, we remain optimistic about our economic future and confident about the opportunities in the international equity markets. In the following pages, portfolio manager Armin Lang discusses the past year and provides his insights on the market in the year ahead.

                                Sincerely,

                                /s/ James B. Hawkes
                                James B. Hawkes
                                President
                                December 5, 2001

Fund Information
as of October 31, 2001

Performance(3)                                             Class A      Class B      Class C      Class D
---------------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------------------------
One Year                                                   -39.01%      -39.48%      -39.46%        N.A.
Life of Fund+                                               -8.17        -8.87        -8.93       -21.30

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
---------------------------------------------------------------------------------------------------------
One Year                                                   -42.53%      -42.50%      -40.06%        N.A.
Life of Fund+                                               -9.70        -9.65        -8.93       -25.24

+ Inception Dates - Class A: 4/22/98;  Class B: 4/22/98; Class C: 4/22/98; Class
D: 3/15/01

Ten Largest Holdings(4)
---------------------------------------
Vodafone Group PLC                 2.8%
Swiss Reinsurance                  2.8
Tecis Holding AG                   2.8
Takeda Chemical Industries, Ltd.   2.8
Don Quijote Co., Ltd.              2.7
Satyam Computer Services ADR       2.5
Telewest Communications PLC        2.3
Fast Retailing Co., Ltd.           2.1
Ryanair Holdings PLC               2.0
Elan Corp. PLC ADR                 2.0

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares.
(2)  It is not possible to invest directly in an Index.
(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (4)Ten largest equity holdings accounted for 24.8% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
MANAGEMENT DISCUSSION
================================================================================

AN INTERVIEW WITH ARMIN J. LANG, PORTFOLIO MANAGER OF
TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO

[GRAPHIC OF ARMIN J. LANG]
Armin J. Lang
Portfolio Manager

Q: Armin, let's start with an overview of the Fund's performance over the past year.

A: In absolute terms, the Fund's numbers were disappointing. We lagged the Fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE). EAFE is broken down between growth and value segments, and the margin between those two ends of the spectrum was as big in the last year as it has ever been. Because we are a growth fund, we pay special attention to the growth portion of the Index, which was down 31.65%.*

     What happened last year - not only in the Fund but in international equities in general - was an unusual confluence of factors. First of all, we had the start of a global recession, a rare event. Typically, there has always been one market or region that stood out from the pack. Over the last 12 months, though, economies were down across the board. And that happened in an environment in which valuations for many growth stocks were already challenging. Investors saw earnings disintegration, combined with the contraction of multiples, which is the opposite of what they want to see, and it resulted in the implosion of many stock prices.

Q:   How did you manage the Portfolio under these circumstances?

A: If you look at the turnover ratio of the Portfolio, it was fairly high. This may seem surprising, given our "buy-and-hold" strategy. But the vast majority of the turnover was tax-loss selling, which involves selling securities to realize losses, and then buying back the stocks. As a result, we now have, at the end of the fiscal year, about $2 per share in realized losses, which we can use in the next eight years to offset future gains. I think that brings us into a good position going into what we believe is an improving market.

     Another point I would make about the past year: we have in fact seen encouraging signs in the last month of the fiscal year (October). There has been a very strong rebound worldwide, so we've come back out of the gate pretty strongly. I believe that we could be at the beginning of a new bull market. So, there's a little good news amid the gloom.

* It is not possible to invest directly in an Index.

--------------------------------------------------------------------------------
Global Weightings+
----------------------------------------
By total net assets

[REPRESENTATION OF PIE CHART]

EUROPE                             51.4%
JAPAN                              22.8%
UNITED KINGDOM                     14.0%
ASIA                                6.0%
NORTH AMERICA                       3.4%

Five Largest Sector Positions+
----------------------------------------
By total net assets

[REPRESENTATION OF BAR CHART]

INSURANCE                           9.5%
DRUGS                               9.3%
TELECOMMUNICATION                   7.2%
FINANCIAL SERVICES                  5.7%
ELECTRONIC COMPONENTS-INSTRUMENTS   5.7%

+ Global Weightings and Sector Positions are subject to change due to active management. Five largest sector positions accounted for 37.4% of the Portfolio's net assets.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
MANAGEMENT DISCUSSION
================================================================================

Q:   Is there any particular sector you're excited about?

A: We have substantial exposure to wireless communications, in a number of different aspects. Our largest holding, Vodafone, is the biggest global wireless carrier. We have quite a bit of exposure to handsets and to other infrastructure as well, including Nokia, Ericsson, Alcatel, Siemens, and Philips. At a time when people still think of voice transmission as the main attraction of wireless capability, I would argue that this is the next big area of the technical revolution, that there will be wireless access everywhere. Look at personal computers 15 years ago. Who would have thought that the PC would become such a fundamental part of everyday life? So far, people are mainly using cellular handsets just to talk. But if you look at the next generation of technology, there are all kinds of new applications. You can download at incredible speeds, communicate via video, and have internet access. I anticipate that many of these functions will become just as essential to our lives as PCs are now.So, I am excited about the prospects for this area over the next five years.

Q: How did the September 11 attack on America affect the performance of the international companies held by the Portfolio?

A: The events of September 11 accelerated the downward trend in the markets. The effect, however, appears to have been very short-term. Keep in mind that we knew that we were already in or close to a global recession; we knew that we were already in a rather severe bear market. Those tragic events proved to be the final push towards recession. The week following September 11, when the U.S. equity markets were closed, the European markets just crashed.

     In hindsight, that seemed to have been the best buying opportunity in a long time. We did quite a bit of portfolio reallocation during that period; we pretty much finished our tax-loss selling in September. We bought more of the companies that we really liked and have already held for a long time, focusing on quality companies with strong brand names, and stocks with reasonable valuations. I think those strategic actions definitely helped our positioning after September 11. We had seen the global recession driving stocks down to sometimes incredibly low levels, and then we saw a global pull-back. The question is now, how do we want to position the Portfolio over the next five years? Well, I felt very comfortable with the Portfolio over the last 12 months in terms of the companies we held; we didn't change any of our core holdings in the last 12 months, and I don't anticipate that we'll have to change anything significantly going forward. While we're optimistic about the stocks and sectors that we are in, we continue to seek opportunities for growth in accordance with the Fund's objective.

Q:   Why didn't you make substantial changes to the Portfolio?

A: Look at Swiss Reinsurance, the Portfolio's second largest holding at October 31. Following 9/11, its stock declined significantly; there was the perception that, given the scope of the disaster, an insurance company would be decimated. Yes, they did have to pay out a lot of money, but that is what they are prepared to do. They insure against big losses and they charge premiums for that. They have reserves to deal with catastrophic events, and the rates they are charging or will charge going forward should involve substantial rate increases.

     The third quarter of 2001 was about the worst I've seen in my career; the Fund went down about 30%, and many of our top holdings saw significant price declines. However, as we evaluate the Portfolio's holdings, we believe the Portfolio owns solid companies and that they will remain so in a rebounding economic environment. As a shareholder myself, I can say it was not a good year, but the good news is that the Portfolio is well-positioned to take advantage of improving market conditions.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
PERFORMANCE
================================================================================

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND, CLASS A VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA & FAR EAST INDEX* APRIL 30, 1998 - OCTOBER 31, 2001

[REPRESENTATION OF LINE CHART]

--------------------------------------------------------------------------------
                        FUND              FUND
                      VALUE AT         VALUE WITH                         EAFE
          DATE           NAV          SALES CHARGE                        INDEX
--------------------------------------------------------------------------------
        4/30/1998       10000             10000                           10000
        5/31/1998        9990              9415                            9951
        6/30/1998        9949              9377                           10027
        7/31/1998       10102              9521                           10128
        8/31/1998        8861              8351                            8874
        9/30/1998        8433              7948                            8602
       10/31/1998        8993              8476                            9498
       11/30/1998        9552              9003                            9985
       12/31/1998        9766              9204                           10379
        1/31/1999        9512              8965                           10348
        2/28/1999        9359              8821                           10101
        3/31/1999        9908              9338                           10523
        4/30/1999       10234              9645                           10950
        5/31/1999        9939              9367                           10386
        6/30/1999       10661             10048                           10791
        7/31/1999       11200             10556                           11111
        8/31/1999       11587             10920                           11152
        9/30/1999       11811             11131                           11264
       10/31/1999       12370             11659                           11686
       11/30/1999       13143             12387                           12092
       12/31/1999       14185             13369                           13177
        1/31/2000       13776             12983                           12340
        2/29/2000       14174             13359                           12672
        3/31/2000       14880             14024                           13163
        4/30/2000       13990             13186                           12471
        5/31/2000       13520             12742                           12166
        6/30/2000       14031             13224                           12642
        7/31/2000       13244             12482                           12112
        8/31/2000       13602             12819                           12217
        9/30/2000       12896             12154                           11622
       10/31/2000       12344             11634                           11348
       11/30/2000       11219             10573                           10922
       12/31/2000       11544             10880                           11310
        1/31/2001       12455             11739                           11305
        2/28/2001       10622             10011                           10457
        3/31/2001        9383              8843                            9760
        4/30/2001       10438              9837                           10438
        5/31/2001       10069              9490                           10070
        6/30/2001        9505              8959                            9658
        7/31/2001        8788              8283                            9482
        8/31/2001        7908              7453                            9242
        9/30/2001        6586              6207                            8306
       10/31/2001        7529              7095                            8519
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND, CLASS B VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA & FAR EAST INDEX* APRIL 30, 1998 - OCTOBER 31, 2001

[REPRESENTATION OF LINE CHART]

---------------------------------------------------------------------
                        FUND
                      VALUE AT                                  EAFE
           DATE          NAV                                   INDEX
---------------------------------------------------------------------
        4/30/1998       10000                                  10000
        5/31/1998        9980                                   9951
        6/30/1998        9929                                  10027
        7/31/1998       10081                                  10128
        8/31/1998        8840                                   8874
        9/30/1998        8403                                   8602
       10/31/1998        8962                                   9498
       11/30/1998        9512                                   9985
       12/31/1998        9725                                  10379
        1/31/1999        9461                                  10348
        2/28/1999        9298                                  10101
        3/31/1999        9837                                  10523
        4/30/1999       10153                                  10950
        5/31/1999        9868                                  10386
        6/30/1999       10570                                  10791
        7/31/1999       11109                                  11111
        8/31/1999       11475                                  11152
        9/30/1999       11689                                  11264
       10/31/1999       12238                                  11686
       11/30/1999       12991                                  12092
       12/31/1999       14005                                  13177
        1/31/2000       13598                                  12340
        2/29/2000       13975                                  12672
        3/31/2000       14668                                  13163
        4/30/2000       13771                                  12471
        5/31/2000       13302                                  12166
        6/30/2000       13802                                  12642
        7/31/2000       13017                                  12112
        8/31/2000       13363                                  12217
        9/30/2000       12660                                  11622
       10/31/2000       12109                                  11348
       11/30/2000       11009                                  10922
       12/31/2000       11314                                  11310
        1/31/2001       12201                                  11305
        2/28/2001       10397                                  10457
        3/31/2001        9174                                   9760
        4/30/2001       10203                                  10438
        5/31/2001        9836                                  10070
        6/30/2001        9286                                   9658
        7/31/2001        8572                                   9482
        8/31/2001        7706                                   9242
        9/30/2001        6422                                   8306
       10/31/2001        7329                                   8519
       10/31/2001       (7110, with CDSC)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND, CLASS C VS. THE MORGAN STANLEY EUROPE, AUSTRALASIA & FAR EAST INDEX* APRIL 30, 1998 - OCTOBER 31, 2001

[REPRESENTATION OF LINE CHART]

------------------------------------------------------------
                        FUND
                      VALUE AT                         EAFE
           DATE          NAV                          INDEX
------------------------------------------------------------
        4/30/1998       10000                         10000
        5/31/1998        9969                          9951
        6/30/1998        9929                         10027
        7/31/1998       10071                         10128
        8/31/1998        8830                          8874
        9/30/1998        8393                          8602
       10/31/1998        8952                          9498
       11/30/1998        9502                          9985
       12/31/1998        9705                         10379
        1/31/1999        9440                         10348
        2/28/1999        9288                         10101
        3/31/1999        9817                         10523
        4/30/1999       10132                         10950
        5/31/1999        9837                         10386
        6/30/1999       10539                         10791
        7/31/1999       11078                         11111
        8/31/1999       11434                         11152
        9/30/1999       11648                         11264
       10/31/1999       12208                         11686
       11/30/1999       12950                         12092
       12/31/1999       13964                         13177
        1/31/2000       13557                         12340
        2/29/2000       13934                         12672
        3/31/2000       14616                         13163
        4/30/2000       13740                         12471
        5/31/2000       13261                         12166
        6/30/2000       13760                         12642
        7/31/2000       12976                         12112
        8/31/2000       13323                         12217
        9/30/2000       12620                         11622
       10/31/2000       12080                         11348
       11/30/2000       10970                         10922
       12/31/2000       11275                         11310
        1/31/2001       12161                         11305
        2/28/2001       10369                         10457
        3/31/2001        9157                          9760
        4/30/2001       10175                         10438
        5/31/2001        9809                         10070
        6/30/2001        9259                          9658
        7/31/2001        8556                          9482
        8/31/2001        7690                          9242
        9/30/2001        6407                          8306
       10/31/2001        7313                          8519
--------------------------------------------------------------------------------

Performance+                                        Class A      Class B      Class C       Class D
---------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
---------------------------------------------------------------------------------------------------
One Year                                            -39.01%      -39.48%      -39.46%          N.A.
Life of Fund+                                        -8.17        -8.87        -8.93         -21.30
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
---------------------------------------------------------------------------------------------------
One Year                                            -42.53%      -42.50%      -40.06%          N.A.
Life of Fund+                                        -9.70        -9.65        -8.93         -25.24

+ Inception Dates - Class A: 4/22/98; Class B: 4/22/98; Class C:4/22/98; Class D:3/15/01

* Source: TowersData, Bethesda, MD. Investment operations commenced 4/22/98. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the total return of the Fund's Class A, Class B, and Class C shares with that of the Morgan Stanley Capital International
     Europe, Australasia, and Far East Index (EAFE), a broad-based, unmanaged market index of international stocks. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The Index's returns use net dividends which reflect the deduction of withholding taxes. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund's Class A, Class B, and Class C shares and the EAFE Index. An investment in the Fund's Class D shares on 3/15/01 at net asset value would have had a value of $7,870 on October 31, 2001; $7,477 less the applicable sales charge. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
PERFORMANCE
================================================================================

After-Tax Performance
as of October 31, 2001

The table below sets forth the Fund's pre-tax performance and after-tax performance. Two different after-tax performance numbers are shown for each time period.

"Return After Taxes on Distributions" takes into account the impact of federal income taxes on Fund dividends and capital gains distributions. These after-tax performance numbers are applicable to the Fund's continuing (i.e., non-redeeming) shareholders. "Return After Taxes on Distributions and Sale of Fund Shares" takes into account both taxes due on Fund distributions and taxes due upon a sale of Fund shares. These after-tax performance numbers apply to Fund shareholders who redeem shares at the end of the period.

Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

================================================================================
Average Annual Total Returns
(For the period ended October 31, 2001)

  Returns at NAV (Class A)
--------------------------------------------------------------------------------
                                                 One Year   Life of Fund
  Return Before Taxes                             -39.01%     -8.17%
  Return After Taxes on Distributions             -38.91%     -8.17%
  Return After Taxes on Distributions             -23.57%     -6.32%
  and Sale of Fund Shares

  Returns at Public Offering Price (Class A)
--------------------------------------------------------------------------------
                                                 One Year   Life of Fund
  Return Before Taxes                             -42.53%     -9.70%
  Return After Taxes on Distributions             -42.44%     -9.70%
  Return After Taxes on Distributions             -25.73%     -7.48%
  and Sale of Fund Shares
================================================================================

================================================================================
Average Annual Total Returns
(For the period ended October 31, 2001)

  Returns at NAV (Class B)
--------------------------------------------------------------------------------
                                                 One Year   Life of Fund
  Return Before Taxes                             -39.48%     -8.87%
  Return After Taxes on Distributions             -38.48%     -8.88%
  Return After Taxes on Distributions             -24.04%     -6.91%
  and Sale of Fund Shares

  Returns at Public Offering Price (Class B)
--------------------------------------------------------------------------------
                                                 One Year   Life of Fund
  Return Before Taxes                             -42.50%     -9.65%
  Return After Taxes on Distributions             -42.50%     -9.66%
  Return After Taxes on Distributions             -25.89%     -7.50%
  and Sale of Fund Shares
================================================================================

================================================================================
  Average Annual Total Returns
  (For the period ended October 31, 2001)

  Returns at NAV (Class C)
--------------------------------------------------------------------------------
                                                 One Year   Life of Fund
  Return Before Taxes                             -39.46%     -8.93%
  Return After Taxes on Distributions             -39.46%     -8.93%
  Return After Taxes on Distributions             -24.03%     -6.95%
  and Sale of Fund Shares

  Returns at Public Offering Price (Class C)
--------------------------------------------------------------------------------
                                                 One Year   Life of Fund
  Return Before Taxes                             -40.06%     -8.93%
  Return After Taxes on Distributions             -40.07%     -8.93%
  Return After Taxes on Distributions             -24.40%     -6.95%
  and Sale of Fund Shares
================================================================================

Class A, Class B, and Class C commenced operations on 4/22/98. Returns for the Fund's Class D shares are omitted because they have been offered for less than a year. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Distributions and Sale of Fund shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance (both before and after taxes)is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investment in Tax-Managed International Growth
   portfolio, at value (identified cost, $198,372,749)          $139,517,894
Receivable for Fund shares sold                                      370,386
Deferred organization expenses                                        19,955
--------------------------------------------------------------------------------
TOTAL ASSETS                                                    $139,908,235
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                $    348,696
Payable to affiliate for service fees                                 28,743
Payable to affiliate for Trustees' fees                                  200
Accrued expenses                                                      58,909
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $    436,548
--------------------------------------------------------------------------------
NET ASSETS                                                      $139,471,687
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                 $234,952,236
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)                    (36,264,251)
Accumulated net investment loss                                     (361,443)
Net unrealized depreciation from Portfolio
   (computed on the basis of identified cost)                    (58,854,855)
--------------------------------------------------------------------------------
TOTAL                                                           $139,471,687
--------------------------------------------------------------------------------
Class A Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $ 51,419,188
SHARES OUTSTANDING                                                 6,995,065
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                          $       7.35
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $ 50,443,762
SHARES OUTSTANDING                                                 7,012,791
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                          $       7.19
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $ 37,262,514
SHARES OUTSTANDING                                                 5,188,862
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                          $       7.18
--------------------------------------------------------------------------------
Class D Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $    346,223
SHARES OUTSTANDING                                                    43,970
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                          $       7.87
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2001
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes $241,175)                       $  1,735,742
Dividends allocated from Portfolio
   (net of foreign taxes, $58,664)                                   255,213
Interest                                                             268,361
Interest allocated from Portfolio                                      9,824
Expenses allocated from Portfolio                                   (509,104)
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         $  1,760,036
--------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                          $  1,425,387
Trustees' fees and expenses                                           15,333
Distribution and service fees
   Class A                                                           168,835
   Class B                                                           676,400
   Class C                                                           484,525
   Class D                                                             1,262
Transfer and dividend disbursing agent fees                          229,716
Custodian fee                                                        164,752
Registration fees                                                     71,886
Printing and postage                                                  30,763
Legal and accounting services                                         12,497
Amortization of organization expenses                                 12,794
Miscellaneous                                                        179,616
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  $  3,473,766
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                             $ (1,713,730)
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) from Portfolio --
   Investment transactions (identified cost basis)              $(18,204,136)
   Foreign currency transactions                                     (23,118)
Net realized gain (loss) --
   Investment transactions (identified cost basis)              $(13,310,932)
   Foreign currency transactions                                     (88,520)
--------------------------------------------------------------------------------
NET REALIZED LOSS                                               $(31,626,706)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) from Portfolio --
   Investments (identified cost basis)                          $ (3,375,360)
   Foreign currency                                                   21,826
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                          $(54,364,474)
   Foreign currency                                                   (8,893)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $(57,726,901)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                $(89,353,607)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                      $(91,067,337)
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        YEAR ENDED
IN NET ASSETS                             OCTOBER 31, 2001  OCTOBER 31, 2000
--------------------------------------------------------------------------------
From operations --
   Net investment loss                      $     (1,713,730) $       (457,174)
   Net realized loss                             (31,626,706)       (3,749,973)
   Net change in unrealized
      appreciation (depreciation)                (57,726,901)      (12,624,728)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS  $    (91,067,337) $    (16,831,875)
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                               $             --  $       (144,409)
   In excess of net investment income
      Class A                                       (127,124)          (42,134)
      Class B                                             --           (68,603)
      Class C                                             --           (24,749)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS         $       (127,124) $       (279,895)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                               $    126,783,287  $    126,070,357
      Class B                                     20,302,472        64,790,317
      Class C                                     32,750,818        50,889,965
      Class D                                        446,453                --
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                        112,259           168,161
      Class B                                             --            63,421
      Class C                                             --            22,898
   Cost of shares redeemed
      Class A                                   (127,059,997)      (64,579,529)
      Class B                                    (14,974,425)       (5,381,201)
      Class C                                    (25,548,176)       (5,863,480)
      Class D                                        (16,641)               --
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                       $     12,796,050  $    166,180,909
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS       $    (78,398,411) $    149,069,139
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                        $    217,870,098  $     68,800,959
--------------------------------------------------------------------------------
AT END OF YEAR                              $    139,471,687  $    217,870,098
--------------------------------------------------------------------------------

Accumulated net investment
loss included in net assets
--------------------------------------------------------------------------------
AT END OF YEAR                              $       (361,443) $     (1,019,517)
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                                               CLASS A
                                                 ---------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------
                                                     2001(1)        2000(1)        1999(1)          1998(1)(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $12.070        $12.160        $ 8.840           $10.000
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         $(0.045)       $ 0.025        $ 0.016           $ 0.012
Net realized and unrealized gain (loss)               (4.656)        (0.045)         3.304            (1.172)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                  $(4.701)       $(0.020)       $ 3.320           $(1.160)
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
From net investment income                           $    --        $(0.054)       $    --           $    --
In excess of net investment income                    (0.019)        (0.016)            --                --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  $(0.019)       $(0.070)       $    --           $    --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                       $ 7.350        $12.070        $12.160           $ 8.840
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                       (39.01)%        (0.21)%        37.56%           (11.60)%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)              $51,419        $84,136        $27,833           $ 6,659
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                      1.70%          1.62%          1.73%             1.97%(5)
   Net expenses after custodian fee reduction(4)        1.70%          1.62%          1.73%             1.95%(5)
   Net investment income (loss)                        (0.46)%         0.19%          0.15%             0.25%(5)
Portfolio Turnover of the Fund(6)                         90%            40%            60%               14%
Portfolio Turnover of the Portfolio(7)                    31%            --             --                --
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses                                                                                             2.20%(5)
   Expenses after custodian fee reduction                                                               2.18%(5)
   Net investment income                                                                                0.02%(5)
Net investment income per share                                                                      $ 0.001
----------------------------------------------------------------------------------------------------------------

(1) Net investment income (loss) per share was computed using average shares outstanding.
(2) For the period from the start of business, April 22, 1998, to October 31, 1998.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(7) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                                               CLASS B
                                                 ---------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------
                                                     2001(1)        2000(1)        1999(1)          1998(1)(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $11.880        $12.030        $ 8.810           $10.000
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment loss                                  $(0.115)       $(0.073)       $(0.055)          $(0.039)
Net realized and unrealized gain (loss)               (4.575)        (0.051)         3.275            (1.151)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                  $(4.690)       $(0.124)       $ 3.220           $(1.190)
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
In excess of net investment income                   $    --        $(0.026)       $    --           $    --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  $    --        $(0.026)       $    --           $    --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                       $ 7.190        $11.880        $12.030           $ 8.810
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                       (39.48)%        (1.05)%        36.55%           (11.90)%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)              $50,444        $79,099        $26,498           $ 9,808
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                      2.45%          2.38%          2.53%             2.72%(5)
   Net expenses after custodian fee reduction(4)        2.45%          2.38%          2.53%             2.70%(5)
   Net investment loss                                 (1.21)%        (0.56)%        (0.53)%           (0.80)%(5)
Portfolio Turnover of the Fund(6)                         90%            40%            60%               14%
Portfolio Turnover of the Portfolio(7)                    31%            --             --                --
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses                                                                                             2.95%(5)
   Expenses after custodian fee reduction                                                               2.93%(5)
   Net investment loss                                                                                 (1.03)%(5)
Net investment loss per share                                                                        $(0.050)
----------------------------------------------------------------------------------------------------------------

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2) For the period from the start of business, April 22, 1998, to October 31, 1998.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(7) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                                               CLASS C
                                                 ---------------------------------------------------------------
                                                                       YEAR ENDED OCTOBER 31,
                                                 ---------------------------------------------------------------
                                                     2001(1)        2000(1)        1999(1)          1998(1)(2)
----------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                 $11.860        $12.000        $ 8.800           $10.000
----------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------
Net investment loss                                  $(0.113)       $(0.077)       $(0.080)          $(0.055)
Net realized and unrealized gain (loss)               (4.567)        (0.047)         3.280            (1.145)
----------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                  $(4.680)       $(0.124)       $ 3.200           $(1.200)
----------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------
In excess of net investment income                   $    --        $(0.016)       $    --           $    --
----------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                  $    --        $(0.016)       $    --           $    --
----------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                       $ 7.180        $11.860        $12.000           $ 8.800
----------------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                                       (39.46)%        (1.05)%        36.36%           (12.00)%
----------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)              $37,263        $54,635        $14,470           $ 4,416
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                      2.45%          2.40%          2.71%             2.97%(5)
   Net expenses after custodian fee reduction(4)        2.45%          2.40%          2.71%             2.95%(5)
   Net investment loss                                 (1.20)%        (0.59)%        (0.78)%           (1.15)%(5)
Portfolio Turnover of the Fund(6)                         90%            40%            60%               14%
Portfolio Turnover of the Portfolio(7)                    31%            --             --                --
----------------------------------------------------------------------------------------------------------------
+  The operating expenses of the Fund may reflect a reduction of the investment adviser fee, an allocation of expenses to the Investment Adviser, or both. Had such actions not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses                                                                                             3.20%(5)
   Expenses after custodian fee reduction                                                               3.18%(5)
   Net investment loss                                                                                 (1.38)%(5)
Net investment loss per share                                                                        $(0.066)
----------------------------------------------------------------------------------------------------------------

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2) For the period from the start of business, April 22, 1998, to October 31, 1998.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(7) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                               CLASS D
                                                  ------------------------------
                                                            PERIOD ENDED
                                                        OCTOBER 31, 2001(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                             $(0.077)
Net realized and unrealized loss                                 (2.053)
--------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                      $(2.130)
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $ 7.870
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                                  (21.30)%
--------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $   346
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 2.45%(5)
   Net expenses after custodian fee reduction(4)                   2.45%(5)
   Net investment loss                                            (1.42)%(5)
Portfolio Turnover of the Fund(6)                                    90%
Portfolio Turnover of the Portfolio(7)                               31%
--------------------------------------------------------------------------------

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2) For the period from the start of business, March 15, 2001, to October 31, 2001.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.
(6) Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities. On July 23, 2001, the Fund transferred all of its investable assets to the Tax-Managed International Growth Portfolio.
(7) For the period from the Portfolio's start of business, July 23, 2001 to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1    Significant Accounting Policies
-------------------------------------------
     Eaton Vance Tax-Managed International Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note
     6). Class D shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed International Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

     B Income -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. During this period, dividend income was recorded on the ex-dividend date and interest income was recorded on the accrual basis. However, if the ex-dividend date had passed, certain dividends from foreign securities were recorded as the Fund was informed of the ex-dividend date. Interest income was recorded on the accrual basis.

     C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. At October 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $35,312,671 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2007 ($125,361), October 31, 2008 ($3,231,701) and on October 31, 2009 ($31,955,609). For the year ended
     October 31, 2001, income from foreign sources for the Fund was $2,290,794 and the fund designated a foreign tax credit of $298,243.

     D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

     E Other -- Investment transactions are accounted for on a trade-date basis.

     F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2    Distributions to Shareholders
-------------------------------------------
     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryovers from prior years, if any). Distributions are paid in the form of additional shares or, at the election of the shareholder, in

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3    Shares of Beneficial Interest
-------------------------------------------
     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS A                                       2001         2000
    ------------------------------------------------------------------
    Sales                                      12,424,167   9,685,504
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    9,421      12,730
    Redemptions                               (12,408,394)  (5,016,320)
    ------------------------------------------------------------------
    NET INCREASE                                   25,194   4,681,914
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS B                                       2001         2000
    ------------------------------------------------------------------
    Sales                                       2,010,242   4,860,726
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --       4,845
    Redemptions                                (1,655,151)   (410,718)
    ------------------------------------------------------------------
    NET INCREASE                                  355,091   4,454,853
    ------------------------------------------------------------------

                                               YEAR ENDED OCTOBER 31,
                                              ------------------------
    CLASS C                                       2001         2000
    ------------------------------------------------------------------
    Sales                                       3,215,770   3,859,440
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                       --       1,753
    Redemptions                                (2,635,244)   (458,844)
    ------------------------------------------------------------------
    NET INCREASE                                  580,526   3,402,349
    ------------------------------------------------------------------

                                                  PERIOD ENDED
    CLASS D                                    OCTOBER 31, 2001(1)
    ----------------------------------------------------------------------------
    Sales                                                 46,182
    Redemptions                                           (2,212)
    ----------------------------------------------------------------------------
    NET INCREASE                                          43,970
    ----------------------------------------------------------------------------

     (1) For the period from the start of business, March 15, 2001, to October 31, 2001.

4    Transactions with Affiliates
-------------------------------------------
     Prior to the Fund's investment in the Portfolio on July 23, 2001, Eaton Vance Management (EVM) earned an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee was at an annual rate of 1.00% of the Fund's average daily net assets up to $500 million, and at reduced rates as daily net assets exceeded that level, and amounted to $1,425,387 for the period. Since July 23, 2001, EVM has served only as administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by EVM and BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $79,487 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2001.

     Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5    Distribution and Service Plans
-------------------------------------------
     The Fund has in  effect  distribution  plans  for  Class B shares  (Class B
     Plan), Class C shares (Class C Plan) and Class D shares (Class D Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B, Class C and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     of (i) 5% (in the case of Class B and Class D) and 6.25% (in the case of Class C) of the aggregate amount received by the Fund for each class shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $506,990, $363,394 and $946 for Class B, Class C and Class D shares, respectively, to or payable to EVD for the year ended October 31, 2001, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At October 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $4,139,000, $5,168,000 and $20,000 for Class B, Class C and Class D shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class D shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2001 amounted to $168,835, $169,410, $121,131, and $316 for Class A, Class B, Class C and
     Class D shares, respectively.

6    Contingent Deferred Sales Charge
-------------------------------------------
     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

     No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B, Class C and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C and Class D Plans, respectively (see Note 5). CDSC charges received on Class B, Class C and Class D shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $175,000, $52,000 and $1,000 of CDSC paid by shareholders for Class B, Class C and Class D shares, respectively, for the year ended October 31, 2001.

7    Investment Transactions
-------------------------------------------
     Prior to the Fund's investment in the Portfolio on July 23, 2001, purchases and sales of investments, other than short-term obligations, aggregated $199,821,843 and $172,059,512, respectively. On July 23, 2001, the Fund transferred all of its investable assets with a value of $167,666,427, including unrealized depreciation of $55,501,320, to the Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Fund's investment in the Portfolio aggregated $18,938,676 and $24,552,393, respectively for the period from July 23, 2001, to October 31, 2001.

8    Line of Credit
-------------------------------------------
     Prior to the Fund's investment in the Portfolio on July 23, 2001, the Fund participated with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the period from November 1, 2000 to July 22, 2001 was $2,423,122 and the average interest rate was 5.78%.

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE MUTUAL FUNDS TRUST:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Growth Fund (the Fund) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2001 and 2000, and the financial highlights for the three years ended October 31, 2001, and for the period from the start of business April 22, 1998 to October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Growth Fund at October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS
================================================================================
COMMON STOCKS -- 96.0%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Airlines -- 2.0%
-----------------------------------------------------------------------
Ryanair Holdings PLC(1)                        300,000     $  2,756,142
-----------------------------------------------------------------------
                                                           $  2,756,142
-----------------------------------------------------------------------
Apparel -- 0.0%
-----------------------------------------------------------------------
Inditex(1)                                       1,500     $     27,967
-----------------------------------------------------------------------
                                                           $     27,967
-----------------------------------------------------------------------
Applications Software -- 2.5%
-----------------------------------------------------------------------
Satyam Computer Services ADR(1)                520,000     $  3,484,000
-----------------------------------------------------------------------
                                                           $  3,484,000
-----------------------------------------------------------------------
Auto and Parts -- 0.7%
-----------------------------------------------------------------------
Bridgestone Corp.                               50,000     $    471,386
Sagem SA                                        11,200          522,046
-----------------------------------------------------------------------
                                                           $    993,432
-----------------------------------------------------------------------
Automobiles -- 0.4%
-----------------------------------------------------------------------
Toyota Motor Co.                                23,000     $    558,065
-----------------------------------------------------------------------
                                                           $    558,065
-----------------------------------------------------------------------
Banking -- 2.2%
-----------------------------------------------------------------------
ABN Amro Holdings                              104,317     $  1,593,533
Allied Irish Banks PLC                         144,528        1,399,396
Lloyds TSB Group PLC                             4,904           49,495
-----------------------------------------------------------------------
                                                           $  3,042,424
-----------------------------------------------------------------------
Biotechnology -- 0.9%
-----------------------------------------------------------------------
Lion Bioscience AG ADR(1)                       75,000     $  1,179,750
-----------------------------------------------------------------------
                                                           $  1,179,750
-----------------------------------------------------------------------
Broadcasting and Cable -- 3.0%
-----------------------------------------------------------------------
Mih Ltd.(1)                                     91,500     $    704,550
Primacom AG ADR(1)                             149,500          306,475
Telewest Communications PLC(1)               4,500,000        3,206,730
-----------------------------------------------------------------------
                                                           $  4,217,755
-----------------------------------------------------------------------
Broadcasting and Publishing -- 2.7%
-----------------------------------------------------------------------
Grupo Televisa GDR(1)                           75,000     $  2,290,500
Gruppo Editoriale L'Espresso SPA               300,000          739,024

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Broadcasting and Publishing (continued)
-----------------------------------------------------------------------
Nippon Television Network                        3,000     $    676,443
-----------------------------------------------------------------------
                                                           $  3,705,967
-----------------------------------------------------------------------
Business and Public Services -- 0.7%
-----------------------------------------------------------------------
Sap AG                                          10,000     $  1,035,805
-----------------------------------------------------------------------
                                                           $  1,035,805
-----------------------------------------------------------------------
Chemicals -- 1.6%
-----------------------------------------------------------------------
Sumitomo Bakelite Co., Ltd.                    350,000     $  2,210,286
-----------------------------------------------------------------------
                                                           $  2,210,286
-----------------------------------------------------------------------
Computer Software & Services -- 2.4%
-----------------------------------------------------------------------
Infosys Technologies Ltd. ADR                   20,000     $    944,200
Maconomy A/S(1)                                873,000        1,636,631
Pivotal Corp.(1)                               260,000          785,200
-----------------------------------------------------------------------
                                                           $  3,366,031
-----------------------------------------------------------------------
Construction and Housing -- 1.2%
-----------------------------------------------------------------------
Volker Wessels Stevin                           78,304     $  1,622,153
-----------------------------------------------------------------------
                                                           $  1,622,153
-----------------------------------------------------------------------
Consumer Electronics -- 1.0%
-----------------------------------------------------------------------
Philips Electronics NV                          50,354     $  1,144,731
Sony Corp.                                       5,300          200,474
-----------------------------------------------------------------------
                                                           $  1,345,205
-----------------------------------------------------------------------
Data Processing and Reproduction -- 1.4%
-----------------------------------------------------------------------
Canon, Inc.                                     65,000     $  1,890,446
-----------------------------------------------------------------------
                                                           $  1,890,446
-----------------------------------------------------------------------
Drugs -- 9.3%
-----------------------------------------------------------------------
Astrazeneca PLC                                 15,000     $    676,468
Elan Corp. PLC ADR(1)                           60,000        2,739,000
GlaxoSmithkline PLC                             25,000          672,614
Novartis AG                                     40,000        1,497,948
Roche Holding AG                                20,000        1,387,103
Shire Pharmaceuticals Group PLC(1)             150,000        2,181,450
Takeda Chemical Industries, Ltd.                80,000        3,875,659
-----------------------------------------------------------------------
                                                           $ 13,030,242
-----------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Electric Products - Miscellaneous -- 1.1%
-----------------------------------------------------------------------
Murata Mfg Co., Ltd.                            25,000     $  1,568,563
-----------------------------------------------------------------------
                                                           $  1,568,563
-----------------------------------------------------------------------
Electrical and Electronics -- 0.3%
-----------------------------------------------------------------------
Siemens AG                                       9,000     $    436,362
-----------------------------------------------------------------------
                                                           $    436,362
-----------------------------------------------------------------------
Electronic Components - Instruments -- 5.7%
-----------------------------------------------------------------------
Infineon Technologies AG                        60,275     $    909,352
Invensys PLC                                 2,500,000        2,290,523
Kyocera Corp.                                   30,000        2,041,583
Rohm Co.                                        25,000        2,661,247
-----------------------------------------------------------------------
                                                           $  7,902,705
-----------------------------------------------------------------------
Electronic Components - Miscellaneous -- 2.0%
-----------------------------------------------------------------------
Alcatel Optronics                              170,000     $  1,347,447
Flextronics International, Ltd.(1)              70,000        1,393,000
-----------------------------------------------------------------------
                                                           $  2,740,447
-----------------------------------------------------------------------
Electronics - Instruments -- 1.2%
-----------------------------------------------------------------------
Act Manufacturing, Inc.(1)                     350,000     $  1,701,000
-----------------------------------------------------------------------
                                                           $  1,701,000
-----------------------------------------------------------------------
Energy Sources -- 1.7%
-----------------------------------------------------------------------
BP Amoco PLC                                   200,000     $  1,614,273
Royal Dutch Petroleum Co.                       15,000          763,343
-----------------------------------------------------------------------
                                                           $  2,377,616
-----------------------------------------------------------------------
Environmental Services -- 0.7%
-----------------------------------------------------------------------
Tomra Systems ASA                              100,000     $    996,453
-----------------------------------------------------------------------
                                                           $    996,453
-----------------------------------------------------------------------
Financial Services -- 5.7%
-----------------------------------------------------------------------
Acom Co., Ltd.                                  15,000     $  1,252,400
Bipop-Carire SPA                               800,000        1,366,902
Fortis (B)                                      40,000          943,934
ING Groep NV                                    66,738        1,665,072
Nomura Securities Co., Ltd.                     84,000        1,104,857
Promise Co., Ltd.                               25,000        1,617,581
-----------------------------------------------------------------------
                                                           $  7,950,746
-----------------------------------------------------------------------

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Food and Household Products -- 3.4%
-----------------------------------------------------------------------
Nestle SA                                        7,000     $  1,453,243
Parmalat Finanziaria SPA                       700,000        1,844,183
Unilever PLC                                   200,000        1,452,846
-----------------------------------------------------------------------
                                                           $  4,750,272
-----------------------------------------------------------------------
Industrial Automation -- 0.4%
-----------------------------------------------------------------------
JOT Automation Group Oyj                     1,027,200     $    564,371
-----------------------------------------------------------------------
                                                           $    564,371
-----------------------------------------------------------------------
Insurance -- 9.5%
-----------------------------------------------------------------------
Aegon NV                                       105,844     $  2,659,810
Allianz AG Holding                               6,000        1,409,956
AXA Company                                    120,000        2,626,441
Fortis NV                                      110,947        2,628,158
QBE (NL) Insurance Group, Ltd.                  10,000           34,969
Swiss Reinsurance                               38,000        3,909,609
-----------------------------------------------------------------------
                                                           $ 13,268,943
-----------------------------------------------------------------------
Internet - Network Security / Solutions -- 1.1%
-----------------------------------------------------------------------
Check Point Software Technologies, Ltd.(1)      50,000     $  1,476,000
-----------------------------------------------------------------------
                                                           $  1,476,000
-----------------------------------------------------------------------
Internet Service Provider -- 0.9%
-----------------------------------------------------------------------
Terra Networks SA(1)                           200,000     $  1,306,015
-----------------------------------------------------------------------
                                                           $  1,306,015
-----------------------------------------------------------------------
Investment Services -- 4.2%
-----------------------------------------------------------------------
Tecis Holding AG                               140,000     $  3,877,513
Zurich Financial Services                        8,823        2,020,823
-----------------------------------------------------------------------
                                                           $  5,898,336
-----------------------------------------------------------------------
Medical Products -- 0.6%
-----------------------------------------------------------------------
QIAGEN NV(1)                                    50,000     $    895,000
-----------------------------------------------------------------------
                                                           $    895,000
-----------------------------------------------------------------------
Miscellaneous -- 1.4%
-----------------------------------------------------------------------
Sonae Industria E Investimento(1)            3,000,000     $  1,999,554
-----------------------------------------------------------------------
                                                           $  1,999,554
-----------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Multi-Utilities -- 1.1%
-----------------------------------------------------------------------
Suez SA                                         50,000     $  1,573,073
-----------------------------------------------------------------------
                                                           $  1,573,073
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 0.5%
-----------------------------------------------------------------------
Total Fina Elf SA                                5,000     $    702,546
-----------------------------------------------------------------------
                                                           $    702,546
-----------------------------------------------------------------------
Retail -- 4.7%
-----------------------------------------------------------------------
Don Quijote Co., Ltd.                           52,500     $  3,710,020
Fast Retailing Co., Ltd.                        25,000        2,910,420
-----------------------------------------------------------------------
                                                           $  6,620,440
-----------------------------------------------------------------------
Semiconductor Components / Integrated Circuits -- 2.9%
-----------------------------------------------------------------------
ASM Lithography Holding NV(1)                  100,000     $  1,438,000
Taiwan Semiconductor SP ADR(1)                 200,000        2,582,000
-----------------------------------------------------------------------
                                                           $  4,020,000
-----------------------------------------------------------------------
Telecommunication Equipment -- 3.6%
-----------------------------------------------------------------------
Alcatel SA                                     100,000     $  1,510,474
Ericsson AB (LM)                               200,000          868,846
Nokia Oyj                                       33,800          693,202
Nokia Oyj ADR                                   50,000        1,025,500
Tandberg ASA(1)                                 50,000          897,934
-----------------------------------------------------------------------
                                                           $  4,995,956
-----------------------------------------------------------------------
Telecommunications -- 7.2%
-----------------------------------------------------------------------
Kingston Comm (Hull) PLC(1)                     80,000     $    104,710
Nippon Telegraph and Telephone Corp.               400        1,646,992
Nippon Telegraph and Telephone Corp. ADR        40,000          836,400
NTT Mobile Communication Network, Inc.             185        2,508,884
Sonera Oyj                                      70,000          398,470
Versatel Telecom International ADR(1)          600,000          600,000
Vodafone Group PLC                           1,703,998        3,940,218
-----------------------------------------------------------------------
                                                           $ 10,035,674
-----------------------------------------------------------------------
Telecommunications - Services -- 3.0%
-----------------------------------------------------------------------
Amdocs, Ltd.(1)                                 50,000     $  1,305,500
Energis PLC(1)                               2,000,000        2,086,921

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Telecommunications - Services (continued)
-----------------------------------------------------------------------
KPNQwest NV(1)                                 130,000     $    824,200
-----------------------------------------------------------------------
                                                           $  4,216,621
-----------------------------------------------------------------------
Utilities - Electrical and Gas -- 1.1%
-----------------------------------------------------------------------
Endesa SA                                      100,000     $  1,531,190
-----------------------------------------------------------------------
                                                           $  1,531,190
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $191,794,250)                          $133,993,553
-----------------------------------------------------------------------

PREFERRED STOCKS -- 1.6%

SECURITY                                  SHARES           VALUE
-----------------------------------------------------------------------
Construction and Housing -- 1.6%
-----------------------------------------------------------------------
Dyckerhoff                                     171,117     $  2,211,695
-----------------------------------------------------------------------
                                                           $  2,211,695
-----------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $3,278,701)                            $  2,211,695
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 14.8%

                                               PRINCIPAL
                                                 AMOUNT
SECURITY                                     (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
CIT Group Holdings, Inc., 2.63%, 11/1/01       $    5,534     $  5,534,000
General Electric Capital Co., 2.64%, 11/1/01        5,534        5,534,000
Household Finance Corp., 2.62%, 11/1/01             5,534        5,534,000
Wells Fargo Financial, Inc., 6.916%, 11/7/01        4,000        4,000,000
--------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $20,602,000)                           $ 20,602,000
--------------------------------------------------------------------------------
Total Investments -- 112.4%
   (identified cost $215,674,951)                             $156,807,248
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (12.4)%                     $(17,289,344)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                          $139,517,904
--------------------------------------------------------------------------------

ADR - American Depositary Receipt
(1)  Non-income producing security.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

COUNTRY CONCENTRATION OF PORTFOLIO

                                           PERCENTAGE
COUNTRY                                    OF NET ASSETS       VALUE
---------------------------------------------------------------------
Australia                                        0.0%    $     34,969
Belgium                                          0.7          943,934
Canada                                           0.6          785,200
Denmark                                          1.2        1,636,631
Finland                                          1.9        2,681,543
France                                           5.9        8,282,026
Germany                                          8.1       11,366,909
India                                            3.2        4,428,200
Ireland                                          4.9        6,894,538
Israel                                           1.1        1,476,000
Italy                                            2.8        3,950,110
Japan                                           22.8       31,741,706
Mexico                                           1.6        2,290,500
Netherlands                                     11.9       16,538,551
Norway                                           1.4        1,894,387
Portugal                                         1.4        1,999,554
Singapore                                        1.0        1,393,000
Spain                                            2.1        2,865,172
Sweden                                           0.6          868,846
Switzerland                                      7.4       10,268,726
Taiwan                                           1.8        2,582,000
United Kingdom                                  14.0       19,581,746
United States                                    1.2        1,701,000
---------------------------------------------------------------------
TOTAL COMMON STOCKS AND PREFERRED STOCKS        97.6     $136,205,248
---------------------------------------------------------------------
SHORT-TERM INVESTMENTS                          14.8     $ 20,602,000

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost, $215,674,951)           $156,807,248
Cash                                                                   1,588
Receivable for investments sold                                      110,753
Dividends receivable                                                  85,464
Tax reclaim receivable                                               169,644
Prepaid expenses                                                         964
--------------------------------------------------------------------------------
TOTAL ASSETS                                                    $157,175,661
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                               $ 13,623,528
Due to bank                                                        4,000,000
Accrued expenses                                                      34,229
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $ 17,657,757
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $139,517,904
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals         $198,372,758
Net unrealized depreciation (computed on the basis of
   identified cost)                                              (58,854,854)
--------------------------------------------------------------------------------
TOTAL                                                           $139,517,904
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
OCTOBER 31, 2001(1)
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $58,664)                       $    255,213
Interest                                                               9,824
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         $    265,037
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                          $    415,217
Custodian fee                                                         37,530
Legal and accounting services                                         27,287
Interest expense                                                      26,414
Miscellaneous                                                          2,656
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  $    509,104
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                             $   (244,067)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)              $(18,204,136)
   Foreign currency transactions                                     (23,118)
--------------------------------------------------------------------------------
NET REALIZED LOSS                                               $(18,227,254)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                          $ (3,375,360)
   Foreign currency                                                   21,826
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $ (3,353,534)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                $(21,580,788)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                      $(21,824,855)
--------------------------------------------------------------------------------

(1) For the period from the start of business, July 23, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                         PERIOD ENDED
IN NET ASSETS                                           OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
From operations --
   Net investment loss                                  $          (244,067)
   Net realized loss                                            (18,227,254)
   Net change in unrealized appreciation (depreciation)          (3,353,534)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS              $       (21,824,855)
--------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Tax-Managed International Growth Fund             $       167,666,427
   Contributions                                                 18,128,715
   Withdrawals                                                  (24,552,393)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS    $       161,242,749
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                              $       139,417,894
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                  $           100,010
--------------------------------------------------------------------------------
AT END OF PERIOD                                        $       139,517,904
--------------------------------------------------------------------------------
(1) For the period from the start of business, July 23, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

SUPPLEMENTARY DATA

                                                           PERIOD ENDED
                                                        OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
   Expenses                                                     1.23%(2)
   Expenses after custodian fee reduction                       1.23%(2)
   Net investment loss                                         (0.59)%(2)
Portfolio Turnover                                                31%
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                   $139,518
--------------------------------------------------------------------------------

(1) For the period from the start of business July 23, 2001, to October 31, 2001.

(2)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================
1    Significant Accounting Policies
-------------------------------------------
     Tax-Managed International Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     E Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

     F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

     G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     H Other -- Investment transactions are accounted for on a trade date basis.

2    Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------

     The  investment  adviser fee is earned by Boston  Management  and  Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 1.00% annually of the average daily net assets of the Portfolio up to $500 million and at reduced rates as daily net assets exceed that level. For the period from July 23, 2001 (start of business) to October 31, 2001, the advisory fee amounted to $415,217. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2001, no significant amounts have been deferred.

     Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    Investment Transactions
-------------------------------------------

     Purchases and sales of investments, other than short-term obligations, aggregated $44,776,681 and $58,829,052, respectively, for the period from July 23, 2001 (start of business) to October 31, 2001.

4    Federal Income Tax Basis of Investments
-------------------------------------------
     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $216,972,274
    ------------------------------------------------------
    Gross unrealized appreciation             $  3,734,524
    Gross unrealized depreciation              (63,899,550)
    ------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $(60,165,026)
    ------------------------------------------------------

5    Financial Instruments
-------------------------------------------
     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

     The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2001.

6    Line of Credit
-------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The average daily loan balance for the period from July 23, 2001 (start of business) to October 31, 2001 was $2,876,703 and the average interest rate was 3.02%.

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

7    Risks associated with Foreign Investments
-------------------------------------------
     Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment exchange or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities market, broker-dealers and issuers than in the United States.

8    Transfer of Assets
-------------------------------------------
     Investment operations began on July 23, 2001 with the acquisition of the investable assets of Eaton Vance Tax-Managed International Growth Fund in exchange for an interest in the Portfolio. The value of the investments transferred totaled $167,666,427, including net unrealized depreciation of $55,501,320. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed International Growth Portfolio (the Portfolio) as of October 31, 2001, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the start of business, July 23, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed International Growth Portfolio at October 31, 2001, the results of its operations, the changes in its net assets and the supplementary data for the period from the start of business, July 23, 2001 to October 31, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND AS OF OCTOBER 31, 2001
================================================================================
INVESTMENT MANAGEMENT
================================================================================

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND

Officers                        Trustees

James B. Hawkes                 Jessica M. Bibliowicz
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
William H. Ahern, Jr.
Vice President                  Donald R. Dwight
                                President, Dwight Partners, Inc.
Thomas J. Fetter
Vice President                  Samuel L. Hayes, III
                                Jacob H. Schiff Professor of Investment
Armin J. Lang                   Banking Emeritus, Harvard University
Vice President                  Graduate School of Business Administration

Michael R. Mach                 Norton H. Reamer
Vice President                  Chairman and Chief Operating Officer
                                Hellman, Jordan Management Co., Inc.
Robert B. MacIntosh             President, ordan Simmons Capital LLC
Vice President                  and Unicorn Corporation

Walter A. Row, III              Lynn A. Stout
Vice President                  Professor of Law,
                                UCLA School of Law
Edward E. Smiley, Jr.           Jack L. Treynor
Vice President                  Investment Adviser and Consultant

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

TAX-MANAGED INTERNATIONAL GROWTH PORTFOLIO

Officers                        Trustees

James B. Hawkes                 Jessica M. Bibliowicz
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
Armin J. Lang
Vice President and              Donald R. Dwight
Portfolio Manager               President, Dwight Partners, Inc.

James L. O'Connor               Samuel L. Hayes, III
Treasurer                       Jacob H. Schiff Professor of Investment
                                Banking Emeritus, Harvard University
Alan R. Dynner                  Graduate School of Business Administration
Secretary
                                Lynn A. Stout
                                Professor of Law,
                                UCLA School of Law

                                Jack L. Treynor
                                Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF
EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND

Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                                 EATON VANCE FUNDS
                              EATON VANCE MANAGEMENT
                          BOSTON MANAGEMENT AND RESEARCH
                           EATON VANCE DISTRIBUTORS, INC.
                                 ----------------
                                  PRIVACY NOTICE
                                 ----------------

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

  - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

  - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

  - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call:1-800-262-1122

EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109
--------------------------------------------------------------------------------
    This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
038-12/01                                                                  IGSRC

[EATON VANCE LOGO]



                                                        [TAX RETURN WITH PENCIL]



Annual Report October 31, 2001



                                   EATON VANCE

                                   TAX-MANAGED
[STOCK EXCHANGE FLOOR]
                                     CAPITAL

                                  APPRECIATION

                                      FUND



[ADDING MACHINE ROLL AND 1099 MISC FORM]

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
L E T T E R   T O   S H A R E H O L D E R S
================================================================================

[PHOTO OF JAMES B.   Eaton Vance Tax-Managed Capital Appreciation Fund, Class A
     HAWKES]         shares, had a total return of -26.10% during the year ended
                     October 31, 2001. That return was the result  of a decrease
James B. Hawkes      in net asset value per  share (NAV)  from $11.34 on October
President            31, 2000 to $8.38  on  October 31, 2001. (1) Class B shares had  a  total  return  of  -26.64% for the same period, the result of a decrease in NAV from $11.26 to $8.26.(1) Class C shares had a total return of -26.55% for the same period, the result of a decrease in NAV from $11.26 to $8.27.(1) For the period from inception, March 13, 2001, to October 31, 2001, Class D shares had a total return of -9.00%, the result of a decrease in NAV from $10.00 to $9.10.(1)

By comparison, the S&P500 Index -- a broad-based, unmanaged market index commonly used to measure overall U.S. stock market performance -- returned -24.89% for the one-year period ended October 31, 2001.(2)

A SLOWING ECONOMY WAS DEALT A FURTHER BLOW BY THE EVENTS OF SEPTEMBER 11...

The fiscal year witnessed a significant slowing of the economy, characterized by deteriorating corporate profits, job layoffs and sharply lower capital spending. Against this discouraging backdrop, the equity markets moved dramatically lower through much of the year. The tragic events of September 11 proved to be the final impetus for the downward trend: Consumer spending declined sharply, and the U.S. economy edged closer to recession in the third quarter, as Gross
Domestic Product contracted at its fastest rate in more than a decade. In an effort to boost the economy, the Federal Reserve began an aggressive series of rate cuts. From January through early November, the Fed cuts its Federal Funds rate a total of 450 basis points (4.50%).

Encouragingly, even as the economy continues to struggle in the fourth quarter, the markets appeared to have gained some traction in October. Investors, however, have become much more selective, focusing increasingly on sound fundamentals and reasonable valuations. In that climate, overbought telecom and technology stocks have lost favor with investors, while undervalued companies with good earnings visibility have returned to the spotlight.

As troubling as the recent past has been, we remain optimistic about our economic future and opportunities in the equity markets. In the following pages, portfolio manager Arieh Coll discusses the past year and provides his insights on the market in the year ahead.

                                Sincerely,

                                /s/ James B. Hawkes

                                James B. Hawkes
                                President
                                December 5, 2001

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF OCTOBER 31, 2001

Performance(3)        Class A     Class B     Class C     Class D
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year              -26.10%     -26.64%     -26.55%       N.A.
Life of Fund+         -12.36%     -13.58%     -13.50%      -9.00
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year              -30.34%     -30.31%     -27.29%       N.A.
Life of Fund+         -16.15%     -16.90%     -13.50%     -13.55

+Inception Dates - Class A: 6/30/00; Class B: 7/10/00; Class C:7/10/00; Class D:3/13/01

Ten Largest Holdings(4)
-----------------------------------------
Hollywood Entertainment Corp.        4.3%
Biovail Corp.                        4.2
Progressive Corp.                    3.3
PacifiCare Health Systems, Inc.      3.2
MIMCorp.                             3.1
Andrx Group                          2.7
AmerisourceBergen Corp.              2.3
Integrated Device Technology, Inc.   2.3
Capital One Financial Corp.          2.3
Hotel Reservations Network, Inc.     2.3


(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects 1% CDSC imposed in first year. (4) Ten largest holdings accounted for 30.0% of the Portfolio's net assets. Holdings are subject to change.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
M A N A G E M E N T   D I S C U S S I O N
================================================================================

AN INTERVIEW WITH ARIEH COLL,                    [PHOTO OF ARIEH COLL]
VICE PRESIDENT AND PORTFOLIO
MANAGER OF CAPITAL APPRECIATION
PORTFOLIO

Q:   Arieh, would you give us a summary of        Arieh Coll
     the Fund's performance over the past         Portfolio Manager
     year?

A: Certainly. In absolute terms, we had a disappointing year. During the one-year period ended October 31,2001, there were a number of factors that influenced the Fund's performance. A slowing global economy, in combination with heightened political uncertainty, contributed to a broad decline in the equity markets. This environment led to the Fund posting negative returns for this fiscal year. However, it's important to look at the relative performance as well: the Fund's returns over this past year were consistent with the drop in the overall equity markets, and in particular, with the drop in the S&P 500, the benchmark against which the Fund's performance is measured.* It's been a difficult year for most equity investors across the board.

Q:   Can you provide more detail about the Fund's strategy?

A: The Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. Primarily, we invest in common stocks of growth companies that we consider to be attractive in their long-term growth prospects. For our purposes, we are defining "growth companies" as those that are expected, over the long term, to have earnings growth that is faster than the growth rates of the U.S. economy and the U.S. stock market as a whole. We are open to including both large and mid-sized established market leaders, as well as smaller, less-seasoned companies. This flexibility allows us to mitigate risk somewhat and to expand our opportunities.

     In the past year, we have found many good opportunities for growth among mid-cap companies, where we hope to identify the blue chip stocks of tomorrow. Over 24% of the U.S. stock market capitalization is in mid-cap stocks. Among funds that were classified mid-cap by Lipper, Inc., the Fund was ranked in the top 15% (66th out of 440 funds) over the 16-month life of the Fund. As noted above, however, the Portfolio may invest in companies in any capitalization range.

FIVE LARGEST SECTOR POSITIONS**
--------------------------------------------------------------------------------
By total net assets

[EDGAR REPRESENTATION OF BAR CHART]

Drugs                  8.1%
Insurance              7.0%
Financial Services     6.8%
Health Care Services   6.2%
Semiconductors         5.7%

** Sector positions are subject to change due to active management. Five largest sector positions accounted for 33.8% of the Portfolio's net assets.


* The S&P 500 Composite Index is a broad-based, unmanaged index commonly used as a measure of U.S. stock market performance.

+    It  is  not   possible  to  invest   directly  in  an  Index  or  a  Lipper
     classification. For the one-year period ended October 31, 2001, Class A shares of the Fund were ranked 88 out of 423.

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
M A N A G E M E N T   D I S C U S S I O N
================================================================================

When picking specific stocks, we find companies to invest in through a combination of resources. We use our internal research staff, we visit companies, and we use other stock screening tools as well. Our ideal investment candidates have a competitive advantage derived from a product that allows them to beat the competition and gain market share. We seek out businesses with recurring revenues, which reduces the risk of sales shortfalls. Patience is also required, as we wait to buy these companies at reasonable prices.

We also focus on approaching our investments from the perspective of a tax-paying shareholder. We try to maximize long-term, after-tax returns through intelligent portfolio turnover. This involves taking losses to establish a tax-loss carry-over that can be used to offset taxes on capital gains for up to eight years following the sale, and trying to minimize capital gains distributions and limit dividend income. This year, especially, market volatility provided us with many opportunities to actively utilize our tax-loss selling discipline. Our tax loss selling strategy facilitates the Fund's goal of being tax-efficient. In addition, we believe this strategy helps preserve shareholder value during periods of market decline.

Q: Would you give us an example of one of the Portfolio's successful stock picks?

A: A perfect example is Progressive Corp., the auto insurance company. This company has a clear competitive advantage through lower claims costs and superior customer service, which has allowed the company to offer insurance policies at prices 10%-15% below the competition. This advantage has allowed Progressive to grow earnings per share at 16% annually for the past decade in an industry that barely grows. We waited patiently for an opportunity to buy the stock at a price we thought was appropriate. Short-term operational mistakes caused Progressive to lose money in 2000 and the stock fell by 65%. The lowest valuation in 20 years convinced us to finally buy the stock. We were confident that the short-term problems could be fixed. The stock price has doubled in the past year.

Q:   Arieh, let's finish up with your outlook for the year ahead.

A: Most investors own a combination of stocks, bonds and money market accounts. I am convinced that now is an excellent time to tilt in favor of equities. Historically, the best time to invest in the stock market is after a bear market - we are at or near the end of the longest bear market since 1974. Corporate profits are depressed, and we are in a recession. Investors are also pessimistic and have placed record amounts of cash in money market accounts. Meanwhile, the Federal Reserve has cut interest rates 10 times in the past year to stimulate the economy, and Congress has also helped out by approving tax cuts. Historically, these circumstances have led to stock market appreciation in the following year.

     For investors, now may be an excellent time to participate in growth funds. As a rule, growth funds have tended to lag in bear markets due to their higher price-to-earnings ratios and higher risk levels. In bull markets, the situation generally reverses, and growth funds have tended to beat the stock market indexes.

     I believe that among growth funds, Eaton Vance Tax-Managed Capital Appreciation Fund is an excellent choice. We are building a long-term track record and strive on a daily basis to continue delivering good performance.

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
P E R F O R M A N C E
================================================================================

[EDGAR REPRESENTATION OF CHART]

Comparison of Change in Value of $10,000 investment in Eaton Vance Tax-Managed Capital Appreciation Fund, Class A vs. the S&P 500 Composite Index*

June 30, 2000 -- October 31, 2001

                               EATON VANCE
                 S&P 500       TAX-MANAGED     FUND, INCL.
                COMPOSITE      APPRECIATION      MAXIMUM
 DATE             INDEX        FUND, CLASS A   SALES CHARGE
-----------------------------------------------------------
6/30/00           10000            10000           10000
7/31/00            9844            10038           10650
8/31/00           10455            11140           11820
9/30/00            9903            10999           11670
10/31/00           9861            10688           11340
11/30/00           9084             9576           10160
12/31/00           9129             9981           10590
1/31/01            9452            10613           11260
2/28/01            8591             9180            9740
3/31/01            8047             8087            8580
4/30/01            8672             9161            9720
5/31/01            8730             9180            9740
6/30/01            8518             9538           10120
7/31/01            8434             9227            9790
8/31/01            7906             8794            9330
9/30/01            7275             7342            7790
10/31/01           7407             7898            8380


Performance**
Average Annual
Total Returns
(at net asset value)    Class A     Class B     Class C     Class D
--------------------------------------------------------------------------------
One Year                -26.10%     -26.64%     -26.55%      N.A.
Life of Fund+           -12.36%     -13.58%     -13.50%     -9.00

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                -30.34%     -30.31%     -27.29%       N.A.
Life of Fund+           -16.15%     -16.90%     -13.50%     -13.55

+ Inception Dates -- Class A: 6/30/00; Class B: 7/10/00; Class C: 7/10/00; Class D:3/13/01

*    Source: TowersData, Bethesda, MD. Investment operations commenced 6/30/00.

     The chart compares the Fund's total return with that of the S&P 500 Index, a broad-based, unmanaged index commonly used to measure U.S. stock market performance. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and in the S&P 500 Index. An investment in the Fund's Class B shares on 7/10/00 at net asset value would have had a value of $8,260 on October 31, 2001, $7,847 including the applicable 5% CDSC. An investment in the Fund's Class C shares on 7/10/00 at net asset value would have had a value of $8,270 on October 31, 2001. An investment in the Fund's Class D shares on 3/13/01 at net asset value would had a value of $9,100 on October 31, 2001, $8,645 including the applicable 5% CDSC. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC imposed in the first year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
P E R F O R M A N C E
================================================================================

AFTER-TAX PERFORMANCE
AS OF OCTOBER 31, 2001

The table below sets forth the Fund's pre-tax performance and after-tax performance. Two different after-tax performance numbers are shown for each time period.

"Return After Taxes on Distributions" takes into account the impact of federal income taxes on Fund dividends and capital gains distributions. These after-tax performance numbers are applicable to the Fund's continuing (i.e., non-redeeming) shareholders. "Return After Taxes on Distributions and Sale of Fund Shares" takes into account both taxes due on Fund distributions and taxes due upon a sale of Fund shares. These after-tax performance numbers apply to Fund shareholders who redeem shares at the end of the period.

Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

================================================================================
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED OCTOBER 31, 2001)

  RETURNS AT NET ASSET VALUE (NAV) (CLASS A)
--------------------------------------------------------------------------------
                                            One Year   Life of Fund
  Return Before Taxes                        -26.10%     -12.36%
  Return After Taxes on Distributions        -26.10%     -12.36%
  Return After Taxes on Distributions        -15.90%      -9.84%
  and Sale of Fund Shares

  RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS A)
--------------------------------------------------------------------------------
                                            One Year   Life of Fund
  Return Before Taxes                        -30.34%     -16.15%
  Return After Taxes on Distributions        -30.34%     -16.15%
  Return After Taxes on Distributions        -18.48%     -12.84%
  and Sale of Fund Shares
================================================================================


================================================================================
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED OCTOBER 31, 2001)

  RETURNS AT NET ASSET VALUE (NAV) (CLASS B)
--------------------------------------------------------------------------------
                                            One Year   Life of Fund
  Return Before Taxes                        -26.64%     -13.58%
  Return After Taxes on Distributions        -26.64%     -13.58%
  Return After Taxes on Distributions        -16.23%     -10.81%
  and Sale of Fund Shares

  RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS B)
--------------------------------------------------------------------------------
                                            One Year   Life of Fund
  Return Before Taxes                        -30.31%     -16.90%
  Return After Taxes on Distributions        -30.31%     -16.90%
  Return After Taxes on Distributions        -18.46%     -13.44%
  and Sale of Fund Shares
================================================================================


================================================================================
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIOD ENDED OCTOBER 31, 2001)

  RETURNS AT NET ASSET VALUE (NAV) (CLASS C)
--------------------------------------------------------------------------------
                                            One Year   Life of Fund
  Return Before Taxes                        -26.55%     -13.50%
  Return After Taxes on Distributions        -26.55%     -13.50%
  Return After Taxes on Distributions        -16.17%     -10.75%
  and Sale of Fund Shares

  RETURNS AT PUBLIC OFFERING PRICE (POP) (CLASS C)
--------------------------------------------------------------------------------
                                            One Year   Life of Fund
  Return Before Taxes                        -27.29%    -13.50%
  Return After Taxes on Distributions        -27.29%    -13.50%
  Return After Taxes on Distributions        -16.62%    -10.75%
  and Sale of Fund Shares
================================================================================

Class A commenced operations on 6/30/00. Class B and Class C commenced operations on 7/10/00. Returns for shares of Class D are omitted because they have been offered for less than a year. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Distributions and Sale of Fund shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance (both before and after taxes)is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================
STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investment in Capital Appreciation Portfolio, at value
   (identified cost, $26,963,580)                               $28,508,887
Receivable for Fund shares sold                                     283,271
Receivable from the Administrator                                   152,107
--------------------------------------------------------------------------------
TOTAL ASSETS                                                    $28,944,265
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable to affiliate for service fees                           $     5,702
Payable for Fund shares redeemed                                      3,025
Payable to affiliate for Trustees' fees                                  18
Accrued expenses                                                     22,656
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $    31,401
--------------------------------------------------------------------------------
NET ASSETS                                                      $28,912,864
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                 $33,020,858
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)                    (5,653,301)
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)                     1,545,307
--------------------------------------------------------------------------------
TOTAL                                                           $28,912,864
--------------------------------------------------------------------------------
Class A Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $10,637,346
SHARES OUTSTANDING                                                1,268,799
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of beneficial
   interest outstanding)                                        $      8.38
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $8.38)                             $      8.89
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $ 8,930,825
SHARES OUTSTANDING                                                1,081,471
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
   beneficial interest outstanding)                             $      8.26
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $ 8,669,503
SHARES OUTSTANDING                                                1,048,700
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (net assets
   DIVIDED BY shares of beneficial interest outstanding)        $      8.27
--------------------------------------------------------------------------------
Class D Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $   675,190
SHARES OUTSTANDING                                                   74,214
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                          $      9.10
--------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2001
Investment Income
--------------------------------------------------------------------------------
Interest allocated from Portfolio                               $    80,596
Dividends allocated from Portfolio (net of foreign taxes, $25)       26,812
Expenses allocated from Portfolio                                  (164,526)
--------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                              $   (57,118)
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Administration fee                                              $    22,787
Trustees' fees and expenses                                             123
Distribution and service fees
   Class A                                                           15,559
   Class B                                                           51,160
   Class C                                                           36,158
   Class D                                                            1,631
Registration fees                                                    81,505
Legal and accounting services                                        24,537
Transfer and dividend disbursing agent fees                          14,132
Printing and postage                                                 11,365
Custodian fee                                                         5,731
Miscellaneous                                                         2,498
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  $   267,186
--------------------------------------------------------------------------------
Deduct --
   Allocation of expenses to the Administrator                  $   152,107
--------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                        $   152,107
--------------------------------------------------------------------------------

NET EXPENSES                                                    $   115,079
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                             $  (172,197)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)              $(5,560,878)
   Securities sold short                                             10,037
--------------------------------------------------------------------------------
NET REALIZED LOSS                                               $(5,550,841)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                          $ 1,431,888
   Securities sold short                                              8,416
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $ 1,440,304
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                $(4,110,537)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                      $(4,282,734)
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        PERIOD ENDED
IN NET ASSETS                             OCTOBER 31, 2001  OCTOBER 31, 2000(1)
--------------------------------------------------------------------------------
From operations --
   Net investment loss                    $       (172,197)   $    (1,671)
   Net realized loss                            (5,550,841)      (102,460)
   Net change in unrealized
      appreciation (depreciation)                1,440,304        105,003
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     (4,282,734)   $       872
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $     12,749,227    $   670,266
      Class B                                   10,336,757        715,530
      Class C                                   10,425,818        387,570
      Class D                                      732,853             --
   Cost of shares redeemed
      Class A                                   (1,085,997)          (308)
      Class B                                     (611,551)            --
      Class C                                   (1,032,553)       (77,926)
      Class D                                      (14,970)            --
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $     31,499,584    $ 1,695,132
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     27,216,850    $ 1,696,004
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $      1,696,014    $        10
--------------------------------------------------------------------------------
AT END OF YEAR                            $     28,912,864    $ 1,696,014
--------------------------------------------------------------------------------

(1) For the period from the start of business, June 30, 2000, to October 31, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                         CLASS A
                                             ---------------------------------
                                                  YEAR ENDED OCTOBER 31,
                                             ---------------------------------
                                                2001(1)          2000(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of year            $11.340           $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                             $(0.065)          $(0.016)
Net realized and unrealized gain (loss)          (2.895)            1.356
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS             $(2.960)          $ 1.340
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                  $ 8.380           $11.340
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                  (26.10)%           13.40%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)         $10,637           $   674
Ratios (As a percentage of average daily
  net assets):
   Net expenses(4)                                 1.40%             1.48%(5)
   Net expenses after custodian fee reduction(4)   1.40%             1.40%(5)
   Net investment loss                            (0.69)%           (0.43)%(5)
Portfolio Turnover of the Portfolio                 324%               90%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                     2.40%            12.00%(5)
   Expenses after custodian fee reduction(4)       2.40%            11.92%(5)
   Net investment loss                            (1.69)%          (10.96)%(5)
Net investment loss per share                   $(0.159)          $(0.408)
--------------------------------------------------------------------------------

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2)  For the period  from the start of  business,  June 30,  2000 to October 31,
     2000.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                             CLASS B
                                               ---------------------------------
                                                    YEAR ENDED OCTOBER 31,
                                               ---------------------------------
                                                   2001(1)          2000(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of year               $11.260          $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                $(0.131)        $(0.027)
Net realized and unrealized gain (loss)             (2.869)          1.287
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                $(3.000)        $ 1.260
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                     $ 8.260         $11.260
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                     (26.64)%         12.60%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $ 8,931         $   714
Ratios (As a percentage of average daily
  net assets):
   Net expenses(4)                                    2.15%           2.23%(5)
   Net expenses after custodian fee reduction(4)      2.15%           2.15%(5)
   Net investment loss                               (1.43)%         (0.78)%(5)
Portfolio Turnover of the Portfolio                    324%             90%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                        3.15%           12.75%(5)
   Expenses after custodian fee reduction(4)          3.15%           12.67%(5)
   Net investment loss                               (2.43)%         (11.30)%(5)
Net investment loss per share                      $(0.223)         $(0.391)
--------------------------------------------------------------------------------

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2)  For the period  from the start of  business,  July 10,  2000 to October 31,
     2000.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                             CLASS C
                                               ---------------------------------
                                                     YEAR ENDED OCTOBER 31,
                                               ---------------------------------
                                                   2001(1)          2000(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of year               $11.260         $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                $(0.133)        $(0.025)
Net realized and unrealized gain (loss)             (2.857)          1.285
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                $(2.990)        $ 1.260
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                     $ 8.270         $11.260
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                     (26.55)%         12.60%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)            $ 8,670         $   308
Ratios (As a percentage of average daily
net assets):
   Net expenses(4)                                    2.15%           2.23%(5)
   Net expenses after custodian fee reduction(4)      2.15%           2.15%(5)
   Net investment loss                               (1.46)%         (0.72)%(5)
Portfolio Turnover of the Portfolio                    324%             90%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                        3.15%          12.75%(5)
   Expenses after custodian fee reduction(4)          3.15%          12.67%(5)
   Net investment loss                               (2.46)%        (11.24)%(5)
Net investment loss per share                      $(0.224)        $(0.390)
--------------------------------------------------------------------------------

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2)  For the period  from the start of  business,  July 10,  2000 to October 31,
     2000.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                               CLASS D
                                                  ------------------------------
                                                             PERIOD ENDED
                                                        OCTOBER 31, 2001(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of year                            $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                             $(0.098)
Net realized and unrealized loss                                 (0.802)
--------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                      $(0.900)
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $ 9.100
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                                   (9.00)%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                         $   675
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 2.15%(5)
   Net expenses after custodian fee reduction(4)                   2.15%(5)
   Net investment loss                                            (1.58)%(5)
Portfolio Turnover of the Portfolio                                 324%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and net investment loss per share would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                     3.15%(5)
   Expenses after custodian fee reduction(4)                       3.15%(5)
   Net investment loss                                            (2.58)%(5)
Net investment loss per share                                   $(0.160)
--------------------------------------------------------------------------------

(1)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.
(2)  For the period  from the start of  business,  March 13, 2001 to October 31,
     2001.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================
1    Significant Accounting Policies
-------------------------------------------
     Eaton Vance Tax-Managed Capital Appreciation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sale charge (see Note
     6). Class B and Class D shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Capital Appreciation Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (82.9% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $4,765,996 which will reduce taxable income arising from future net realized gains, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008 ($68,680) and October 31, 2009 ($4,697,316).

     D Other -- Investment transactions are accounted for on a trade-date basis.

     E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2    Distributions to Shareholders
-------------------------------------------
     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution of all or substantially all of its net realized capital gains. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gain on investments. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

3    Shares of Beneficial Interest
-------------------------------------------
     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                   YEAR ENDED OCTOBER 31,
                                              ---------------------------------
    CLASS A                                          2001            2000(1)
    ---------------------------------------------------------------------------
    Sales                                            1,331,985        59,470
    Redemptions                                       (122,629)          (28)
    ---------------------------------------------------------------------------
    NET INCREASE                                     1,209,356        59,442
    ---------------------------------------------------------------------------

                                                   YEAR ENDED OCTOBER 31,
                                              ---------------------------------
    CLASS B                                          2001            2000(2)
    ---------------------------------------------------------------------------
    Sales                                            1,086,521        63,451
    Redemptions                                        (68,501)           --
    ---------------------------------------------------------------------------
    NET INCREASE                                     1,018,020        63,451
    ---------------------------------------------------------------------------

                                                   YEAR ENDED OCTOBER 31,
                                              ---------------------------------
    CLASS C                                          2001            2000(2)
    ---------------------------------------------------------------------------
    Sales                                            1,137,096        34,114
    Redemptions                                       (115,716)       (6,794)
    ---------------------------------------------------------------------------
    NET INCREASE                                     1,021,380        27,320
    ---------------------------------------------------------------------------

                                                 PERIOD ENDED
    CLASS D                                   OCTOBER 31, 2001(3)
    ---------------------------------------------------------------------------
    Sales                                               75,640
    Redemptions                                         (1,426)
    ---------------------------------------------------------------------------
    NET INCREASE                                        74,214
    ---------------------------------------------------------------------------

     (1)  From the start of business, June 30, 2000, to October 31, 2000.
     (2)  From the start of business, July 10, 2000, to October 31, 2000.
     (3)  From the start of business, March 13, 2001, to October 31, 2001.

4    Transactions with Affiliates
-------------------------------------------
     The administration fee is earned by Eaton Vance Management (EVM) (the Administrator) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the year ended October 31, 2001, the administration fee amounted to $22,787. To reduce the net investment loss of the Fund, the Administrator was allocated $152,107 of the Fund's operating expenses. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $39,093 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2001. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5    Distribution and Service Plans
-------------------------------------------
     The Fund has in  effect  distribution  plans  for  Class B shares  (Class B
     Plan), Class C shares (Class C Plan), and Class D shares (Class D Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B, Class C and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $38,370, $27,119, and $1,227 for Class B, Class C and Class D shares, respectively, to or payable to EVD for the year ended October 31, 2001, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At October 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $520,000, $452,000, and $48,000 for Class B, Class C and Class D shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     Fund's average daily net assets attributable to Class A, Class B, Class C and Class D shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distributions fees payable by the Fund to EVD and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2001 amounted to $15,559, $12,790, $9,039 and $404 for Class A,
     Class B, Class C and Class D shares, respectively.

6    Contingent Deferred Sales Charge
-------------------------------------------
     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B, Class C and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C and Class D Plans, respectively (see Note 5). CDSC charges received on Class B, Class C and Class D redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $8,000, $400 and $600 of CDSC paid by shareholders for Class B shares, Class C shares and Class D shares, respectively for the year ended October 31, 2001.

7    Investment Transactions
-------------------------------------------
     Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2001, aggregated $34,001,523 and $2,971,441, respectively.

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE MUTUAL FUNDS TRUST:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Capital Appreciation Fund (the Fund) (one of the series of Eaton Vance Mutual Funds Trust) as of October 31, 2001 and the related statement of operations, the statements of changes in net assets and the financial highlights for the year ended October 31, 2001 and for the period from commencement of investment operations, June 29, 2000 to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Capital Appreciation Fund at October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS
================================================================================
COMMON STOCKS -- 78.9%

SECURITY                                        SHARES           VALUE
--------------------------------------------------------------------------------
Aerospace and Defense -- 0.4%
--------------------------------------------------------------------------------
Alliant Techsystems, Inc.(1)                    1,600      $   139,616
--------------------------------------------------------------------------------
                                                           $   139,616
--------------------------------------------------------------------------------
Business Services -- 0.5%
--------------------------------------------------------------------------------
H&R Block, Inc.                                 4,840      $   164,947
--------------------------------------------------------------------------------
                                                           $   164,947
--------------------------------------------------------------------------------
Business Services - Miscellaneous -- 2.3%
--------------------------------------------------------------------------------
Hotel Reservations Network, Inc.(1)            25,750      $   797,220
--------------------------------------------------------------------------------
                                                           $   797,220
--------------------------------------------------------------------------------
Coal -- 2.0%
--------------------------------------------------------------------------------
Arch Coal, Inc.                                32,000      $   705,600
--------------------------------------------------------------------------------
                                                           $   705,600
--------------------------------------------------------------------------------
Communications Equipment -- 0.3%
--------------------------------------------------------------------------------
Centillium Communications, Inc.(1)             16,500      $    93,060
--------------------------------------------------------------------------------
                                                           $    93,060
--------------------------------------------------------------------------------
Communications Services -- 2.1%
--------------------------------------------------------------------------------
WebEx Communications, Inc.(1)                  23,200      $   714,560
--------------------------------------------------------------------------------
                                                           $   714,560
--------------------------------------------------------------------------------
Computer Services -- 1.0%
--------------------------------------------------------------------------------
TALX Corp.                                     19,870      $   337,790
--------------------------------------------------------------------------------
                                                           $   337,790
--------------------------------------------------------------------------------
Computer Software -- 2.4%
--------------------------------------------------------------------------------
Centra Software, Inc.(1)                       35,000      $   184,450
Check Point Software Technologies Ltd.(1)      20,000          590,400
Compuware Corp.(1)                              5,400           55,512
Maconomy A/S(1)                                 1,000            1,875
--------------------------------------------------------------------------------
                                                           $   832,237
--------------------------------------------------------------------------------
Computers and Business Equipment -- 0.5%
--------------------------------------------------------------------------------
Redback Networks, Inc.(1)                      44,000      $   176,440
--------------------------------------------------------------------------------
                                                           $   176,440
--------------------------------------------------------------------------------

SECURITY                                        SHARES           VALUE
--------------------------------------------------------------------------------
Drug Distribution -- 2.3%
--------------------------------------------------------------------------------
AmerisourceBergen Corp.(1)                     12,702      $   807,339
--------------------------------------------------------------------------------
                                                           $   807,339
--------------------------------------------------------------------------------
Drugs -- 8.1%
--------------------------------------------------------------------------------
Andrx Group(1)                                 14,250      $   925,252
Biovail Corp.(1)                               30,670        1,449,464
Taro Pharmaceutical Industries Ltd.(1)          4,900          206,290
Vertex Pharmaceuticals, Inc.(1)                 8,000          196,000
--------------------------------------------------------------------------------
                                                           $ 2,777,006
--------------------------------------------------------------------------------
Electronic Manufacturing Services -- 4.4%
--------------------------------------------------------------------------------
Celestica, Inc.(1)                             22,200      $   761,904
Flextronics International Ltd.(1)              20,500          407,950
Sanmina Corp.(1)                               23,000          348,220
--------------------------------------------------------------------------------
                                                           $ 1,518,074
--------------------------------------------------------------------------------
Energy Services -- 1.3%
--------------------------------------------------------------------------------
AES Corp.(1)                                   33,500      $   463,975
--------------------------------------------------------------------------------
                                                           $   463,975
--------------------------------------------------------------------------------
Engineering and Construction -- 0.2%
--------------------------------------------------------------------------------
Shaw Group, Inc.(1)                             2,500      $    68,750
--------------------------------------------------------------------------------
                                                           $    68,750
--------------------------------------------------------------------------------
Entertainment -- 4.3%
--------------------------------------------------------------------------------
Hollywood Entertainment Corp.(1)               92,400      $ 1,486,716
--------------------------------------------------------------------------------
                                                           $ 1,486,716
--------------------------------------------------------------------------------
Financial Services -- 6.8%
--------------------------------------------------------------------------------
Bank of America Corp.                           2,750      $   162,222
Capital One Financial Corp.                    19,300          797,283
Federal National Mortgage Association           7,000          566,720
MBIA, Inc.                                      6,000          276,360
MBNA Corp.                                     19,500          538,395
--------------------------------------------------------------------------------
                                                           $ 2,340,980
--------------------------------------------------------------------------------
Food and Beverages -- 0.9%
--------------------------------------------------------------------------------
Starbucks Corp.(1)                              9,500      $   162,640

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                        SHARES           VALUE
--------------------------------------------------------------------------------
Food and Beverages (continued)
--------------------------------------------------------------------------------
Suiza Foods Corp.(1)                            2,500      $   147,425
--------------------------------------------------------------------------------
                                                           $   310,065
--------------------------------------------------------------------------------
Foods -- 0.8%
--------------------------------------------------------------------------------
Flowers Foods, Inc.(1)                          7,000      $   290,500
--------------------------------------------------------------------------------
                                                           $   290,500
--------------------------------------------------------------------------------
Health Care Services -- 6.2%
--------------------------------------------------------------------------------
Davita, Inc.(1)                                    50      $       910
MIM Corp.(1)                                   85,460        1,050,303
PacifiCare Health Systems, Inc.(1)             65,800        1,089,648
--------------------------------------------------------------------------------
                                                           $ 2,140,861
--------------------------------------------------------------------------------
Healthcare Products -- 0.5%
--------------------------------------------------------------------------------
NBTY, Inc.(1)                                  20,000      $   170,600
--------------------------------------------------------------------------------
                                                           $   170,600
--------------------------------------------------------------------------------
Insurance -- 7.0%
--------------------------------------------------------------------------------
ACE Ltd.                                       12,000      $   423,000
Anthem, Inc.(1)                                 4,400          184,272
Chubb Corp.                                     4,000          273,200
MGIC Investment Corp.                             540           27,940
PartnerRe Ltd.                                  5,000          232,500
Progressive Corp.                               8,100        1,123,551
Radian Group, Inc.                              3,960          134,125
--------------------------------------------------------------------------------
                                                           $ 2,398,588
--------------------------------------------------------------------------------
Internet Services -- 1.6%
--------------------------------------------------------------------------------
Alloy Online, Inc.(1)                           9,900      $   132,165
Cybear Group(1)                                    22               15
VeriSign, Inc.(1)                              10,500          406,455
--------------------------------------------------------------------------------
                                                           $   538,635
--------------------------------------------------------------------------------
Investment Services -- 5.0%
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                       4,200      $   328,272
Knight Trading Group, Inc.(1)                  64,000          629,120
Labranche and Co., Inc.(1)                      5,000          144,450
Lehman Brothers Holdings, Inc.                  5,000          312,300

SECURITY                                        SHARES           VALUE
--------------------------------------------------------------------------------
Investment Services (continued)
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       6,800      $   297,228
--------------------------------------------------------------------------------
                                                           $ 1,711,370
--------------------------------------------------------------------------------
Leisure and Tourism -- 0.5%
--------------------------------------------------------------------------------
P and O Princess Cruises PLC-ADR               12,000      $   171,600
--------------------------------------------------------------------------------
                                                           $   171,600
--------------------------------------------------------------------------------
Manufactured Housing -- 0.5%
--------------------------------------------------------------------------------
Fleetwood Enterprises, Inc.                    17,060      $   170,941
--------------------------------------------------------------------------------
                                                           $   170,941
--------------------------------------------------------------------------------
Medical Products -- 0.9%
--------------------------------------------------------------------------------
Lumenis Ltd.(1)                                 8,000      $   159,200
Med - Design Corporation (The)(1)               7,000          140,350
--------------------------------------------------------------------------------
                                                           $   299,550
--------------------------------------------------------------------------------
Metals -- 0.4%
--------------------------------------------------------------------------------
Titanium Metals Corporation(1)                 41,500      $   130,725
--------------------------------------------------------------------------------
                                                           $   130,725
--------------------------------------------------------------------------------
Networking Hardware -- 1.4%
--------------------------------------------------------------------------------
Enterasys Networks, Inc.(1)                    38,800      $   308,848
McDATA Corp.(1)                                11,000          172,370
--------------------------------------------------------------------------------
                                                           $   481,218
--------------------------------------------------------------------------------
Retail - Apparel -- 1.3%
--------------------------------------------------------------------------------
Gymboree Corp. (The)(1)                        50,800      $   439,420
--------------------------------------------------------------------------------
                                                           $   439,420
--------------------------------------------------------------------------------
Semiconductor Equipment -- 2.2%
--------------------------------------------------------------------------------
ASM International NV(1)                        19,300      $   307,063
FEI Company(1)                                     10              270
LTX Corp.(1)                                   24,725          406,974
Therma-Wave, Inc.(1)                            3,000           36,510
--------------------------------------------------------------------------------
                                                           $   750,817
--------------------------------------------------------------------------------
Semiconductors -- 5.7%
--------------------------------------------------------------------------------
Elantec Semiconductor, Inc.(1)                 11,200      $   366,128
Integrated Device Technology, Inc.(1)          28,862          803,807

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                        SHARES           VALUE
--------------------------------------------------------------------------------
Semiconductors (continued)
--------------------------------------------------------------------------------
Micrel, Inc.(1)                                     5      $       126
Power Integrations, Inc.(1)                     6,800          156,468
SIPEX Corp.(1)                                 74,000          636,400
--------------------------------------------------------------------------------
                                                           $ 1,962,929
--------------------------------------------------------------------------------
Specialty Chemicals and Materials -- 0.8%
--------------------------------------------------------------------------------
International Flavors & Fragrances, Inc.       10,000      $   285,100
--------------------------------------------------------------------------------
                                                           $   285,100
--------------------------------------------------------------------------------
Telecommunications - Services -- 0.7%
--------------------------------------------------------------------------------
IDT Corp.(1)                                   15,000      $   165,750
Lexent, Inc.(1)                                13,400           67,804
--------------------------------------------------------------------------------
                                                           $   233,554
--------------------------------------------------------------------------------
Wireless Communications -- 3.6%
--------------------------------------------------------------------------------
AT&T Wireless Services, Inc.(1)                18,000      $   259,920
Sprint Corp. (PCS Group)(1)                    28,000          624,400
Western Wireless Corp., Class A(1)             12,000          350,040
--------------------------------------------------------------------------------
                                                           $ 1,234,360
--------------------------------------------------------------------------------
Total Common Stocks
   (identified cost $25,181,106)                           $27,145,143
--------------------------------------------------------------------------------

U.S. GOVERNMENT OBLIGATIONS -- 21.9%
                                              PRINCIPAL
                                               AMOUNT
SECURITY                                   (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
FHLMC Discount Note, 2.48%, 11/1/01           $ 7,515      $ 7,515,000
--------------------------------------------------------------------------------
Total U.S. Government Obligations
   (identified cost, $7,515,000)                           $ 7,515,000
--------------------------------------------------------------------------------
Total Investments -- 100.8%
   (identified cost $32,696,106)                           $34,660,143
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.8)%                   $  (268,453)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                       $34,391,690
--------------------------------------------------------------------------------

(1)  Non-income producing security.

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost, $32,696,106)             $34,660,143
Cash                                                                   1,302
Receivable for investments sold                                      963,083
Dividends receivable                                                   7,134
Prepaid expenses                                                         194
--------------------------------------------------------------------------------
TOTAL ASSETS                                                     $35,631,856
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                                $ 1,221,835
Payable to affiliate for Trustees' fees                                   18
Accrued expenses                                                      18,313
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                $ 1,240,166
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO        $34,391,690
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $32,427,653
Net unrealized appreciation (computed on the basis of
  identified cost)                                                 1,964,037
--------------------------------------------------------------------------------
TOTAL                                                            $34,391,690
--------------------------------------------------------------------------------


STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2001
Investment Income
--------------------------------------------------------------------------------
Interest                                                         $   108,083
Dividends (net of foreign taxes, $31)                                 34,839
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          $   142,922
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                           $   125,344
Trustees' fees and expenses                                              123
Custodian fee                                                         42,444
Legal and accounting services                                         41,375
Miscellaneous                                                          2,570
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                   $   211,856
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                              $   (68,934)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)               $(6,954,463)
   Securities sold short                                              18,211
--------------------------------------------------------------------------------
NET REALIZED LOSS                                                $(6,936,252)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                           $ 1,534,111
   Securities sold short                                              20,529
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             $ 1,554,640
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                 $(5,381,612)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                       $(5,450,546)
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED        PERIOD ENDED
IN NET ASSETS                             OCTOBER 31, 2001  OCTOBER 31, 2000(1)
--------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (68,934)   $    (1,959)
   Net realized loss                            (6,936,252)      (151,565)
   Net change in unrealized
      appreciation (depreciation)                1,554,640        409,397
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $     (5,450,546)   $   255,873
--------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $     39,473,298    $ 3,762,059
   Withdrawals                                  (3,643,372)      (105,632)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $     35,829,926    $ 3,656,427
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $     30,379,380    $ 3,912,300
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $      4,012,310    $   100,010
--------------------------------------------------------------------------------
AT END OF YEAR                            $     34,391,690    $ 4,012,310
--------------------------------------------------------------------------------

(1) For the period from the commencement of investment operations, June 29, 2000, to October 31, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

SUPPLEMENTARY DATA

                                                      YEAR ENDED OCTOBER 31,
                                                     -----------------------
                                                        2001        2000(1)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
   Expenses                                             1.09%        1.36%(2)
   Expenses after custodian fee reduction               1.09%        1.28%(2)
   Net investment loss                                 (0.36)%      (0.21)%(2)
Portfolio Turnover                                       324%          90%
--------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)              $34,392       $4,012
--------------------------------------------------------------------------------

(1) For the period from the commencement of investment operations, June 29, 2000 to October 31, 2000.
(2)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================
1    Significant Accounting Policies
-------------------------------------------
     Capital Appreciation Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 28, 2000, seeks to achieve long-term, after-tax returns by investing in a diversified portfolio of equity securities. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the last bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

     C Income Taxes -- The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

     E Securities Sold Short -- The Portfolio may sell securities it does not own in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make the delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers in the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

     F Other -- Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are computed based on the specific identification of securities sold.

     G Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

2    Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
     The  investment  adviser fee is earned by Boston  Management  and  Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.65% annually of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the year ended October 31, 2001, the advisory fee amounted to $125,344. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2001, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    Investment Transactions
-------------------------------------------
     Purchases and sales of investments, other than short-term obligations, aggregated $83,555,048 and $54,504,353, respectively, for the year ended October 31, 2001.

4    Federal Income Tax Basis of Investments
-------------------------------------------
     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2001 as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $33,653,408
    -----------------------------------------------------
    Gross unrealized appreciation             $ 1,925,417
    Gross unrealized depreciation                (918,682)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 1,006,735
    -----------------------------------------------------

5    Line of Credit
-------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2001.

6    Financial Instruments
-------------------------------------------
     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At October 31, 2001 there were no outstanding obligations under these financial instruments.

CAPITAL APPRECIATION PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND INVESTORS OF CAPITAL APPRECIATION PORTFOLIO:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Appreciation Portfolio (the Portfolio) as of October 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and for the period from start of business, June 29, 2000 to October 31, 2000, and the supplementary data for the year then ended, and for the period from start of business June 29, 2000 to October 31, 2000. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Capital Appreciation Portfolio at October 31, 2001, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND AS OF OCTOBER 31, 2001
================================================================================
INVESTMENT MANAGEMENT
================================================================================

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND

OFFICERS                              TRUSTEES

James B. Hawkes                       Jessica M. Bibliowicz
President and Trustee                 President and Chief Executive Officer,
                                      National Financial Partners
William H. Ahern, Jr.
Vice President                        Donald R. Dwight
                                      President, Dwight Partners, Inc.
Thomas J. Fetter
Vice President                        Samuel L. Hayes, III
                                      Jacob H. Schiff Professor of Investment
Armin J. Lang                         Banking Emeritus, Harvard University
Vice President                        Graduate School of Business Administration

Michael R. Mach                       Norton H. Reamer
Vice President                        Chairman and Chief Operating Officer
                                      Hellman, Jordan Management Co., Inc.
Robert B. MacIntosh                   President, Jordan Simmons Capital LLC
Vice President                        and Unicorn Corporation

Walter A. Row, III
Vice President

Edward E. Smiley, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


CAPITAL APPRECIATION PORTFOLIO

OFFICERS                              TRUSTEES

James B. Hawkes                       Jessica M. Bibliowicz
President and Trustee                 President and Chief Executive Officer,
                                      National Financial Partners
Arieh Coll
Vice President and                    Donald R. Dwight
Portfolio Manager                     President, Dwight Partners, Inc.

James L. O'Connor                     Samuel L. Hayes, III
Treasurer                             Jacob H. Schiff Professor of Investment
                                      Banking Emeritus, Harvard University
Alan R. Dynner                        Graduate School of Business Administration
Secretary
                                      Norton H. Reamer
                                      Chairman and Chief Operating Officer,
                                      Hellman, Jordan Management Co., Inc.
                                      President, Jordan Simmons Capital LLC
                                      and Unicorn Corporation

                                      Lynn A. Stout
                                      Professor of Law,
                                      UCLA School of Law

                                      Jack L. Treynor
                                      Investment Adviser and Consultant

INVESTMENT ADVISER OF CAPITAL APPRECIATION PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & Trust Company
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

--------------------------------------------------------------------------------
                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                          EATON VANCE DISTRIBUTORS,INC.

                                 --------------
                                 PRIVACY NOTICE
                                 --------------

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call:1-800-262-1122

--------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED CAPITAL APPRECIATION FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

824-12/01                                                               TMCAPSRC

[EATON VANCE LOGO]




                                                                 [1040 TAX FORM]




Annual Report October 31, 2001

                                   EATON VANCE
                                   TAX-MANAGED
[NYSE FLAG]                         EMERGING
                                     GROWTH
                                      FUND
                                       1.2





[ADDING MACHINE TAPE AND 1099 TAX FORM]

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
L E T T E R   T O   S H A R E H O L D E R S
================================================================================

[PHOTO OF JAMES B.    In  the  period  from  inception  on  March  1, 2001 until
HAWKES]               October 31,  2001, Eaton Vance Tax-Managed Emerging Growth
                      Fund   1.2,  Class   A  shares,  had  a  total  return  of
                      -19.90%. (1)  That  return was the result of a decrease in
James B. Hawkes       net  asset  value  per share (NAV) from $10.00 on March 1,
President             2001  to  $8.01 on  October 31, 2001. Class B shares had a total  return  of  -20.30% for the same period, the result of a decrease in NAV from $10.00 to $7.97.(1) Class C shares had a total return of -20.20% for the same period, the result of a decrease in NAV from $10.00 to $7.98.(1) Class D shares had a total return of -20.20% for the same period, the result of a decrease in NAV from $10.00 to $7.98.(1) In the period from the commencement of offering Class I shares on April 12, 2001 until October 31, 2001, Class I shares had a total return of -8.60%, the result of a decrease in NAV from $10.00 to $9.14.(1)

By comparison, the S&P SmallCap 600 Index -- a widely recognized, unmanaged index of small-capitalization stocks -- had a total return of -5.05% for the period from March 1, 2001 to October 31, 2001.(2)

A SLOWING ECONOMY WAS DEALT A FURTHER BLOW BY THE EVENTS OF SEPTEMBER 11TH...

The fiscal year witnessed a significant slowing of the economy, characterized by deteriorating corporate profits, job layoffs and sharply lower capital spending. Against this discouraging backdrop, the equity markets moved dramatically lower through much of the year. The tragic events of September 11th proved to be the final impetus for the downward trend: Consumer spending declined sharply and the U.S. economy edged closer to recession in the third quarter, as Gross Domestic Product contracted at its fastest rate in more than a decade. In an effort to boost the economy, the Federal Reserve began an aggressive series of rate cuts. From January through early November, the Fed cuts its Federal Funds rate a total of 450 basis points (4.50%).

Encouragingly, even as the economy continues to struggle in the fourth quarter, the markets appeared to gain some traction in October. Investors, however, have become much more selective, focusing increasingly on sound fundamentals and reasonable valuations. In that climate, overbought telecom and technology stocks have lost favor with investors, while undervalued companies with good earnings visibility have returned to the spotlight.

As troubling as the recent past has been, we remain optimistic about our economic future and opportunities in the equity markets. In the following pages, portfolio manager Jack Smiley discusses the past year and provides his insights on the market in the year ahead.

                                Sincerely,

                                /s/ James B. Hawkes

                                James B. Hawkes
                                President
                                December 5, 2001

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF OCTOBER 31, 2001

PERFORMANCE(3)         CLASS A     CLASS B     CLASS C     CLASS D     CLASS I
--------------------------------------------------------------------------------
Average Annual
Total Returns
(at net asset value)
--------------------------------------------------------------------------------
Life of Fund+          -19.90%     -20.30%     -20.20%     -20.20%      -8.60%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
Life of Fund+          -24.50%     -24.28%     -21.00%     -24.19%      -8.60%

+ Inception Dates -- Class A: 3/1/01; Class B: 3/1/01; Class C: 3/1/01; Class D:
3/1/01; Class I: 4/12/01

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C, and Class D shares. Class I has no sales charge.

(2)  It is not possible to invest directly in an Index.

(3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
M A N A G E M E N T   D I S C U S S I O N
================================================================================

AN INTERVIEW WITH EDWARD E. (JACK) SMILEY,
VICE PRESIDENT AND PORTFOLIO MANAGER OF TAX-MANAGED
EMERGING GROWTH PORTFOLIO

                                                   [PHOTO OF JACK SMILEY]

Q:   JACK, LET'S START WITH AN
     OVERVIEW OF THE FUND'S
     PERFORMANCE OVER THE                          Edward E. (Jack) Smiley, CFA
     PAST YEAR.                                    Portfolio Manager

A: Despite our best efforts, we were disappointed in the Fund's performance over the period from March 1, 2001 to October 31, 2001. We had expected a choppy market environment, but we did not expect the pronounced weakness that the market experienced.

     Several factors contributed to this weakness. Last year, we had mentioned reduced expectations for some technology companies, but we did not correctly estimate the depth of decline of telecommunications spending, which had a ripple effect on a lot of our stocks, specifically semiconductors. Interestingly, we had done well versus our benchmark, the S&P SmallCap 600 Index,* the previous two years, and the main reason for underperformance this year was that we held more software and semiconductor stocks than the benchmark did. This hurt our performance quite a bit, despite having helped the previous two years.

Q: HOW DID SOME OF THE OTHER SECTORS OWNED BY THE PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT?

A: The strengths over the last 12 months were very similar to those of the previous year. Education stocks did very well once again for the Portfolio -- stocks such as our biggest holding at October 31, 2001, Apollo Group, and Career Education Corp. had strong positive returns. Both of those stocks were up by more than 30% over the last 12 months. Several of the energy stocks, including XTO Energy and Newfield Exploration, showed us good relative performance. Specialty retailing was another sector that did very well for the Portfolio, including such stocks as 99 Cents Only Stores, Whole Foods Markets, Hot Topic, Coach, and Duane Reade, which all had positive returns


FIVE LARGEST SECTOR POSITIONS+
--------------------------------------------------------------------------------
By total net assets

Oil & Gas -- Exploration and Production     7.2%
Electronics -- Semiconductor Manufacturing  6.8%
Medical Products                            6.1%
Medical -- Biomed/Genetics                  6.1%
Commercial Services -- Schools              5.6%

+    Sector Positions subject to change due to active management.

TEN LARGEST EQUITY HOLDINGS++
--------------------------------------------------------------------------------
By total net assets

Apollo Group, Inc.                  2.4%
XTO Energy, Inc.                    2.0
Millipore Corp.                     1.9
Entercom Communications Corp.       1.8
United Stationers                   1.8
Resmed, Inc.                        1.7
Province Healthcare Co.             1.7
Maxim Integrated Products, Inc.     1.7
Tekelec                             1.6
Louis Dreyfus Natural Gas           1.6

* The S&P SmallCap 600 Index is a broad-based, unmanaged market index of 600 small capitalization stocks. It is not possible to invest directly in an Index.

++ Ten largest holdings accounted for 18.2% of the Portfolio's net assets. Holdings are subject to change.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
M A N A G E M E N T   D I S C U S S I O N
================================================================================

     For the past year and strong relative performance. Finally, healthcare performed well to some extent, with Thoratec and Haemonetics in particular having a positive affect on our performance.

     The weakest areas of the Porfolio, as I mentioned, were primarily in the areas of semiconductors and software. Many of these names, fortunately, are stocks that we still believe in and hold in the Portfolio, such as Retek, Manhattan Associates, Serena Software, Embarcadero Technologies, and
     Netegrity in the software sector. In the semiconductor area, the communications stocks were weak: Vitesse, Applied Micro Circuits, Elantec, and Exar - all were hurt by the slowdown in communications. But we felt that the stocks had good recovery potential, and we continue to think that they should do well over the next several years.

Q: JACK, HOW DID THE FUND'S TAX-MANAGEMENT STRATEGY COME INTO PLAY DURING THIS DOWN MARKET?

A: From a tax-management standpoint, the Fund is in excellent shape. We will not pay out any capital gains this year. We ended the year with a tax-loss carry-forward of $1.5 million. What this means is that we can take gains up to that amount periodically over the next few years and not have any concerns about a taxable event for our shareholders.

Q: WHAT IS THE CURRENT FORECAST FOR THE MARKETS AND FOR THE PORTFOLIO, IN YOUR VIEW?

A: This year, we have had the double-whammy of the recessionary economy, plus the terrorist attacks. The market has had a very nice recovery since the lows of September 2001; we've seen a strong come-back in stock prices. We will proceed with caution, however, until the overall economy starts to grow again. We anticipate that this should occur in mid-2002. Of course, the terrorism issue is a wildcard that could cause periodic sell-offs in the market, and conversely, could spur some rallies on good news. But overall, it is an added unknown for the market.

     We do anticipate that, generally speaking, the markets could see positive returns in the next year. However, these will be more moderate returns than we saw in the 1990s. If the market closes December 2001 in a downturn, it would be the second year in a row that the market closed the year in negative territory. Historically, however, the market has posted a positive return in the third year following two consecutive declining years. As for the Portfolio specifically, we continue to see good earnings growth out of many of the companies whose stocks we hold. And for the stocks in areas that have been depressed, especially in semiconductors, we believe that their order rates are beginning to bottom and that we should start to see some pick-up in the middle of 2002.

     We also think that energy stocks have pulled back, too, as oil prices have declined, and that could offer some good opportunities in the next year.

     The Portfolio remains well diversified in its holdings, which can help reduce the impact of any potential market volatility. In our research efforts, we will continue to look for emerging growth companies that we feel present a good opportunity for long-term, after-tax returns for our shareholders.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
P E R F O R M A N C E
================================================================================

[EDGAR REPRESENTATION OF CHARTS]

          TAX-MANAGED EMERGING GROWTH FUND 1.2--CLASS A
                        Inception: 3/2/01

    -------------------------------------------------------
                    FUND            FUND              S&P
                   VALUE AT       VALUE WITH          600
      DATE           NAV         SALES CHARGE        INDEX
    -------------------------------------------------------
     3/31/01        10000           10000            10000
     4/30/01        11503           10839            10762
     5/31/01        11642           10970            10968
     6/30/01        11734           11057            11370
     7/31/01        10925           10294            11180
     8/31/01        10139            9553            10924
     9/30/01         8358            7876             9447
    10/31/01         9260            8725             9958


          TAX-MANAGED EMERGING GROWTH FUND 1.2--CLASS B
                        Inception: 3/2/01

    -------------------------------------------------------
                    FUND            FUND              S&P
                   VALUE AT       VALUE WITH          600
      DATE           NAV         SALES CHARGE        INDEX
    -------------------------------------------------------
     3/31/01       10,000          10,000           10,000
     4/30/01       11,541          11,541           10,762
     5/31/01       11,669          11,669           10,968
     6/30/01       11,750          11,750           11,370
     7/31/01       10,927          10,927           11,180
     8/31/01       10,127          10,127           10,924
     9/30/01        8,355           8,355            9,447
    10/31/01        9,235           9,235            9,958
                  Less 5%             462
    10/31/01                        8,773


          TAX-MANAGED EMERGING GROWTH FUND 1.2--CLASS C
                        Inception: 3/2/01

    -------------------------------------------------------
                    FUND            FUND              S&P
                   VALUE AT       VALUE WITH          600
      DATE           NAV         SALES CHARGE        INDEX
    -------------------------------------------------------
     3/31/01       10,000          10,000           10,000
     4/30/01       11,555          11,555           10,762
     5/31/01       11,682          11,682           10,968
     6/30/01       11,763          11,763           11,370
     7/31/01       10,940          10,940           11,180
     8/31/01       10,139          10,139           10,924
     9/30/01        8,364           8,364            9,447
    10/31/01        9,258           9,258            9,958
                  Less 1%              93
    10/31/01                        9,165


          TAX-MANAGED EMERGING GROWTH FUND 1.2--CLASS D
                        Inception: 3/2/01

    -------------------------------------------------------
                    FUND            FUND              S&P
                   VALUE AT       VALUE WITH          600
      DATE           NAV         SALES CHARGE        INDEX
    -------------------------------------------------------
     3/31/01       10,000          10,000           10,000
     4/30/01       11,555          11,555           10,762
     5/31/01       11,682          11,682           10,968
     6/30/01       11,763          11,763           11,370
     7/31/01       10,951          10,951           11,180
     8/31/01       10,139          10,139           10,924
     9/30/01        8,364           8,364            9,447
    10/31/01        9,258           9,258            9,958
                  Less 5%             463
    10/31/01                        8,795

PERFORMANCE**          CLASS A     CLASS B     CLASS C     CLASS D     CLASS I
--------------------------------------------------------------------------------
Average Annual
Total Returns
(at net asset value)
--------------------------------------------------------------------------------
Life of Fund+          -19.90%     -20.30%     -20.20%     -20.20%      -8.60%
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
Life of Fund+          -24.50%     -24.28%     -21.00%     -24.19%      -8.60%

+Inception Dates -- Class A: 3/1/01;  Class B: 3/1/01; Class C: 3/1/01; Class D:
3/1/01; Class I: 4/12/01

* Source: TowersData, Bethesda, MD. Investment operations commenced 3/1/01. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small capitalization stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and in the S&P 600 Index. An investment in the Fund's Class I shares on 4/12/01 at net asset value would be valued at $9,140 on October 31, 2001. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investment in Tax-Managed Emerging Growth Portfolio, at value
   (identified cost, $28,171,844)                                  $26,240,490
Receivable for Fund shares sold                                        626,056
Receivable from affiliate for reimbursement of expenses                101,445
Deferred organization expenses                                          29,122
--------------------------------------------------------------------------------
TOTAL ASSETS                                                       $26,997,113
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   $    63,707
Payable to affiliate for distribution and service fees                   5,230
Payable to affiliate for Trustees' fees                                    195
Accrued expenses                                                        36,450
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  $   105,582
--------------------------------------------------------------------------------
NET ASSETS                                                         $26,891,531
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $30,522,687
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)                       (1,652,789)
Accumulated net investment loss                                        (47,013)
Net unrealized depreciation from Portfolio
   (computed on the basis of identified cost)                       (1,931,354)
--------------------------------------------------------------------------------
TOTAL                                                              $26,891,531
--------------------------------------------------------------------------------
Class A Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $ 9,418,963
SHARES OUTSTANDING                                                   1,176,277
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
     beneficial interest outstanding)                              $      8.01
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $8.01)                                $      8.50
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $ 7,125,028
SHARES OUTSTANDING                                                     893,527
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                             $      7.97
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $ 9,746,976
SHARES OUTSTANDING                                                   1,221,996
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                             $      7.98
--------------------------------------------------------------------------------
Class D Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $   593,047
SHARES OUTSTANDING                                                      74,352
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                             $      7.98
--------------------------------------------------------------------------------
Class I Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $     7,517
SHARES OUTSTANDING                                                         822
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of
      beneficial interest outstanding)                             $      9.14
--------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
OCTOBER 31, 2001(1)
Investment Income
--------------------------------------------------------------------------------
Dividends allocated from Portfolio                                 $    11,249
Interest allocated from Portfolio                                        8,681
Expenses allocated from Portfolio                                      (68,731)
--------------------------------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO                                 $   (48,801)
--------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------
Administration fee                                                 $    15,211
Trustees' fees and expenses                                                195
Distribution and service fees
   Class A                                                               7,919
   Class B                                                              28,271
   Class C                                                              39,151
   Class D                                                               2,200
Amortization of organization expenses                                   58,726
Registration fees                                                       20,824
Legal and accounting services                                           14,546
Transfer and dividend disbursing agent fees                             13,557
Printing and postage                                                    13,035
Custodian fee                                                            4,212
Miscellaneous                                                            2,520
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                     $   220,367
--------------------------------------------------------------------------------
Deduct --
   Reimbursement of expenses by affiliate                          $   101,445
--------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                           $   101,445
--------------------------------------------------------------------------------

NET EXPENSES                                                       $   118,922
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                $  (167,723)
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $(1,962,928)
   Securities sold short                                                  (197)
--------------------------------------------------------------------------------
NET REALIZED LOSS                                                  $(1,963,125)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                             $(1,931,354)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               $(1,931,354)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                   $(3,894,479)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(4,062,202)
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                        PERIOD ENDED
IN NET ASSETS                                           OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
From operations --
   Net investment loss                                    $        (167,723)
   Net realized loss                                             (1,963,125)
   Net change in unrealized appreciation (depreciation)          (1,931,354)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                $      (4,062,202)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                             $      11,033,667
      Class B                                                     8,850,132
      Class C                                                    11,980,764
      Class D                                                       716,645
      Class I                                                        54,784
   Cost of shares redeemed
      Class A                                                      (360,417)
      Class B                                                      (558,014)
      Class C                                                      (691,619)
      Class D                                                      (31,537)
      Class I                                                      (40,672)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS  $      30,953,733
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                               $        26,891,531
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                   $                --
--------------------------------------------------------------------------------
AT END OF PERIOD                                         $        26,891,531
--------------------------------------------------------------------------------

Accumulated net investment loss included in net assets
--------------------------------------------------------------------------------
AT END OF PERIOD                                         $           (47,013)
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                                        -----------------------
                                                              PERIOD ENDED
                                                        OCTOBER 31, 2001(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of period                           $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                              $(0.066)
Net realized and unrealized loss                                  (1.924)
--------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                       $(1.990)
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                 $ 8.010
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                                   (19.90)%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                        $ 9,419
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  1.35%(5)
   Net expenses after custodian fee reduction(4)                    1.33%(5)
   Net investment loss                                             (1.13)%(5)
Portfolio Turnover of the Portfolio                                   38%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Distributor. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      2.35%(5)
   Expenses after custodian fee reduction(4)                        2.33%(5)
   Net investment loss                                             (2.13)%(5)
Net investment loss per share                                    $(0.124)
--------------------------------------------------------------------------------

(1)  For the period from the start of  business,  March 1, 2001,  to October 31,
     2001.
(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                                CLASS B
                                                        -----------------------
                                                              PERIOD ENDED
                                                        OCTOBER 31, 2001(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                             $(0.110)
Net realized and unrealized loss                                 (1.920)
--------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                      $(2.030)
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $ 7.970
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                                  (20.30)%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $ 7,125
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 2.10%(5)
   Net expenses after custodian fee reduction(4)                   2.08%(5)
   Net investment loss                                            (1.89)%(5)
Portfolio Turnover of the Portfolio                                  38%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Distributor. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                     3.10%(5)
   Expenses after custodian fee reduction(4)                       3.08%(5)
   Net investment loss                                            (2.89)%(5)
Net investment loss per share                                   $(0.168)
--------------------------------------------------------------------------------

(1)  For the period from the start of  business,  March 1, 2001,  to October 31,
     2001.
(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                                CLASS C
                                                        -----------------------
                                                              PERIOD ENDED
                                                        OCTOBER 31, 2001(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                             $(0.111)
Net realized and unrealized loss                                 (1.909)
--------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                      $(2.020)
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $ 7.980
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                                  (20.20)%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $ 9,747
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                 2.10%(5)
   Net expenses after custodian fee reduction(4)                   2.08%(5)
   Net investment loss                                            (1.88)%(5)
Portfolio Turnover of the Portfolio                                  38%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Distributor. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                     3.10%(5)
   Expenses after custodian fee reduction(4)                       3.08%(5)
   Net investment loss                                            (2.88)%(5)
Net investment loss per share                                   $(0.170)
--------------------------------------------------------------------------------

(1)  For the period from the start of  business,  March 1, 2001,  to October 31,
     2001.
(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                                CLASS D
                                                        -----------------------
                                                              PERIOD ENDED
                                                        OCTOBER 31, 2001(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $ 10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                             $ (0.108)
Net realized and unrealized loss                                  (1.912)
--------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                      $ (2.020)
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $  7.980
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                                   (20.20)%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $    593
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  2.10%(5)
   Net expenses after custodian fee reduction(4)                    2.08%(5)
   Net investment loss                                             (1.88)%(5)
Portfolio Turnover of the Portfolio                                   38%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Distributor. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      3.10%(5)
   Expenses after custodian fee reduction(4)                        3.08%(5)
   Net investment loss                                             (2.88)%(5)
Net investment loss per share                                   $ (0.165)
--------------------------------------------------------------------------------

(1)  For the period from the start of  business,  March 1, 2001,  to October 31,
     2001.
(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                                CLASS I
                                                        -----------------------
                                                              PERIOD ENDED
                                                        OCTOBER 31, 2001(1)(2)
--------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $ 10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                             $ (0.052)
Net realized and unrealized loss                                  (0.808)
--------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                      $ (0.860)
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF PERIOD                                $  9.140
--------------------------------------------------------------------------------

TOTAL RETURN(3)                                                    (8.60)%
--------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $      8
Ratios (As a percentage of average daily net assets):
   Net expenses(4)                                                  1.10%(5)
   Net expenses after custodian fee reduction(4)                    1.08%(5)
   Net investment loss                                             (0.89)%(5)
Portfolio Turnover of the Portfolio                                   38%
--------------------------------------------------------------------------------
+ The operating expenses of the Fund reflect an allocation of expenses to the Distributor. Had such action not been taken, the net investment loss per share and the ratios would have been as follows:
Ratios (As a percentage of average daily net assets):
   Expenses(4)                                                      1.95%(5)
   Expenses after custodian fee reduction(4)                        1.93%(5)
   Net investment loss                                             (2.08)%(5)
Net investment loss per share                                   $ (0.122)
--------------------------------------------------------------------------------

(1) For the period from the commencement of offering Class I shares, April 12, 2001, to October 31, 2001.
(2)  Net  investment   income  per  share  was  computed  using  average  shares
     outstanding.
(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(4)  Includes the Fund's share of the Portfolio's allocated expenses.
(5)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1    Significant Accounting Policies
-------------------------------------------
     Eaton Vance Tax-Managed Emerging Growth Fund 1.2 (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sale charge (see Note
     6). Class I shares are offered at net asset value and are not subject to a sales charge. Class B and Class D shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests of the Tax-Managed Emerging Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (8.5% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B Income -- The Fund's net investment loss consists of the Fund's pro rata share of the net investment loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

     C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $1,523,099 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2009.

     D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized over one year.

     E Other -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

     F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2    Distributions to Shareholders
-------------------------------------------
     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income, if any, and at least one distribution annually of all or substantially all of its net realized capital gains, if any. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in additional shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gain. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3    Shares of Beneficial Interest
-------------------------------------------
     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                              PERIOD ENDED
    CLASS A                                   OCTOBER 31, 2001(1)
    -------------------------------------------------------------
    Sales                                               1,218,839
    Redemptions                                           (42,562)
    -------------------------------------------------------------
    NET INCREASE                                        1,176,277
    -------------------------------------------------------------

                                              PERIOD ENDED
    CLASS B                                   OCTOBER 31, 2001(1)
    -------------------------------------------------------------
    Sales                                                 959,084
    Redemptions                                           (65,557)
    -------------------------------------------------------------
    NET INCREASE                                          893,527
    -------------------------------------------------------------

                                              PERIOD ENDED
    CLASS C                                   OCTOBER 31, 2001(1)
    -------------------------------------------------------------
    Sales                                               1,299,268
    Redemptions                                           (77,272)
    -------------------------------------------------------------
    NET INCREASE                                        1,221,996
    -------------------------------------------------------------

                                              PERIOD ENDED
    CLASS D                                   OCTOBER 31, 2001(1)
    -------------------------------------------------------------
    Sales                                                  78,288
    Redemptions                                            (3,936)
    -------------------------------------------------------------
    NET INCREASE                                           74,352
    -------------------------------------------------------------

                                              PERIOD ENDED
    CLASS I                                   OCTOBER 31, 2001(2)
    -------------------------------------------------------------
    Sales                                                   4,680
    Redemptions                                            (3,858)
    -------------------------------------------------------------
    NET INCREASE                                              822
    -------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001. (2) For the period from the commencement of offering Class I shares, April 12, 2001, to October 31, 2001.

4    Transactions with Affiliates
-------------------------------------------
     The administration fee is earned by Eaton Vance Management (EVM) as compensation for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of average daily net assets of the Fund. For the period from the start of business, March 1, 2001, to October 31, 2001, the administration fee amounted to $15,211. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee earned by BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2001, no significant amounts have been deferred.

     Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $34,312 as its portion of the sales charge on sales of Class A for the period from the start of business, March 1, 2001 to October 31, 2001.

     Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5    Distribution and Service Plans
-------------------------------------------
     The Fund has in  effect  distribution  plans  for  Class B shares  (Class B
     Plan), Class C shares (Class C Plan) and Class D shares (Class D Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B, Class C and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     of (i) 6.25% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $21,203, $29,363, and $1,650 for Class B, Class C and Class D shares, respectively, to or payable to EVD for the period from March 1, 2001 to October 31, 2001, representing 0.75% (annualized) of the average daily net assets for Class B, Class C and Class D shares, respectively. At October 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $478,000, 679,000 and $41,000 for Class B, Class C and Class D shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in the amount of 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C and Class D shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the period from the start of business, March 1, 2001 to October 31, 2001 amounted to $7,919, $7,068, $9,788, and
     $550 for Class A, Class B, Class C and Class D shares, respectively.

6    Contingent Deferred Sales Charge
-------------------------------------------
     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of the purchase). The Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

     No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C and Class D Plans, respectively (see Note 5). CDSC charges assessed on Class B, Class C and Class D shares when no Uncovered Distribution Charges exist for the respective class will be credited to the Fund. EVD received approximately $7,900, $2,300 and $200 of CDSC paid by shareholders for Class B shares, Class C shares and Class D shares for the period from the start of business, March 1, 2001 to October 31, 2001.

7    Investment Transactions
-------------------------------------------
     Increases and decreases in the Fund's investment in the Portfolio for the period from the start of business, March 1, 2001 to October 31, 2001, aggregated $32,009,936 and $1,826,166, respectively.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Emerging Growth Fund 1.2 (the Fund) as of October 31, 2001, the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, March 1, 2001, to October 31, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Emerging Growth Fund 1.2 at October 31, 2001, the results of its operations, the change in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS
================================================================================

COMMON STOCKS -- 98.4%

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Auto / Truck - Original Equipment -- 0.8%
--------------------------------------------------------------------------------
Gentex Corp.(1)                                 100,000    $  2,380,000
--------------------------------------------------------------------------------
                                                           $  2,380,000
--------------------------------------------------------------------------------
Banks - West/Southwest -- 0.7%
--------------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                       30,000    $    808,800
Downey Financial Corp.                           40,000       1,405,600
--------------------------------------------------------------------------------
                                                           $  2,214,400
--------------------------------------------------------------------------------
Broadcasting and Radio -- 1.1%
--------------------------------------------------------------------------------
Cox Radio, Inc. Class A(1)                      150,000    $  3,255,000
--------------------------------------------------------------------------------
                                                           $  3,255,000
--------------------------------------------------------------------------------
Business Services - Miscellaneous -- 3.6%
--------------------------------------------------------------------------------
DiamondCluster International, Inc.(1)           165,000    $  1,699,500
Exult, Inc.(1)                                  100,000       1,400,000
Fair, Isaac and Co., Inc.                        38,500       1,830,675
Hotel Reservations Network, Inc.(1)              30,000         928,800
Iron Mountain, Inc.(1)                          120,000       4,686,000
Pivotal Corp.(1)                                155,000         468,100
--------------------------------------------------------------------------------
                                                           $ 11,013,075
--------------------------------------------------------------------------------
Commercial Services - Miscellaneous -- 2.0%
--------------------------------------------------------------------------------
Forrester Research, Inc.(1)                     150,000    $  2,422,500
Harte-Hanks Communications, Inc.                160,000       3,728,000
--------------------------------------------------------------------------------
                                                           $  6,150,500
--------------------------------------------------------------------------------
Commercial Services - Schools -- 5.6%
--------------------------------------------------------------------------------
Apollo Group, Inc.(1)                           180,000    $  7,317,000
Career Education Corp.(1)                       170,000       4,431,900
Devry, Inc.(1)                                  150,000       4,042,500
Edison Schools, Inc.(1)                          85,000       1,602,250
--------------------------------------------------------------------------------
                                                           $ 17,393,650
--------------------------------------------------------------------------------
Commercial Services - Staffing -- 0.8%
--------------------------------------------------------------------------------
On Assignment, Inc.(1)                          145,000    $  2,350,450
--------------------------------------------------------------------------------
                                                           $  2,350,450
--------------------------------------------------------------------------------

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Communications Equipment -- 1.3%
--------------------------------------------------------------------------------
Polycom, Inc.(1)                                 55,000    $  1,648,900
WebEx Communications, Inc.(1)                    75,000       2,310,000
--------------------------------------------------------------------------------
                                                           $  3,958,900
--------------------------------------------------------------------------------
Communications Services -- 0.6%
--------------------------------------------------------------------------------
Alamosa Holdings, Inc.(1)                       136,000    $  1,914,880
--------------------------------------------------------------------------------
                                                           $  1,914,880
--------------------------------------------------------------------------------
Computer Services -- 2.2%
--------------------------------------------------------------------------------
Acxiom Corp.(1)                                 160,000    $  1,886,400
BISYS Group, Inc. (The)(1)                       92,000       4,785,840
--------------------------------------------------------------------------------
                                                           $  6,672,240
--------------------------------------------------------------------------------
Computer Software -- 5.5%
--------------------------------------------------------------------------------
Advent Software, Inc.(1)                        110,000    $  4,242,700
Cerner Corp.(1)                                  60,000       3,225,000
HNC Software, Inc.(1)                           110,000       1,903,000
NetIQ Corp.(1)                                   60,000       1,689,000
Renaissance Learning, Inc.(1)                    50,000       1,635,500
SERENA Software, Inc.(1)                        187,400       3,028,384
Speechworks International(1)                    120,000         900,000
Veritas Software Corp.(1)                         9,000         255,420
--------------------------------------------------------------------------------
                                                           $ 16,879,004
--------------------------------------------------------------------------------
Computers - Integrated Systems -- 0.6%
--------------------------------------------------------------------------------
Mercury Computer Systems, Inc.(1)                20,000    $    943,200
MICROS Systems, Inc.(1)                          50,000       1,079,500
--------------------------------------------------------------------------------
                                                           $  2,022,700
--------------------------------------------------------------------------------
Electric Products - Miscellaneous -- 0.5%
--------------------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(1)          58,000    $  1,667,500
--------------------------------------------------------------------------------
                                                           $  1,667,500
--------------------------------------------------------------------------------
Electronic Manufacturing Services -- 1.4%
--------------------------------------------------------------------------------
Pemstar, Inc.(1)                                215,000    $  2,687,500
Plexus Corp.(1)                                  70,000       1,750,000
--------------------------------------------------------------------------------
                                                           $  4,437,500
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Electronics - Scientific Instruments -- 1.9%
--------------------------------------------------------------------------------
Millipore Corp.                                 110,000    $  5,753,000
--------------------------------------------------------------------------------
                                                           $  5,753,000
--------------------------------------------------------------------------------
Electronics - Semiconductor Equipment -- 4.1%
--------------------------------------------------------------------------------
ASM International NV(1)                          70,000    $  1,113,700
Bell Microproducts, Inc.(1)                     200,000       1,790,000
Dupont Photomasks, Inc.(1)                       62,500       2,252,500
Maxim Integrated Products, Inc.(1)              112,058       5,126,653
Numerical Technologies, Inc.(1)                  60,000       1,480,800
Simplex Solutions, Inc.(1)                       60,000         732,000
--------------------------------------------------------------------------------
                                                           $ 12,495,653
--------------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing -- 6.8%
--------------------------------------------------------------------------------
Actel Corp.(1)                                   60,000    $  1,113,000
Alpha Industries, Inc.(1)                       210,000       4,888,800
Applied Micro Circuits Corp.(1)                 217,660       2,400,790
Elantec Semiconductor, Inc.(1)                   90,700       2,964,983
Exar Corp.(1)                                   130,000       2,930,200
Micrel, Inc.(1)                                 116,000       2,917,400
Pericom Semiconductor Corp.(1)                  100,000       1,345,000
TriQuint Semiconductor, Inc.(1)                  50,000         884,000
Vitesse Semiconductor Corp.(1)                  160,000       1,510,400
--------------------------------------------------------------------------------
                                                           $ 20,954,573
--------------------------------------------------------------------------------
Electronics - Semiconductors -- 0.7%
--------------------------------------------------------------------------------
Genesis Microchip, Inc.(1)                       50,000    $  2,310,500
--------------------------------------------------------------------------------
                                                           $  2,310,500
--------------------------------------------------------------------------------
Finance - Investment Management -- 2.0%
--------------------------------------------------------------------------------
W.P. Stewart & Co., Ltd.                         75,000    $  1,584,750
Waddell & Reed Financial, Inc., Class A         185,000       4,715,650
--------------------------------------------------------------------------------
                                                           $  6,300,400
--------------------------------------------------------------------------------
Gaming -- 0.5%
--------------------------------------------------------------------------------
Anchor Gaming(1)                                 30,000    $  1,524,900
--------------------------------------------------------------------------------
                                                           $  1,524,900
--------------------------------------------------------------------------------
Health Services -- 1.0%
--------------------------------------------------------------------------------
AmeriPath, Inc.(1)                               20,000    $    562,200

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Health Services (continued)
--------------------------------------------------------------------------------
DIANON Systems, Inc.(1)                          35,000    $  1,613,500
MedQuist, Inc.(1)                                35,000         850,500
--------------------------------------------------------------------------------
                                                           $  3,026,200
--------------------------------------------------------------------------------
Internet - Network Security / Solutions -- 1.7%
--------------------------------------------------------------------------------
Netegrity, Inc.(1)                              155,000    $  1,819,700
Network Associates, Inc.(1)                      60,000       1,152,000
SonicWALL, Inc.(1)                              165,000       2,343,000
--------------------------------------------------------------------------------
                                                           $  5,314,700
--------------------------------------------------------------------------------
Internet - Software -- 3.7%
--------------------------------------------------------------------------------
Embarcadero Technologies, Inc.(1)               125,000    $  1,462,500
F5 Networks, Inc.(1)                             55,000         829,950
Interwoven, Inc.(1)                              91,250         667,037
Manhattan Associates, Inc.(1)                    28,600         859,144
Precise Software Solutions Ltd.(1)              150,000       2,866,500
Retek, Inc.(1)                                   97,012       1,971,284
Stellent, Inc.(1)                                70,000       1,435,000
TIBCO Software, Inc.(1)                         140,000       1,181,600
--------------------------------------------------------------------------------
                                                           $ 11,273,015
--------------------------------------------------------------------------------
Leisure - Products -- 0.5%
--------------------------------------------------------------------------------
Callaway Golf Co.                               105,000    $  1,500,450
--------------------------------------------------------------------------------
                                                           $  1,500,450
--------------------------------------------------------------------------------
Machinery - Mtl Hdlg / Aluminum -- 0.4%
--------------------------------------------------------------------------------
Cognex Corp.(1)                                  65,000    $  1,233,700
--------------------------------------------------------------------------------
                                                           $  1,233,700
--------------------------------------------------------------------------------
Manufacturing -- 0.9%
--------------------------------------------------------------------------------
Roper Industries Inc.                            50,000    $  2,120,000
SureBeam Corp.(1)                                50,000         672,500
--------------------------------------------------------------------------------
                                                           $  2,792,500
--------------------------------------------------------------------------------
Media - Newpapers -- 0.4%
--------------------------------------------------------------------------------
Belo (A.H.) Corp.                                65,000    $  1,111,500
--------------------------------------------------------------------------------
                                                           $  1,111,500
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Media - Radio / TV -- 1.8%
--------------------------------------------------------------------------------
Entercom Communications Corp.(1)                165,000    $  5,560,500
--------------------------------------------------------------------------------
                                                           $  5,560,500
--------------------------------------------------------------------------------
Medical - Biomed / Genetics -- 6.1%
--------------------------------------------------------------------------------
Affymetrix Inc.(1)                              110,000    $  3,305,500
Aviron(1)                                        25,300         842,490
Cell Therapeutics, Inc.(1)                       40,000       1,201,200
Cephalon, Inc.(1)                                40,000       2,522,000
CV Therapeutics, Inc.(1)                         20,000         788,800
Decode Genetics, Inc.(1)                        130,000       1,040,000
Human Genome Sciences, Inc.(1)                   45,000       1,918,350
Incyte Pharmaceuticals, Inc.(1)                  35,000         521,500
Millennium Pharmaceuticals(1)                    23,000         585,580
Myriad Genetics, Inc.(1)                         30,000       1,380,000
Sequenom, Inc.(1)                               130,000         972,400
Tanox, Inc.(1)                                   90,000       1,529,100
Vertex Pharmaceuticals, Inc.(1)                  36,200         886,900
XOMA Ltd.(1)                                    155,000       1,157,850
--------------------------------------------------------------------------------
                                                           $ 18,651,670
--------------------------------------------------------------------------------
Medical - Drug / Diversified -- 2.6%
--------------------------------------------------------------------------------
Abgenix, Inc.(1)                                 55,000    $  1,638,450
Adolor Corp.(1)                                  65,000         997,750
Alkermes, Inc.(1)                                70,000       1,795,500
POZEN, Inc.(1)                                  125,000         700,000
Taro Pharmaceutical Industries Ltd.(1)           40,000       1,684,000
Viropharma Inc.(1)                               50,000       1,251,500
--------------------------------------------------------------------------------
                                                           $  8,067,200
--------------------------------------------------------------------------------
Medical - Hospitals -- 1.7%
--------------------------------------------------------------------------------
Province Healthcare Co.(1)                      195,000    $  5,372,250
--------------------------------------------------------------------------------
                                                           $  5,372,250
--------------------------------------------------------------------------------
Medical - Instruments -- 0.8%
--------------------------------------------------------------------------------
Novoste Corp.(1)                                209,702    $  2,422,058
--------------------------------------------------------------------------------
                                                           $  2,422,058
--------------------------------------------------------------------------------
Medical / Dental - Services -- 1.4%
--------------------------------------------------------------------------------
Renal Care Group, Inc.(1)                       140,000    $  4,396,000
--------------------------------------------------------------------------------
                                                           $  4,396,000
--------------------------------------------------------------------------------

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Medical Products -- 6.1%
--------------------------------------------------------------------------------
Aradigm Corp.(1)                                200,000    $    920,000
ArthroCare Corp.(1)                              60,000       1,185,000
Cytyc Corp.(1)                                  181,500       4,758,930
Haemonetics Corp.(1)                             90,000       3,429,000
Resmed, Inc.(1)                                  95,000       5,301,000
Thoratec Laboratories Corp.(1)                  153,944       3,001,908
Wright Medical Group, Inc.(1)                     5,333          79,995
--------------------------------------------------------------------------------
                                                           $ 18,675,833
--------------------------------------------------------------------------------
Metals - Gold -- 0.0%
--------------------------------------------------------------------------------
Steppe Gold Resources, Ltd.(1)                  200,000    $          0
--------------------------------------------------------------------------------
                                                           $          0
--------------------------------------------------------------------------------
Metals - Industrial -- 0.0%
--------------------------------------------------------------------------------
AMT International Mining Corp.(1)(2)            817,200    $      7,722
Formation Capital Corp.(1)(2)                   400,000          81,890
--------------------------------------------------------------------------------
                                                           $     89,612
--------------------------------------------------------------------------------
Networking Equipment -- 0.5%
--------------------------------------------------------------------------------
Ixia(1)                                         145,000    $  1,457,250
--------------------------------------------------------------------------------
                                                           $  1,457,250
--------------------------------------------------------------------------------
Oil & Gas - Field Services -- 1.5%
--------------------------------------------------------------------------------
Core Laboratories NV(1)                         140,000    $  2,282,000
Varco International, Inc.(1)                     47,625         714,375
Veritas DGC, Inc.(1)                            105,000       1,612,800
--------------------------------------------------------------------------------
                                                           $  4,609,175
--------------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 7.2%
--------------------------------------------------------------------------------
EOG Resources, Inc.                              27,000    $    954,990
Louis Dreyfus Natural Gas(1)                    125,000       4,950,000
Newfield Exploration Co.(1)                     100,000       3,481,000
Noble Affiliates, Inc.                          115,000       4,251,550
Stone Energy Corp.(1)                            17,000         672,350
Vintage Petroleum, Inc.                         100,000       1,749,000
XTO Energy, Inc.                                345,000       6,210,000
--------------------------------------------------------------------------------
                                                           $ 22,268,890
--------------------------------------------------------------------------------
Retail - Apparel / Shoe -- 2.7%
--------------------------------------------------------------------------------
AnnTaylor Stores Corp.(1)                       100,000    $  2,200,000

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Retail - Apparel / Shoe (continued)
--------------------------------------------------------------------------------
Coach, Inc.(1)                                   80,000    $  2,232,000
Hot Topic, Inc.(1)                               60,000       1,516,800
Men's Wearhouse, Inc. (The)(1)                  127,500       2,533,425
--------------------------------------------------------------------------------
                                                           $  8,482,225
--------------------------------------------------------------------------------
Retail - Drug Stores -- 1.4%
--------------------------------------------------------------------------------
Duane Reade, Inc.(1)                            140,000    $  4,188,800
--------------------------------------------------------------------------------
                                                           $  4,188,800
--------------------------------------------------------------------------------
Retail - Restaurants -- 3.4%
--------------------------------------------------------------------------------
AFC Enterprises, Inc.(1)                        110,000    $  2,777,500
Applebee's International, Inc.                   60,000       1,806,000
Cheesecake Factory, Inc. (The)(1)                50,000       1,410,000
Sonic Corp.(1)                                  132,500       4,440,075
--------------------------------------------------------------------------------
                                                           $ 10,433,575
--------------------------------------------------------------------------------
Retail - Specialty and Apparel -- 0.9%
--------------------------------------------------------------------------------
99 Cents Only Stores(1)                          75,000    $  2,666,250
--------------------------------------------------------------------------------
                                                           $  2,666,250
--------------------------------------------------------------------------------
Retail - Wholesale Office Supplies -- 1.8%
--------------------------------------------------------------------------------
United Stationers(1)                            195,000    $  5,469,750
--------------------------------------------------------------------------------
                                                           $  5,469,750
--------------------------------------------------------------------------------
Retail - Super/Mini Markets -- 1.5%
--------------------------------------------------------------------------------
Whole Foods Market, Inc.(1)                     130,000    $  4,517,500
--------------------------------------------------------------------------------
                                                           $  4,517,500
--------------------------------------------------------------------------------
Staffing -- 0.6%
--------------------------------------------------------------------------------
Heidrick and Struggles International, Inc.(1)   129,100    $  1,957,156
--------------------------------------------------------------------------------
                                                           $  1,957,156
--------------------------------------------------------------------------------
Telecommunications - Equipment -- 2.0%
--------------------------------------------------------------------------------
Harris Corp.                                     20,000    $    685,600
Sonus Networks, Inc.(1)                         100,000         421,000
Tekelec(1)                                      260,000       4,992,000
--------------------------------------------------------------------------------
                                                           $  6,098,600
--------------------------------------------------------------------------------

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Telecommunications - Services -- 1.6%
--------------------------------------------------------------------------------
Catapult Communications Corp.(1)                139,600    $  3,161,940
Illuminet Holdings, Inc.(1)                      20,000         715,200
Metro One Telecommunications(1)                  40,000       1,206,000
--------------------------------------------------------------------------------
                                                           $  5,083,140
--------------------------------------------------------------------------------
Transportation - Truck -- 0.7%
--------------------------------------------------------------------------------
Swift Transportation Co., Inc.(1)               130,000    $  2,208,700
--------------------------------------------------------------------------------
                                                           $  2,208,700
--------------------------------------------------------------------------------
Waste Disposal -- 0.5%
--------------------------------------------------------------------------------
Stericycle, Inc.(1)                              30,000    $  1,440,000
--------------------------------------------------------------------------------
                                                           $  1,440,000
--------------------------------------------------------------------------------
Wireless Equipment -- 0.3%
--------------------------------------------------------------------------------
DMC Stratex Networks, Inc.(1)                   190,000    $  1,035,500
--------------------------------------------------------------------------------
                                                           $  1,035,500
--------------------------------------------------------------------------------
Total Common Stocks
   (identified cost $294,210,284)                          $303,052,524
--------------------------------------------------------------------------------


PREFERRED STOCKS -- 0.0%

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Metals - Gold -- 0.0%
--------------------------------------------------------------------------------
Ashanti Goldfields Co., Ltd., Class E(1)(3)       8,889    $          0
--------------------------------------------------------------------------------
                                                           $          0
--------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $0)                                    $          0
--------------------------------------------------------------------------------


PRIVATE PLACEMENTS AND SPECIAL WARRANTS -- 0.1%

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Metals - Gold -- 0.1%
--------------------------------------------------------------------------------
Nevada Pacific Mining Co.(1)(3)(4)               80,000    $     56,000
Quincunx Gold Exploration(1)(2)(3)              300,000          56,693

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                        SHARES         VALUE
--------------------------------------------------------------------------------
Metals - Gold (continued)
--------------------------------------------------------------------------------
Western Exploration and Development, Ltd.(1)(3) 600,000    $    180,000
--------------------------------------------------------------------------------
                                                           $    292,693
--------------------------------------------------------------------------------
Total Private Placements and Special Warrants
   (identified cost $679,988)                              $    292,693
--------------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.1%

                                                    PRINCIPAL
                                                    AMOUNT
SECURITY                                        (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
General Electric Capital Corp., 2.64%,
11/1/01                                         $3,222     $  3,222,000
--------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $3,222,000)                         $  3,222,000
--------------------------------------------------------------------------------
Total Investments -- 99.6%
   (identified cost $298,112,272)                          $306,567,217
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.4%                     $  1,270,736
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                       $307,837,953
--------------------------------------------------------------------------------

(1)  Non-income producing security.
(2)  Foreign security.
(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(4)  Restricted security.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================
STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost, $298,112,272)           $306,567,217
Cash                                                                   7,068
Receivable for investments sold                                    2,023,278
Dividends receivable                                                  45,894
Prepaid expenses                                                       2,275
--------------------------------------------------------------------------------
TOTAL ASSETS                                                    $308,645,732
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                               $    761,020
Payable to affiliate for Trustees' fees                                3,511
Accrued expenses                                                      43,248
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $    807,779
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $307,837,953
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals         $299,383,008
Net unrealized appreciation (computed on the basis
  of identified cost)                                              8,454,945
--------------------------------------------------------------------------------
TOTAL                                                           $307,837,953
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
OCTOBER 31, 2001(1)
Investment Income
--------------------------------------------------------------------------------
Dividends                                                       $    240,543
Interest                                                             235,199
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         $    475,742
--------------------------------------------------------------------------------
Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                          $  1,479,594
Trustees' fees and expenses                                           14,093
Custodian fee                                                        134,784
Legal and accounting services                                         29,079
Miscellaneous                                                          6,780
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  $  1,664,330
--------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                   $     31,762
--------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                        $     31,762
--------------------------------------------------------------------------------
NET EXPENSES                                                    $  1,632,568
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                             $ (1,156,826)
--------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)              $(53,718,269)
   Securities sold short                                               2,107
--------------------------------------------------------------------------------
NET REALIZED LOSS                                               $(53,716,162)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                          $(20,927,245)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $(20,927,245)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                $(74,643,407)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $(75,800,233)
--------------------------------------------------------------------------------
(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                        PERIOD ENDED
IN NET ASSETS                                           OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
From operations --
   Net investment loss                                  $         (1,156,826)
   Net realized loss                                             (53,716,162)
   Net change in unrealized appreciation (depreciation)          (20,927,245)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS              $        (75,800,233)
--------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
      Tax-Managed Emerging Growth Fund                  $        382,775,917
   Contributions                                                  72,591,611
   Withdrawals                                                   (71,829,352)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS    $        383,538,176
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                              $        307,737,943
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                  $            100,010
--------------------------------------------------------------------------------
AT END OF PERIOD                                        $        307,837,953
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

SUPPLEMENTARY DATA

                                                           PERIOD ENDED
                                                        OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
   Expenses                                                     0.70%(2)
   Expenses after custodian fee reduction                       0.68%(2)
   Net investment loss                                         (0.48)%(2)
Portfolio Turnover                                                38%
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                   $307,838
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.
(2)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1    Significant Accounting Policies
-------------------------------------------
     Tax-Managed Emerging Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D Financial Futures Contracts -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     E Foreign Currency Translation -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

     G Securities Sold Short -- The Portfolio may sell securities it does not own in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow the security sold in order to make delivery to the buyer. Upon

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

     H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     I Other -- Investment transactions are accounted for on the date the securities are purchased or sold.

2    Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
     The  investment  adviser fee is earned by Boston  Management  and  Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the
     Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the period from March 1, 2001 (start of business) to October 31, 2001, the advisory fee amounted to $1,479,594. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2001, no significant amounts have been deferred.

     Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    Investment Transactions
-------------------------------------------
     Purchases and sales of investments, other than short-term obligations, aggregated $251,873,347 and $132,672,269, respectively, for the period from March 1, 2001 (start of business) to October 31, 2001.

4    Federal Income Tax Basis of Investments
-------------------------------------------
     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $300,441,509
    ------------------------------------------------------
    GROSS UNREALIZED APPRECIATION             $ 60,993,342
    Gross unrealized depreciation              (54,867,634)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  6,125,708
    ------------------------------------------------------

5    Financial Instruments
-------------------------------------------
     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

     The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2001.

6    Line of Credit
-------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period ended October 31, 2001.

7    Restricted Securities
-------------------------------------------
     At October 31, 2001, the Portfolio owned the following security (representing 0.02% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

                                  DATE OF
    DESCRIPTION                 ACQUISITION  SHARES/FACE   COST    FAIR VALUE
    ----------------------------------------------------------------------------
    Nevada Pacific Mining Co.     12/21/98      80,000    $80,000   $56,000

8    Transfer of Assets
-------------------------------------------
     Investment operations began on March 1, 2001 with a contribution of investment assets, and related accounts, of Eaton Vance Tax-Managed Emerging Growth Fund 1.1 (formerly Eaton Vance Tax-Managed Emerging Growth
     Fund) of $382,775,917, in exchange for an interest in the Portfolio, including net unrealized appreciation of $29,382,190. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED EMERGING GROWTH PORTFOLIO:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Emerging Growth Portfolio (the Portfolio) as of October 31, 2001, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Emerging Growth Portfolio at October 31, 2001, the results of its operations, the change in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2 AS OF OCTOBER 31, 2001
================================================================================
INVESTMENT MANAGEMENT
================================================================================

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2

OFFICERS                              TRUSTEES

James B. Hawkes                       Jessica M. Bibliowicz
President and Trustee                 President and Chief Executive Officer,
                                      National Financial Partners
William H. Ahern, Jr.
Vice President                        Donald R. Dwight
                                      President, Dwight Partners, Inc.
Thomas J. Fetter
Vice President                        Samuel L. Hayes, III
                                      Jacob H. Schiff Professor of Investment
Armin J. Lang                         Banking Emeritus, Harvard University
Vice President                        Graduate School of Business Administration

Michael R. Mach                       Norton H. Reamer
Vice President                        Chairman and Chief Operating Officer,
                                      Hellman, Jordan Management Co., Inc.
Robert B. MacIntosh                   President, Jordan Simmons Capital LLC
Vice President                        and Unicorn Corporation

Walter A. Row III                     Lynn A. Stout
Vice President                        Professor of Law
                                      UCLA School of Law
Edward E. Smiley, Jr.
Vice President                        Jack L. Treynor
                                      Investment Adviser and Consultant
James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


TAX-MANAGED EMERGING GROWTH PORTFOLIO

OFFICERS                              TRUSTEES

James B. Hawkes                       Jessica M. Bibliowicz
President and Trustee                 President and Chief Executive Officers,
                                      National Financial Partners
Edward E. Smiley, Jr.
Vice President and                    Donald R. Dwight
Portfolio Manager                     President, Dwight Partners, Inc.

James L. O'Connor                     Samuel L. Hayes, III
Treasurer                             Jacob H Schiff Professor of Investment
                                      Banking Emeritus, Harvard University
Alan R. Dynner                        Graduate School of Business Administration
Secretary
                                      Norton H. Reamer
                                      Chairman and Chief Operating Officer,
                                      Hellman, Jordan Management Co., Inc.
                                      President, Jordan Simmons Capital LLC
                                      and Unicorn Corporation

                                      Lynn A. Stout
                                      Professor of Law
                                      UCLA School of Law

                                      Jack L. Treynor
                                      Investment Adviser and Consultant

INVESTMENT ADVISER OF TAX-MANAGEDEMERGING GROWTH PORTFOLIO
BOSTON MANAGEMENT & RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109


ADMINISTRATOR OF EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109


PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260


CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116


TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122


INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022



--------------------------------------------------------------------------------
                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 --------------
                                 PRIVACY NOTICE
                                 --------------

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call:1-800-262-1122
--------------------------------------------------------------------------------


EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.2
The Eaton Vance Building
255 State Street
Boston, MA 02109
--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

1087-12/01                                                              MGSRC1.2

[GRAPHIC]

[EATON VANCE(R) MANAGED INVESTMENTS LOGO]




ANNUAL REPORT OCTOBER 31, 2001



                             EATON VANCE
                             TAX-MANAGED
                             VALUE FUND

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
LETTER TO SHAREHOLDERS
================================================================================

[PHOTO]                 Eaton  Vance Tax-Managed Value Fund, Class A shares, had
                        a total return  of -3.13% for one-year ended October 31,
James B. Hawkes         2001.  That  return  was the result of a decrease in net
President               asset  value  per share (NAV) from $12.15 on October 31,
                        2000  to  $11.77  on October 31, 2001.(1) Class B shares
had a total return of -3.93% for the same period, the result of a decrease in NAV from $11.71 to $11.25.(1)

Class C shares had a total return of -3.91% for the same period, the result of a decrease in NAV from $12.02 to $11.55.(1)

In the period from inception on March 15, 2001 to October 31, 2001, Class D shares had a total return of -5.20%, the result of a decrease in NAV from $10.00 to $9.48.(1)

By comparison, the Russell 1000 Value Index - an unmanaged market index of value stocks - had a total return of -11.86% for the one-year ended October 31, 2001.(2) The S&P 500 Index - a broad-based, unmanaged market index commonly used to measure overall stock market performance - returned -24.89% for the same period.(2)

A slowing economy was dealt a further blow by the events of September 11...

The fiscal year witnessed a significant slowing of the economy, characterized by deteriorating corporate profits, job layoffs and sharply lower capital spending. Against this discouraging backdrop, the equity markets moved dramatically lower through much of the year. The tragic events of September 11 proved to be the final impetus for the downward trend: Consumer spending declined sharply, and the U.S. economy edged closer to recession in the third quarter, as Gross
Domestic Product contracted at its fastest rate in more than a decade. In an effort to boost the economy, the Federal Reserve began an aggressive series of rate cuts. From January through early November, the Fed cut its Federal Funds rate a total of 450 basis points (4.50%).

Encouragingly, even as the economy continues to struggle in the fourth quarter, the markets appeared to gain some traction in October. Investors, however, have become much more selective, focusing increasingly on sound fundamentals and reasonable valuations. In that climate, overbought telecom and technology stocks have lost favor with investors, while undervalued companies with good earnings visibility have returned to the spotlight.

As troubling as the recent past has been, we remain optimistic about our economic future and opportunities in the equity markets. In the following pages, portfolio manager Michael Mach discusses the past year and provides his insights on the market in the year ahead.


                                Sincerely,

                                /s/ James B. Hawkes
                                James B. Hawkes
                                President
                                December 5, 2001

Fund Information
as of October 31, 2001


Performance(3)                    Class A    Class B    Class C     Class D
--------------------------------------------------------------------------------
Cumulative Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                           -3.13%    -3.93%      -3.91%       N.A.
Life of Fund+                       9.21%     6.76%       8.43%      -5.20%
SEC Cumulative Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                           -8.69%    -8.73%      -4.87%       N.A.
Life of Fund+                       5.77%     4.10%      8.43%       -9.94%

+ Inception Dates - Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00; Class
D: 3/15/01

Ten Largest Holdings(4)
--------------------------------------------------------------------------------
Freddie Mac                                             2.7%
Citigroup, Inc.                                         2.6
Duke Energy Corp.                                       2.2
SBC Communications, Inc.                                2.2
FedEx Corp.                                             2.1
Fortune Brands, Inc.                                    2.1
International Business Machines Corp.                   2.1
Kroger Co. (The)                                        2.1
General Dynamics Corp.                                  2.0
Monsanto Co.                                            1.9

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B, Class C and Class D shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5%
- 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC imposed in the first year. (4) Ten largest holdings accounted for 22% of the Portfolio's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
MANAGEMENT DISCUSSION
================================================================================

AN INTERVIEW WITH MICHAEL R. MACH, PORTFOLIO MANAGER OF TAX-MANAGED VALUE PORTFOLIO

Q: Michael, can you give us a summary of the Fund's performance over the last 12 months?
                                                        [PHOTO]
A:   Over the twelve-month period ended
     October 31, 2001, a slowing global                 Michael R. Mach, CFA
     economy, in combination with heightened            Portfolio Manager
     political uncertainty, contributed to a broad equity market decline. These factors lead to a drop in the Fund's net asset value. While not pleasant, the decline in net asset value over this past year was significantly less than the declines of the overall equity markets, the S&P 500 or Russell 1000 index, against which the Fund's performance is measured.

Q: How did this year's volatile investment environment impact the Fund's tax-managed strategy?


Five Largest Sector Positions+
--------------------------------------------------------------------------------
By total net assets

Financial Services                              12.6%

Foods                                            6.6%

Electric Utilities                               6.2%

Insurance                                        5.5%

Communications Services                          5.2%

A: The volatility in the market this year provided us with many opportunities to employ our tax-managed strategies. The market's downward bias, for example, allowed us to actively utilize our tax-loss selling discipline. This strategy allows us to realize tax losses. Tax losses created by such sales can be used to offset capital gains in the current year or for up to eight years following the sale. Over the last 12 months, we have realized tax losses well in excess of the Portfolio's realized capital gains. Our tax loss selling strategy facilitates the Fund's goal of being tax-efficient. In addition, we believe this strategy helps preserve shareholder value during periods of market decline.

Q:   Did the events of September 11 impact the way you manage the Fund?

A: No. The Portfolio's overall strategy and its buy and sell disciplines remained unchanged following September 11th. However, a number of the Fund's individual investment selections did change as we moved to take advantage of opportunities created by the market decline that followed the September 11th tragedy.

Q:   Would you discuss those opportunities?

A: The brief sell-off that occurred post September 11th provided us with two types of opportunity. First, it created many new tax loss-selling possibilities. And second, following these sales, we were able to reinvest the proceeds in shares of some companies then available at bargain prices. Stocks we bought during the September sell-off included well-regarded companies whose share prices are generally too expensive to satisfy the Portfolio's value requirements. By taking advantage of some unique buying

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
MANAGEMENT DISCUSSION
================================================================================

     opportunities created by the market's weakness, we believe we strengthened the overall quality of companies held by the Portfolio.

Q: You've also talked about the Portfolio's disciplined tax-loss selling strategy. Does the Fund have other sell disciplines?

A: Yes. We sell shares when they appreciate to the point that they are trading above a fair level of valuation. This discipline helps limit the price risk associated with any individual security held by the Portfolio. It also insures that the Portfolio retains its value orientation. Another sell discipline we embrace is to aggressively sell shares of a company should we perceive its business fundamentals are about to deteriorate. Eaton Vance's strong research effort often allows us to sense problems developing at companies before they are widely known and fully reflected in share prices. When this happens we move quickly to sell shares of the company in question. We believe the Portfolio's sell disciplines help protect shareholder value.

Q: Compared to the overall equity market, stocks held in the Portfolio have performed relatively well over the last several quarters. Can you explain why?

A: Given the severe losses recently suffered by aggressive growth stock investors, we sense that many market participants are seeking more conservative, less risky investment options. As investors generally become more risk adverse when they grow older, the aging of the "Baby Boomer" generation is probably supporting this trend. As we discussed, the Porfolio's strategy is to seek companies we consider to have strong business franchises and favorable long-term prospects, but to make these investments only when stocks of those companies are selling at discount valuations. We believe share prices of companies with these characteristics have and may continue to benefit from growing investor appreciation of their relative stability and long-term appreciation potential.

Q:   What are you expecting from the Fund in the year ahead?

A: Looking ahead, we believe the companies now held in the Portfolio are well positioned for long-term earnings growth and long-term share price appreciation. As we enter the Fund's new fiscal year, our investment portfolio remains well diversified. At the present time, we maintain solid representation in the financial, basic industrial, consumer, utility, energy, technology, and health care sectors of the market. From a value standpoint, we find stock price valuations for select companies in nearly all of these market categories to be at attractive risk/reward levels for long-term investors.

     In closing, I would like thank our fellow shareholders for their continued confidence and participation in Eaton Vance Tax-Managed Value Fund.

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
PERFORMANCE
================================================================================
      Comparison of Change in Value of a $10,000 Investment in Eaton Vance
          Tax-Managed Value Fund, Class A vs. the S&P 500 Index and the
                            Russell 1000 Value Index*

                       December 31, 1999-October 31, 2001

            Eaton Vance       Fund,
            Tax-Managed       incl.           S&P        Russell
            Value Fund,      maximum          500      1000 Value
Date         Class A       sales charge      Index        Index
--------------------------------------------------------------------------------
12/31/99      10,000          10,000        10,000       10,000
 1/31/00       9,635           9,081         9,498        9,674
 2/29/00       9,261           8,728         9,318        8,955
 3/31/00      10,286           9,694        10,229       10,048
 4/30/00      10,502           9,898         9,921        9,931
 5/31/00      10,778          10,158         9,718       10,035
 6/30/00      10,296           9,703         9,957        9,577
 7/31/00      10,463           9,861         9,802        9,697
 8/31/00      11,212          10,566        10,410       10,236
 9/30/00      11,517          10,854         9,861       10,330
10/31/00      11,970          11,281         9,819       10,584
11/30/00      11,685          11,012         9,045       10,191
12/31/00      12,473          11,755         9,090       10,701
 1/31/01      12,640          11,913         9,412       10,743
 2/28/01      12,581          11,857         8,554       10,444
 3/31/01      12,187          11,486         8,013       10,075
 4/30/01      12,749          12,015         8,635       10,569
 5/31/01      13,172          12,414         8,693       10,806
 6/30/01      12,808          12,071         8,481       10,567
 7/31/01      12,768          12,033         8,398       10,544
 8/31/01      12,581          11,857         7,873       10,122
 9/30/01      11,616          10,947         7,244        9,409
 10/31/01     11,596          10,929         7,375        9,328

Performance+                      Class A     Class B     Class C     Class D
--------------------------------------------------------------------------------
Cumulative Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                          -3.13%      -3.93%      -3.91%        N.A.
Life of Fund+                      9.21%       6.76%       8.43%      -5.20%

SEC Cumulative Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                          -8.69%      -8.73%      -4.87%        N.A.
Life of Fund+                      5.77%       4.10%       8.43%       -9.94%

+ Inception Dates - Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00; Class D: 3/15/01

* Source: TowersData, Bethesda, MD. Investment operations commenced 12/27/99. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

     The chart compares the Fund's total return with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of value stocks, and the S&P 500 Composite Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. Returns are calculated by determining the percentage change in net asset value
     (NAV) with all distributions reinvested. The Indexes' returns use net dividends which reflect the deduction of withholding taxes. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Indexes. An investment in the Fund's Class B shares on 1/18/00 at net asset value would have grown to $11,250 on October 31, 2001; $10,750 less the applicable 5% CDSC. An investment in the Fund's Class C shares on 1/24/00 at net asset value would have grown to $11,550 on October 31, 2001. An investment in the Fund's Class D shares on 3/15/01 at net asset value would have grown to $9,480 on October 31, 2001; $9,006 less the applicable 5% CDSC. The Indexes' total returns do not reflect any commissions of expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indexes. It is not possible to invest directly in an Index.

+ Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC return for Class C reflects a 1% CDSC imposed in the first year.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
PERFORMANCE
================================================================================

After-Tax Performance
as of October 31, 2001

The table below sets forth the Fund's pre-tax performance and after-tax performance. Two different after-tax performance numbers are shown for each time period.

"Return After Taxes on Distributions" takes into account the impact of federal income taxes on Fund dividends and capital gains distributions. These after-tax performance numbers are applicable to the Fund's continuing (i.e., non-redeeming) shareholders. "Return After Taxes on Distributions and Sale of Fund Shares" takes into account both taxes due on Fund distributions and taxes due upon a sale of Fund shares. These after-tax performance numbers apply to Fund shareholders who redeem shares at the end of the period.

Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

================================================================================
Average Annual Total Returns
(For the period ended October 31, 2001)

Returns at Net Asset Value (NAV) (Class A)
--------------------------------------------------------------------------------
                                                One Year     Life of Fund
Return Before Taxes                               -3.13%          9.21%
Return After Taxes on Distributions               -3.13%          9.21%
Return After Taxes on Distributions
and Sale of Fund Shares                           -1.90%          7.42%

Returns at Public Offering Price (POP) (Class A)
--------------------------------------------------------------------------------
                                                One Year     Life of Fund
Return Before Taxes                               -8.69%         5.77%
Return After Taxes on Distributions               -8.69%         5.77%
Return After Taxes on Distributions
and Sale of Fund Shares                           -5.29%         4.64%
================================================================================

================================================================================
Average Annual Total Returns
(For the period ended October 31, 2001)

Returns at Net Asset Value (NAV) (Class B)
--------------------------------------------------------------------------------
                                                One Year     Life of Fund
Return Before Taxes                               -3.93%          6.76%
Return After Taxes on Distributions               -3.93%          6.76%
Return After Taxes on Distributions
and Sale of Fund Shares                           -2.39%          5.44%

Returns at Public Offering Price (POP) (Class B)
--------------------------------------------------------------------------------
                                                One Year    Life of Fund
Return Before Taxes                               -8.73%          4.10%
Return After Taxes on Distributions               -8.73%          4.10%
Return After Taxes on Distributions
and Sale of Fund Shares                           -5.32%          3.29%
================================================================================

================================================================================
Average Annual Total Returns
(For the period ended October 31, 2001)

Returns at Net Asset Value (NAV) (Class C)
--------------------------------------------------------------------------------
                                               One Year     Life of Fund
Return Before Taxes                              -3.91%          8.43%
Return After Taxes on Distributions              -3.91%          8.43%
Return After Taxes on Distributions
and Sale of Fund Shares                          -2.38%          6.79%

Returns at Public Offering Price (POP) (Class C)
--------------------------------------------------------------------------------
                                               One Year     Life of Fund
Return Before Taxes                              -4.87%          8.43%
Return After Taxes on Distributions              -4.87%          8.43%
Return After Taxes on Distributions
and Sale of Fund Shares                          -2.97%          6.79%
================================================================================

Class A commenced operations on 12/27/99. Class B commenced operations on 1/18/00. Class C commenced operations on 1/24/00. Returns for other classes of Fund shares are omitted because they have been offered for less than a year. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as the Return Before Taxes for that period because no distributions were paid during that period or because the taxable portion of distributions made during the period was insignificant. Also, Return After Distributions and Sale of Fund shares for a period may be greater than Return After Taxes on Distributions for the same period because of realized losses on the sale of Fund shares.

Past performance (both before and after taxes) is no guarantee of future results. Investment return and principle value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investment in Portfolio, at value (identified cost, $419,507,526)  $442,447,118
Receivable for Fund shares sold                                       3,804,139
--------------------------------------------------------------------------------
TOTAL ASSETS                                                       $446,251,257
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                   $    659,620
Payable to affiliate for distribution and service fees                   90,023
Accrued expenses                                                        275,401
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  $  1,025,044
--------------------------------------------------------------------------------
NET ASSETS                                                         $445,226,213
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                    $467,239,787
Accumulated net realized loss from Portfolio
   (computed on the basis of identified cost)                       (44,953,166)
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)                        22,939,592
--------------------------------------------------------------------------------
TOTAL                                                              $445,226,213
--------------------------------------------------------------------------------
Class A Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $152,849,496
SHARES OUTSTANDING                                                   12,983,996
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE (net assets
   DIVIDED BY shares of beneficial interest outstanding)           $      11.77
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $11.77)                               $      12.49
--------------------------------------------------------------------------------
Class B Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $147,569,922
SHARES OUTSTANDING                                                   13,114,271
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of beneficial
   interest outstanding)                                           $      11.25
--------------------------------------------------------------------------------
Class C Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $139,653,013
SHARES OUTSTANDING                                                   12,093,517
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of beneficial
   interest outstanding)                                           $      11.55
--------------------------------------------------------------------------------
Class D Shares
--------------------------------------------------------------------------------
NET ASSETS                                                         $  5,153,782
SHARES OUTSTANDING                                                      543,706
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE
   PER SHARE (net assets  DIVIDED BY shares of beneficial
   interest outstanding)                                           $       9.48
--------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2001
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $4,671)                           $  1,905,176
Dividends allocated from Portfolio (net of foreign taxes, $2,286)     1,416,536
Interest                                                                364,268
Interest allocated from Portfolio                                       195,039
Expenses allocated from Portfolio                                      (814,696)
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                              $  3,066,323
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                             $    973,786
Administration fee                                                      398,405
Trustees' fees and expenses                                              12,080
Distribution and service fees
   Class A                                                              235,231
   Class B                                                              866,315
   Class C                                                              832,116
   Class D                                                               17,148
Registration fees                                                       225,361
Transfer and dividend disbursing agent fees                             157,563
Custodian fee                                                           129,607
Legal and accounting services                                            17,642
Printing and postage                                                     28,010
Miscellaneous                                                            29,994
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                     $  3,923,258
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                $   (856,935)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) from Portfolio--
   Investment transactions (identified cost basis)                 $(28,414,129)
Net realized gain (loss) --
   Investment transactions (identified cost basis)                 $(13,475,043)
--------------------------------------------------------------------------------
NET REALIZED LOSS                                                  $(41,889,172)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) from Portfolio --
   Investments (identified cost basis)                             $ (9,698,694)
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                             $ 22,251,523
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)               $ 12,552,829
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                   $(29,336,343)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                         $(30,193,278)
--------------------------------------------------------------------------------

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                           YEAR ENDED        PERIOD ENDED
IN NET ASSETS                              OCTOBER 31, 2001  OCTOBER 31, 2000(1)
-------------------------------------------------------------------------------
From operations --
   Net investment loss                    $       (856,935) $           (98,759)
   Net realized loss                           (41,889,172)          (3,063,994)
   Net change in unrealized
      appreciation (depreciation)               12,552,829           10,386,763
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $    (30,193,278) $         7,224,010
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $    147,138,436  $        27,785,278
      Class B                                  145,761,624           18,807,191
      Class C                                  140,984,495           17,051,811
      Class D                                    5,719,624                   --
   Cost of shares redeemed
      Class A                                  (15,066,898)            (803,304)
      Class B                                   (8,279,001)            (340,532)
      Class C                                  (10,047,675)            (400,573)
      Class D                                     (115,005)                  --
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $    406,095,600  $        62,099,871
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $    375,902,322  $        69,323,881
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                      $     69,323,891  $                10
--------------------------------------------------------------------------------
AT END OF YEAR                            $    445,226,213  $        69,323,891
-------------------------------------------------------------------------------

(1) For the period from the start of business, December 27, 1999, to October 31, 2000.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================
FINANCIAL HIGHLIGHTS

                                                              CLASS A
                                                      ------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                      ------------------------
                                                        2001         2000(1)
--------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $ 12.150    $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment income (loss)                            $  0.012    $(0.002)
Net realized and unrealized gain (loss)                   (0.392)     2.152
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $ (0.380)   $ 2.150
--------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $ 11.770    $12.150
--------------------------------------------------------------------------------

TOTAL RETURN(2)                                            (3.13)%    21.50%
--------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $152,849    $30,140
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                              1.29%      1.71%(4)
   Net investment income (loss)                             0.17%     (0.06)%(4)
Portfolio Turnover of the Fund(5)                             83%       128%
Portfolio Turnover of the Portfolio(6)                        45%        --
--------------------------------------------------------------------------------

(1) For the period from the start of business, December 27, 1999, to October 31, 2000.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes  the  Fund's  share of the  Portfolio's  allocated  expenses.
(4)  Annualized.
(5) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.
(6) For the period from the commencement of the Portfolio's operations, July 23, 2001 to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                              CLASS B
                                                      ------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                      ------------------------
                                                        2001         2000(1)
--------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $ 11.710    $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                     $ (0.039)   $(0.029)
Net realized and unrealized gain (loss)                   (0.421)     1.739
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $ (0.460)   $ 1.710
--------------------------------------------------------------------------------
NET ASSET VALUE -- END OF YEAR                          $ 11.250    $11.710
--------------------------------------------------------------------------------

TOTAL RETURN(2)                                            (3.93)%    17.10%
--------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $147,570    $20,690
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                              2.04%      2.45%(4)
   Net investment loss                                     (0.59)%    (0.78)%(4)
Portfolio Turnover of the Fund(5)                             83%       128%
Portfolio Turnover of the Portfolio(6)                        45%        --
--------------------------------------------------------------------------------

(1) For the period from the start of business, January 18, 2000, to October 31, 2000.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4)  Annualized.
(5) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.
(6) For the period from the commencement of the Portfolio's operations, July 23, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                              CLASS C
                                                      ------------------------
                                                        YEAR ENDED OCTOBER 31,
                                                      ------------------------
                                                        2001         2000(1)
--------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $ 12.020    $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                     $ (0.041)   $(0.027)
Net realized and unrealized gain (loss)                   (0.429)     2.047
--------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $ (0.470)   $ 2.020
--------------------------------------------------------------------------------
NET ASSET VALUE -- END OF YEAR                          $ 11.550    $12.020
--------------------------------------------------------------------------------

TOTAL RETURN(2)                                            (3.91)%    20.20%
--------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $139,653    $18,494
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                              2.04%      2.46%(4)
   Net investment loss                                     (0.59)%    (0.81)%(4)
Portfolio Turnover of the Fund(5)                             83%       128%
Portfolio Turnover of the Portfolio(6)                        45%        --
--------------------------------------------------------------------------------

(1) For the period from the start of business, January 24, 2000, to October 31, 2000.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4)  Annualized.
(5) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.
(6) For the period from the commencement of the Portfolio's operations, July 23, 2001 to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                             CLASS D
                                                      -----------------------
                                                           PERIOD ENDED
                                                        OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
Net asset value -- Beginning of period                          $10.000
--------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------
Net investment loss                                             $(0.021)
Net realized and unrealized loss                                 (0.499)
--------------------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS                                      $(0.520)
--------------------------------------------------------------------------------
NET ASSET VALUE -- END OF PERIOD                                $ 9.480
--------------------------------------------------------------------------------

TOTAL RETURN(2)                                                   (5.20)%
--------------------------------------------------------------------------------

Ratios/Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period (000's omitted)                       $ 5,154
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                                     2.03%(4)
   Net investment loss                                            (0.65)%(4)
Portfolio Turnover of the Fund(5)                                    83%
Portfolio Turnover of the Portfolio(6)                               45%
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 15, 2001, to October 31, 2001.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4)  Annualized.
(5) Represents the rate of portfolio activity for the period during which the fund was making investments directly in securities.
(6) For the period from the commencement of the Portfolio's operations, July 23, 2001 to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1    Significant Accounting Policies
-------------------------------------------
     Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B, Class C, and Class D shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note
     6). Class D shares held for eight years will automatically convert to Class A shares. Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Value Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B Income -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund, determined in accordance with accounting principles generally accepted in the United States of America. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. During this period, dividend income was recorded on the ex-dividend date. However, if the ex-dividend date had passed, certain dividends from foreign securities were recorded as the Fund was informed of the ex-dividend date. Interest income was recorded on the accrual basis.

     C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $44,929,910 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2008 ($3,032,527), and on October 31, 2009 ($41,897,383).

     D Other -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

     E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2    Distributions to Shareholders
-------------------------------------------
     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes only are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3    Shares of Beneficial Interest
-------------------------------------------
     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                   YEAR ENDED OCTOBER 31,
                                              --------------------------------
    CLASS A                                   2001                 2000(1)
    --------------------------------------------------------------------------
    Sales                                              11,738,471    2,552,595
    Redemptions                                        (1,235,053)     (72,017)
    --------------------------------------------------------------------------
    NET INCREASE                                       10,503,418    2,480,578
    --------------------------------------------------------------------------

                                                   YEAR ENDED OCTOBER 31,
                                              --------------------------------
    CLASS B                                   2001                 2000(2)
    --------------------------------------------------------------------------
    Sales                                              12,053,273    1,799,129
    Redemptions                                          (706,252)     (31,879)
    --------------------------------------------------------------------------
    NET INCREASE                                       11,347,021    1,767,250
    --------------------------------------------------------------------------

                                                   YEAR ENDED OCTOBER 31,
                                              --------------------------------
    CLASS C                                   2001                 2000(3)
    --------------------------------------------------------------------------
    Sales                                              11,398,616    1,575,540
    Redemptions                                          (843,846)     (36,793)
    --------------------------------------------------------------------------
    NET INCREASE                                       10,554,770    1,538,747
    --------------------------------------------------------------------------

                                              PERIOD ENDED
    CLASS D                                   OCTOBER 31, 2001(4)
    --------------------------------------------------------------------------
    Sales                                                 555,461
    Redemptions                                           (11,755)
    --------------------------------------------------------------------------
    NET INCREASE                                          543,706
    --------------------------------------------------------------------------

(1) For the period from the start of business, December 27, 1999 to October 31, 2000.
(2) For the period from the start of business, January 18, 2000 to October 31, 2000.
(3) For the period from the start of business, January 24, 2000 to October 31, 2000.
(4) For the period from the start of business, March 15, 2001 to October 31, 2001.

4    Transactions with Affiliates
-------------------------------------------
     Prior to the fund's investment in the Portfolio on July 23, 2001, Eaton Vance Management (EVM) earned an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee was at an annual rate of 0.650% of the Fund's average daily net assets up to $500 million and at reduced rates as the daily net assets exceeded that level. For the period from November 1, 2000 to July 22, 2001, the advisory fee amounted to $973,786 for the period. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. An administrative fee is earned by EVM for managing and administering the business affairs of the Fund. Under the administration agreement, EVM earns a fee in the amount of 0.15% per annum of the average daily net assets of the Fund. For the year ended October 31, 2001, the administration fee amounted to $398,405. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $407,356 as its portion of the sales charge on sales of Class A for the year ended October 31, 2001. Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administrative fees earned by EVM and BMR. Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5    Distribution and Service Plans
-------------------------------------------
     The Fund has in  effect  distribution  plans  for  Class B shares  (Class B
     Plan), Class C shares (Class C Plan), and Class D shares (Class D plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B, Class C, and Class D Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B, Class C, and Class D shares, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25%, and 5% of the aggregate amount received by the Fund for

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     the Class B, Class C, and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $649,736, $624,087 and $12,861 for Class B, Class C, and Class D shares, respectively, to or payable to EVD for the year ended October 31, 2001, representing 0.75% of the average daily net assets for Class B, Class C, and Class D shares, respectively. At October 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $6,330,000, $12,109,000 and $273,000 for Class B, Class C, and Class D shares, respectively.

     The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts equal to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, Class C, and Class D shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2001 amounted to $235,231, $216,579, $208,029 and $4,287 for Class A, Class B, Class C,
     and Class D shares, respectively.

6    Contingent Deferred Sales Charge
-------------------------------------------
     A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

     No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B, Class C, and Class D redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B, Class C, and Class D Plans, respectively (see Note 5). CDSC received on Class B, Class C, and Class D redemptions when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $120,000, $21,000, and $4,000 of CDSC paid by shareholders for Class B shares, Class C shares, and Class D shares, respectively for the year ended October 31, 2001.

7    Investment Transactions
-------------------------------------------
     Prior to July 23, 2001, purchases and sales of investments, other than short-term obligations, aggregated $437,100,533 and $158,344,715, respectively. On July 23, 2001, the Fund transferred net assets with a value of $371,516,049 (substantially all its investable assets), including unrealized appreciation of $32,638,286, to the Portfolio in exchange for an interest in the Portfolio. Subsequent to the transfer of net assets to the Portfolio on July 23, 2001, increases and decreases in the Fund's investment in the Portfolio aggregated $127,707,372 and $19,560,359, respectively for the period from July 23, 2001, to October 31, 2001.

8    Line of Credit
-------------------------------------------
     Prior to the Fund's investment in the Portfolio on July 23, 2001, the Fund participated with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings were made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements.
     Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The fund did not have any significant borrowings or allocated fees for the period from November 1, 2000 to July 23, 2001.

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED VALUE FUND:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the Fund) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets and financial highlights for the year ended October 31, 2001 and for the period from the start of business, December 27, 1999, to October 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund at October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS
================================================================================

COMMON STOCKS -- 95.6%

SECURITY                                      SHARES           VALUE
-----------------------------------------------------------------------
Aerospace and Defense -- 2.0%
-----------------------------------------------------------------------
General Dynamics Corp.                        110,000      $  8,976,000
-----------------------------------------------------------------------
                                                           $  8,976,000
-----------------------------------------------------------------------
Banks - Regional -- 3.9%
-----------------------------------------------------------------------
Charter One Financial, Inc.                   150,000      $  4,087,500
M&T Bank Corp.                                 75,000         4,912,500
TCF Financial Corp.                           200,000         8,400,000
-----------------------------------------------------------------------
                                                           $ 17,400,000
-----------------------------------------------------------------------
Building Products -- 1.0%
-----------------------------------------------------------------------
American Standard Companies, Inc.(1)           75,000      $  4,342,500
-----------------------------------------------------------------------
                                                           $  4,342,500
-----------------------------------------------------------------------
Chemicals -- 2.3%
-----------------------------------------------------------------------
Air Products and Chemicals, Inc.              125,000      $  5,005,000
Dow Chemical Co. (The)                        150,000         4,987,500
-----------------------------------------------------------------------
                                                           $  9,992,500
-----------------------------------------------------------------------
Communications Services -- 5.2%
-----------------------------------------------------------------------
BellSouth Corp.                               150,000      $  5,550,000
SBC Communications, Inc.                      250,000         9,527,500
Sprint Corp. (FON Group)                      400,000         8,000,000
-----------------------------------------------------------------------
                                                           $ 23,077,500
-----------------------------------------------------------------------
Computer Services -- 2.5%
-----------------------------------------------------------------------
Computer Sciences Corp.(1)                    100,000      $  3,591,000
DST Systems, Inc.(1)                          125,000         5,118,750
SunGard Data Systems, Inc.(1)                 100,000         2,520,000
-----------------------------------------------------------------------
                                                           $ 11,229,750
-----------------------------------------------------------------------
Computers and Business Equipment -- 2.9%
-----------------------------------------------------------------------
Diebold, Inc.                                 100,000      $  3,630,000
International Business Machines Corp.          85,000         9,185,950
-----------------------------------------------------------------------
                                                           $ 12,815,950
-----------------------------------------------------------------------

SECURITY                                       SHARES           VALUE
-----------------------------------------------------------------------
Consulting -- 1.3%
-----------------------------------------------------------------------
Accenture Ltd., Class A(1)                    325,000      $  5,710,250
-----------------------------------------------------------------------
                                                           $  5,710,250
-----------------------------------------------------------------------
Distribution -- 0.6%
-----------------------------------------------------------------------
United Stationers, Inc.(1)                    100,000      $  2,805,000
-----------------------------------------------------------------------
                                                           $  2,805,000
-----------------------------------------------------------------------
Drugs -- 5.0%
-----------------------------------------------------------------------
Abbott Laboratories                            65,000      $  3,443,700
Elan Corp., PLC - ADR(1)                      100,000         4,565,000
Ivax Corp.(1)                                 150,000         3,082,500
Mylan Laboratories                            100,000         3,687,000
Watson Pharmaceuticals, Inc.(1)               150,000         7,152,000
-----------------------------------------------------------------------
                                                           $ 21,930,200
-----------------------------------------------------------------------
Electric Utilities -- 6.2%
-----------------------------------------------------------------------
Dominion Resources, Inc.                      100,000      $  6,112,000
DTE Energy Co.                                 75,000         3,126,750
Duke Energy Corp.                             250,000         9,602,500
Firstenergy Corp.                             100,000         3,446,000
Reliant Resources, Inc.(1)                    325,000         5,086,250
-----------------------------------------------------------------------
                                                           $ 27,373,500
-----------------------------------------------------------------------
Electrical Equipment -- 0.6%
-----------------------------------------------------------------------
Emerson Electric Co.                           55,000      $  2,696,100
-----------------------------------------------------------------------
                                                           $  2,696,100
-----------------------------------------------------------------------
Electronic Manufacturing Services -- 0.8%
-----------------------------------------------------------------------
Celestica, Inc.(1)                            100,000      $  3,432,000
-----------------------------------------------------------------------
                                                           $  3,432,000
-----------------------------------------------------------------------
Financial Services -- 12.6%
-----------------------------------------------------------------------
A.G. Edwards, Inc.                            175,000      $  6,919,500
Citigroup, Inc.                               250,000        11,380,000
Dun & Bradstreet Corp.(1)                     200,000         6,252,000
Federated Investors, Inc.                     250,000         6,525,000
Freddie Mac                                   175,000        11,868,500
H&R Block, Inc.                               135,000         4,600,800
Legg Mason, Inc.                              100,000         4,211,000

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                       SHARES           VALUE
-----------------------------------------------------------------------

Financial Services (continued)
-----------------------------------------------------------------------
Mellon Financial Corp.                        125,000      $  4,200,000
-----------------------------------------------------------------------
                                                           $ 55,956,800
-----------------------------------------------------------------------
Foods -- 6.6%
-----------------------------------------------------------------------
Dean Foods Co.                                 50,000      $  2,242,500
Flowers Foods, Inc.(1)                         75,000         3,112,500
Kroger Co. (The)(1)                           375,000         9,172,500
Sara Lee Corp.                                300,000         6,687,000
Suiza Foods Corp.(1)                           70,000         4,127,900
Tyson Foods, Inc.                             408,460         3,998,823
-----------------------------------------------------------------------
                                                           $ 29,341,223
-----------------------------------------------------------------------
Furniture Retailer -- 0.5%
-----------------------------------------------------------------------
Haverty Furniture Co., Inc.                   160,000      $  2,000,000
-----------------------------------------------------------------------
                                                           $  2,000,000
-----------------------------------------------------------------------
Household Products -- 1.9%
-----------------------------------------------------------------------
Kimberly-Clark Corp.                          150,000      $  8,326,500
-----------------------------------------------------------------------
                                                           $  8,326,500
-----------------------------------------------------------------------
Instrumentation -- 1.0%
-----------------------------------------------------------------------
Thermo Electron Corp.(1)                      200,000      $  4,228,000
-----------------------------------------------------------------------
                                                           $  4,228,000
-----------------------------------------------------------------------
Insurance -- 5.5%
-----------------------------------------------------------------------
Aflac Corp.                                   175,000      $  4,280,500
Hartford Financial Services Group, Inc.       150,000         8,100,000
MetLife, Inc.                                 125,000         3,362,500
Progressive Corp.                              30,000         4,161,300
Xl Capital Ltd.                                50,000         4,343,000
-----------------------------------------------------------------------
                                                           $ 24,247,300
-----------------------------------------------------------------------
Integrated Oil and Gas -- 3.3%
-----------------------------------------------------------------------
BP Amoco PLC - ADR                            125,000      $  6,042,500
Conoco, Inc.                                  325,000         8,352,500
-----------------------------------------------------------------------
                                                           $ 14,395,000
-----------------------------------------------------------------------

SECURITY                                       SHARES           VALUE
-----------------------------------------------------------------------
Lighting Systems -- 0.2%
-----------------------------------------------------------------------
LSI Industries Inc.                            50,000      $  1,100,000
-----------------------------------------------------------------------
                                                           $  1,100,000
-----------------------------------------------------------------------
Machinery -- 0.6%
-----------------------------------------------------------------------
Deere and Co.                                  75,000      $  2,774,250
-----------------------------------------------------------------------
                                                           $  2,774,250
-----------------------------------------------------------------------
Manufactured Housing -- 0.9%
-----------------------------------------------------------------------
Clayton Homes, Inc.                           300,000      $  4,200,000
-----------------------------------------------------------------------
                                                           $  4,200,000
-----------------------------------------------------------------------
Medical Products -- 2.7%
-----------------------------------------------------------------------
Bard (C.R.), Inc.                             100,000      $  5,490,000
Becton Dickinson and Co.                      175,000         6,265,000
-----------------------------------------------------------------------
                                                           $ 11,755,000
-----------------------------------------------------------------------
Medical Services -- 1.1%
-----------------------------------------------------------------------
Health Management Associates, Inc.,
Class A(1)                                    250,000      $  4,872,500
-----------------------------------------------------------------------
                                                           $  4,872,500
-----------------------------------------------------------------------
Metals - Industrial -- 1.7%
-----------------------------------------------------------------------
Alcan Aluminum Ltd.                           120,000      $  3,666,000
Alcoa, Inc.                                   120,000         3,872,400
-----------------------------------------------------------------------
                                                           $  7,538,400
-----------------------------------------------------------------------
Miscellaneous -- 2.1%
-----------------------------------------------------------------------
Fortune Brands, Inc.                          250,000      $  9,212,500
-----------------------------------------------------------------------
                                                           $  9,212,500
-----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 1.7%
-----------------------------------------------------------------------
Santa Fe International Corp.                  300,000      $  7,302,000
-----------------------------------------------------------------------
                                                           $  7,302,000
-----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 4.0%
-----------------------------------------------------------------------
Louis Dreyfus Natural Gas(1)                   75,000      $  2,970,000
Mitchell Energy & Development Corp., Class A  100,000         5,325,000
Murphy Oil Corp.                               50,000         3,975,000

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                       SHARES           VALUE
-----------------------------------------------------------------------

Oil and Gas - Exploration and Production (continued)
-----------------------------------------------------------------------
XTO Energy, Inc.                              300,000      $  5,400,000
-----------------------------------------------------------------------
                                                           $ 17,670,000
-----------------------------------------------------------------------
Paper and Forest Products -- 1.2%
-----------------------------------------------------------------------
Sappi Ltd. - ADR                              250,000      $  2,385,000
Smurfit-Stone Container Corp.(1)              200,000         2,962,000
-----------------------------------------------------------------------
                                                           $  5,347,000
-----------------------------------------------------------------------
Publishing -- 0.4%
-----------------------------------------------------------------------
Gannett Co., Inc.                              30,000      $  1,896,000
-----------------------------------------------------------------------
                                                           $  1,896,000
-----------------------------------------------------------------------
Restaurants -- 0.7%
-----------------------------------------------------------------------
Outback Steakhouse, Inc.(1)                   110,000      $  3,173,500
-----------------------------------------------------------------------
                                                           $  3,173,500
-----------------------------------------------------------------------
Retail - Specialty and Apparel -- 3.7%
-----------------------------------------------------------------------
Target Corporation                            250,000      $  7,787,500
TJX Companies, Inc.                           250,000         8,450,000
-----------------------------------------------------------------------
                                                           $ 16,237,500
-----------------------------------------------------------------------
Savings & Loans -- 1.9%
-----------------------------------------------------------------------
Dime Bancorp, Inc.                            250,000      $  8,470,000
-----------------------------------------------------------------------
                                                           $  8,470,000
-----------------------------------------------------------------------
Specialty Chemicals -- 2.5%
-----------------------------------------------------------------------
Monsanto Co.                                  275,000      $  8,607,500
Valspar Corp.                                  75,000         2,517,750
-----------------------------------------------------------------------
                                                           $ 11,125,250
-----------------------------------------------------------------------
Transport - Services -- 2.1%
-----------------------------------------------------------------------
FedEx Corp.(1)                                225,000      $  9,243,000
-----------------------------------------------------------------------
                                                           $  9,243,000
-----------------------------------------------------------------------
Transportation -- 1.1%
-----------------------------------------------------------------------
Canadian National Railway Co.                 125,000      $  4,950,000
-----------------------------------------------------------------------
                                                           $  4,950,000
-----------------------------------------------------------------------

SECURITY                                       SHARES           VALUE
-----------------------------------------------------------------------
Trucks and Parts -- 1.3%
-----------------------------------------------------------------------
Oshkosh Truck Corp.                           150,000      $  5,745,000
-----------------------------------------------------------------------
                                                           $  5,745,000
-----------------------------------------------------------------------
Total Common Stocks
   (identified cost $399,948,381)                          $422,887,973
-----------------------------------------------------------------------

COMMERCIAL PAPER -- 4.6%

                                                PRINCIPAL
                                                 AMOUNT
SECURITY                                     (000'S OMITTED)  VALUE
--------------------------------------------------------------------------------
CIT Group Holdings, Inc., 2.63%, 11/1/01        $ 10,306      $ 10,306,000
General Electric Capital Co., 2.64%, 11/1/01      10,307        10,307,000
--------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $20,613,000)                           $ 20,613,000
--------------------------------------------------------------------------------
Total Investments -- 100.2%
   (identified cost $420,561,381)                             $443,500,973
--------------------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.2)%                      $ (1,053,845)
--------------------------------------------------------------------------------
Net Assets -- 100.0%                                          $442,447,128
--------------------------------------------------------------------------------

ADR  - American Depository Receipt

(1)  Non-income producing security.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost, $420,561,381)           $443,500,973
Cash                                                                   1,642
Receivable for investments sold                                    4,655,147
Dividends receivable                                                 278,900
Prepaid expenses                                                       2,315
--------------------------------------------------------------------------------
TOTAL ASSETS                                                    $448,438,977
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                               $  5,965,546
Accrued expenses                                                      26,303
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $  5,991,849
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $442,447,128
--------------------------------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals         $419,507,536
Net unrealized appreciation
   (computed on the basis of identified cost)                     22,939,592
--------------------------------------------------------------------------------
TOTAL                                                           $442,447,128
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
OCTOBER 31, 2001(1)
Investment Income
--------------------------------------------------------------------------------
Dividends (net of foreign taxes, $2,286)                        $  1,416,536
Interest                                                             195,039
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         $  1,611,575
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                          $    749,662
Custodian fee                                                         34,253
Legal and accounting services                                         23,787
Miscellaneous                                                          6,994
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  $    814,696
--------------------------------------------------------------------------------

NET INVESTMENT INCOME                                           $    796,879
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)              $(28,414,129)
--------------------------------------------------------------------------------
NET REALIZED LOSS                                               $(28,414,129)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                          $ (9,698,694)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $ (9,698,694)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                $(38,112,823)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                      $(37,315,944)
--------------------------------------------------------------------------------

(1) For the period from the start of business, July 23, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                     PERIOD ENDED
IN NET ASSETS                                           OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
From operations --
   Net investment income                                $           796,879
   Net realized loss                                            (28,414,129)
   Net change in unrealized appreciation (depreciation)          (9,698,694)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS              $       (37,315,944)
--------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by the Eaton Vance
      Tax-Managed Value Fund                            $       371,516,049
   Contributions                                                127,707,372
   Withdrawals                                                  (19,560,359)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS    $       479,663,062
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                              $       442,347,118
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                  $           100,010
--------------------------------------------------------------------------------
AT END OF PERIOD                                        $       442,447,128
--------------------------------------------------------------------------------

(1) For the period from the start of business, July 23, 2001, to October 31, 2001.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

SUPPLEMENTARY DATA

                                                           PERIOD ENDED
                                                        OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
   Expenses                                                         0.70%(2)
   Net investment income                                            0.69%(2)
Portfolio Turnover                                                    45%
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                       $442,447
--------------------------------------------------------------------------------

(1) For the period from the start of business, July 23, 2001 to October 31, 2001.
(2)  Annualized.

                        SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1    Significant Accounting Policies
-------------------------------------------
     Tax-Managed Value Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on February 13, 2001, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of value securities, primarily in well-established U.S. companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Over-the-counter options are normally valued at the mean between the latest bid and asked price. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D Financial Futures Contract -- Upon entering a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on daily fluctuations in the value of the underlying security and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

     F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     G Other -- Investment transactions are accounted for on a trade date basis.

2    Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
     The  investment  adviser fee is earned by Boston  Management  and  Research
     (BMR),  a  wholly-owned  subsidiary  of Eaton Vance  Management  (EVM),  as

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee in the amount of 13/240 of 1% (equal to 0.650% annually) of average daily net assets of the Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the period from the commencement of operations, July 23, 2001 to October 31, 2001, the advisory fee amounted to $749,662. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2001, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    Investment Transactions
-------------------------------------------
     Purchases and sales of investments, other than short-term obligations, aggregated $285,207,637 and $178,274,493 respectively, for the period from the commencement of operations, July 23, 2001 to October 31, 2001.

4    Federal Income Tax Basis of Investments
-------------------------------------------
     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2001, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $420,584,637
    ------------------------------------------------------
    Gross unrealized appreciation             $ 29,615,196
    Gross unrealized depreciation               (6,698,860)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 22,916,336
    ------------------------------------------------------

5    Financial Instruments
-------------------------------------------
     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2001.

6    Line of Credit
-------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees for the period from the start of business, July 23, 2001 to October 31, 2001.

7    Transfer of Assets
-------------------------------------------
     Investment operations began on July 23, 2001 with the acquisition of net assets of Eaton Vance Tax-Managed Value Fund of $371,516,049 in exchange for an interest in the Portfolio, including net unrealized appreciation of $32,638,286. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

TAX-MANAGED VALUE PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED VALUE PORTFOLIO:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Value Portfolio (the Portfolio) as of October 31, 2001, and the related statement of operations, the statements of changes in net assets, and the supplementary data for the period from the start of business, July 23, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Value Portfolio at October 31, 2001, the results of its operations, the changes in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

EATON VANCE TAX-MANAGED VALUE FUND AS OF OCTOBER 31, 2001
================================================================================
INVESTMENT MANAGEMENT
================================================================================

EATON VANCE TAX-MANAGED VALUE FUND

Officers                        Trustees

James B. Hawkes                 Jessica M. Bibliowicz
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
Willam H. Ahern, Jr.
Vice President                  Donald R. Dwight
                                President, Dwight Partners, Inc.
Thomas J. Fetter
Vice President                  Samuel L. Hayes, III
                                Jacob H. Schiff Professor of Investment
Armin J. Lang                   Banking Emeritus, Harvard University
Vice President                  Graduate School of Business Administration

Michael R. Mach                 Norton H. Reamer
Vice President                  Chairman and Chief Operating Officer,
                                Hellman, Jordan Management Co., Inc.
Robert B. MacIntosh             President, Jordan Simmons Capital LLC
Vice President                  and Unicorn Corporation

Walter A. Row, III              Lynn A. Stout
Vice President                  Professor of Law,
                                UCLA School of Law
Edward E. Smiley, Jr.
Vice President                  Jack L. Treynor
                                Investment Adviser and Consultant
James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

TAX-MANAGED VALUE PORTFOLIO

Officers                        Trustees

James B. Hawkes                 Jessica M. Bibliowicz
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
Michael R. Mach
Vice President and              Donald R. Dwight
Portfolio Manager               President, Dwight Partners, Inc.

James L. O'Connor               Samuel L. Hayes, III
Treasurer                       Jacob H. Schiff Professor of Investment
                                Banking Emeritus, Harvard University
Alan R. Dynner                  Graduate School of Business Administration
Secretary
                                Norton H. Reamer
                                Chairman and Chief Operating Officer,
                                Hellman, Jordan Management Co., Inc.
                                President, Jordan Simmons Capital LLC
                                and Unicorn Corporation

                                Lynn A. Stout
                                Professor of Law,
                                UCLA School of Law

                                Jack L. Treynor
                                Investment Adviser and Consultant

INVESTMENT ADVISER AND ADMINISTRATOR OF EATON VANCE TAX-MANAGED VALUE FUND Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

                           EATON VANCE FUNDS
                        EATON VANCE MANAGEMENT
                    BOSTON MANAGEMENT AND RESEARCH
                     EATON VANCE DISTRIBUTORS, INC.

                           --------------
                           PRIVACY NOTICE
                           --------------

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies,

                      call: 1-800-262-1122



EATON VANCE TAX-MANAGED VALUE FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

501-12/01                                                                TVSRC

  LOGO





                             EATON VANCE TAX-MANAGED
                            SMALL-CAP GROWTH FUND 1.1


          A diversified fund seeking long-term, after-tax returns by investing in emerging growth companies

                                Prospectus Dated

                                  March 1, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



Information in this prospectus
                                       Page                                 Page
--------------------------------------------------------------------------------
Fund Summary                            2       Sales Charges                 7
Investment Objective & Principal                Redeeming Shares              9
  Policies and Risks                    5       Shareholder Account
Management and Organization             6         Features                   10
Valuing Shares                          7       Tax Information              11
Purchasing Shares                       7       Financial Highlights         12
--------------------------------------------------------------------------------


 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The investment objective of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. Emerging growth companies are small-cap companies with market capitalizations comparable to those of companies included in the Standard & Poor's 600 SmallCap Index and that have expected growth rates over the long-term that substantially exceed U.S. market averages. Although it invests primarily in domestic companies, the Fund may invest up to 25% of its total assets in foreign securities. The Fund may engage in derivative transactions (such as purchased puts, equity swaps, covered short sales and stock index futures) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. Some of the securities held by the Fund may be subject to restrictions on resale.

The Fund pursues its investment objective by investing its assets in a separate registered investment company with the same investment objective and policies as the Fund. Fund shares are no longer available to new investors.

TAX-MANAGED INVESTING.

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund approaches its investments from the perspective of a taxpaying shareholder. Buy and sell decisions are made by balancing investment considerations and tax considerations, taking into account the taxes payable by shareholders in connection with Fund distributions of investment income and net realized capital gains. Among the techniques and strategies used in the tax-efficient management of the Fund are the following:

     *    investing primarily in lower-yielding growth stocks;

     *    purchasing stocks primarily from a long-term perspective;

     *    generally   maintaining   low   portfolio   turnover  of  stocks  with
          appreciated gains;

     *    attempting to avoid net realized short-term gains;

     *    when appropriate, selling stocks trading below cost to realize losses;

     * in selling appreciated stocks, selecting the most tax-favored share lots; and

     * selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains (taxed as long-term capital gains). The Fund can generally be expected to distribute a smaller percentage of returns each year than equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

PRINCIPAL RISK FACTORS. The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of U.S. stocks, the value of the Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

In addition to general stock market risk, Fund shares are also sensitive to factors affecting emerging growth companies. The securities of emerging growth companies are generally subject to greater price fluctuation and investment risk than securities of more established companies.

Because the Fund invests a portion of its assets in foreign securities, the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. The use of derivative transactions is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or market movements. Securities subject to restrictions on resale are often less liquid and more difficult to value.

The Fund is not a complete investment program and you may lose money by investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each calendar year through December 31, 2001 and do not reflect sales charges. If the sales charge was reflected, the returns would be lower. The table contains the returns for each Class of shares and a comparison of the Fund's performance to the performance of a broad-based, unmanaged market index of 600 small capitalization stocks. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates the risk that the value of your investment will change.

        11.91%          46.42%         -10.87%         -23.44%
   ---------------------------------------------------------------
         1998            1999            2000            2001

The highest quarterly total return for Class A was 32.66% for the quarter ended December 31, 1999, and the lowest quarterly return was -29.29% for the quarter ended September 30, 2001.

Average Annual Total Return as of December 31, 2001      One Year   Life of Fund
--------------------------------------------------------------------------------
Class A Return Before Taxes                              -27.84%       1.08%
Class A Return After Taxes on Distributions              -27.84%       1.08%
Class A Return After Taxes on Distributions and the
  Sale of Class A Shares                                 -16.96%       0.87%
Class B Return Before Taxes                              -27.88%       1.23%
Class C Return Before Taxes                              -24.81%       1.59%
Standard & Poor's 600 Small Cap Index                      6.51%       5.98%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B and Class C. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares. Class A Return After Taxes on Distributions is the same as Class A Return Before Taxes because no distributions were paid on Class A shares. Class A Return After Taxes on Distributions and the Sale of Class A Shares for One Year is higher than Class A Return After Taxes on Distributions for One Year because of realized losses. Class A commenced operations on September 25, 1997 and Class B and Class C commenced operations on September 29, 1997. Life of Fund returns are calculated from September 30, 1997. The Standard & Poor's 600 Index is a broad-based unmanaged market index of 600 small capitalization stocks. Investors cannot invest directly in an Index. (Source for Standard & Poor's 600 Small Cap Index: Lipper Inc.)

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees
(fees paid directly from your investment)                                       Class A         Class B         Class C
--------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)                 5.75%           None            None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of
   net asset value at time of purchase or time of redemption)                   None            5.00%           1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions                 None            None            None
Exchange Fee                                                                    None            None            None

Annual Fund Operating Expenses
(expenses that are deducted from
Fund and Portfolio assets)                      Class A   Class B   Class C
--------------------------------------------------------------------------------
Management Fees                                 0.625%    0.625%    0.625%
Distribution and Service (12b-1) Fees*          0.250%    1.000%    1.000%
Other Expenses                                  0.295%    0.295%    0.295%
                                                ------    ------    ------
Total Annual Fund Operating Expenses**          1.170%    1.920%    1.920%

*    Class A Service Fees are paid pursuant to a Service Plan.
** During the fiscal year ended October 31, 2001, Total Annual Fund Operating Expenses were 1.14%, 1.90% and 1.90% for Class A, Class B and Class C, respectively, due to fee reductions. The fee reductions could be terminated at any time.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                    1  Year    3 Years    5 Years    10 Years
-------------------------------------------------------------------------------
Class A shares                     $   687    $   925    $ 1,182      $ 1,914
Class B shares                     $   695    $ 1,003    $ 1,237      $ 2,243
Class C shares                     $   295    $   603    $ 1,037      $ 2,243

You would pay the following expenses if you did not redeem your shares:

                                    1 Year     3 Years    5 Years    10 Years
--------------------------------------------------------------------------------
Class A shares                     $  687    $   925    $ 1,182      $ 1,914
Class B shares                     $  195    $   603    $ 1,037      $ 2,243
Class C shares                     $  195    $   603    $ 1,037      $ 2,243

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities of emerging growth companies. The Fund currently seeks to meet its objective by investing in Tax-Managed Small-Cap Growth Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.

The Portfolio invests in a broadly diversified selection of publicly-traded equity securities of emerging growth companies that are believed to have superior long-term earnings growth prospects. The investment adviser considers "emerging growth companies" to be small-cap companies with market capitalizations comparable to those of companies included in the Standard & Poor's 600 SmallCap Index and that are expected to demonstrate earnings growth over the long-term that substantially exceeds the average earnings growth rates of all publicly-traded companies in the United States.

Under normal market conditions, the Portfolio will invest at least 80% of its total assets in equity securities of small-cap emerging growth companies. Many small-cap emerging growth companies are in the early stages of their development, are more dependent on fewer products, services, markets or financial resources or may depend upon a more limited management group than more established companies, may lack substantial capital reserves and do not have established performance records. Small-cap emerging growth stocks frequently have less trading volume than stocks of more established companies making them more volatile and difficult to value.

The portfolio manager seeks to purchase securities that are reasonably priced in relation to their fundamental value. In making investment decisions, the portfolio manager relies on the investment adviser's research staff. In selecting companies for investment, the investment adviser may consider overall growth prospects, financial condition, competitive position, technology, marketing expertise, profit margins, return on investment, capital resources, management and other factors. As noted below, the portfolio manager may sell securities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy will increase the Portfolio's turnover rate. A fund with a high turnover rate (100% or more) pays more commissions, which may reduce return.

The Portfolio seeks to achieve long-term, after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Portfolio's investment income and realized capital gains. Fund distributions that are taxed as ordinary income are minimized by investing principally in lower-yielding emerging growth stocks and by generally avoiding net realized short-term capital gains. Fund distributions taxed as long-term capital gains are minimized by avoiding or minimizing the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager may sell securities to realize capital losses that can be used to offset realized gains.

To protect against price declines in securities holdings with large accumulated gains, the Portfolio may use various hedging techniques (such as purchased exchange-traded and over-the-counter put options, equity collars (combining the purchase of a put option and the sale of a call option), equity swaps, covered short sales, and the purchase or sale of stock index futures contracts. By using these techniques rather than selling appreciated securities, the Portfolio can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Portfolio to enhance returns or as a substitute for the purchase or sale of securities.

The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, the Portfolio may be forced to deliver appreciated stock to close the short position, causing a recognition of gain. The Portfolio normally intends to deliver newly acquired stock to close a short position. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors.

The Portfolio may invest up to 25% of assets in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the

United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to the Portfolio's 25% limitation on investing in foreign securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

As noted above the portfolio managers may sell securities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy will increase Portfolio turnover rate and the trading costs it incurs. Higher trading costs may reduce return.

BENEFITS OF INVESTING IN THE PORTFOLIO. Investing in the Portfolio enables the Fund to participate in an established investment portfolio without being exposed to potential tax liability for unrealized gains accrued prior to the Fund's inception. Securities with accumulated gains constitute a substantial portion of the assets of the Portfolio. If these securities are sold, the gains accumulated prior to the Fund's inception are not allocated to the Fund or its shareholders.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $55 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to 0.625% annually of the average daily net assets of the Portfolio up to $500 million. On net assets of $500 million and over the annual fee is reduced. For the period from the start of business, March 1, 2001, to the fiscal year ended October 31, 2001, the Portfolio paid BMR advisory fees equivalent to 0.625% (annualized) of its average daily net assets.

Prior to March 1, 2001, the assets of Tax-Managed Small-Cap Growth Portfolio's predecessor were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the period from November 1, 2000, to February 28, 2001, the Portfolio's predecessor paid Eaton Vance advisory fees equivalent to 0.625% (annualized) of its average daily net assets.

Edward E. Smiley, Jr. has served as portfolio manager of the Portfolio (and its predecessor) since operations commenced. He is a Vice President of Eaton Vance and BMR, and also manages other Eaton Vance portfolios. Prior to joining Eaton Vance in 1996, he was Senior Product Manager, Equity Management for TradeStreet Investment Associates, Inc., a wholly-owned subsidaiary of NationsBank.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. Eaton Vance does not currently receive a fee for serving as administrator.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. Exchange-listed securities are valued at closing sale prices. The investment adviser may use the fair value of a security if events occurring after the close of a securities market would materially affect net asset value or market prices are unavailable. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-866-386-3537. Your initial investment must be at least $1,000. The price of Class A shares is the net asset value plus a sales charge. The price of Class B and Class C shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B shares within six years of purchase and Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which Class of shares suits your investment needs.

After your initial investment, additional investments of $50 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may also make automatic investments of $50 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

You may purchase Fund shares in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

SALES CHARGES

FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                             Sales Charge             Sales Charge        Dealer Commission
                                           as Percentage of      as Percentage of Net     as a Percentage of
Amount of Purchase                          Offering Price          Amount Invested         Offering Price
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%                   6.10%                   5.00%
$50,000 but less than $100,000                  4.75%                   4.99%                   4.00%
$100,000 but less than $250,000                 3.75%                   3.90%                   3.00%
$250,000 but less than $500,000                 3.00%                   3.09%                   2.50%
$500,000 but less than $1,000,000               2.00%                   2.04%                   1.75%
$1,000,000 or more                              0.00*                   0.00*               See Below

* No sales charge is payable at the time of purchase on investments of $1 million or more. A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 12 months of purchase.

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases totalling $1 million or more will generally be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay a fee monthly in arrears to investment dealers based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase                                      CDSC
--------------------------------------------------------------------------------
First or Second                                                         5%
Third                                                                   4%
Fourth                                                                  3%
Fifth                                                                   2%
Sixth                                                                   1%
Seventh or following                                                    0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.


REDUCING OR ELIMINATING  SALES CHARGES.  Front-end sales charges on purchases of
Class A shares may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, the sales charges you pay are reduced if the current market value of your current holdings (based on the current offering price), plus your new purchases, total $50,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.

Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Ask your investment dealer for details. Class A shares are also sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with Eaton Vance, provided the redemption occurred within 60 days of the Fund share purchase and the redeemed shares were subject to a sales charge. Class A shares so acquired will be subject to a 0.50% CDSC if they are redeemed within 12 months of purchase. Investment dealers will be paid a commission on such sales equal to 0.50% of the amount invested.

CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B and Class C shares, in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

DISTRIBUTION AND SERVICE FEES. Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B and Class C shares pay distribution fees of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. The principal underwriter pays commissions to investment dealers on sales of Class B and Class C shares (except exchange transactions and reinvestments). The sales commission on Class B shares equals 4% of the purchase price of the shares. The principal underwriter compensates investment dealers who sell Class C shares at a rate of 1.00% of the purchase price of the shares, consisting of 0.75% of sales commission and 0.25% of service fees (for the first year's service). After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. All Classes pay service fees for personal and/or account services equal to 0.25% of average daily net assets annually. After the sale of shares, the principal underwriter receives service fees for one year and thereafter investment dealers generally receive them based on the value of shares sold by such dealers.

Class B and Class C distribution fees are subject to termination when payments under the Rule 12b-1 plans are sufficient to extinguish uncovered distribution charges. As described in the Statement of Additional Information, uncovered distribution charges of a Class are increased by sales commissions payable by the Class to the principal underwriter in connection with sales of shares of that Class and by an interest factor tied to the U.S. Prime Rate. Uncovered distribution charges are reduced by the distribution fees paid by the Class and by CDSCs paid to the Fund by redeeming shareholders. The amount of the sales commissions payable by Class B to the principal underwriter in connection with sales of Class B shares is significantly less than the maximum permitted by the sales charge rule of the National Association of Securities Dealers, Inc. To date, neither Class B nor Class C uncovered distribution charges have been fully covered.

REDEEMING SHARES

You can redeem shares in any of the following ways:
  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone          You  can redeem  up to $100,000 by calling  the transfer
                        agent at  1-800-262-1122 on Monday through  Friday, 9:00
                        a.m.  to  4:00   p.m.  (eastern time).   Proceeds  of  a
                        telephone redemption can be mailed only to the account address. Shares held by corporations, trusts or certain other entities and shares that are subject to fiduciary arrangements cannot be redeemed by telephone.

  Through an            Your investment  dealer is responsible  for transmitting
  Investment Dealer     the  order promptly. An  investment dealer may  charge a
                        fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

MEETING REDEMPTIONS BY DISTRIBUTING PORTFOLIO SECURITIES. The Fund currently pays shareholder redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing Portfolio securities chosen by the investment adviser. The Fund would only distribute readily marketable securities, which would be valued pursuant to the Portfolio's valuation procedures. Redeeming shareholders who receive securities could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities. If the Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part with cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.


DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

     * Full Reinvest Option     Dividends  and capital  gains are  reinvested in
                                additional shares. This option will be assigned if you do not specify an option.

     * Partial Reinvest Option  Dividends are paid in cash and capital gains are reinvested  in  additional  shares.

     * Cash Option              Dividends and capital gains are paid in cash.

     * Exchange Option          Dividends  and/or capital  gains are  reinvested
                                in additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

INFORMATION FROM THE FUND. From time to time, you may be mailed the following:

     * Annual and Semi-Annual Reports, containing performance information and financial statements.

     * Periodic account statements, showing recent activity and total share balance.

     * Form 1099 and tax information needed to prepare your income tax returns.

     *    Proxy materials, in the event a shareholder vote is required.

     *    Special notices about significant events affecting your Fund.

WITHDRAWAL PLAN. You may redeem shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts must be at least $200 per year, or a specified percentage of net asset value of at least 4% but not more than 12% annually of the greater of either the initial account balance or the current account balance. These withdrawals will not be subject to a CDSC. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund or, in the case of Class B and Class C shares, Eaton Vance Money Market Fund. Exchanges are generally made at net asset value. If you hold Class A shares for less than six months and exchange them for shares subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. Distributions of investment income and net realized short-term capital gains are taxable as ordinary income. Distributions of net realized long-term capital gains are taxable as long-term gains. Different Classes will generally distribute different distribution amounts. The Fund expects to pay any required distributions annually. Distributions are taxable whether paid in cash or in additional Fund shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are realized but not distributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past three years and for the period from the start of business, September 25, 1997, to October 31, 1997. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                    YEAR ENDED OCTOBER 31,
                                                             ----------------------------------------------------------------------
                                                                           2001                               2000
                                                             ----------------------------------------------------------------------
                                                              CLASS A    CLASS B     CLASS C    CLASS A     CLASS B      CLASS C
-----------------------------------------------------------------------------------------------------------------------------------
  Net asset value - Beginning of year                        $16.490     $16.120    $16.050     $13.110     $12.910      $12.860
                                                             -------    --------    -------    --------    --------     --------
  Income (loss) from operations
  Net investment income (loss)                               $(0.110)    $(0.197)   $(0.198)    $(0.062)    $(0.167)     $(0.154)
  Net realized and unrealized gain (loss)                     (6.540)     (6.383)    (6.352)      3.442       3.377        3.344
                                                             -------    --------    -------    --------    --------     --------
  Total income (loss) from operations                        $(6.650)    $(6.580)   $(6.550)     $3.380      $3.210       $3.190
                                                             -------    --------    -------    --------    --------     --------
  Net asset value - End of year                               $9.840      $9.540     $9.500     $16.490     $16.120      $16.050
                                                             =======    ========    =======    ========    ========     ========
  Total Return(2)                                             (40.33)%    (40.82)%   (40.81)%     25.78%      24.86%       24.80%
  Ratios/Supplemental Data
  Net assets, end of year (000's omitted)                    $81,608    $132,892    $66,550    $145,852    $228,177     $111,731
  Ratios (as a percentage of average daily net assets):
   Expenses(4)                                                  1.16%       1.92%      1.92%       1.07%       1.82%        1.85%
   Expenses after custodian fee reduction(4)                    1.14%       1.90%      1.90%         --          --           --
   Net investment income (loss)                                (0.83)%     (1.58)%    (1.58)%     (0.49)%     (1.24)%      (1.27)%
  Portfolio Turnover of the Fund(5)                               22%         22%        22%         77%         77%          77%
  Portfolio Turnover of the Portfolio(6)                          38%         38%        38%         --          --           --

                                                   (See footnotes on last page.)

                                                                          Year Ended October, 31
                                         -------------------------------------------------------------------------------------------
                                                     1999                          1998                        1997(1)
                                         -------------------------------------------------------------------------------------------
                                         Class A   Class B   Class C   Class A   Class B   Class C   Class A   Class B   Class C
                                         -------------------------------------------------------------------------------------------
Net asset value - Beginning of year      $ 9.460   $ 9.390   $ 9.370   $ 9.740   $ 9.740   $ 9.720   $10.000   $10.000   $10.000
                                         --------  --------  --------  --------  --------  --------  --------  --------  --------
Income (loss) from operations
Net investment income (loss)             $(0.053)  $(0.128)  $(0.135)  $(0.040)  $(0.090)  $(0.092)  $ 0.008   $ 0.005   $ 0.003
Net realized and unrealized gain (loss)    3.703     3.648     3.625    (0.240)   (0.260)   (0.258)   (0.268)   (0.265)   (0.283)
                                         --------  --------  --------  --------  --------  --------  --------  --------  --------
Total Income (loss) from operations      $ 3.650   $ 3.520   $ 3.490   $(0.280)  $(0.350)  $(0.350)  $(0.260)  $(0.260)  $(0.280)
                                         --------  --------  --------  --------  --------  --------  --------  --------  --------
Net asset value - End of year            $13.110   $12.910   $12.860   $ 9.460   $ 9.390   $ 9.370   $ 9.740   $ 9.740   $ 9.720
                                         ========  ========  ========  ========  ========  ========  ========  ========  ========
Total Return(2)                            38.58%    37.49%    37.25%    (2.87)%   (3.59)%   (3.60)%   (2.60)%   (2.60)%   (2.80)%

Ratios/Supplemental Data
Net assets, end of year (000's omitted)  $57,518  $105,949   $39,487   $28,035   $52,641   $18,455   $ 3,925   $ 8,613   $ 2,051
Ratios (as a percentage of average daily net assets):
  Expenses(3)                               1.04%     1.81%     1.95%     1.21%     2.04%     2.21%     0.63%(4)  1.37%(4)  1.56%(4)
  Net investment income (loss)             (0.55)%   (1.33)%   (1.47)%   (0.57)%   (1.41)%   (1.58)%    1.83%(4)  1.13%(4)  0.90%(4)
Portfolio turnover of the Fund(5)             80%       80%       80%      110%      110%      110%        7%        7%        7%

(1) For Class A for the period from the start of business, September 25, 1997, to October 31, 1997 and for Class B and Class C for the period from the start of business, September 29, 1997, to October 31, 1997.

(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(3)  Includes the Fund's share of the Portfolio's allocated expenses.

(4)  Annualized.

(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities

(6) For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

  LOGO



MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com



     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                   PFPC, Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122



The Fund's SEC File No. is 811-4015.                                      MG1.1P




                                          (C) 2002 Eaton Vance Management

                                                          STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                          March 1, 2002








                             Eaton Vance Tax-Managed
                            Small-Cap Growth Fund 1.1


                            The Eaton Vance Building
                                255 State Street
                          Boston, Massachusetts 02109
                                 1-800-225-6265


This Statement of Additional Information ("SAI") provides general information about the Fund and the Portfolio. The Fund is a series of Eaton Vance Mutual Funds Trust. Capitalized terms used in this SAI and not otherwise defined have the meanings given to them in the prospectus. This SAI contains additional information about:

                                Page                                        Page
Strategies and Risks             2      Purchasing and Redeeming Shares       14
Investment Restrictions          4      Sales Charges                         15
Management and Organization      6      Performance                           17
Investment Advisory and                 Taxes                                 18
  Administrative Services       11      Portfolio Securities
Other Service Providers         12        Transactions                        20
Calculation of Net Asset Value  13      Financial Statements                  22

Appendix A: Class A Fees, Performance and Ownership                           23
Appendix B: Class B Fees, Performance and Ownership                           24
Appendix C: Class C Fees, Performance and Ownership                           25


This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the Fund's prospectus dated March 1, 2002, as supplemented from time to time, which is incorporated herein by reference. This SAI should be read in conjunction with the prospectus, which may be obtained by calling 1-800-225-6265.

(C) 2002 Eaton Vance Management

The following defined terms may be used herein: "SEC" for the Securities and Exchange Commission; "CFTC" for the Commodities Futures Trading Commission; "Code" for the Internal Revenue Code of 1986, as amended; "1940 Act" for the Investment Company Act of 1940, as amended; and "NASD" for the National Association of Securities Dealers, Inc. For purposes of the Portfolio's policy of investing at least 80% of net assets in equity securities of emerging growth companies, "net assets" will include any borrowings made for investment purposes. This policy will not be revised unless Fund shareholders are notified of the proposed change at least sixty days in advance of the proposed change.

                              STRATEGIES AND RISKS

The Portfolio's primary strategies are defined in the prospectus. The following is a description of the various investment practices in which the Portfolio may engage, whether as a primary or secondary strategy, and a summary of certain attendant risks. The Portfolio's investment adviser may not buy any of the following instruments or use any of the following techniques unless it believes that doing so will help the Portfolio achieve its investment objective.

Tax-Managed Investing. Taxes are a major influence on the net returns that investors receive on their taxable investments. There are four components of the returns of an equity mutual fund - price appreciation, distributions of income and distributions of realized short-term and long-term capital gains - which are treated differently for federal income tax purposes. Distributions of net investment income and net realized short-term gains (on stocks held for one year or less) are taxed as ordinary income, at rates as high as 38.6%. Distributions of realized long-term gains (on stocks held for more than one year) are taxed at rates up to 20%. Returns derived from price appreciation are untaxed until the shareholder redeems his or her shares. Upon redemption, a capital gain (short-term, if the shareholder has held his or her shares for one year or less, otherwise long-term) equal to the difference between the net proceeds of the redemption and the shareholder's adjusted tax basis is realized.

The Fund is similar to retirement planning products such as variable annuities and IRAs in that they are vehicles for long-term, tax-deferred investing. As a mutual fund, however, the Fund avoids a number of structural disadvantages inherent in a variable annuity - including the limitations and penalties on early withdrawals, the taxing of all income and gain upon withdrawal at ordinary income rates, and the inability to gain a step up in basis at death. Variable annuities offer tax-free exchanges and a death benefit, which are not offered by the Fund. Eligibility to invest in IRAs and annual contributions to IRAs are limited. Contributions to deductible IRAs can be made from pre-tax dollars and distributions from Roth IRAs are not taxed if certain requirements are met.

An analysis of long-term hypothetical returns achievable from a tax-managed equity fund that achieves returns predominantly from unrealized gains compared to a conventional equity mutual fund and a variable annuity can illustrate the fundamental soundness of a tax-managed equity fund investment. Assuming identical annual pre-tax returns, over a holding period of several years a tax-managed fund can generate liquidation proceeds higher than a conventional managed equity mutual fund and a variable annuity. If the investments are passed into an estate (thereby triggering a step-up in basis), the relative performance advantage of a tax-managed fund compared to a conventional fund or to a variable annuity can be substantial, again assuming equivalent annual returns before taxes. Of course, actual returns achieved by long-term investors in the Fund cannot be predicted.

Equity  Investments.  The  Portfolio  invests  primarily  in common  stocks  and securities convertible into common stocks. The Portfolio also may invest in investment-grade preferred stocks, debt securities (normally limited to securities convertible into common stocks), warrants and other securities and instruments.

Foreign Investments. Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets is less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of a foreign issuer and are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

Foreign Currency Transactions. The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes. Cross-hedging may be used by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the investment adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets.

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as a counterparty.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security, index or currency) may be purchased or sold to enhance return (which may be considered speculative), to hedge against fluctuations in securities prices, market conditions or currency exchange rates, or as a substitute for the purchase or sale of securities or currencies. Such transactions may be in the U.S. or abroad and may include the purchase or sale of futures contracts on indices and options on stock index futures, the purchase of put options and the sale of call options on securities held, equity swaps and the purchase and sale of currency futures and forward foreign currency exchange contracts. Transactions in derivative instruments involve a risk of loss or depreciation due to: unanticipated adverse changes in securities prices, interest rates, indices, the other financial instruments' prices or currency exchange rates; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised.
Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Code limit the use of derivative instruments. Under regulations of the CFTC, the use of futures transactions for non-hedging purposes is limited. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the investment adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

A put option on a security may be written only if the investment adviser intends to acquire the security. Credit exposure on equity swaps to any one counterparty will be limited to 5% or less of net assets. Call options written on securities will be covered by ownership of the securities subject to the call option or an offsetting option.

Asset Coverage. To the extent required by SEC guidelines, the Portfolio will only engage in transactions that expose it to an obligation to another party if it owns either (1) an offsetting ("covered") position for the same type of financial asset, or (2) cash or liquid securities, held in a segregated account with its custodian, with a value sufficient at all times to cover its potential obligations not covered as provided in (1). Assets used as cover or held in a segregated account cannot be sold while the position(s) requiring cover is open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to cover or segregated accounts could impede portfolio management or the ability to meet redemption requests or other current obligations.

Lending Portfolio Securities. The Portfolio may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law. The Portfolio may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. In the judgment of the investment adviser the loans will be made only to organizations whose credit quality or claims paying ability is considered to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justify the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the investment adviser.

Short Sales. The Portfolio may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver appreciated stock to close the position if the borrowed stock is called in by the lender. These transactions may also require the current recognition of taxable gain under certain tax rules applicable to constructive sales. The Portfolio expects normally to close its short sales against-the-box by delivering newly-acquired stock.

The ability to use short sales against-the-box, certain equity swaps and certain equity collar strategies as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out within thirty days of the end of the Portfolio's taxable year and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Temporary Investments. The Portfolio may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, certificates of deposit, short-term notes and short-term U.S. Government obligations.

Portfolio Turnover. The Portfolio cannot accurately predict its portfolio turnover rate, but it is anticipated that the annual turnover rate will generally be lower than that of most other emerging growth funds, except to the extent the Portfolio sells securities in order to generate capital losses. Selling securities to generate capital losses will increase the Portfolio's turnover rate and the trading costs it incurs.

                             INVESTMENT RESTRICTIONS

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of the outstanding shares of the Fund. Accordingly, the Fund may not:

     (1) Borrow money or issue senior securities except as permitted by the 1940 Act;
     (2) Purchase any securities or evidences of interest therein on "margin," that is to say in a transaction in which it has borrowed all or a portion of the purchase price and pledged the purchased securities or evidences of interest therein as collateral for the amount so borrowed;
     (3)  Engage in the underwriting of securities;
     (4) Buy or sell real estate (although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate), commodities or commodity contracts for the purchase or sale of physical commodities;
     (5) Make loans to other persons, except by (a) the acquisition of debt securities and making portfolio investments, (b) entering into repurchase agreements and (c) lending portfolio securities;
     (6) With respect to 75% of its total assets, invest more than 5% of its total assets (taken at current value) in the securities of anyone issuer, or invest in more than 10% of the outstanding voting securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies; or
     (7) Concentrate its investments in any particular industry, but, if deemed appropriate for the Fund's objective, up to (but less than) 25% of the value of its assets may be invested in anyone industry.

Notwithstanding the investment policies and restrictions of the Fund, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

The Portfolio has adopted substantially the same fundamental investment restrictions as the foregoing investment restrictions adopted by the Fund; such restrictions cannot be changed without the approval of a "majority of the outstanding voting securities" of the Portfolio.

The following nonfundamental investment policies have been adopted by the Fund and Portfolio. A policy may be changed by the Trustees with respect to the Fund without approval by the Fund's shareholders or, with respect to the Portfolio, without approval of the Fund or its other investors. The Fund and Portfolio will not:

     * make short sales of securities or maintain a short position, unless at all times when a short position is open (i) it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short or
          (ii) it holds in a segregated account cash or other liquid securities (to the extent required under the 1940 Act) in an amount equal to the current market value of the securities sold short, and unless not more than 25% of its net assets (taken at current value) is held as collateral for such sales at any one time; or

     * invest more than 15% of net assets in investments which are not readily marketable, including restricted securities and repurchase agreements maturing in more than seven days. Restricted securities for the purposes of this limitation do not include securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 and commercial paper issued pursuant to Section 4(2) of said Act that the Board of Trustees, or its delegate, determines to be liquid. Any such determination by a delegate will be made pursuant to procedures adopted by the Board. When investing in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

Whenever an investment policy or investment restriction set forth in the prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other asset, or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the acquisition by the Fund and Portfolio of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service, will not compel the Fund and Portfolio to dispose of such security or other asset.

                           MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of the Trust are responsible for the overall management and supervision of the affairs of the Trust. The Trustees of the Portfolio are responsible for the overall management and supervision of the affairs of the Portfolio. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109.

                                                                                          Number of Portfolios
                     Position(s) with                                                        in Fund Complex
                        the Trust/     Term of Office and  Principal Occupation(s) During      Overseen By       Other Directorships
Name and Age            Portfolio      Length of Service          Past Five Years              Trustee(1)               Held
------------         ----------------  ------------------  ------------------------------  --------------------  -------------------
Interested Trustees
JESSICA M. BIBLIOWICZ  Trustee         Trustee of the      President and Chief Executive           165           None
Age 42                                 Trust and the       Officer of National Financial
                                       Portfolio since     Partners (financial services
                                       1998                company) (since April 1999).
                                                           President and Chief Operating
                                                           Officer of John A. Levin & Co.
                                                           (registered investment adviser)
                                                           (July 1997 to April 1999) and a
                                                           Director of Baker, Fentress &
                                                           Company which owns John A. Levin
                                                           & Co. (July 1997 to April 1999).
                                                           Formerly, Executive Vice President
                                                           of Smith Barney Mutual Funds (July
                                                           1994 to June 1997).  Ms. Bibliowicz
                                                           is an interested person because of
                                                           her affiliation with a brokerage
                                                           firm.
JAMES B. HAWKES        Trustee and     Trustee of the      Chairman, President and Chief           170           Director of EVC, EV
Age 60                 President       Trust since 1991,   Executive Officer of BMR, Eaton                       and EVD
                                       President since     Vance and their corporate parent
                                       1999; President     and trustee (EVC and EV); Vice
                                       and Trustee of the  President of EVD. President or
                                       Portfolio           officer of 170 investment companies
                                       since 1998          in the Eaton Vance Fund Complex.
                                                           Mr. Hawkes is an interested person
                                                           beause of his positions with BMR,
                                                           Eaton Vance and EVC, which are
                                                           affiliates of the Trust and the
                                                           Portfolio.
Disinterested Trustees
DONALD R. DWIGHT       Trustee         Trustee of the      President of Dwight Partners, Inc.      170           Trustee/Director of
Age 70                                 Trust since 1986;   (corporate relations and                              the Royce Funds
                                       of the              communications company).                              (consisting of 17
                                       Portfolio since                                                           portfolios)
                                       1998

SAMUEL L. HAYES, III   Trustee         Trustee of the      Jacob H. Schiff Professor of            170           Director of Tiffany
Age 67                                 Trust since 1986;   Investment Banking Emeritus,                          & Co. (specialty
                                       of the              Harvard University Graduate                           retailer) and
                                       Portfolio since     School of Business                                    Telect, Inc.
                                       1998                Administration.                                       (telecommunications
                                                                                                                 services company)

NORTON H. REAMER       Trustee         Trustee of the      Chairman and Chief Operating            170           None
Age 66                                 Trust since 1986;   Officer, Hellman, Jordan
                                       of the              Management Co., Inc. (an
                                       Portfolio since     investment management company)
                                       1998                (since November 2000). President,
                                                           Unicorn Corporation (an investment
                                                           and financial advisory services
                                                           company) (since September 2000).
                                                           Formerly Chairman of the Board,
                                                           United Asset Management Corporation
                                                           (a holding company owning
                                                           institutional investment management
                                                           firms) and Chairman, President and
                                                           Director, UAM Funds (mutual funds).

LYNN A. STOUT          Trustee         Trustee of the      Proffessor Law, University of           165           None
Age 44                                 Trust and the       California at Los Angeles School
                                       Portfolio since     of Law (since July 2001).  Formerly,
                                       1998                Professor of Law, Georgetown
                                                           University Law Center

JACK L. TREYNOR        Trustee         Trustee of the      Investment Adviser and Consultant.      167           None
Age 72                                 Trust since 1984;
                                       of the Portfolio
                                       since 1998

(1)  Includes both master and feeder funds in a master-feeder structure.

Principal Officers who are not Trustees

                      Position(s) with the          Term of Office and
Name and Age            Trust/Portfolio             Length of Service           Principal Occupation(s) During Past Five Years
------------          --------------------          ------------------          ----------------------------------------------
WILLIAM H. AHERN, JR. Vice President of the Trust   Since 1995                  Vice President of Eaton Vance and BMR. Officer of 34
Age 42                                                                          investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER      Vice President of the Trust   Since 1997                  Vice  President of Eaton  Vance and BMR. Officer  of
Age 58                                                                          112 investment companies  managed by Eaton  Vance or
                                                                                BMR.

ARMIN J. LANG         Vice President of the Trust   Since 1999                  Vice President of  Eaton Vance and BMR since  March,
Age 37                                                                          1998.  Previously   he  was  a   Vice  President  at
                                                                                Standish,  Ayer & Wood.  Officer  of  23  investment
                                                                                companies managed by Eaton Vance or BMR.

MICHAEL R. MACH       Vice President of the Trust   Since 1999                  Vice  President   of  Eaton  Vance   and  BMR  since
Age 54                                                                          December, 1999.  Previously, Managing  Director  and
                                                                                Senior  Analyst for Robertson  Stephens (1998-1999);
                                                                                and Managing Director  and Senior Analyst  for Piper
                                                                                Jaffray  (1996-1998).   Previously  he  was  a  Vice
                                                                                President  at Standish, Ayer & Wood.  Officer  of 24
                                                                                investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH   Vice President of the Trust   Since 1998                  Vice President of  Eaton Vance and  BMR. Officer  of
Age 45                                                                          111 investment  companies managed by  Eaton Vance or
                                                                                BMR.

DUNCAN W. RICHARDSON  Vice President of the Trust   Since 2001                  Senior Vice  President and Chief  Equity  Investment
Age 44                                                                          Officer  of  Eaton  Vance  and BMR.  Officer  of  27
                                                                                investment companies managed by Eaton Vance or BMR.

WALTER A. ROW, III    Vice President of the Trust   Since 2001                  Director of  Equity Research and a Vice President of
Age 44                                                                          Eaton  Vance  and  BMR.  Officer  of  22  investment
                                                                                companies managed by Eaton Vance or BMR.

EDWARD E. SMILEY, JR. Vice President                For the Trust since 1999;   Vice President of Eaton vance and BMR. Officer of 34
Age 57                                              for the Portfolio since     investment companies managed by Eaton Vance or BMR.
                                                    1998

JAMES L. O'CONNOR     Treasurer                     For the Trust since 1989;   Vice President  of BMR,  Eaton Vance,  EVD and  EVC.
Age 56                                              for the Portfolio since     Officer of 170 investment companies managed by Eaton
                                                    1998                        Vance or BMR.

ALAN R. DYNNER        Secretary                     For the Trust since 1997;   Vice President, Secretary and Chief Legal Officer of
Age 61                                              for the Portfolio since     BMR,  Eaton  Vance,  EVD  and  EVC.  Officer  of 170
                                                    1998                        investment companies managed by Eaton Vance or BMR.

The Nominating Committee of the Board of Trustees of the Trust and the Portfolio is comprised of the Trustees who are not "interested persons" of the Trust and the Portfolio as that term is defined under the 1940 Act ("noninterested Trustees"). The purpose of the Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is comprised of Trustees who are not "interested persons" of the Trust and the Portfolio. In the fiscal year ending October 31, 2001, the Nominating Committee convened once.

The Trustees will, when a vacancy exists or is anticpated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Trustees in writing and contains sufficient background information concerning the individual to enable a proper judgement to be made as to such individual's qualifications.

Messrs. Treynor (Chairman), Dwight and Reamer are members of the Audit Committee of the Board of Trustees of the Trust and the Portfolio. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants, and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls, of the Trust and the Portfolio, and certain service providers. In the fiscal year ending October 31, 2001, the Audit Committee convened once.

Messrs. Hayes (Chairman), Dwight and Reamer and Ms. Stout are members of the Special Committee of the Board of Trustees of the Trust and the Portfolio. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to the Trust and the Portfolio, including investment advisory (Portfolio only), administrative, transfer agency, custodial and fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with the Fund, Portfolio or investors therein. In the fiscal year ending October 31, 2001, the Special Committee convened four times.

In reviewing the renewal of the investmentadvisory agreement(s) between the Portfolio and the investment adviser, the Special Committee considered, among other things, the following:

     * An independent report comparing the fees and expenses of the Fund to a peer group of funds;

     * Information on the investment performance (in the case of a renewal), the relevant peer group(s) of funds and appropriate indices;

     * Sales and redemption data in respect of the Fund (in the case of a renewal); and

     * The economic outlook and general investment outlook and the general investment outlook in the relevant investment markets.

     *    Eaton  Vance's  results  and  financial   condition  and  the  overall
          organization of the investment adviser;

     *    Arrangements regarding the distribution of Fund shares;

     *    The procedures used to determine the fair value of the Fund's assets;

     * The allocation of brokerage, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

     * Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

     * The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

     * The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates;

     *    Investment management staffing;

     * Operating expenses (including transfer agency expenses) paid to third parties; and

     *    Information provided to investors, including the Fund's shareholders.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the investment adviser's profits in respect of the management of the Eaton Vance funds, including the Portfolio. The Special Committee considered the profits realized by Eaton Vance and its affiliates in connection with the operation of the Portfolio. The Special Committee also considered Eaton Vance's profit margins in comparison with available industry data.

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreement(s). Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on their consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the renewal of the investment advisory agreement(s), including the fee structure (described herein) is in the interests of the shareholders.

Share Ownership. The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and in all E aton Vance Funds overseen by the Trustee as of December 31, 2001.

                                                     Aggregate Dollar Range of
                                                    Equity Securities Owned in
                             Dollar Range              All Registered Funds
                         of Equity Securities       Overseen by Trustee in the
Name of Trustee           Owned in the Fund          Eaton Vance Fund Complex
---------------           -----------------          ------------------------
INTERESTED TRUSTEES
Jessica M. Bibliowicz           None                    $10,001 - $50,000
James B. Hawkes                 None                    over $100,000

DISINTERESTED TRUSTEES
Donald R. Dwight                None                    over $100,000
Samuel L. Hayes, III            None                    over $100,000
Norton H. Reamer                None                    over $100,000
Lynn A. Stout                   None                    $10,001 - $50,000
Jack L. Treynor                 None                    $1 - $10,000

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD.

During the calendar years ended December 31, 2000 and December 31, 2001, no disinterested Trustee (or their immediate family members) had:


     1. Any direct or indirect interest in Eaton Vance, EVD or any person controlling, controlled by or under common control with EVC or EVD;
     2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Trust or any Fund; (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD; (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above; or
     3.   Any direct or  indirect  relationship  with (i) the Trust or any Fund;
          (ii) another fund managed by EVC, distributed by EVD or a person controlling, controlled by or under common control with EVC or EVD;
          (iii) EVC or EVD; (iv) a person controlling, controlled by or under common control with EVC or EVD; or (v) an officer of any of the above.

During the calendar years ended December 31, 2000 and December 31, 2001, no officer of EVC, EVD or any person controlling, controlled by or under common control with EVC or EVD served on the Board of Directors of a company where a disinterested Trustee of the Trust or the Portfolio or any of their immediate family members served as an officer.

Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Portfolio in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate the Portfolio to retain the services of any Trustee or obligate the Portfolio to pay any particular level of compensation to the Trustee. Neither the Trust nor the Portfolio has a retirement plan for Trustees.

The fees and expenses of the noninterested Trustees of the Trust and the Portfolio are paid by the Fund (and other series of the Trust) and the Portfolio, respectively. (A Trustee of the Trust and the Portfolio who is a member of the Eaton Vance organization receives no compensation from the Trust and the Portfolio). During the fiscal year ended October 31, 2001, the noninterested Trustees of the Trust and the Portfolio earned the following compensation in their capacities as Trustees from the Trust and the Portfolio. For the year ended December 31, 2001, the noninterested Trustees earned the following compensation in their capacities as Trustees of the funds in the Eaton Vance fund complex(1):

Source of               Jessica M.             Donald R.      Samuel L.        Norton H.       Lynn A.          Jack L.
Compensation            Bibliowicz              Dwight          Hayes           Reamer          Stout           Treynor
------------            ----------              ------          -----           ------          -----           -------
Trust(2)                $  9,002                $  7,999        $  8,465        $  7,901       $  8,827         $  9,104
Portfolio                  3,919                   3,697(3)        3,878           3,647          4,027(4)         4,114
Total                    160,000                 162,500(5)      170,000         160,000        160,000(6)       170,000

(1) As of March 1, 2002, the Eaton Vance fund complex consists of 171 registered investment companies or series thereof.
(2)  The Trust consisted of 17 Funds as of October 31, 2001.
(3)  Includes $2,110 of deferred compensation.
(4)  Includes $607 of deferred compensation.
(5)  Includes $60,000 of deferred compensation.
(6)  Includes $16,000 of deferred compensation.


Organization. The Fund is a series of the Trust, which was organized under Massachusetts law on May 7, 1984 and is operated as an open-end management investment company. On March 1, 2002, the Fund changed its name from "Eaton Vance Tax-Managed Emerging Growth Fund 1.1" to "Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1".

The Trust may issue an unlimited number of shares of beneficial interest (no par value per share) in one or more series (such as the Fund). The Trustees of the Trust have divided the shares of the Fund into multiple classes. Each class represents an interest in the Fund, but is subject to different expenses, rights and privileges. The Trustees have the authority under the Declaration of Trust to create additional classes of shares with differing rights and privileges. When issued and outstanding, shares are fully paid and nonassessable by the Trust. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted proportionately. Shares of the Fund will be voted together except that only shareholders of a particular class may vote on matters affecting only that class. Shares have no preemptive or conversion rights and are freely transferable. In the event of the liquidation of the Fund, shareholders of each class are entitled to share pro rata in the net assets attributable to that class available for distribution to shareholders.


As permitted by Massachusetts law, there will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Trust holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees. The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him or her from that office either by a written declaration filed with the Trust's custodian or by votes cast at a meeting called for that purpose. The By-laws further provide that under certain circumstances the shareholders may call a meeting to remove a Trustee and that the Trust is required to provide assistance in communication with shareholders about such a meeting.

The Trust's Declaration of Trust may be amended by the Trustees when authorized by vote of a majority of the outstanding voting securities of the Trust, the financial interests of which are affected by the amendment. The Trustees may also amend the Declaration of Trust without the vote or consent of shareholders to change the name of the Trust or any series or to make such other changes (such as reclassifying series or classes of shares or restructuring the Trust) as do not have a materially adverse effect on the financial interests of shareholders or if they deem it necessary to conform it to applicable federal or state laws or regulations. The Trust's By-laws provide that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any litigation or proceeding in which they may be involved because of their offices with the Trust. However, no indemnification will be provided to any Trustee or officer for any liability to the Trust or shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trust or any series or class thereof may be terminated by: (1) the affirmative vote of the holders of not less than two-thirds of the shares outstanding and entitled to vote at any meeting of shareholders of the Trust or the appropriate series or class thereof, or by an instrument or instruments in writing without a meeting, consented to by the holders of two-thirds of the shares of the Trust or a series or class thereof, provided, however, that, if such termination is recommended by the Trustees, the vote of a majority of the outstanding voting securities of the Trust or a series or class thereof entitled to vote thereon shall be sufficient authorization; or (2) by means of an instrument in writing signed by a majority of the Trustees, to be followed by a written notice to shareholders stating that a majority of the Trustees has determined that the continuation of the Trust or a series or a class thereof is not in the best interest of the Trust, such series or class or of their respective shareholders.

Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. Numerous investment companies registered under the 1940 Act have been formed as Massachusetts business trusts, and management is not aware of an instance where such liability has been imposed. The Trust's Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the Trust's By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. The Declaration of Trust also contains provisions limiting the liability of a series or class to that series or class. Moreover, the Trust's By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. The assets of the Fund are readily marketable and will ordinarily substantially exceed its liabilities. In light of the nature of the Fund's business and the nature of its assets, management believes that the possibility of the Fund's liability exceeding its assets, and therefore the shareholder's risk of personal liability, is remote.

The Portfolio was organized as a Trust under the laws of the state of New York on June 22, 1998 and intends to be treated as a partnership for federal tax purposes. In accordance with the Declaration of Trust of the Portfolio, there will normally be no meetings of the investors for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees of the Portfolio holding office have been elected by investors. In such an event the Trustees of the Portfolio then in office will call an investors' meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the investors in accordance with the Portfolio's Declaration of Trust, the Trustees shall continue to hold office and may appoint successor Trustees.

The Declaration of Trust of the Portfolio provides that no person shall serve as a Trustee if investors holding two-thirds of the outstanding interest have removed him from that office either by a written declaration filed with the Portfolio's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that under certain circumstances the investors may call a meeting to remove a Trustee and that the Portfolio is required to provide assistance in communicating with investors about such a meeting.

The Portfolio's Declaration of Trust provides that the Fund and other entities permitted to invest in the Portfolio (e.g., other U.S. and foreign investment companies, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and the Portfolio itself is unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund investing in the Portfolio.

Whenever the Fund as an investor in the Portfolio is requested to vote on matters pertaining to the Portfolio (other than the termination of the Portfolio's business, which may be determined by the Trustees of the Portfolio without investor approval), the Fund will hold a meeting of Fund shareholders and will vote its interest in the Portfolio for or against such matters proportionately to the instructions to vote for or against such matters received from Fund shareholders. The Fund shall vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. Other investors in the Portfolio may alone or collectively acquire sufficient voting interests in the Portfolio to control matters relating to the operation of the Portfolio, which may require the Fund to withdraw its investment in the Portfolio or take other appropriate action. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund. Notwithstanding the above, there are other means for meeting shareholder redemption requests, such as borrowing.

The Fund may withdraw (completely redeem) all its assets from the Portfolio at any time if the Board of Trustees of the Trust determines that it is in the best interest of the Fund to do so. In the event the Fund withdraws all of its assets from the Portfolio, or the Board of Trustees of the Trust determines that the investment objective of the Portfolio is no longer consistent with the investment objective of the Fund, the Trustees would consider what action might be taken, including investing the assets of the Fund in another pooled investment entity or retaining an investment adviser to manage the Fund's assets in accordance with its investment objective. The Fund's investment performance may be affected by a withdrawal of all its assets (or the assets of another investor in the Portfolio) from the Portfolio.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Investment Advisory Services. The investment adviser manages the investments and affairs of the Portfolio and provides related office facilities and personnel subject to the supervision of the Portfolio's Board of Trustees. The investment adviser furnishes investment research, advice and supervision, furnishes an investment program and determines what securities will be purchased, held or sold by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested. The Investment Advisory Agreement requires the investment adviser to pay the salaries and fees of all officers and Trustees of the Portfolio who are members of the investment adviser's organization and all personnel of the investment adviser performing services relating to research and investment activities.

For a description of the compensation that the Portfolio pays the investment adviser on average daily net assets up to $500 million, see the prospectus. On net assets of $500 million and over the annual fee is reduced and the advisory fee is computed as follows:

                                          Annual Fee Rate
Average Daily Net Assets for the Month   (for each level)
--------------------------------------   ----------------
$500 million but less than $1 billion       0.5625%
$1 billion but less than $1.5 billion       0.5000%
$1.5 billion and over                       0.4375%

At October 31, 2001, the Portfolio had net assets of $307,837,953. For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001, BMR earned advisory fees of $1,479,594.

Prior to March 1, 2001, the assets of the Portfolio's predecessor were managed by Eaton Vance under an investment advisory agreement substantially identical to the agreement between the Portfolio and BMR. For the period from November 1, 2000, to February 28, 2001 and for the fiscal years ended October 31, 2000 and 1999, Eaton Vance earned advisory fees of $908,801, $2,404,929 and $932,128, respectively.

The Investment Advisory Agreement with the investment adviser continues in effect from year to year so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. The

Agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Board of Trustees of either party, or by vote of the majority of the outstanding voting securities of the Portfolio, and the Agreement will terminate automatically in the event of its assignment. The Agreement provides that the investment adviser may render services to others. The Agreement also provides that the investment adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Agreement, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses sustained in the acquisition, holding or disposition of any security or other investment.

Administrative Services. As indicated in the prospectus, Eaton Vance serves as administrator of the Fund, but currently receives no compensation for providing administrative services to the Fund. Under its Administrative Services Agreement, Eaton Vance has been engaged to administer the Fund's affairs, subject to the supervision of the Trustees of the Trust, and shall furnish office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund.

Information About BMR and Eaton Vance. BMR and Eaton Vance are business trusts organized under Massachusetts law. Eaton Vance, Inc. ("EV") serves as trustee of BMR and Eaton Vance. EV is a wholly-owned subsidiary of Eaton Vance Corporation ("EVC"), a Maryland corporation and publicly-held holding company. EVC through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G.L. Cabot, Leo I. Higdon, Jr., John M. Nelson, Vincent M. O'Reilly and Ralph Z. Sorenson. All of the issued and outstanding shares of BMR are owned by Eaton Vance and all of the shares of Eaton Vance are owned by Eaton Vance Business Trust, which is owned by EVC. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust, the Voting Trustees of which are Messrs. Hawkes, Jeffrey P. Beale, Alan R. Dynner, Thomas E. Faust, Jr., Thomas J. Fetter, Scott H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer, and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Management and Organization", all of the officers of the Trust (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

Code of Ethics. The investment adviser and the Fund and the Portfolio have adopted Codes of Ethics governing personal securities transactions. Under the Codes, Eaton Vance employees may purchase and sell securities (including securities held by the Portfolio) subject to certain pre-clearance and reporting requirements and other procedures.

Expenses. Each Fund and Portfolio is responsible for all expenses not expressly stated to be payable by another party (such as expenses required to be paid pursuant to an agreement with the investment adviser, the principal underwriter or the administrator). In the case of expenses incurred by the Trust, the Fund is responsible for its pro rata share of those expenses. The only expenses of the Fund allocated to a particular class are those incurred under the Distribution or Service Plan applicable to that class, the fee paid to the principal underwriter for handling repurchase transactions and certain other class-specific expenses.

                             OTHER SERVICE PROVIDERS

Principal Underwriter. Eaton Vance Distributors, Inc. ("EVD"), The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, is the principal underwriter of the Fund. The principal underwriter acts as principal in selling shares under a Distribution Agreement with the Trust. The expenses of printing copies of prospectuses used to offer shares and other selling literature and of advertising are borne by the principal underwriter. The fees and expenses of qualifying and registering and maintaining qualifications and registrations of the Fund and its shares under federal and state securities laws are borne by the Fund. The Distribution Agreement as it applies to Class A shares is renewable annually by the Board of Trustees of the Trust (including a majority of the noninterested Trustees), may be terminated on six months' notice by either party and is automatically terminated upon assignment. The Distribution Agreement as it applies to Class B and Class C shares is renewable annually by the Trust's Board of Trustees (including a majority of the noninterested Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan or the Distribution Agreement), may be terminated on sixty days' notice either by such Trustees or by vote of a majority of the outstanding Class B and Class C shares or on six months' notice by the principal underwriter and is automatically terminated upon assignment. The principal underwriter distributes shares on a "best efforts" basis under which it is required to take and pay for only such shares as may be sold. The Trust has authorized the principal underwriter to act as its agent in repurchasing shares at a rate of $2.50 for each repurchase transaction handled by the principal underwriter. EVD is a wholly-owned subsidiary of EVC. Mr. Hawkes is a Vice President and Director, Mr. Dynner is a Vice President, Secretary and Clerk, Mr. O'Connor is a Vice President, and Mr. Murphy is Assistant Secretary and Assistant Clerk of EVD.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02116, serves as custodian to the Fund and Portfolio. IBT has custody of all cash and securities representing the Fund's interest in the Portfolio, has custody of the Portfolio's assets, maintains the general ledger of the Portfolio and the Fund and computes the daily net asset value of interests in the Portfolio and the net asset value of shares of the Fund. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Portfolio's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Trust and the Portfolio. IBT also provides services in connection with the preparation of shareholder reports and the electronic filing of such reports with the SEC. EVC and its affiliates and their officers and employees from time to time have transactions with various banks, including IBT. It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund or the Portfolio and such banks.

Independent Accountants. Deloitte & Touche LLP, 200 Berkeley Street, Boston, MA 02116, are the Fund and Portfolio independent accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

Transfer Agent. PFPC, Inc., P.O. Box 9653, Providence, RI 02940-9653, serves as transfer and dividend disbursing agent for the Fund.

                         CALCULATION OF NET ASSET VALUE

The net asset value of the Portfolio is computed by IBT (as agent and custodian for the Portfolio) by subtracting the liabilities of the Portfolio from the value of its total assets. The Fund and Portfolio will be closed for business and will not price their respective shares or interests on the following business holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each investor in the Portfolio, including the Fund, may add to or reduce its investment in the Portfolio on each day the New York Stock Exchange (the "Exchange") is open for trading ("Portfolio Business Day") as of the close of regular trading on the Exchange (the "Portfolio Valuation Time"). The value of each investor's interest in the Portfolio will be determined by multiplying the net asset value of the Portfolio by the percentage, determined on the prior Portfolio Business Day, which represented that investor's share of the aggregate interests in the Portfolio on such prior day. Any additions or withdrawals for the current Portfolio Business Day will then be recorded. Each investor's percentage of the aggregate interest in the Portfolio will then be recomputed as a percentage equal to a fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio on the current Portfolio Business Day and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of the Portfolio Valuation Time on the prior Portfolio Business Day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investment in the Portfolio on the current Portfolio Business Day by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio for the current Portfolio Business Day.

The Trustees of the Portfolio have established the following procedures for the fair valuation of the Portfolio's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded or on such National Market System (such prices may not be used, however, where an active over-the-counter market in an exchange listed security better reflects current market value). Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An option is valued at the last sale price as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, at the mean between the last bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio's share generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

                         PURCHASING AND REDEEMING SHARES

Additional Information About Purchases. Fund shares are offered for sale only in states where they are registered. Fund shares are continuously offered through investment dealers which have entered agreements with the principal underwriter. The sales charge included in the public offering price of Class A shares is divided between the principal underwriter and the investment dealer. The sales charge table is applicable to purchases of the Fund alone or in combination with purchases of certain other funds offered by the principal underwriter, made at a single time by (i) an individual, or an individual, his or her spouse and their children under the age of twenty-one, purchasing shares for his or their own account, and (ii) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account. The table is also presently applicable to (1) purchases of Class A shares pursuant to a written Statement of Intention; or (2) purchases of Class A shares pursuant to the Right of Accumulation and declared as such at the time of purchase. See "Sales Charges".

In connection with employee benefit or other continuous group purchase plans, the Fund may accept initial investments of less than $1,000 on the part of an individual participant. In the event a shareholder who is a participant of such a plan terminates participation in the plan, his or her shares will be transferred to a regular individual account. However, such account will be subject to the right of redemption by the Fund as described below.

Suspension of Sales. The Trust may, in its absolute discretion, suspend, discontinue or limit the offering of one or more of its classes of shares at any time. In determining whether any such action should be taken, the Trust's management intends to consider all relevant factors, including (without limitation) the size of the Fund or class, the investment climate and market conditions, the volume of sales and redemptions of shares, and (if applicable) the amount of uncovered distribution charges of the principal underwriter. The Class B and Class C Distribution Plans may continue in effect and payments may be made under the Plans following any such suspension, discontinuance or limitation of the offering of shares; however, there is no contractual obligation to continue any Plan for any particular period of time. Suspension of the offering of shares would not, of course, affect a shareholder's ability to redeem shares.

Acquiring Fund Shares in Exchange for Securities. IBT, as escrow agent, will receive securities acceptable to Eaton Vance, as administrator, in exchange for Fund shares. The minimum value of securities (or securities and cash) accepted for deposit is $5,000. Securities accepted will be sold on the day of their receipt or as soon thereafter as possible. The number of Fund shares to be issued in exchange for securities will be the aggregate proceeds from the sale of such securities, divided by the applicable public offering price of shares acquired on the day such proceeds are received. Eaton Vance will use reasonable efforts to obtain the then current market price for such securities but does not guarantee the best available price. Eaton Vance will absorb any transaction costs, such as commissions, on the sale of the securities. Securities determined to be acceptable should be transferred via book entry or physically delivered, in proper form for transfer, through an investment dealer, together with a completed and signed Letter of Transmittal in approved form (available from investment dealers). Investors who are contemplating an exchange of securities for shares, or their representatives, must contact Eaton Vance to determine whether the securities are acceptable before forwarding such securities. Eaton Vance reserves the right to reject any securities. Exchanging securities for shares may create a taxable gain or loss. Each investor should consult his or her tax adviser with respect to the particular federal, state and local tax consequences of exchanging securities.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the Exchange is closed (other than for customary weekend and holiday closings), during periods when trading on the Exchange is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Portfolio to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $750. Prior to such a redemption, shareholders will be given 60 days' written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares. No CDSC will be imposed with respect to such involuntary redemptions.

Systematic Withdrawal Plan. The transfer agent will send to the shareholder regular monthly or quarterly payments of any permitted amount designated by the shareholder based upon the value of the shares held. The checks will be drawn from share redemptions and hence, may require the recognition of taxable gain or loss. Income dividends and capital gains distributions in connection with withdrawal plan accounts will be credited at net asset value as of the record date for each distribution. Continued withdrawals in excess of current income will eventually use up principal, particularly in a period of declining market prices. A shareholder may not have a withdrawal plan in effect at the same time he or she has authorized Bank Automated Investing or is otherwise making regular purchases of Fund shares. The shareholder, the transfer agent or the principal underwriter may terminate the withdrawal plan at any time without penalty.

                                  SALES CHARGES

Dealer Commissions. The principal underwriter may, from time to time, at its own expense, provide additional incentives to investment dealers which employ registered representatives who sell Fund shares and/or shares of other funds distributed by the principal underwriter. In some instances, such additional incentives may be offered only to certain investment dealers whose representatives sell or are expected to sell significant amounts of shares. In addition, the principal underwriter may from time to time increase or decrease the sales commissions payable to investment dealers. The principal underwriter may allow, upon notice to all investment dealers with whom it has agreements, discounts up to the full sales charge during the periods specified in the notice. During periods when the discount includes the full sales charge, such investment dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

Purchases at Net Asset Value. Class A shares may be sold at net asset value to current and retired Directors and Trustees of Eaton Vance funds and portfolios; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of Eaton Vance, its affiliates and other investment advisers of Eaton Vance sponsored funds; to officers and employees of IBT and the transfer agent; to persons associated with law firms, consulting firms and others providing services to Eaton Vance and the Eaton Vance funds; and to such persons' spouses, parents, siblings and children and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), (2) to investors making an investment as part of a fixed fee program whereby an entity unaffiliated with the investment adviser provides multiple investment services, such as management, brokerage and custody, and (3) to investment advisors, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; clients of such investment advisors, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, financial planner or other intermediary on the books and records of the broker or agent; and to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and "rabbi trusts". Class A shares may also be sold at net asset value to registered representatives and employees of investment dealers and bank employees who refer customers to registered representatives of investment dealers. Sales charges generally are waived because either (i) there is no sales effort involved in the sale of shares or (ii) the investor is paying a fee (other than the sales charge) to the investment dealer involved in the sale.

The CDSC applicable to Class B shares will be waived in connection with minimum required distributions from tax-sheltered retirement plans by applying the rate required to be withdrawn under the applicable rules and regulations of the Internal Revenue Service to the balance of Class B shares in your account. Any new or revised sales charge or CDSC waiver will be prospective only.

Statement of Intention. If it is anticipated that $50,000 or more of Class A shares and shares of other funds exchangeable for Class A shares of another Eaton Vance fund will be purchased within a 13-month period, the Statement of Intention section of the account application should be completed so that shares may be obtained at the same reduced sales charge as though the total quantity were invested in one lump sum. Shares held under Right of Accumulation (see below) as of the date of the Statement will be included toward the completion of the Statement. If you make a Statement of Intention, the transfer agent is authorized to hold in escrow sufficient shares (5% of the dollar amount specified in the Statement) which can be redeemed to make up any difference in sales charge on the amount intended to be invested and the amount actually invested. A Statement of Intention does not obligate the shareholder to purchase or the Fund to sell the full amount indicated in the Statement.

If the amount actually purchased during the 13-month period is less than that indicated in the Statement, the shareholder will be requested to pay the difference between the sales charge applicable to the shares purchased and the sales charge paid under the Statement of Intention. If the payment is not received in 20 days, the appropriate number of escrowed shares will be redeemed in order to realize such difference. If the total purchases during the 13-month period are large enough to qualify for a lower sales charge than that applicable to the amount specified in the Statement, all transactions will be computed at the expiration date of the Statement to give effect to the lower sales charge.
Any difference will be refunded to the shareholder in cash or applied to the purchase of additional shares, as specified by the shareholder. This refund will be made by the investment dealer and the principal underwriter. If at the time of the recomputation, the investment dealer for the account has changed, the adjustment will be made only on those shares purchased through the current investment dealer for the account.

Right of Accumulation. The applicable sales charge level for the purchase of Class A shares is calculated by taking the dollar amount of the current purchase and adding it to the value (calculated at the maximum current offering price) of the Class A shares the shareholder owns in his or her account(s) in the Fund, and shares of other funds exchangeable for Class A shares. The sales charge on the shares being purchased will then be at the rate applicable to the aggregate. Shares purchased (i) by an individual, his or her spouse and their children under the age of twenty-one, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for the Right of Accumulation and if qualifying, the applicable sales charge level. For any such discount to be made available, at the time of purchase a purchaser or his or her investment dealer must provide the principal underwriter (in the case of a purchase made through an investment dealer) or the transfer agent (in the case of an investment made by mail) with sufficient information to permit verification that the purchase order qualifies for the accumulation privilege. Confirmation of the order is subject to such verification. The Right of Accumulation privilege may be amended or terminated at any time as to purchases occurring thereafter.

Exchange Privilege. In addition to exchanges into the same class of another Eaton Vance fund, Class B shares may be exchanged for shares of a money market fund sponsored by an investment dealer and approved by the principal underwriter (an "investment dealer fund"). The CDSC will not be charged to the shareholder when the shares are exchanged for shares of the investment dealer fund, however, the shareholder will receive no credit toward the completion of the CDSC period for the time that the shareholder holds the exchanged shares of the investment dealer fund. If a shareholder redeems the exchanged shares of the investment dealer fund and does not invest the proceeds into Class B shares of an Eaton Vance fund, the shareholder will be subject to any CDSC applicable at the time the shareholder received the exchanged shares of the investment dealer fund.

Tax-Sheltered Retirement Plans. Class A and Class C shares are available for purchase in connection with certain tax-sheltered retirement plans. Detailed information concerning these plans, including certain exceptions to minimum investment requirements, and copies of the plans are available from the principal underwriter. This information should be read carefully and consulting with an attorney or tax adviser may be advisable. The information sets forth the service fee charged for retirement plans and describes the federal income tax consequences of establishing a plan. Participant accounting services (including trust fund reconciliation services) will be offered only through third party recordkeepers and not by the principal underwriter. Under all plans, dividends and distributions will be automatically reinvested in additional shares.

Distribution and Service Plans

The Trust has in effect a Service Plan (the "Class A Plan") for the Fund's Class A shares that is designed to meet the service fee requirements of the sales charge rule of the NASD. (Management believes service fee payments are not distribution expenses governed by Rule 12b-1 under the 1940 Act, but has chosen to have the Plan approved as if that Rule were applicable.) The Class A Plan provides that Class A shares of the Fund may make service fee payments for personal services and/or the maintenance of shareholder accounts to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for any fiscal year. Class A service fees are paid quarterly in arrears. For the service fees paid by Class A shares, see Appendix A.

The Trust also has in effect a compensation-type Distribution Plan (the "Class B and Class C Plans") pursuant to Rule 12b-1 under the 1940 Act for the Fund's Class B and Class C shares. On each sale of shares (excluding reinvestment of distributions) a Class will pay the principal underwriter amounts representing
(i) sales commissions equal to 5% (in the case of Class B) and 6.25% (in the case of Class C) of the amount received by the Fund for each Class share sold and (ii) interest at the rate of 1% over the prime rate then reported in The Wall Street Journal applied to the outstanding amounts owed to the principal underwriter, so-called "uncovered distribution charges". Each Class pays the principal underwriter a fee, accrued daily and paid monthly, at an annual rate not exceeding 0.75% of its average daily net assets to finance the distribution of its shares. Such fees compensate the principal underwriter for the sales commissions paid by it to investment dealers on the sale of shares, for other distribution expenses (such as personnel, overhead, travel, printing and postage) and for interest expenses. The principal underwriter currently pays an up-front sales commission (except on exchange transactions and reinvestments) of 4% of the purchase price of Class B and 0.75% of the purchase price of Class C shares, and an up-front service fee of 0.25% on Class C shares.

The Trustees of the Trust believe that each Plan will be a significant factor in the expected growth of the Fund's assets, and will result in increased investment flexibility and advantages which have benefitted and will continue to benefit the Fund and its shareholders. The Eaton Vance organization will profit by reason of the operation of the Class B and Class C Plan through an increase in Fund assets and if at any point in time the aggregate amounts received by the principal underwriter pursuant to the Plans and from CDSCs have exceeded the total expenses incurred in distributing Class B and Class C shares. Because payments to the principal underwriter under the Class B and Class C Plans are limited, uncovered distribution charges (sales expenses of the principal underwriter plus interest, less the above fees and CDSCs received by it) may exist indefinitely. For sales commissions, CDSCs and uncovered distribution charges, see Appendix B and Appendix C.

The Class B and Class C Plans also authorizes the payment of service fees to the principal underwriter, investment dealers and other persons in amounts not exceeding 0.25% of its average daily net assets for personal services, and/or the maintenance of shareholder accounts. For Class B, this fee is paid quarterly in arrears based on the value of shares sold by such persons. For Class C, investment dealers currently receive (a) a service fee (except on exchange transactions and reinvestments) at the time of sale equal to 0.25% of the purchase price of Class C shares sold by such dealer, and (b) monthly service fees approximately equivalent to 1/12 of 0.25% of the value of Class C shares sold by such dealer. During the first year after a purchase of Class C shares, the principal underwriter will retain the service fee as reimbursement for the service fee payment made to investment dealers at the time of sale. For the service fees paid, see Appendix B and Appendix C.

The Plans continue in effect from year to year so long as such continuance is approved at least annually by the vote of both a majority of (i) the noninterested Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan (the "Plan Trustees") and (ii) all of the Trustees then in office. Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or by a vote of a majority of the outstanding voting securities of the applicable Class. Each Plan requires quarterly Trustee review of a written report of the amount expended under the Plan and the purposes for which such expenditures were made. The Plans may not be amended to increase materially the payments described therein without approval of the shareholders of the affected Class and the Trustees. So long as a Plan is in effect, the selection and nomination of the noninterested Trustees shall be committed to the discretion of such Trustees. The current Plans were initially approved by the Trustees, including the Plan Trustees, on August 11, 1997. The Trustees of the Trust who are "interested" persons of the Trust have an indirect financial interest in the Plans because their employers (or affiliates thereof) receive distribution and/or service fees under the Plans or agreements related thereto.

                                   PERFORMANCE

Average annual total return before deduction of taxes ("pre-tax return") is determined by multiplying a hypothetical initial purchase order of $1,000 by the average annual compound rate of return (including capital appreciation/depreciation, and distributions paid and reinvested) for the stated period and annualizing the result. The calculation assumes (i) that all distributions are reinvested at net asset value on the reinvestment dates during the period, (ii) the deduction of the maximum of any initial sales charge from the initial $1,000 purchase, (iii) a complete redemption of the investment at the end of the period, and (iv) the deduction of any applicable CDSC at the end of the period.

Average annual total return after the deduction of taxes on distributions is calculated in the same manner as pre-tax return except the calculation assumes that any federal income taxes due on distributions are deducted from the distributions before they are reinvested. Average annual total return after the deduction of taxes on distributions and taxes on redemption also is calculated in the same manner as pre-tax return except the calculation assumes that (i) any federal income taxes due on distributions are deducted from the distributions before they are reinvested and (ii) any federal income taxes due upon redemption are deducted at the end of the period. After-tax returns are based on the highest federal income tax rates in effect for individual taxpayers as of the time of each assumed distribution and redemption (taking into account their tax character), and do not reflect the impact of state and local taxes. In calculating after-tax returns, the net value of any federal income tax credits available to shareholders is applied to reduce federal income taxes payable on distributions at or near year-end and, to the extent the net value of such credits exceeds such distributions, is then assumed to be reinvested in additional Fund shares at net asset value on the last day of the fiscal year in which the credit was generated or, in the case of certain tax credits, on the date on which the year-end distribution is paid. For pre-tax and after-tax total return information, see Appendix A, Appendix B and Appendix C.

In addition to the foregoing total return figures, the Fund may provide pre-tax and after-tax cumulative total return, as well as the ending redeemable cash value of a hypothetical investment. If shares are subject to a sales charge, total return figures may be calculated based on reduced sales charges or at net asset value. These returns would be lower if the full sales charge was imposed. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes.

The Fund may use total return figures showing after-tax returns, including comparisons to tax-deferred vehicles such as Individual Retirement Accounts ("IRAs"), college investment plans and variable annuities. In calculating after-tax returns, the Fund will, in general, assume that its shareholders are U.S. individual taxpayers subject to federal income taxes at the highest marginal rate then applicable to ordinary income and long-term capital gains. After-tax returns may also be calculated using different tax rate assumptions and taking into account state and local income taxes as well as federal taxes. In calculating after-tax returns, distributions made by the Fund are assumed to be reduced by the amount of taxes payable on the distribution, and the after-tax proceeds of the distribution are reinvested in the Fund at net asset value on the reinvestment date.

Investors may be provided with information on equity investing, which may include comparative performance information, evaluations of Fund performance, charts and/or illustrations prepared by independent sources, and narratives (including editorial comments). Performance may be compared to relevant indices, comparable investments, tax-deferred vehicles (such as Individual Retirement Accounts ("IRAs"), college investment plans and variable annuities) and to averages, performance rankings or ratings, or other information prepared by recognized mutual fund statistical services. Information included in advertisements and materials furnished to present and prospective investors may also include charts and illustrations showing the effects of inflation and taxes (including their effects on the dollar and the return on various investments), the effects of compounding earnings, and statistics, data and performance studies prepared by independent organizations or included in various publications reflecting the performance achieved by various asset classes or types of investments. Such information may also include commentary prepared by Eaton Vance investment professionals, including portfolio managers.

Investors may be provided with information concerning Fund volatility or risk, including but not limited to beta, standard deviation and Sharpe ratio. Beta is a measure of risk which shows Fund volatility relative to a market index. A fund with a beta of 1 would have performed exactly like the market index; a beta of 2 would mean its performance was twice as volatile as the index, positive or negative. Standard deviation is a measure of a security's volatility, or variability, in expected return. Sharpe ratio is a measure of risk-adjusted performance. The higher the Sharpe ratio the better a fund's historical risk-adjusted return. Information concerning Fund distribution payments (or the payment record of issuers in which the Fund may invest) may also be provided to investors.

Information used in advertisements and materials furnished to present and prospective investors may include statements or illustrations relating to the appropriateness of certain types of securities and/or mutual funds to meet specific financial goals. Such information may address:

     *    cost associated with aging parents;
     *    funding a college education (including its actual and estimated cost);
     *    health care expenses (including actual and projected expenses);
     * long-term disabilities (including the availability of, and coverage provided by, disability insurance); and
     * retirement (including the availability of social security benefits, the tax treatment of such benefits and statistics and other information relating to maintaining a particular standard of living and outliving existing assets).

Such information may also address different methods for saving money and the results of such methods, as well as the benefits of investing in particular types of securities or in mutual funds. Information provided to investors may also include profiles of different types of investors and different strategies for achieving investment goals (such as asset allocation strategies). Hypothetical examples may be used to demonstrate the foregoing.

Information about portfolio allocation, portfolio turnover and portfolio holdings at a particular date may be included in advertisements and other material furnished to present and prospective shareholders. Descriptions of Eaton Vance and other Fund and Portfolio service providers, their investment styles, other investment products, personnel and Fund distribution channels, as well as information on the use of investment professionals, also may be provided.

The Fund's performance may differ from that of other investors in the Portfolio, including other investment companies.

                                      TAXES

Each series of the Trust is treated as a separate entity for federal income tax purposes. The Fund has elected to be treated and intends to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. The Fund qualified as a RIC for its fiscal year ended October 31, 2001.

Because the Fund invests its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements in order for the Fund to also satisfy these requirements. For federal income tax purposes, the Portfolio intends to be treated as a partnership that is not a "publicly traded partnership" and, as a result, will not be subject to federal income tax. The Fund, as an investor in the Portfolio, will be required to take into account in determining its federal income tax liability its share of such Portfolio's income, gains, losses, deductions and credits, without regard to whether it has received any distributions from such Portfolio. The Portfolio will allocate at least annually among its investors, including the Fund, the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. For purposes of applying the requirements of the Code regarding qualification as a RIC, the Fund (i) will be deemed to own its proportionate share of each of the assets of the Portfolio and
(ii) will be entitled to the gross income of the Portfolio attributable to such share.

In order to avoid incurring a federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of its capital gain net income (which is the excess of its realized capital gains over its realized capital losses), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax. Under current law, provided that the Fund qualifies as a RIC and the Portfolio is treated as a partnership for Massachusetts and federal tax purposes, neither the Fund nor the Portfolio should be liable for any income, corporate excise or franchise tax in the Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

The Portfolio's investments in options, futures contracts, hedging transactions, forward contracts (to the extent permitted) and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Portfolio, defer Portfolio losses, cause adjustments in the holding periods of Portfolio securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to investors.

Transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts, forward contracts and similar instruments (to the extent permitted) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Investments in "passive foreign investment companies" could subject the Portfolio to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund".

The Portfolio may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) on certain foreign securities. These taxes may be reduced or eliminated under the terms of an applicable U.S. income tax treaty. As it is not expected that more than 50% of the value of the total assets of the Portfolio will consist of securities issued by foreign corporations, the Fund will not be eligible to pass through to shareholders its proportionate share of any foreign taxes paid by the Portfolio and allocated to the Fund, with the result that shareholders will not include in income, and will not be entitled to take any foreign tax credits or deductions for, such foreign taxes.

Any loss realized upon the sale or exchange of Fund shares with a tax holding period of 6 months or less will be treated as a long-term capital loss to the extent of any distributions treated as long-term capital gain with respect to such shares. In addition, all or a portion of a loss realized on a redemption or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquired other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within the period beginning 30 days before the redemption of the loss shares and ending 30 days after such date. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares subject to a front-end sales charge cannot be taken into account for purposes of determining gain or loss on a redemption or exchange of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Internal Revenue Service (the "IRS") as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker, may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the proceeds of redemption transactions (including repurchases and exchanges), at a rate of up to 30% for amounts paid during 2002 and 2003. An individual's TIN is generally his or her social security number.

The foregoing discussion does not address the special tax rules applicable to certain classes of investors, such as IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies and financial institutions. Shareholders should consult their own tax advisers with respect to special tax rules that may apply in their particular situations, as well as the state, local, and, where applicable, foreign tax consequences of investing in the Fund.
                        PORTFOLIO SECURITIES TRANSACTIONS

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by BMR, the Portfolio's investment adviser. The Portfolio is responsible for the expenses associated with portfolio transactions. The investment adviser is also responsible for the execution of transactions for all other accounts managed by it. The investment adviser places the portfolio security transactions for execution with many firms. The investment adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the investment adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, the value of the brokerage and research services provided, the responsiveness of the firm to the investment adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in this and other transactions, and the reasonableness of the spread or commission, if any.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer.
Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer. Although spreads or commissions paid on portfolio security transactions will, in the judgment of the investment adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the investment adviser's clients in part for providing brokerage and research services to the investment adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, a broker or dealer who executes a portfolio transaction may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the investment adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made either on the basis of that particular transaction or on the basis of overall responsibilities which the investment adviser and its affiliates have for accounts over which they exercise investment discretion. In making any such determination, the investment adviser will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the commission should be related to such services. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from third parties with which such broker-dealers have arrangements. Consistent with this practice, the investment adviser receives Research Services from many broker-dealer firms with which the investment adviser places transactions and from third parties with which these broker-dealers have arrangements. These Research Services include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities markets, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, data bases and services. Any particular Research Service obtained through a broker-dealer may be used by the investment adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the investment adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid is not reduced because the investment adviser receives such Research Services. The investment adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the investment adviser believes are useful or of value to it in rendering investment advisory services to its clients.

The Portfolio and the investment adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the investment adviser in connection with its investment responsibilities. The investment companies sponsored by the investment adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the investment adviser, to such companies. Such companies may also pay cash for such information.

Subject to the requirement that the investment adviser shall use its best efforts to seek and execute portfolio security transactions at advantageous prices and at reasonably competitive spreads or commission rates, the investment adviser is authorized to consider as a factor in the selection of any broker-dealer firm with whom portfolio orders may be placed the fact that such firm has sold or is selling Fund shares or shares of other investment companies sponsored by the investment adviser or its affiliates. This policy is not inconsistent with a rule of the NASD, which rule provides that no firm which is a member of the NASD shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

Securities considered as investments for the Portfolio may also be appropriate for other investment accounts managed by the investment adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Portfolio and one or more of such other accounts simultaneously, the investment adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Portfolio will not participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the investment adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Portfolio from time to time, it is the opinion of the Trustees of the Trust and the Portfolio that the benefits from the investment adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Prior to March 1, 2001, the assets of Tax-Managed Small-Cap Growth Portfolio's predecessor were managed by Eaton Vance. The following table shows brokerage commissions paid by the Portfolio's predecessor during the period from November 1, 2000, to February 28, 2001 and for the two fiscal years ended October 31, 2000 and 1999, as well as the amount of security transactions for the most recent fiscal year that were directed to firms which provided some research services to BMR, the Portfolio's investment adviser or its affiliates and the commissions paid in connection therewith (although many of such firms may have been selected in any particular transaction primarily because of their execution capabilities):


                                                                                        Amount of          Commissions Paid
                                                                                      Transactions          on Transactions
                                                                                   Directed to Firms       Directed to Firms
                          Brokerage Commissions Paid for the Fiscal Year Ended     Providing Research      Providing Research
                          ----------------------------------------------------     ------------------      ------------------
Name                            10/31/01        10/31/00        10/31/99                10/31/01                10/31/01
----                            --------        --------        --------                --------                --------
Portfolio                      $82,874(1)         N/A             N/A                 $39,335,974(1)           $65,161(1)
Portfolio Predecessor          $54,096(2)      276,128(2)     154,791(2)

(1) For the period from the Portfolio's commencement of operations, March 1, 2001, to October 31, 2001.

(2) Brokerage commissions paid by the Portfolio's predecessor for the period from November 1, 2000, to February 28, 2001 and for the fiscal years ended October 31, 2000 and 1999.

                              FINANCIAL STATEMENTS

The audited financial statements of, and the independent auditors' report for, the Fund and Portfolio, appear in the Fund's most recent annual report to shareholders and are incorporated by reference into this SAI. A copy of the annual report accompanies this SAI.

Householding. Consistent with applicable law, duplicate mailings of shareholder reports and certain other Fund information to shareholders residing at the same address may be eliminated.

                                                                      APPENDIX A

                      Class A Fees, Performance & Ownership

Sales Charges, Service Fees and Repurchase Transaction Fees. For the fiscal year ended October 31, 2001, the following table shows (1) total sales charges paid by the Fund, (2) sales charges paid to investment dealers, (3) sales charges paid to the principal underwriter, (4) total service fees paid by the Fund, (5) service fees paid to investment dealers, and (6) repurchase transaction fees paid to the principal underwriter. Service fees that were not paid to investment dealers were retained by the principal underwriter.

Total Sales      Sales Charges to          Sales Charges to    Total Service     Service Fees Paid      Repurchase Transaction Fees
Charges Paid    Investment Dealers      Principal Underwriter   Fees Paid      to Investment Dealers   Paid to Principal Underwriter
------------    ------------------      ---------------------   ---------      ---------------------   -----------------------------
 $665,644            $567,140                 $98,504           $287,068            $154,709                    $4,527.50

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                                Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -40.33%                -0.39%
Before Taxes and Including Maximum Sales Charge                                  -43.77%                -1.82%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -40.33%                -0.39%
After Taxes on Distributions and Including Maximum Sales Charge                  -43.77%                -1.82%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.56%                -0.31%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -26.66%                -1.45%

     Class A commenced operations September 25, 1997.

Control Persons and Principal Holders of Securities. At February 1, 2002, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        8.1%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX B

                      Class B Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2001, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class B shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class B), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                Distribution                                                                            Repurchase
                    Fee             CDSC         Uncovered                           Service Fees      Transaction
                  Paid to         Paid to   Distribution Charges                        Paid to        Fees Paid to
Sales            Principal       Principal   (as a % of Class         Service         Investment         Principal
Commission      Underwriter     Underwriter     Net Assets)             Fees            Dealers         Underwriter
----------      -----------     -----------     -----------             ----            -------         -----------
$1,144,123      $1,303,009       $584,000     $8,433,000 (6.3%)       $450,521         $305,277           $5,175

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                             Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -40.82%                -1.14%
Before Taxes and Including Maximum Sales Charge                                  -43.78%                -1.63%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -40.82%                -1.14%
After Taxes on Distributions and Including Maximum Sales Charge                  -43.78%                -1.63%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.86%                -0.91%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -26.66%                -1.30%

     Class B commenced operations September 29, 1997.

Control Persons and Principal Holders of Securities. At February 1, 2002, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        12.7%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

                                                                      APPENDIX C

                      Class C Fees, Performance & Ownership

Distribution, Service and Repurchase Transaction Fees. For the fiscal year ended October 31, 2001, the following table shows (1) sales commissions paid by the principal underwriter to investment dealers on sales of Class C shares, (2) distribution fees paid to the principal underwriter under the Distribution Plan,
(3) CDSC payments to the principal underwriter, (4) uncovered distribution charges under the Distribution Plan (dollar amount and as a percentage of net assets attributable to Class C), (5) service fees paid under the Distribution Plan, (6) service fees paid to investment dealers, and (7) repurchase transaction fees paid to the principal underwriter. The service fees paid by the Fund that were not paid to investment dealers were retained by the principal underwriter.

                Distribution                                                                            Repurchase
                    Fee             CDSC         Uncovered                           Service Fees      Transaction
                  Paid to         Paid to   Distribution Charges                        Paid to        Fees Paid to
Sales            Principal       Principal   (as a % of Class         Service         Investment         Principal
Commission      Underwriter     Underwriter     Net Assets)             Fees            Dealers         Underwriter
----------      -----------     -----------     -----------             ----            -------         -----------
 $508,640        $660,819         $33,000    $7,563,000 (11.3%)       $20,304           $127,017           $2,600

Performance Information. The table below indicates the average annual total return (both before and after taxes) on a hypothetical investment of $1,000 in this Class of shares for the periods shown in the table. Past performance (both before and after taxes) is no guarantee of future results. Investment return and principal value will fluctuate; shares, when redeemed, may be worth more or less than their original cost. Any return presented with an asterisk (*) includes the effect of subsidizing expenses. Returns would have been lower without subsidies.

About Returns After Taxes. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period. Also, Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

                                                                              Length of Period Ended October 31, 2001
Average Annual Total Return:                                                    One   Year           Life of Fund
----------------------------                                                    -----------          -------------
Before Taxes and Excluding Maximum Sales Charge                                  -40.81%                -1.25%
Before Taxes and Including Maximum Sales Charge                                  -41.40%                -1.25%
After Taxes on Distributions and Excluding Maximum Sales Charge                  -40.81%                -1.25%
After Taxes on Distributions and Including Maximum Sales Charge                  -41.40%                -1.25%
After Taxes on Distributions and Redemption and Excluding Maximum Sales Charge   -24.85%                -0.99%
After Taxes on Distributions and Redemption and Including Maximum Sales Charge   -25.21%                -0.99%

     Class C commenced operations September 29, 1997.

Control Persons and Principal Holders of Securities. At February 1, 2002, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of this Class of the Fund. In addition, as of the same date, the following person(s) held the share percentage indicated below, which was owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances:

Merrill Lynch, Pierce, Fenner & Smith, Inc.     Jacksonville, FL        18.4%

To the knowledge of the Trust, no other person owned of record or beneficially 5% or more of the outstanding shares of this Class of the Fund as of such date.

[EATON VANCE LOGO]




                                                                 [1040 TAX FORM]

Annual Report October 31, 2001


                                  EATON VANCE
                                  TAX-MANAGED
[NYSE FLAG]                         EMERGING
                                     GROWTH
                                      FUND
                                      1.1



[ADDING MACHINE TAPE AND 1099 TAX FORM]

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
L E T T E R T O S H A R E H O L D E R S
================================================================================

[PHOTO OF JAMES B.     Eaton Vance Tax-Managed Emerging Growth Fund 1.1, Class A
HAWKES]                shares,  had  a  total  return of -40.33% during the year

James B. Hawkes        ended  October  31,  2001.  That return was the result of
President              a decrease in net asset value per share (NAV) from $16.49
on James B. Hawkes $16.49 on October 31, 2000 to $9.84 on October 31, President 2001.(1) Class B shares had a total return of -40.82% for the same period, the result of a decrease in NAV from $16.12 to $9.54.(1) Class C shares had a total return of -40.81% for the same period, the result of a decrease in NAV from $16.05 to $9.50.(1)

By comparison, the S&P SmallCap 600 Index -- a widely recognized, unmanaged index of small-capitalization stocks -- had a total return of -6.45% for the period from October 31, 2000 to October 31, 2001.(2)

A SLOWING ECONOMY WAS DEALT A FURTHER BLOW BY THE EVENTS OF SEPTEMBER 11TH...

The fiscal year witnessed a significant slowing of the economy, characterized by deteriorating corporate profits, job layoffs and sharply lower capital spending. Against this discouraging backdrop, the equity markets moved dramatically lower through much of the year. The tragic events of September 11th proved to be the final impetus for the downward trend: Consumer spending declined sharply and the U.S. economy edged closer to recession in the third quarter, as Gross Domestic Product contracted at its fastest rate in more than a decade. In an effort to boost the economy, the Federal Reserve began an aggressive series of rate cuts. From January through early November, the Fed cuts its Federal Funds rate a total of 450 basis points (4.50%).

Encouragingly, even as the economy continues to struggle in the fourth quarter, the markets appeared to gain some traction in October. Investors, however, have become much more selective, focusing increasingly on sound fundamentals and reasonable valuations. In that climate, overbought telecom and technology stocks have lost favor with investors, while undervalued companies with good earnings visibility have returned to the spotlight.

As troubling as the recent past has been, we remain optimistic about our economic future and opportunities in the equity markets. In the following pages, portfolio manager Jack Smiley discusses the past year and provides his insights on the market in the year ahead.

                                Sincerely,


                                /s/ James B. Hawkes
                                James B. Hawkes
                                President
                                December 5, 2001

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF OCTOBER 31, 2001

PERFORMANCE(3)                          CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                -40.33%         -40.82%         -40.81%
Life of Fund+                            -0.39           -1.14           -1.25

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                                -43.77%         -43.78%         -41.40%
Life of Fund+                            -1.82           -1.63           -1.25

+Inception Dates -- Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97

TEN LARGEST EQUITY HOLDINGS(4)
--------------------------------------------------------------------------------
By total net assets
Apollo Group, Inc.                              2.4%
XTO Energy, Inc.                                2.0
Millipore Corp.                                 1.9
Entercom Communications Corp.                   1.8
United Stationers                               1.8
Resmed Inc.                                     1.7
Province Healthcare Co.                         1.7
Maxim Integrated Products, Inc.                 1.7
Tekelec                                         1.6
Louis Dreyfus Natural Gas                       1.6

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. (4) Ten largest equity holdings accounted for 18.2% of the Fund's net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
M A N A G E M E N T D I S C U S S I O N
================================================================================

AN INTERVIEW WITH EDWARD E. (JACK) SMILEY, VICE PRESIDENT AND PORTFOLIO MANAGER OF TAX-MANAGED EMERGING GROWTH PORTFOLIO

                                        [PHOTO OF JACK SMILEY]

Q:   JACK, LET'S START WITH AN
     OVERVIEW OF THE FUND'S
     PERFORMANCE OVER THE               Edward E. (Jack) Smiley, CFA
     PAST YEAR.                         Portfolio Manager

A: Despite our best efforts, we were disappointed in the Fund's performance over the 12 months ended October 31, 2001. As we mentioned in last year's report, we expected a choppy market environment, but we did not expect the
     pronounced   weakness  that  the  market   experienced.

     Several factors contributed to this weakness. Last year, we had mentioned reduced expectations for some technology companies, but we did not correctly estimate the depth of decline of telecommunications spending, which had a ripple effect on a lot of our stocks, specifically semiconductors. Interestingly, we had done well versus our benchmark, the S&P SmallCap 600 Index,* the previous two years, and the main reason for underperformance this year was that we held more software and semiconductor stocks than the benchmark did. This hurt our performance quite a bit, despite having helped the previous two years.

Q: HOW DID SOME OF THE OTHER SECTORS OWNED BY THE PORTFOLIO PERFORM IN THIS MARKET ENVIRONMENT?

A: The strengths over the last 12 months were very similar to those of the previous year. Education stocks did very well once again for the Portfolio -- stocks such as our biggest holding at October 31, 2001, Apollo Group, and Career Education Corp. had strong positive returns. Both of those stocks were up by more than 30% over the last 12 months. Several of the energy stocks, including XTO Energy and Newfield Exploration, showed us good relative performance. Specialty retailing was another sector that did very well for the Portfolio, including such stocks as 99 Cents Only Stores, Whole Foods Markets, Hot Topic, Coach, and Duane Reade, which all had positive returns for the past year and strong relative performance. Finally, healthcare performed well to some extent, with Thoratec and Haemonetics in particular having a positive affect on our performance.

     The weakest areas of the Portfolio, as I mentioned, were primarily in the areas of semiconductors and software. Many of these names, fortunately, are stocks that we still believe in and hold in the Portfolio, such as Retek, Manhattan Associates, Serena Software, Embarcadero Technologies, and

FIVE  LARGEST  SECTOR POSITIONS+
--------------------------------------------------------------------------------
By total net assets

Oil & Gas -- Exploration and Production                 7.2%
Electronics -- Semiconductor Manufacturing              6.8%
Medical Products                                        6.1%
Medical -- Biomed/Genetics                              6.1%
Commercial Services -- Schools                          5.6%

+    Sector Positions subject to change due to active management.

* The S&P SmallCap 600 Index is a broad-based, unmanaged market index of 600 small capitalization stocks. It is not possible to invest directly in an Index.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
M A N A G E M E N T D I S C U S S I O N
================================================================================

     Netegrity in the software sector. In the semiconductor area, the communications stocks were weak: Vitesse, Applied Micro Circuits, Elantec, and Exar -- all were hurt by the slowdown in communications. But we felt that the stocks had good recovery potential, and we continue to think that they should do well over the next several years.

Q: JACK, HOW DID THE FUND'S TAX-MANAGEMENT STRATEGY COME INTO PLAY DURING THIS DOWN MARKET?

A: From a tax-management standpoint, the Fund is in excellent shape. Once again, we will not pay out any capital gains this year. We ended the year with a tax-loss carry-forward of $124 million. What this means is that we can take gains up to that amount periodically over the next few years and not have any concerns about a taxable event for our shareholder.

Q:   THAT LEADS INTO OUR NEXT QUESTION:  WHAT IS THE CURRENT  FORECAST,  IN YOUR
     VIEW?

A: This year, we have had the double-whammy of the recessionary economy, plus the terrorist attacks. The market has had a very nice recovery since the lows of September 2001; we've seen a strong come-back in stock prices. We will proceed with caution, however, until the overall economy starts to grow again. We anticipate that this should occur in mid-2002. Of course, the terrorism issue is a wildcard that could cause periodic sell-offs in the market, and conversely, could spur some rallies on good news. But overall, it is an added unknown for the market.

     We do anticipate that, generally speaking, the markets could see positive returns in the next year. However, these will be more moderate returns than we saw in the 1990s. If the market closes December 2001 in a downturn, it would be the second year in a row that the market closed the year in negative territory. Historically, however, the market has posted a positive return in the third year following two consecutive declining years. As for the Portfolio specifically, we continue to see good earnings growth out of many of the companies whose stocks we hold. And for the stocks in areas that have been depressed, especially in semiconductors, we believe that their order rates are beginning to bottom and that we should start to see some pick-up in the middle of 2002.

     We also think that energy stocks have pulled back, too, as oil prices have declined, and that could offer some good opportunities in the next year.

     The Portfolio remains well diversified in its holdings, which can help reduce the impact of any potential market volatility. In our research efforts, we will continue to look for emerging growth companies that we feel present a good opportunity for long-term, after-tax returns for our shareholders.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
P E R F O R M A N C E
================================================================================

[EDGAR REPRESENTATION OF PLOT POINTS IN GRAPH]

                     TAX-MANAGED EMERGING GROWTH FUND 1.1-A
                               Inception: 9/25/97
--------------------------------------------------------------------------------
               FUND                 FUND                           S&P
             VALUE AT            VALUE WITH                  SMALLCAP 600
DATE            NAV             SALES CHARGE                    INDEX
--------------------------------------------------------------------------------
9/30/97                10000           10000           10000
10/31/97                9682            9128            9568
11/30/97                9523            8978            9499
12/31/97                9930            9363            9691
1/31/98                 9811            9250            9502
2/28/98                10616           10009           10367
3/31/98                11044           10412           10763
4/30/98                11113           10478           10826
5/31/98                10358            9766           10253
6/30/98                10885           10262           10282
7/31/98                10119            9541            9496
8/31/98                 8151            7685            7663
9/30/98                 8996            8482            8133
10/31/98                9404            8866            8511
11/30/98               10040            9466            8990
12/31/98               11113           10478            9564
1/31/99                11153           10515            9444
2/28/99                10239            9653            8593
3/31/99                10606           10000            8704
4/30/99                10755           10141            9279
5/31/99                10984           10356            9505
6/30/99                11909           11228           10046
7/31/99                11789           11115            9957
8/31/99                11759           11087            9519
9/30/99                12266           11565            9559
10/31/99               13032           12287            9536
11/30/99               14245           13430            9937
12/31/99               16272           15342           10750
1/31/00                15875           14967           10417
2/29/00                19225           18126           11812
3/31/00                19076           17985           11376
4/30/00                16928           15961           11181
5/31/00                15905           14995           10849
6/30/00                17763           16748           11491
7/31/00                16461           15520           11209
8/31/00                18439           17385           12202
9/30/00                17634           16626           11870
10/31/00               16392           15455           11944
11/30/00               13181           12427           10701
12/31/00               14503           13674           12020
1/31/01                14732           13889           12534
2/28/01                12127           11434           11769
3/31/01                10527            9925           11229
4/30/01                12217           11518           12085
5/31/01                12356           11649           12317
6/30/01                12455           11743           12768
7/31/01                11581           10918           12555
8/31/01                10726           10112           12267
9/30/01                 8807            8304           10608
10/31/01                9781            9222           11183

PERFORMANCE**           CLASS A         CLASS B         CLASS C
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                -40.33%         -40.82%         -40.81%
Life of Fund+            -0.39           -1.14           -1.25

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
--------------------------------------------------------------------------------
One Year                -43.77%         -43.78%         -41.40%
Life of Fund+            -1.82           -1.63           -1.25

+    Inception Dates -- Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97*

* Source: TowersData, Bethesda, MD. Investment operations commenced 9/25/97. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. The chart compares the Fund's total return with that of the S&P Smallcap 600 Index, a broad-based, unmanaged market index of 600 small capitalization stocks. Returns are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of a $10,000 hypothetical investment in the Fund and in the S&P 600 Index. An investment in the Fund's Class B shares on 9/29/97 at net asset value would have grown to $9,540 on October 31, 2001, $9,349 including applicable CDSC. An investment in the Fund's Class C shares on 9/29/97 at net asset value would have had a value of $9,500 on October 31, 2001. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
P E R F O R M A N C E
================================================================================

AFTER-TAX PERFORMANCE
AS OF OCTOBER 31, 2001

The tables below set forth the pre-tax and after-tax performance for the Fund. After-tax performance reflects the impact of federal income taxes on Fund distributions of dividends and capital gains, as well as capital gains taxes on the sale of Fund shares, while pre-tax performance does not. Because the objective of the Fund is to provide long-term, after-tax returns to shareholders, it is important for investors to know the effect of taxes on the Fund's return.

================================================================================
Average Annual Total Returns
(For the year ended October 31, 2001)

Returns at Net Asset Value (NAV) (Class A)
--------------------------------------------------------------------------------
                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                             -40.33%         -0.39%
Return After Taxes on Distributions             -40.33%         -0.39%
Return After Taxes on Distributions             -24.56%         -0.31%
and Sale of Fund Shares

Returns at Public Offering Price (POP) (Class A)
--------------------------------------------------------------------------------
                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                             -43.77%         -1.82%
Return After Taxes on Distributions             -43.77%         -1.82%
Return After Taxes on Distributions             -26.66%         -1.45%
and Sale of Fund Shares
================================================================================

================================================================================
Average Annual Total Returns
(For the year ended October 31, 2001)

Returns at Net Asset Value (NAV) (Class B)
--------------------------------------------------------------------------------
                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                             -40.82%         -1.14%
Return After Taxes on Distributions             -40.82%         -1.14%
Return After Taxes on Distributions             -24.86%         -0.91%
and Sale of Fund Shares

Returns at Public Offering Price (POP) (Class B)
--------------------------------------------------------------------------------
                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                             -43.78%         -1.63%
Return After Taxes on Distributions             -43.78%         -1.63%
Return After Taxes on Distributions             -26.66%         -1.30%
and Sale of Fund Shares
================================================================================

================================================================================
Average Annual Total Returns
(For the year ended October 31, 2001)

Returns at Net Asset Value (NAV) (Class C)
--------------------------------------------------------------------------------
                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                             -40.81%         -1.25%
Return After Taxes on Distributions             -40.81%         -1.25%
Return After Taxes on Distributions             -24.85%         -0.99%
and Sale of Fund Shares

Returns at Public Offering Price (POP) (Class C)
--------------------------------------------------------------------------------
                                                ONE YEAR      LIFE OF FUND
Return Before Taxes                             -41.40%         -1.25%
Return After Taxes on Distributions             -41.40%         -1.25%
Return After Taxes on Distributions             -25.21%         -0.99%
and Sale of Fund Shares
================================================================================

Class A commenced operations on 9/25/97. Class B and Class C commenced operations on 9/29/97. Returns at Public Offering Price (POP) reflect the deduction of the maximum sales charge, while returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. For each class, Return After Taxes on Distributions for One Year and Life of Fund is the same as Return Before Taxes because no distributions were paid during those periods. For each class, Return After Taxes on Distributions and Sale of Fund Shares for One Year and Life of Fund is higher than Return After Taxes on Distributions because of realized losses.

Past performance (both before and after taxes)is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES
AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investment in Tax-Managed Emerging Growth Portfolio, at value
   (identified cost, $271,211,164)                              $ 281,597,463
Receivable for Fund shares sold                                       516,768
Deferred organization expenses                                          1,782
--------------------------------------------------------------------------------
TOTAL ASSETS                                                    $ 282,116,013
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for Fund shares redeemed                                $     887,555
Payable to affiliate for distribution and service fees                 57,949
Payable to affiliate for Trustees' fees                                   800
Accrued expenses                                                      120,936
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $   1,067,240
--------------------------------------------------------------------------------
NET ASSETS                                                      $ 281,048,773
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                                                 $ 396,902,024
Accumulated net realized loss
   (computed on the basis of identified cost)                    (126,239,550)
Net unrealized appreciation from Portfolio
   (computed on the basis of identified cost)                      10,386,299
--------------------------------------------------------------------------------
TOTAL                                                           $ 281,048,773
--------------------------------------------------------------------------------

Class A Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $  81,607,617
SHARES OUTSTANDING                                                  8,293,338
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial
   interest outstanding)                                        $        9.84
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $9.84)                              $       10.44
--------------------------------------------------------------------------------

Class B Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $ 132,891,656
SHARES OUTSTANDING                                                 13,930,905
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial
   interest outstanding)                                        $        9.54
--------------------------------------------------------------------------------

Class C Shares
--------------------------------------------------------------------------------
NET ASSETS                                                      $  66,549,500
SHARES OUTSTANDING                                                  7,002,653
NET ASSET VALUE, OFFERING PRICE AND PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial
   interest outstanding)                                        $        9.50
--------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
OCTOBER 31, 2001
Investment Income
--------------------------------------------------------------------------------
Interest                                                        $     558,334
Interest allocated from Portfolio                                     226,518
Dividends                                                             152,606
Dividends allocated from Portfolio                                    229,294
Expenses allocated from Portfolio                                  (1,563,837)
--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                             $    (397,085)
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                          $     908,801
Trustees' fees and expenses                                             9,743
Distribution and service fees
   Class A                                                            276,791
   Class B                                                          1,737,345
   Class C                                                            876,830
Transfer and dividend disbursing agent fees                           427,694
Custodian fee                                                         102,160
Registration fees                                                     102,012
Printing and postage                                                   73,055
Legal and accounting services                                          18,415
Amortization of organization expenses                                   1,468
Miscellaneous                                                         113,485
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  $   4,647,799
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                             $  (5,044,884)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) from Portfolio --
   Investment transactions (identified cost basis)              $ (51,755,341)
   Securities sold short                                                2,304
Net realized gain (loss)
   Investment transactions (identified cost basis)                (26,188,052)
   Securities sold short                                              375,180
--------------------------------------------------------------------------------
NET REALIZED LOSS                                               $ (77,565,909)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) from Portfolio --
   Investments (identified cost basis)                          $ (18,995,891)
Change in unrealized appreciation (depreciation)
   Investments (identified cost basis)                           (104,803,186)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $(123,799,077)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED LOSS                                $(201,364,986)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS                      $(206,409,870)
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                             YEAR ENDED      YEAR ENDED
IN NET ASSETS                                OCTOBER 31, 2001 OCTOBER 31, 2000
--------------------------------------------------------------------------------
From operations --
Net investment loss                          $    (5,044,884)  $  (3,993,232)
Net realized loss                                (77,565,909)    (36,871,695)
Net change in unrealized
   appreciation (depreciation)                  (123,799,077)     81,695,113
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                           $  (206,409,870)  $  40,830,186
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                $  46,616,626     $  97,445,679
      Class B                                   35,165,041       116,958,589
      Class C                                   27,030,666        72,139,560
   Cost of shares redeemed
      Class A                                  (49,076,221)      (21,227,301)
      Class B                                  (34,411,861)      (16,442,414)
      Class C                                  (23,626,152)       (6,897,280)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                   $   1,698,099     $ 241,976,833
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS        $(204,711,771)    $ 282,807,019
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                         $ 485,760,544     $ 202,953,525
--------------------------------------------------------------------------------
AT END OF YEAR                               $ 281,048,773     $ 485,760,544
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                                                       CLASS A
                                                        ----------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------------------
                                                        2001            2000            1999            1998            1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $16.490         $ 13.110        $ 9.460         $ 9.740        $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            $(0.110)        $ (0.062)       $(0.053)        $(0.040)       $ 0.008
Net realized and unrealized gain (loss)                  (6.540)           3.442          3.703          (0.240)        (0.268)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $(6.650)        $  3.380        $ 3.650         $(0.280)       $(0.260)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $ 9.840         $ 16.490        $13.110         $ 9.460        $ 9.740
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                          (40.33)%          25.78%         38.58%          (2.87)%        (2.60)%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $81,608         $145,852        $57,518         $28,035        $ 3,925
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                             1.16%            1.07%          1.04%           1.21%          0.63%(4)
   Expenses after custodian fee reduction(3)               1.14%              --             --              --             --
   Net investment income (loss)                           (0.83)%          (0.49)%        (0.55)%         (0.57)%         1.83%(4)
Portfolio Turnover(5)                                        22%              77%            80%            110%             7%
Portfolio Turnover of the Portfolio*                         38%              --             --              --             --
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the start of business, September 25, 1997, to October 31, 1997.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4)  Annualized.
(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                                                       CLASS B
                                                        ----------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------------------
                                                        2001            2000            1999            1998            1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $ 16.120        $ 12.910        $ 9.390         $ 9.740         $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            $ (0.197)       $ (0.167)       $ (0.128)       $(0.090)        $ 0.005
Net realized and unrealized gain (loss)                   (6.383)          3.377           3.648         (0.260)         (0.265)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $ (6.580)       $ 3.210         $ 3.520         $(0.350)        $(0.260)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $ 9.540         $ 16.120        $ 12.910        $ 9.390         $ 9.740
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                          (40.82)%          24.86%          37.49%         (3.59)%         (2.60)%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $132,892        $228,177        $105,949        $52,641         $ 8,613
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                              1.92%           1.82%           1.81%          2.04%           1.37%(4)
   Expenses after custodian fee reduction(3)                1.90%             --              --             --              --
   Net investment income (loss)                            (1.58)%         (1.24)%         (1.33)%         (1.41)%         1.13%(4)
Portfolio Turnover(5)                                         22%             77%             80%            110%             7%
Portfolio Turnover of the Portfolio*                          38%             --              --              --             --
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the commencement of offering of Class B shares, September 29, 1997, to October 31, 1997.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4)  Annualized.
(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

FINANCIAL HIGHLIGHTS

                                                                                       CLASS C
                                                        ----------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ----------------------------------------------------------------------------
                                                        2001            2000            1999            1998            1997(1)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                    $16.050         $ 12.860        $ 9.370         $ 9.720         $10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                            $(0.198)        $ (0.154)       $(0.135)        $(0.092)        $ 0.003
Net realized and unrealized gain (loss)                  (6.352)           3.344          3.625          (0.258)         (0.283)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                     $(6.550)        $  3.190        $ 3.490         $(0.350)        $(0.280)
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                          $ 9.500         $ 16.050        $12.860         $ 9.370         $ 9.720
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                                          (40.81)%          24.80%         37.25%          (3.60)%         (2.80)%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)                 $66,550         $111,731        $39,487         $18,455         $ 2,051
Ratios (As a percentage of average daily net assets):
   Expenses(3)                                             1.92%            1.85%          1.95%           2.21%           1.56%(4)
   Expenses after custodian fee reduction(3)               1.90%              --             --              --              --
   Net investment income (loss)                           (1.58)%          (1.27)%        (1.47)%         (1.58)%          0.90%(4)
Portfolio Turnover(5)                                        22%              77%            80%            110%              7%
Portfolio Turnover of the Portfolio*                         38%              --             --              --              --
------------------------------------------------------------------------------------------------------------------------------------

(1) For the period from the commencement of offering of Class C shares, September 29, 1997, to October 31, 1997.
(2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
(3)  Includes the Fund's share of the Portfolio's allocated expenses.
(4)  Annualized.
(5) Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly in securities.
* For the period from the Portfolio's start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================

1    Significant Accounting Policies
--------------------------------------------
     Eaton Vance  Tax-Managed  Emerging  Growth Fund 1.1  (formerly  Eaton Vance
     Tax-Managed Emerging Growth Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund has three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Tax-Managed Emerging Growth Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (91.5% at October 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

     B Income -- The Fund's net investment income or loss consists of the Fund's pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America. Prior to the Fund's investment in the Portfolio, the Fund held its investments directly. For investments held directly, dividend income was recorded on the ex-dividend date and interest income was recorded on the accrual basis. However, if the ex-dividend date had passed, certain dividends from foreign securities were recorded as the Fund was informed of the ex-dividend date.

     C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2001, the Fund, for federal income tax purposes, had a capital loss carryover of $124,040,003 which will reduce the taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryover will expire on October 31, 2005 ($56,332), on October 31, 2006
     ($10,740,877),  on  October  31,  2007  ($122,804),  on  October  31,  2008
     ($35,279,692), and on October 31, 2009 ($77,840,298).

     D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

     E Other -- Investment transactions are accounted for on a trade-date basis. Dividends to shareholders are recorded on the ex-dividend date.

     F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2    Distributions to Shareholders
--------------------------------------------
     It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and at least one distribution annually of all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are paid in the form of additional shares or, at the election of the

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     shareholder, in cash. Shareholders may reinvest all distributions in shares of the Fund at the net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over distributions for financial statement purposes only, are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3    Distributions to Shareholders
--------------------------------------------
     The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                        YEAR ENDED OCTOBER 31,
                                      ------------------------
CLASS A                                 2001            2000
------------------------------------------------------------------
Sales                                   3,603,803       5,717,246
Redemptions                            (4,152,922)     (1,261,543)
------------------------------------------------------------------
NET INCREASE (DECREASE)                  (549,119)      4,455,703
------------------------------------------------------------------

                                        YEAR ENDED OCTOBER 31,
                                       ------------------------
CLASS B                                 2001            2000
------------------------------------------------------------------
Sales                                   2,753,807       6,935,523
Redemptions                            (2,978,935)       (986,193)
------------------------------------------------------------------
NET INCREASE (DECREASE)                  (225,128)      5,949,330
------------------------------------------------------------------

                                        YEAR ENDED OCTOBER 31,
                                       ------------------------
CLASS C                                 2001            2000
------------------------------------------------------------------
Sales                                   2,113,371       4,304,712
Redemptions                            (2,070,121)       (415,125)
------------------------------------------------------------------
NET INCREASE                               43,250       3,889,587
------------------------------------------------------------------

4    Transactions with Affiliates
--------------------------------------------
          Prior to March 1, 2001 (when the Fund transferred substantially all of its assets to the Portfolio for an interest in the Portfolio) Eaton Vance Management (EVM) earned an investment adviser fee as compensation for management and investment advisory services rendered to the Fund. The fee was at an annual rate of 0.625% of the Fund's average daily net assets up to $500 million, and at reduced rates as the daily net assets exceeded that level, and amounted to $908,801 for the period from November 1, 2000 to February 28, 2001. Since March 1, 2001, EVM has served only as administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

          Except for Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fees earned by EVM and BMR. Trustees of the Fund that are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. As of October 31, 2001, no significant amounts have been deferred. Eaton Vance Distributors, Inc.
          (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $98,504 as its portion of the sales charge on sales of Class A for the year ended October 31, 2001. Certain officers and Trustees of the Fund and Portfolio are officers of the above organizations.

5    Distribution and Service Plans
--------------------------------------------
          The Fund has in effect  distribution plans for Class B shares (Class B
          Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan for Class A shares (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

          deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $1,303,009 and $657,599 for Class B and Class C shares, respectively, to or payable to EVD for the year ended October 31, 2001, representing 0.75% (annualized) of the average daily net assets for Class B and Class C shares, respectively. At October 31, 2001, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $8,433,000 and $7,563,000 for Class B and Class C shares, respectively.

          The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons amounting to 0.25% of the Fund's average daily net assets attributable to Class A, Class B, and Class C shares for each fiscal year. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended October 31, 2001 amounted to $276,791, $434,336 and $219,231 for Class A, Class B, and Class C shares, respectively.

6    Contingent Deferred Sales Charge
--------------------------------------------

          A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending upon the circumstances of purchase). The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point in each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase.

          No CDSC is levied on shares which have been sold to EVM, its affiliates or their respective employees or clients and may be waived under certain other limited conditions. CDSC charges received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Class B and Class C Plans, respectively (see Note 5). CDSC charges assessed on Class B and Class C shares when no Uncovered Distribution Charges exist for the respective classes will be credited to the Fund. EVD received approximately $584,000 and $33,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively for the year ended October 31, 2001.

7    Investment Transactions
--------------------------------------------
          Prior to March 1, 2001, purchases and sales of investments, other than short-term obligations, aggregated $132,817,981 and $88,055,452, respectively. On March 1, 2001, the Fund transferred net assets with a value of $382,775,917 (substantially all its investable assets), including unrealized appreciation of $29,382,190, to the Portfolio in exchange for an interest in the Portfolio. Increases and decreases in the Fund's investment in the Portfolio aggregated $40,581,675 and $70,003,186, respectively for the period from March 1, 2001, to October 31, 2001.

8    Name Change
--------------------------------------------
          Effective March 1, 2001, Eaton Vance Tax-Managed Emerging Growth Fund changed its name to Eaton Vance Tax-Managed Emerging Growth Fund 1.1.

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1:
----------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Emerging Growth Fund 1.1 (formerly Eaton Vance Tax-Managed Emerging Growth Fund) as of October 31, 2001, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended October 31, 2001 and 2000, and the financial highlights for each of the years in the four-year period ended October 31, 2001, and the period from the start of business, September 25, 1997, to October 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Emerging Growth Fund 1.1 at October 31, 2001, the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS
================================================================================

COMMON STOCKS -- 98.4%

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Auto / Truck - Original Equipment -- 0.8%
------------------------------------------------------------------------
Gentex Corp.(1)                         100,000         $ 2,380,000
------------------------------------------------------------------------
                                                        $ 2,380,000
------------------------------------------------------------------------
Banks - West/Southwest -- 0.7%
------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.               30,000         $   808,800
Downey Financial Corp.                   40,000           1,405,600
------------------------------------------------------------------------
                                                        $ 2,214,400
------------------------------------------------------------------------
Broadcasting and Radio -- 1.1%
------------------------------------------------------------------------
Cox Radio, Inc. Class A(1)              150,000         $ 3,255,000
------------------------------------------------------------------------
                                                        $ 3,255,000
------------------------------------------------------------------------
Business Services - Miscellaneous -- 3.6%
------------------------------------------------------------------------
DiamondCluster International, Inc.(1)   165,000         $ 1,699,500
Exult, Inc.(1)                          100,000           1,400,000
Fair, Isaac and Co., Inc.                38,500           1,830,675
Hotel Reservations Network, Inc.(1)      30,000             928,800
Iron Mountain, Inc.(1)                  120,000           4,686,000
Pivotal Corp.(1)                        155,000             468,100
------------------------------------------------------------------------
                                                        $11,013,075
------------------------------------------------------------------------
Commercial Services - Miscellaneous -- 2.0%
------------------------------------------------------------------------
Forrester Research, Inc.(1)             150,000         $ 2,422,500
Harte-Hanks Communications, Inc.        160,000           3,728,000
------------------------------------------------------------------------
                                                        $ 6,150,500
------------------------------------------------------------------------
Commercial Services - Schools -- 5.6%
------------------------------------------------------------------------
Apollo Group, Inc.(1)                   180,000         $ 7,317,000
Career Education Corp.(1)               170,000           4,431,900
Devry, Inc.(1)                          150,000           4,042,500
Edison Schools, Inc.(1)                  85,000           1,602,250
------------------------------------------------------------------------
                                                        $ 17,393,650
------------------------------------------------------------------------
Commercial Services - Staffing -- 0.8%
------------------------------------------------------------------------
On Assignment, Inc.(1)                  145,000         $ 2,350,450
------------------------------------------------------------------------
                                                        $ 2,350,450
------------------------------------------------------------------------

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Communications Equipment -- 1.3%
------------------------------------------------------------------------
Polycom, Inc.(1)                         55,000         $ 1,648,900
WebEx Communications, Inc.(1)            75,000           2,310,000
------------------------------------------------------------------------
                                                        $ 3,958,900
------------------------------------------------------------------------
Communications Services -- 0.6%
------------------------------------------------------------------------
Alamosa Holdings, Inc.(1)               136,000         $ 1,914,880
------------------------------------------------------------------------
                                                        $ 1,914,880
------------------------------------------------------------------------
Computer Services -- 2.2%
------------------------------------------------------------------------
Acxiom Corp.(1)                         160,000         $ 1,886,400
BISYS Group, Inc. (The)(1)               92,000           4,785,840
------------------------------------------------------------------------
                                                        $ 6,672,240
------------------------------------------------------------------------
Computer Software -- 5.5%
------------------------------------------------------------------------
Advent Software, Inc.(1)                110,000         $ 4,242,700
Cerner Corp.(1)                          60,000           3,225,000
HNC Software, Inc.(1)                   110,000           1,903,000
NetIQ Corp.(1)                           60,000           1,689,000
Renaissance Learning, Inc.(1)            50,000           1,635,500
SERENA Software, Inc.(1)                187,400           3,028,384
Speechworks International(1)            120,000             900,000
Veritas Software Corp.(1)                 9,000             255,420
------------------------------------------------------------------------
                                                        $16,879,004
------------------------------------------------------------------------
Computers - Integrated Systems -- 0.6%
------------------------------------------------------------------------
Mercury Computer Systems, Inc.(1)        20,000         $   943,200
MICROS Systems, Inc.(1)                  50,000           1,079,500
------------------------------------------------------------------------
                                                        $ 2,022,700
------------------------------------------------------------------------
Electric Products - Miscellaneous -- 0.5%
-----------------------------------------------------------------------
Wilson Greatbatch Technologies, Inc.(1)  58,000         $ 1,667,500
------------------------------------------------------------------------
                                                        $ 1,667,500
------------------------------------------------------------------------
Electronic Manufacturing Services -- 1.4%
------------------------------------------------------------------------
Pemstar, Inc.(1)                        215,000         $ 2,687,500
Plexus Corp.(1)                          70,000           1,750,000
------------------------------------------------------------------------
                                                        $ 4,437,500
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Electronics - Scientific Instruments -- 1.9%
------------------------------------------------------------------------
Millipore Corp.                         110,000         $ 5,753,000
------------------------------------------------------------------------
                                                        $ 5,753,000
------------------------------------------------------------------------
Electronics - Semiconductor Equipment -- 4.1%
------------------------------------------------------------------------
ASM International NV(1)                  70,000         $ 1,113,700
Bell Microproducts, Inc.(1)             200,000           1,790,000
Dupont Photomasks, Inc.(1)               62,500           2,252,500
Maxim Integrated Products, Inc.(1)      112,058           5,126,653
Numerical Technologies, Inc.(1)          60,000           1,480,800
Simplex Solutions, Inc.(1)               60,000             732,000
------------------------------------------------------------------------
                                                        $12,495,653
------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing -- 6.8%
------------------------------------------------------------------------
Actel Corp.(1)                           60,000         $ 1,113,000
Alpha Industries, Inc.(1)               210,000           4,888,800
Applied Micro Circuits Corp.(1)         217,660           2,400,790
Elantec Semiconductor, Inc.(1)           90,700           2,964,983
Exar Corp.(1)                           130,000           2,930,200
Micrel, Inc.(1)                         116,000           2,917,400
Pericom Semiconductor Corp.(1)          100,000           1,345,000
TriQuint Semiconductor, Inc.(1)          50,000             884,000
Vitesse Semiconductor Corp.(1)          160,000           1,510,400
------------------------------------------------------------------------
                                                        $20,954,573
------------------------------------------------------------------------
Electronics - Semiconductors -- 0.7%
------------------------------------------------------------------------
Genesis Microchip, Inc.(1)               50,000         $ 2,310,500
------------------------------------------------------------------------
                                                        $ 2,310,500
------------------------------------------------------------------------
Finance - Investment Management -- 2.0%
------------------------------------------------------------------------
W.P. Stewart & Co., Ltd.                 75,000         $ 1,584,750
Waddell & Reed Financial, Inc., Class A 185,000           4,715,650
------------------------------------------------------------------------
                                                        $ 6,300,400
------------------------------------------------------------------------
Gaming -- 0.5%
------------------------------------------------------------------------
Anchor Gaming(1)                         30,000         $ 1,524,900
------------------------------------------------------------------------
                                                        $ 1,524,900
------------------------------------------------------------------------
Health Services -- 1.0%
------------------------------------------------------------------------
AmeriPath, Inc.(1)                       20,000         $   562,200

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Health Services (continued)
------------------------------------------------------------------------
DIANON Systems, Inc.(1)                  35,000         $ 1,613,500
MedQuist, Inc.(1)                        35,000             850,500
------------------------------------------------------------------------
                                                        $ 3,026,200
------------------------------------------------------------------------
Internet - Network Security / Solutions -- 1.7%
------------------------------------------------------------------------
Netegrity, Inc.(1)                      155,000         $ 1,819,700
Network Associates, Inc.(1)              60,000           1,152,000
SonicWALL, Inc.(1)                      165,000           2,343,000
------------------------------------------------------------------------
                                                        $ 5,314,700
------------------------------------------------------------------------
Internet - Software -- 3.7%
------------------------------------------------------------------------
Embarcadero Technologies, Inc.(1)       125,000         $ 1,462,500
F5 Networks, Inc.(1)                     55,000             829,950
Interwoven, Inc.(1)                      91,250             667,037
Manhattan Associates, Inc.(1)            28,600             859,144
Precise Software Solutions Ltd.(1)      150,000           2,866,500
Retek, Inc.(1)                           97,012           1,971,284
Stellent, Inc.(1)                        70,000           1,435,000
TIBCO Software, Inc.(1)                 140,000           1,181,600
------------------------------------------------------------------------
                                                        $11,273,015
------------------------------------------------------------------------
Leisure - Products -- 0.5%
------------------------------------------------------------------------
Callaway Golf Co.                       105,000         $ 1,500,450
------------------------------------------------------------------------
                                                        $ 1,500,450
------------------------------------------------------------------------
Machinery - Mtl Hdlg / Aluminum -- 0.4%
------------------------------------------------------------------------
Cognex Corp.(1)                          65,000         $ 1,233,700
------------------------------------------------------------------------
                                                        $ 1,233,700
------------------------------------------------------------------------
Manufacturing -- 0.9%
------------------------------------------------------------------------
Roper Industries Inc.                    50,000         $ 2,120,000
SureBeam Corp.(1)                        50,000             672,500
------------------------------------------------------------------------
                                                        $ 2,792,500
------------------------------------------------------------------------
Media - Newpapers -- 0.4%
------------------------------------------------------------------------
Belo (A.H.) Corp.                        65,000         $ 1,111,500
------------------------------------------------------------------------
                                                        $ 1,111,500
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Media - Radio / TV -- 1.8%
------------------------------------------------------------------------
Entercom Communications Corp.(1)        165,000         $ 5,560,500
------------------------------------------------------------------------
                                                        $ 5,560,500
------------------------------------------------------------------------
Medical - Biomed / Genetics -- 6.1%
------------------------------------------------------------------------
Affymetrix Inc.(1)                      110,000         $ 3,305,500
Aviron(1)                                25,300             842,490
Cell Therapeutics, Inc.(1)               40,000           1,201,200
Cephalon, Inc.(1)                        40,000           2,522,000
CV Therapeutics, Inc.(1)                 20,000             788,800
Decode Genetics, Inc.(1)                130,000           1,040,000
Human Genome Sciences, Inc.(1)           45,000           1,918,350
Incyte Pharmaceuticals, Inc.(1)          35,000             521,500
Millennium Pharmaceuticals(1)            23,000             585,580
Myriad Genetics, Inc.(1)                 30,000           1,380,000
Sequenom, Inc.(1)                       130,000             972,400
Tanox, Inc.(1)                           90,000           1,529,100
Vertex Pharmaceuticals, Inc.(1)          36,200             886,900
XOMA Ltd.(1)                            155,000           1,157,850
------------------------------------------------------------------------
                                                        $18,651,670
------------------------------------------------------------------------
Medical - Drug / Diversified -- 2.6%
------------------------------------------------------------------------
Abgenix, Inc.(1)                         55,000         $ 1,638,450
Adolor Corp.(1)                          65,000             997,750
Alkermes, Inc.(1)                        70,000           1,795,500
POZEN, Inc.(1)                          125,000             700,000
Taro Pharmaceutical Industries Ltd.(1)   40,000           1,684,000
Viropharma Inc.(1)                       50,000           1,251,500
------------------------------------------------------------------------
                                                        $ 8,067,200
------------------------------------------------------------------------
Medical - Hospitals -- 1.7%
------------------------------------------------------------------------
Province Healthcare Co.(1)              195,000         $ 5,372,250
------------------------------------------------------------------------
                                                        $ 5,372,250
------------------------------------------------------------------------
Medical - Instruments -- 0.8%
------------------------------------------------------------------------
Novoste Corp.(1)                        209,702         $ 2,422,058
------------------------------------------------------------------------
                                                        $ 2,422,058
------------------------------------------------------------------------
Medical / Dental - Services -- 1.4%
------------------------------------------------------------------------
Renal Care Group, Inc.(1)               140,000         $ 4,396,000
------------------------------------------------------------------------
                                                        $ 4,396,000
------------------------------------------------------------------------

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Medical Products -- 6.1%
------------------------------------------------------------------------
Aradigm Corp.(1)                        200,000         $   920,000
ArthroCare Corp.(1)                      60,000           1,185,000
Cytyc Corp.(1)                          181,500           4,758,930
Haemonetics Corp.(1)                     90,000           3,429,000
Resmed, Inc.(1)                          95,000           5,301,000
Thoratec Laboratories Corp.(1)          153,944           3,001,908
Wright Medical Group, Inc.(1)             5,333              79,995
------------------------------------------------------------------------
                                                        $18,675,833
------------------------------------------------------------------------
Metals - Gold -- 0.0%
------------------------------------------------------------------------
Steppe Gold Resources, Ltd.(1)          200,000         $         0
------------------------------------------------------------------------
                                                        $         0
------------------------------------------------------------------------
Metals - Industrial -- 0.0%
------------------------------------------------------------------------
AMT International Mining Corp.(1)(2)    817,200         $     7,722
Formation Capital Corp.(1)(2)           400,000              81,890
------------------------------------------------------------------------
                                                        $    89,612
------------------------------------------------------------------------
Networking Equipment -- 0.5%
------------------------------------------------------------------------
Ixia(1)                                 145,000         $ 1,457,250
------------------------------------------------------------------------
                                                        $ 1,457,250
------------------------------------------------------------------------
Oil & Gas - Field Services -- 1.5%
------------------------------------------------------------------------
Core Laboratories NV(1)                 140,000         $ 2,282,000
Varco International, Inc.(1)             47,625             714,375
Veritas DGC, Inc.(1)                    105,000           1,612,800
------------------------------------------------------------------------
                                                        $ 4,609,175
------------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 7.2%
------------------------------------------------------------------------
EOG Resources, Inc.                      27,000         $   954,990
Louis Dreyfus Natural Gas(1)            125,000           4,950,000
Newfield Exploration Co.(1)             100,000           3,481,000
Noble Affiliates, Inc.                  115,000           4,251,550
Stone Energy Corp.(1)                    17,000             672,350
Vintage Petroleum, Inc.                 100,000           1,749,000
XTO Energy, Inc.                        345,000           6,210,000
------------------------------------------------------------------------
                                                        $22,268,890
------------------------------------------------------------------------
Retail - Apparel / Shoe -- 2.7%
------------------------------------------------------------------------
AnnTaylor Stores Corp.(1)               100,000         $ 2,200,000
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Retail - Apparel / Shoe (continued)
------------------------------------------------------------------------
Coach, Inc.(1)                           80,000         $ 2,232,000
Hot Topic, Inc.(1)                       60,000           1,516,800
Men's Wearhouse, Inc. (The)(1)          127,500           2,533,425
------------------------------------------------------------------------
                                                        $ 8,482,225
------------------------------------------------------------------------
Retail - Drug Stores -- 1.4%
------------------------------------------------------------------------
Duane Reade, Inc.(1)                    140,000         $ 4,188,800
------------------------------------------------------------------------
                                                        $ 4,188,800
------------------------------------------------------------------------
Retail - Restaurants -- 3.4%
------------------------------------------------------------------------
AFC Enterprises, Inc.(1)                110,000         $ 2,777,500
Applebee's International, Inc.           60,000           1,806,000
Cheesecake Factory, Inc. (The)(1)        50,000           1,410,000
Sonic Corp.(1)                          132,500           4,440,075
------------------------------------------------------------------------
                                                        $10,433,575
------------------------------------------------------------------------
Retail - Specialty and Apparel -- 0.9%
------------------------------------------------------------------------
99 Cents Only Stores(1)                  75,000         $ 2,666,250
------------------------------------------------------------------------
                                                        $ 2,666,250
------------------------------------------------------------------------
Retail - Wholesale Office Supplies -- 1.8%
------------------------------------------------------------------------
United Stationers(1)                    195,000         $ 5,469,750
------------------------------------------------------------------------
                                                        $ 5,469,750
------------------------------------------------------------------------
Retail - Super/Mini Markets -- 1.5%
------------------------------------------------------------------------
Whole Foods Market, Inc.(1)             130,000         $ 4,517,500
------------------------------------------------------------------------
                                                        $ 4,517,500
------------------------------------------------------------------------
Staffing -- 0.6%
------------------------------------------------------------------------
Heidrick and Struggles
  International, Inc.(1)                129,100         $ 1,957,156
------------------------------------------------------------------------
                                                        $ 1,957,156
------------------------------------------------------------------------
Telecommunications - Equipment -- 2.0%
------------------------------------------------------------------------
Harris Corp.                             20,000         $   685,600
Sonus Networks, Inc.(1)                 100,000             421,000
Tekelec(1)                              260,000           4,992,000
------------------------------------------------------------------------
                                                        $ 6,098,600
------------------------------------------------------------------------

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Telecommunications - Services -- 1.6%
------------------------------------------------------------------------
Catapult Communications Corp.(1)        139,600         $ 3,161,940
Illuminet Holdings, Inc.(1)              20,000             715,200
Metro One Telecommunications(1)          40,000           1,206,000
------------------------------------------------------------------------
                                                        $ 5,083,140
------------------------------------------------------------------------
Transportation - Truck -- 0.7%
------------------------------------------------------------------------
Swift Transportation Co., Inc.(1)       130,000         $ 2,208,700
------------------------------------------------------------------------
                                                        $ 2,208,700
------------------------------------------------------------------------
Waste Disposal -- 0.5%
------------------------------------------------------------------------
Stericycle, Inc.(1)                      30,000         $ 1,440,000
------------------------------------------------------------------------
                                                        $ 1,440,000
------------------------------------------------------------------------
Wireless Equipment -- 0.3%
------------------------------------------------------------------------
DMC Stratex Networks, Inc.(1)           190,000         $ 1,035,500
------------------------------------------------------------------------
                                                        $ 1,035,500

------------------------------------------------------------------------
Total Common Stocks
  (identified cost $294,210,284)                       $303,052,524
------------------------------------------------------------------------

PREFERRED STOCKS -- 0.0%

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Metals - Gold -- 0.0%
------------------------------------------------------------------------
Ashanti Goldfields
   Co., Ltd., Class E(1)(3)              8,889          $         0
------------------------------------------------------------------------
                                                        $         0
------------------------------------------------------------------------
Total Preferred Stocks (identified cost $0)             $         0
------------------------------------------------------------------------

PRIVATE PLACEMENTS AND SPECIAL WARRANTS -- 0.1%

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Metals - Gold -- 0.1%
------------------------------------------------------------------------
Nevada Pacific Mining Co.(1)(3)(4)       80,000         $    56,000
Quincunx Gold Exploration(1)(2)(3)      300,000              56,693
------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
PORTFOLIO OF INVESTMENTS CONT'D
================================================================================

SECURITY                                SHARES          VALUE
------------------------------------------------------------------------
Metals - Gold (continued)
------------------------------------------------------------------------
Western Exploration and
   Development, Ltd.(1)(3)              600,000         $   180,000
------------------------------------------------------------------------
                                                        $   292,693
------------------------------------------------------------------------
Total Private Placements and Special Warrants
   (identified cost $679,988)                           $   292,693
------------------------------------------------------------------------

COMMERCIAL PAPER -- 1.1%

                                        PRINCIPAL
                                        AMOUNT
SECURITY                                (000'S OMITTED) VALUE
------------------------------------------------------------------------
General Electric Capital Corp.,
   2.64%, 11/1/01                       $ 3,222         $ 3,222,000
------------------------------------------------------------------------
Total Commercial Paper
  (at amortized cost, $3,222,000)                       $ 3,222,000
------------------------------------------------------------------------
Total Investments -- 99.6%
  (identified cost $298,112,272)                       $306,567,217
------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.4%                  $ 1,270,736
------------------------------------------------------------------------
Net Assets -- 100.0%                                   $307,837,953
------------------------------------------------------------------------

(1)  Non-income producing security.
(2)  Foreign security.
(3) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
(4)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS
================================================================================

STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2001
Assets
--------------------------------------------------------------------------------
Investments, at value (identified cost, $298,112,272)           $306,567,217
Cash                                                                   7,068
Receivable for investments sold                                    2,023,278
Dividends receivable                                                  45,894
Prepaid expenses                                                       2,275
--------------------------------------------------------------------------------
TOTAL ASSETS                                                    $308,645,732
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased                               $    761,020
Payable to affiliate for Trustees' fees                                3,511
Accrued expenses                                                      43,248
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                               $    807,779
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO       $307,837,953
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals         $299,383,008
Net unrealized appreciation
   (computed on the basis of identified cost)                      8,454,945
--------------------------------------------------------------------------------
TOTAL                                                           $307,837,953
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED
OCTOBER 31, 2001(1)
Investment Income
--------------------------------------------------------------------------------
Dividends                                                       $    240,543
Interest                                                             235,199
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         $    475,742
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee                                          $  1,479,594
Trustees' fees and expenses                                           14,093
Custodian fee                                                        134,784
Legal and accounting services                                         29,079
Miscellaneous                                                          6,780
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                  $  1,664,330
--------------------------------------------------------------------------------
Deduct --
   Reduction of custodian fee                                   $     31,762
--------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                        $     31,762
--------------------------------------------------------------------------------

NET EXPENSES                                                    $  1,632,568
--------------------------------------------------------------------------------

NET INVESTMENT LOSS                                             $ (1,156,826)
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss)
--------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)              $(53,718,269)
   Securities sold short                                               2,107
--------------------------------------------------------------------------------
NET REALIZED LOSS                                               $(53,716,162)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                          $(20,927,245)
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)            $(20,927,245)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS                                $(74,643,407)
--------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                      $(75,800,233)
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                        PERIOD ENDED
IN NET ASSETS                                           OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
From operations --
   Net investment loss                                  $ (1,156,826)
   Net realized loss                                     (53,716,162)
Net change in unrealized appreciation (depreciation)     (20,927,245)
--------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS              $(75,800,233)
--------------------------------------------------------------------------------
Capital transactions --
   Assets contributed by Eaton Vance
     Tax-Managed Emerging Growth Fund                   $382,775,917
Contributions                                             72,591,611
Withdrawals                                              (71,829,352)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL TRANSACTIONS    $383,538,176
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS                              $307,737,943
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                                  $    100,010
--------------------------------------------------------------------------------
AT END OF PERIOD                                        $307,837,953
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
FINANCIAL STATEMENTS CONT'D
================================================================================

SUPPLEMENTARY DATA

                                                        PERIOD ENDED
                                                        OCTOBER 31, 2001(1)
--------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
   Expenses                                                     0.70%(2)
Expenses after custodian fee reduction                          0.68%(2)
Net investment loss                                            (0.48)%(2)
Portfolio Turnover                                                38%
--------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD (000'S OMITTED)                  $ 307,838
--------------------------------------------------------------------------------

(1) For the period from the start of business, March 1, 2001, to October 31, 2001.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS
================================================================================
1    Significant Accounting Policies
--------------------------------------------
     Tax-Managed Emerging Growth Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio, which was organized as a trust under the laws of the State of New York on June 22, 1998, seeks to achieve long-term after-tax returns by investing in a diversified portfolio of equity securities of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

     A Investment Valuation -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are generally valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

     B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

     C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since the Portfolio's investors include regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
     Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

     D Financial Futures Contracts -- Upon entering a financial futures contract, the Portfolio is required to deposit either in cash or securities an amount (initial margin) equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (variation margin) each day, dependent on daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed to hedge against anticipated future changes in price of current or anticipated Portfolio positions. Should prices move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

     E Foreign Currency Translation -- Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

     F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations.

     G Securities Sold Short -- The Portfolio may sell securities it does not own in anticipation of a decline in the market price of the securities or in order to hedge portfolio positions. The Portfolio will generally borrow

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     the security sold in order to make delivery to the buyer. Upon executing the transaction, the Portfolio records the proceeds as deposits with brokers on the Statement of Assets and Liabilities and establishes an offsetting payable for securities sold short for the securities due on settlement. The proceeds are retained by the broker as collateral for the short position. The liability is marked to market on a daily basis and the Portfolio is required to pay the lending broker any dividend or interest income earned while the short position is open. A gain or loss is recorded when the security is delivered to the broker. The Portfolio may recognize a loss on the transaction if the market value of the securities sold increases before the securities are delivered.

     H Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

     I Other -- Investment transactions are accounted for on the date the securities are purchased or sold.

2    Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------
     The  investment  adviser fee is earned by Boston  Management  and  Research
     (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. BMR receives a monthly advisory fee in the amount of 5/96th of 1% (equal to 0.625% annually) of average daily net assets of the
     Portfolio up to $500 million, and at reduced rates as daily net assets exceed that level. For the period from March 1, 2001 (start of business) to October 31, 2001, the advisory fee amounted to $1,479,594. Except for Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2001, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3    Investment Transactions
--------------------------------------------
     Purchases and sales of investments, other than short-term obligations, aggregated $251,873,347 and $132,672,269, respectively, for the period from March 1, 2001 (start of business) to October 31, 2001.

4    Federal Income Tax Basis of Investments
--------------------------------------------
     The cost and unrealized appreciation (depreciation) in value of the investments owned at October 31, 2001, as computed on a federal income tax basis, were as follows:

AGGREGATE COST                                          $300,441,509
--------------------------------------------------------------------------------
GROSS UNREALIZED APPRECIATION                           $ 60,993,342
Gross unrealized depreciation                            (54,867,634)
--------------------------------------------------------------------------------
NET UNREALIZED APPRECIATION                             $  6,125,708
--------------------------------------------------------------------------------

5    Financial Instruments
--------------------------------------------
     The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

     The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolio did not have any open obligations under these financial instruments at October 31, 2001.

6    Line of Credit
--------------------------------------------
     The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
NOTES TO FINANCIAL STATEMENTS CONT'D
================================================================================

     allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the period ended October 31, 2001.

7    Restricted Securities
--------------------------------------------
     At October 31, 2001, the Portfolio owned the following security (representing 0.02% of net assets) which was restricted as to public resale and not registered under the Securities Act of 1933. The fair value is determined using methods determined in good faith by or at the direction of the Trustees.

                           DATE OF
DESCRIPTION                ACQUISITION     SHARES/FACE      COST      FAIR VALUE
--------------------------------------------------------------------------------
Nevada Pacific Mining Co.  12/21/98        80,000           $80,000   $56,000

8    Transfer of Assets
--------------------------------------------
     Investment operations began on March 1, 2001 with a contribution of investment assets, and related accounts, of Eaton Vance Tax-Managed Emerging Growth Fund 1.1 (formerly Eaton Vance Tax-Managed Emerging Growth
     Fund) of $382,775,917, in exchange for an interest in the Portfolio, including net unrealized appreciation of $29,382,190. The transaction was structured for tax purposes to qualify as a tax-free exchange under the Internal Revenue Code.

TAX-MANAGED EMERGING GROWTH PORTFOLIO AS OF OCTOBER 31, 2001
================================================================================
INDEPENDENT AUDITORS' REPORT
================================================================================

TO THE TRUSTEES AND INVESTORS OF TAX-MANAGED EMERGING GROWTH PORTFOLIO:
----------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tax-Managed Emerging Growth Portfolio (the Portfolio) as of October 31, 2001, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the start of business, March 1, 2001 to October 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities held as of October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the Tax-Managed Emerging Growth Portfolio at October 31, 2001, the results of its operations, the change in its net assets and the supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 7, 2001

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1 AS OF OCTOBER 31, 2001
================================================================================
INVESTMENT MANAGEMENT
================================================================================

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1

Officers                        Trustees
James B. Hawkes                 Jessica M. Bibliowicz
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
William H. Ahern, Jr.
Vice President                  Donald R. Dwight
                                President, Dwight Partners, Inc.
Thomas J. Fetter
Vice President                  Samuel L. Hayes, III
                                Jacob H. Schiff Professor of Investment
Armin J. Lang                   Banking Emeritus, Harvard University
Vice President                  Graduate School of Business Administration

Michael R. Mach                 Norton H. Reamer
Vice President                  Chairman and Chief Operating Officer,
                                Hellman, Jordan Management Co., Inc.
Robert B. MacIntosh             President, Jordan Simmons Capital LLC
Vice President                  and Unicorn Corporation

Walter A. Row III               Lynn A. Stout
Vice President                  Professor of Law
                                UCLA School of Law
Edward E. Smiley, Jr.
Vice President                  Jack L. Treynor
                                Investment Adviser and Consultant
James L. O'Connor
Treasurer

Alan R. Dynner
Secretary


TAX-MANAGED EMERGING GROWTH PORTFOLIO

Officers                        Trustees

James B. Hawkes                 Jessica M. Bibliowicz
President and Trustee           President and Chief Executive Officer,
                                National Financial Partners
Edward E. Smiley, Jr.
Vice President and              Donald R. Dwight
Portfolio Manager               President, Dwight Partners, Inc.

James L. O'Connor               Samuel L. Hayes, III
Treasurer                       Jacob H. Schiff Professor of Investment
                                Banking Emeritus, Harvard University
Alan R. Dynner                  Graduate School of Business Administration
Secretary
                                Norton H. Reamer
                                Chairman and Chief Operating Officer,
                                Hellman, Jordan Management Co., Inc.
                                President, Jordan Simmons Capital LLC
                                and Unicorn Corporation

                                Lynn A. Stout
                                Professor of Law
                                UCLA School of Law

                                Jack L. Treynor
                                Investment Adviser and Consultant

INVESTMENT ADVISER OF TAX-MANAGED EMERGING GROWTH PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

--------------------------------------------------------------------------------
                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 --------------
                                 PRIVACY NOTICE
                                 --------------

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     -    Policies and procedures (including physical, electronic and procedural
          safeguards)   are  in  place  that  are   designed   to  protect   the
          confidentiality of such information.

           For more information about Eaton Vance's privacy policies, call:1-800-262-1122
--------------------------------------------------------------------------------

EATON VANCE TAX-MANAGED EMERGING GROWTH FUND 1.1
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

--------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

130-12/01                                                                  MGSRC

  LOGO






                             EATON VANCE TAX-MANAGED
                             YOUNG SHAREHOLDER FUND

             A diversified fund seeking long-term, after-tax returns


                                Prospectus Dated

                                  March 1, 2002


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


Information in this prospectus
                                    Page                                    Page
--------------------------------------------------------------------------------
Fund Summary                          2      Sales Charges                    7
Investment Objective & Principal             Redeeming Shares                 9
  Policies and Risks                  5      Shareholder Account
Management and Organization           6        Features                      10
Valuing Shares                        7      Tax Information                 11
Purchasing Shares                     7      Financial Highlights            12
--------------------------------------------------------------------------------

 This prospectus contains important information about the Fund and the services available to shareholders. Please save it for reference.

FUND SUMMARY

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES. The investment objective of Eaton Vance Tax-Managed Young Shareholder Fund is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund invests primarily in common stocks of growth companies that are considered to be high in quality and attractive in their long-term investment prospects. Although it invests primarily in domestic securities, the Fund may invest up to 25% of its assets in foreign securities. The Fund may engage in derivative transactions (such as purchased puts, equity collars, equity swaps, covered short sales and stock index futures) to protect against price declines, to enhance returns or as a substitute for purchasing or selling securities. Some of the securities held by the Fund may be subject to restrictions on resale.

The Fund pursues its investment objective by investing its assets in a separate registered investment company with the same investment objective and policies as the Fund.

TAX-MANAGED INVESTING. Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Fund approaches its investments from the perspective of a taxpaying shareholder. Buy and sell decisions are made by balancing investment considerations and tax considerations, and taking into account the taxes payable by shareholders in connection with Fund distributions of investment income and net realized capital gains. The Fund seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax). The Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income), as well as distributions of realized long-term gains (taxed as long-term capital gains). Among the techniques and strategies used in the tax-efficient management of the Fund are the following:

     *    investing primarily in lower-yielding growth stocks;

     *    purchasing stocks primarily from a long-term perspective;

     *    generally   maintaining   low   portfolio   turnover  of  stocks  with
          appreciated gains;

     *    attempting to avoid net realized short-term gains;

     *    when appropriate, selling stocks trading below cost to realize losses;

     * in selling appreciated stocks, selecting the most tax-favored share lots; and

     * selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Fund can generally be expected to distribute a smaller percentage of returns each year than equity mutual funds that are managed without regard to tax considerations. There can be no assurance, however, that taxable distributions can always be avoided.

INVESTING  FOR YOUNG  SHAREHOLDERS.  The Fund  believes  that a growth  oriented investment program that seeks to minimize and defer shareholder taxes is especially well suited to the need of young shareholders, due to their longer investment horizon. The Fund avoids investments that it believes are inappropriate for young shareholders.

The Fund also has an educational objective. It seeks to teach young shareholders about mutual funds, personal finance and the stock market.

PRINCIPAL RISK FACTORS. The value of Fund shares is sensitive to stock market volatility. If there is a general decline in the value of U.S. stocks, the value of the Fund's shares will also likely decline. Changes in stock market values can be sudden and unpredictable. Also, although stock values can rebound, there is no assurance that values will return to previous levels. The Fund seeks to minimize stock-specific risk by diversifying its holdings among many companies and industries.

Because the Fund invests a portion of its assets in foreign securities (including those in emerging market countries), the value of Fund shares may be affected by changes in currency exchange rates and other developments abroad. The use of derivative transactions is subject to certain limitations and may expose the Fund to increased risk of principal loss due to imperfect correlation, failure of the counterparty, or unexpected price or market movements. Securities subject to restrictions on resale are often less liquid and more difficult to value.

The Fund is not a complete investment program and you may lose money by investing. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION. The following bar chart and table provide information about the Fund's performance. The returns in the bar chart are for Class A shares for each calendar year through December 31, 2001 and do not reflect sales charges. If the sales charge was reflected, the returns would be lower. The table contains the returns for each Class of shares and a comparison of the Fund's performance to the performance of a broad-based, unmanaged index commonly used to measure U.S. stock market performance. Returns in the table for Class A shares are shown before and after the reduction of taxes. Although past performance (both before and after taxes) is no guarantee of future results, this performance information demonstrates that the value of your investment will change.

                                   -8.44%
                                ------------
                                    2001

The highest quarterly total return for Class A was 23.77% for the quarter ended December 31, 2001, and the lowest quarterly return was -22.74% for the quarter ended September 30, 2001.

                                                           One        Life of
Average Annual Total Return as of December 31, 2001        Year        Fund
--------------------------------------------------------------------------------
Class A Return Before Taxes                               -13.68%     -2.23%
Class A Return After Taxes on Distributions               -13.68%     -2.23%
Class A Return After Taxes on Distributions and the
  Sale of Class A Shares                                   -8.33%     -1.78%
Class B Return Before Taxes                               -13.67%     -2.51%
Class C Return Before Taxes                               -10.18%      0.82%
Class D Return Before Taxes                               -12.69%     -1.74%
Standard & Poor's 500 Composite Index (reflects no
  deduction for fees, expenses or taxes)                  -11.88%    -13.42%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable CDSC for Class B, Class C and Class D. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns for Class B, Class C and Class D shares will vary from the after-tax returns presented for Class A shares. Class A Return After Taxes on Distributions is the same as Class A Return Before Taxes because no distributions were paid on Class A shares. Class A Return After Taxes on Distributions and the Sale of Class A Shares is higher than Class A Return After Taxes on Distributions because of realized losses. The Class D performance shown above for the period prior to June 29, 2000, is the performance of Class B shares, adjusted for the sales charge that applies to Class D shares (but not adjusted for any other differences in the expenses of the classes). Class A, Class B and Class C commenced operations on June 29, 2000. Life of Fund returns are calculated from June 30, 2000. The Standard & Poor's 500 Composite Index is a broad-based, unmanaged index commonly used to measure U.S. stock market performance. Investors cannot invest directly in an Index. (Source for the S&P 500 Composite Index returns: Lipper Inc.)

FUND FEES AND EXPENSES. These tables describe the fees and expenses that you may pay if you buy and hold shares.

Shareholder Fees (fees paid directly from your investment)                  Class A     Class B     Class C     Class D
------------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) (as a percentage of offering price)              5.75%       None        None        None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower
  of net asset value at time of purchase or redemption)                      None        5.00%       1.00%       5.00%
Maximum Sales Charge (Load) Imposed on Reinvested Distributions              None        None        None        None
Exchange Fee                                                                 None        None        None        None


Annual Fund Operating Expenses (expenses that are deducted from
  Fund and Portfolio assets)                                                Class A     Class B     Class C     Class D
------------------------------------------------------------------------------------------------------------------------------------
 Management Fees                                                             0.80%       0.80%       0.80%       0.80%
 Distribution and Service (12b-1) Fees*                                      0.25%       1.00%       1.00%       1.00%
 Other Expenses                                                              3.53%       3.53%       3.53%       3.53%
                                                                             ----        ----        ----        ----
 Total Annual Fund Operating Expenses                                        4.58%       5.33%       5.33%       5.33%


*    Class A Service Fees are paid pursuant to a Service Plan.

** During the fiscal year ended October 31, 2001, Total Annual Fund Operating Expenses were 1.40% for Class A and 2.15% for Class B, Class C and Class D due to expense reimbursements by the Administrator. This fee reduction could be terminated at any time.

EXAMPLE. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class A shares                       $1,008     $1,878      $2,756       $4.983
Class B shares*                      $1,032     $1,991      $2,843       $5,104
Class C shares*                      $  632     $1,591      $2,643       $5,243
Class D shares                       $1,032     $1,991      $2,843       $5,104

You would pay the following expenses if you did not redeem your shares:

                                     1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
Class A shares                       $1,008     $1,878      $2,756       $4,983
Class B shares*                      $  532     $1,591      $2,643       $5,104
Class C shares                       $  532     $1,591      $2,643       $5,243
Class D shares*                      $   532    $1,591      $2,643       $5,104

* Costs for 10 Years reflect the expenses of Class A because Class B and Class D shares generally convert to Class A after eight years.

INVESTMENT OBJECTIVE & PRINCIPAL POLICIES AND RISKS

The Fund's investment objective is to achieve long-term, after-tax returns for its shareholders through investing in a diversified portfolio of equity securities. The Fund currently seeks to meet its objective by investing in Multi-Cap Opportunity Portfolio (the "Portfolio"), a separate open-end investment company that has the same objective and policies as the Fund. The Fund's investment objective may not be changed without shareholder approval. Certain of the Fund's policies may be changed by the Trustees without shareholder approval.

The Portfolio invests in a broadly diversified selection of equity securities, emphasizing common stocks of growth companies. In the view of the investment adviser, "growth companies" are companies that are expected, over the long term, to have earnings growth that is faster than the growth rates of the U.S. economy and the U.S. stock market as a whole. Growth companies owned by the Portfolio may include both large and established market leaders, as well as smaller, less seasoned companies. The portfolio manager seeks to purchase stocks that are favorably priced in relation to their fundamental value, and which will grow in value over time. In making investment decisions, the portfolio manager utilizes information provided by, and the expertise of, the investment adviser's research staff. Management of the Portfolio involves consideration of numerous factors (such as potential for price appreciation, risk/return, and the mix of securities held by the Portfolio). Many of these considerations are subjective. Stocks are generally acquired with the expectation of being held for the long term. Under normal market conditions, the Portfolio will invest primarily in common stocks. The Portfolio's holdings will represent a number of different industries, and less than 25% of the Portfolio's total assets will be invested in any one industry. The Portfolio seeks to invest with particular consideration of the needs of children and teenagers. The Portfolio avoids investments that it believes are inappropriate for young shareholders (such as companies that derive their revenues primarily from adult entertainment, alcoholic beverages or tobacco).

Securities  of smaller,  less  seasoned  companies,  which may  include  legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. Smaller companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. There is generally less publicly available information about such companies than larger, more established companies. The Portfolio may also invest in securities of companies in the technology industry that could be adversely affected by factors such as deregulation and product obsolescence due to technological advances.

The Portfolio seeks to achieve long-term, after-tax returns in part by minimizing the taxes incurred by shareholders in connection with the Portfolio's investment income and realized capital gains. Fund distributions that are taxed as ordinary income are minimized by investing principally in lower-yielding growth stocks and by generally avoiding net realized short-term capital gains. Fund distributions taxed as long-term capital gains are minimized by avoiding or minimizing the sale of securities with large accumulated capital gains. When a decision is made to sell a particular appreciated security, the portfolio manager will select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis. The portfolio manager may sell securities to realize capital losses that can be used to offset realized gains.

To protect against price declines in securities holdings with large accumulated gains, the Portfolio may use various hedging techniques (such as purchased exchange-traded and over-the-counter put options, equity collars (combining the purchase of a put option and the sale of a call option), equity swaps, covered short sales, and the purchase or sale of stock index futures contracts. By using these techniques rather than selling appreciated securities, the Portfolio can, with certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. These derivative instruments may also be used by the Portfolio to enhance returns or as a substitute for the purchase or sale of securities.

The use of derivatives is highly specialized. The built-in leverage inherent to many derivative instruments can result in losses that substantially exceed the initial amount paid or received by the Portfolio. Equity swaps and over-the-counter options are private contracts in which there is a risk of loss in the event of a counterparty's default. In a covered short sale, the Portfolio may be forced to deliver appreciated stock to close the short position, causing a recognition of gain. The Portfolio normally intends to deliver newly acquired stock to close a short position. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying security. Derivative hedging transactions may not be effective because of imperfect correlation and other factors.

The Portfolio may invest up to 25% of assets in foreign securities, some of which may be located in emerging market countries. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States.

Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. These risks can be more significant for securities traded in less developed, emerging market countries. As an alternative to holding foreign-traded securities, the Portfolio may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts which evidence ownership in underlying foreign securities); such investments are not subject to the Portfolio's 25% limitation on investing in foreign securities.

The Portfolio may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities. Illiquid securities include those legally restricted as to resale, and may include commercial paper issued pursuant to
Section 4(2) of the Securities Act of 1933 and securities eligible for resale pursuant to Rule 144A thereunder. Certain Section 4(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted. Even if determined to be liquid, holdings of these securities may increase the level of Portfolio illiquidity if eligible buyers become uninterested in purchasing them.

The Portfolio may borrow amounts up to one-third of the value of its total assets (including borrowings), but it will not borrow more than 5% of the value of its total assets except to satisfy redemption requests or for other temporary purposes. Such borrowings would result in increased expense to the Fund and, while they are outstanding, would magnify increases or decreases in the value of Fund shares. The Portfolio will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets. During unusual market conditions, the Portfolio may temporarily invest up to 100% of its assets in cash or cash equivalents, which may be inconsistent with the Fund's investment objective. While at times the Portfolio may use alternative investment strategies in an effort to limit losses, it may choose not to do so.

As noted above the portfolio manager may sell securities to realize capital losses that can be used to offset capital gains. Use of this tax management strategy will increase Portfolio turnover rate (which may exceed 100%) and the trading costs it incurs. Higher trading costs, such as additional brokerage commissions, may reduce return.

MANAGEMENT AND ORGANIZATION

MANAGEMENT. The Portfolio's investment adviser is Boston Management and Research ("BMR"), a subsidiary of Eaton Vance Management ("Eaton Vance"), with offices at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance and its subsidiaries currently manage approximately $55 billion on behalf of mutual funds, institutional clients and individuals.

The investment adviser manages the investments of the Portfolio. Under its investment advisory agreement with the Portfolio, BMR receives a monthly advisory fee equal to 0.65% annually of the average daily net assets of the Portfolio up to and including $500 million. On net assets of $500 million and over the annual fee is reduced. For the fiscal year ended October 31, 2001, the Portfolio paid BMR advisory fees equivalent to 0.65% of its average daily net assets.

Arieh Coll is the portfolio manager of the Portfolio (since inception). He also manages other Eaton Vance portfolios, has been an employee of Eaton Vance and BMR since January, 2000, and is a Vice President of Eaton Vance and BMR. Prior to joining Eaton Vance, Mr. Coll was employed by Fidelity Investments as a portfolio manager and investment analyst.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities. In return, the Fund is authorized to pay Eaton Vance a fee of 0.15% of average daily net assets. For the fiscal year ended October 31, 2001, Eaton Vance earned administration fees of 0.15% of the Fund's average daily net assets.

ORGANIZATION. The Fund is a series of Eaton Vance Mutual Funds Trust, a Massachusetts business trust. The Fund offers multiple classes of shares. Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights. The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (like electing or removing trustees, approving management contracts or changing investment policies that may only be changed with shareholder approval). Because the Fund invests in the Portfolio, it may be asked to vote on certain Portfolio matters (like changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider the Portfolio matter and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. The Fund can withdraw from the Portfolio at any time.

VALUING SHARES

The Fund values its shares once each day only when the New York Stock Exchange is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus a sales charge for Class A shares), which is derived from Portfolio holdings. Exchange-listed securities are valued at closing sale prices. The investment adviser may use the fair value of a security if events occurring after the close of a securities market would materially affect net asset value or market prices are unavailable. Because foreign securities trade on days when Fund shares are not priced, net asset value can change at times when Fund shares cannot be redeemed.

When purchasing or redeeming Fund shares, your investment dealer must communicate your order to the principal underwriter by a specific time each day in order for the purchase price or the redemption price to be based on that day's net asset value per share. It is the investment dealer's responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain investment dealers (or their designated intermediaries).

PURCHASING SHARES

You may purchase shares through your investment dealer or by mailing an account application form to the transfer agent (see back cover for address). You may request an account application by calling 1-866-386-3537. Your initial investment must be at least $250. The price of Class A shares is the net asset value plus a sales charge. The price of Class B, Class C and Class D shares is the net asset value; however, you may be subject to a sales charge (called a "contingent deferred sales charge" or "CDSC") if you redeem Class B or Class D shares within six years of purchase or Class C shares within one year of purchase. The sales charges are described below. Your investment dealer can help you decide which Class of shares suits your investment needs.

After your initial investment, additional investments of $5 or more may be made at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address). Please include your name and account number and the name of the Fund and Class of shares with each investment.

You may also make automatic investments of $5 or more each month or each quarter from your bank account. You can establish bank automated investing on the account application or by calling 1-800-262-1122. The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts and certain group purchase plans.

You may purchase Fund shares in exchange for securities. Please call 1-800-225-6265 for information about exchanging securities for Fund shares. If you purchase shares through an investment dealer (which includes brokers, dealers and other financial institutions), that dealer may charge you a fee for executing the purchase for you. The Fund may suspend the sale of its shares at any time and any purchase order may be refused.

SALES CHARGES

FRONT-END SALES CHARGE. Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment. The current sales charge schedule is:

                                             Sales Charge             Sales Charge        Dealer Commission
                                           as Percentage of      as Percentage of Net     as a Percentage of
Amount of Purchase                          Offering Price          Amount Invested         Offering Price
-----------------------------------------------------------------------------------------------------------------
Less than $50,000                               5.75%                   6.10%                   5.00%
$50,000 but less than $100,000                  4.75%                   4.99%                   4.00%
$100,000 but less than $250,000                 3.75%                   3.90%                   3.00%
$250,000 but less than $500,000                 3.00%                   3.09%                   2.50%
$500,000 but less than $1,000,000               2.00%                   2.04%                   1.75%
$1,000,000 or more                              0.00*                   0.00*                 See Below

The principal underwriter will pay a commission to investment dealers on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.50% on amounts of $3 million or more but less than $5 million; plus 0.25% on amounts of $5 million or more. Purchases totalling $1 million or more will generally be aggregated over a 12-month period for purposes of determining the amount of the commission to be paid.

For Class A share purchases in a single fund in a single transaction totaling $5 million or more, the principal underwriter will pay a fee monthly in arrears to investment dealers based upon the commission rates stated above. Those rates will be applied to the amount originally invested minus any redemptions (as calculated at month end) and will be paid ratably over the first twelve months after the investment is made.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain tax-deferred retirement plans.

CONTINGENT DEFERRED SALES CHARGE. Each Class of shares is subject to a CDSC on certain redemptions. Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Investors who purchase Class A shares of a single fund purchased in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Class C shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. Class B and Class D shares are subject to the following CDSC schedule:

Year of Redemption After Purchase       CDSC
-------------------------------------------------
 First or Second                         5%
 Third                                   4%
 Fourth                                  3%
 Fifth                                   2%
 Sixth                                   1%
 Seventh or following                    0%

The CDSC is based on the lower of the net asset value at the time of purchase or at the time of redemption. Shares acquired through the reinvestment of distributions are exempt from the CDSC. Redemptions are made first from shares that are not subject to a CDSC.

Class B and Class D Conversion Feature. After eight years, Class B and Class D shares will automatically convert to Class A shares. Class B and Class D shares acquired through the reinvestment of distributions will convert in proportion to shares not so acquired.

REDUCING OR ELIMINATING  SALES CHARGES.  Front-end sales charges on purchases of
Class A shares may be reduced under the right of accumulation or under a statement of intention. Under the right of accumulation, the sales charges you pay are reduced if the current market value of your current holdings (based on the current offering price), plus your new purchases, total $50,000 or more. Class A shares of other Eaton Vance funds owned by you can be included as part of your current holdings for this purpose. Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges. Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.

Class A shares are offered at net asset value to clients of financial intermediaries who charge a fee for their services; accounts affiliated with those financial intermediaries; tax-deferred retirement plans; investment and institutional clients of Eaton Vance; certain persons affiliated with Eaton Vance; and certain Eaton Vance and fund service providers. Ask your investment dealer for details. Class A shares are also sold at net asset value if the amount invested represents redemption proceeds from a mutual fund not affiliated with Eaton Vance, provided the redemption occurred within 60 days of the Fund share purchase and the redeemed shares were subject to a sales charge. Class A shares so acquired will be subject to a 0.50% CDSC if they are redeemed within 12 months of purchase. Investment dealers will be paid a commission on such sales equal to 0.50% of the amount invested.

CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see "Shareholder Account Features") and, for Class B, Class C and Class D shares, in connection with certain redemptions from tax-sheltered retirement plans. Call 1-800-225-6265 for details. The Class B and Class D CDSC is also waived following the death of all beneficial owners of shares, but only if the redemption is requested within one year after death (a death certificate and other applicable documents may be required).

If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund (or, for Class A shares, in Class A shares of any other Eaton Vance fund), provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase. Reinvestment requests must be in writing. If you reinvest, you will be sold shares at the next determined net asset value following receipt of your request.

DISTRIBUTION AND SERVICE FEES. Class B, Class C and Class D shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares (so-called "12b-1 fees"). Class B, Class C and Class D shares pay distribution fees of 0.75% of average daily net assets annually. Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges. All Classes pay service fees to the principal underwriter for personal and/or account services equal to 0.25% of average daily net assets annually. The principal underwriter pays compensation to investment dealers on sales of Class B, Class C and Class D shares (except exchange transactions and reinvestments) equal to 4%, 1% and 5.5%, respectively, of the purchase price of the shares. After the first year, investment dealers also receive 0.75% of the value of Class C shares in annual distribution fees. For Class A shares (except those converted from Class D shares), Class B shares and Class C shares, the principal underwriter generally pays service fees to investment dealers commencing one year after the sale of shares based on the value of shares sold by such dealers. Distribution and service fees are subject to the limitations contained in the sales charge rule of the National Association of Securities Dealers, Inc.

REDEEMING SHARES

You can redeem shares in any of the following ways:
  By Mail Send your request to the transfer agent along with any certificates and stock powers. The request must be signed exactly as your account is registered and signature guaranteed. You can obtain a signature guarantee at certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations. You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

  By Telephone            You can redeem  up to $100,000 by calling the transfer
                          agent at 1-800-262-1122 on Monday through Friday, 9:00
                          a.m. to 4:00  p.m.  (eastern  time).   Proceeds  of  a
                          telephone redemption can be mailed only to the account
                          address.  Shares  held  by   corporations,  trusts  or
                          certain other  entities and shares that are subject to
                          fiduciary   arrangements   cannot   be   redeemed   by
                          telephone.

  Through an Investment   Your investment dealer is responsible for transmitting
  Dealer                  the order promptly. An investment  dealer may charge a
                          fee for this service.

If you redeem shares, your redemption price will be based on the net asset value per share next computed after the redemption request is received. Your redemption proceeds will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income tax required to be withheld. Payments will be sent by mail unless you complete the Bank Wire Redemptions section of the account application.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier's check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date. If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days. If you take no action, your account will be redeemed and the proceeds sent to you.

MEETING REDEMPTIONS BY DISTRIBUTING PORTFOLIO SECURITIES. The Fund currently pays shareholder redemptions entirely in cash, but in the future may adopt a policy of meeting redemption requests in whole or in part by distributing Portfolio securities chosen by the investment adviser. The Fund would only distribute readily marketable securities, which would be valued pursuant to the Portfolio's valuation procedures. Redeeming shareholders who receive securities could incur brokerage charges and other costs and may be exposed to market risk in selling the distributed securities. If the Fund adopts a policy of distributing securities to meet redemptions, it may continue to meet redemptions in whole or in part with cash.

SHAREHOLDER ACCOUNT FEATURES

Once you purchase shares, the transfer agent establishes a Lifetime Investing Account(R) for you. Share certificates are issued only on request.

DISTRIBUTIONS. You may have your Fund distributions paid in one of the following ways:

     * Full Reinvest Option     Dividends  and capital  gains are  reinvested in
                                additional shares. This option will be assigned if you do not specify an option.

     * Partial Reinvest Option  Dividends are paid in cash and capital gains are reinvested in additional shares.

     * Cash Option              Dividends and capital gains are paid in cash.

     * Exchange Option          Dividends and/or capital gains are reinvested in
                                additional shares of another Eaton Vance fund chosen by you. Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives and policies carefully.

Information from the Fund. From time to time, you may be mailed the following:

     * Annual and Semi-Annual Reports, containing performance information and financial statements.

     * Periodic account statements, showing recent activity and total share balance.

     * Form 1099 and tax information needed to prepare your income tax returns.

     *    Proxy materials, in the event a shareholder vote is required.

     *    Special notices about significant events affecting your Fund.

WITHDRAWAL PLAN. You may redeem shares on a regular quarterly basis by establishing a systematic withdrawal plan. Withdrawal amounts must be at least $200 per year, or a specified percentage of net asset value of at least 4% but not more than 12% annually of the greater of either the initial account balance or the current account balance. These withdrawals will not be subject to a CDSC. A minimum account size of $5,000 is required to establish a systematic withdrawal plan. Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

EXCHANGE PRIVILEGE. You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund, or in the case of Class B, Class C and Class D shares, Eaton Vance Money Market Fund. Exchanges are generally made at net asset value. If you hold Class A shares for less than six months and exchange them for shares subject to a higher sales charge, you will be charged the difference between the two sales charges. If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate. For purposes of the CDSC, your shares will continue to age from the date of your original purchase.

Before exchanging, you should read the prospectus of the new fund carefully. If you wish to exchange shares, write to the transfer agent (address on back cover) or call 1-800-262-1122. Periodic automatic exchanges are also available. The exchange privilege may be changed or discontinued at any time. You will receive 60 days' notice of any material change to the privilege. This privilege may not be used for "market timing". If an account (or group of accounts) makes more than two round-trip exchanges (exchanged from one fund to another and back again) within 12 months, it will be deemed to be market timing. The exchange privilege may be terminated for market timing accounts.

TELEPHONE AND ELECTRONIC TRANSACTIONS. You can redeem or exchange shares by telephone as described in this prospectus. In addition, certain transactions may be conducted through the Internet. The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information). As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions. You may decline the telephone redemption option on the account application. Telephone instructions are tape recorded.

"STREET NAME" ACCOUNTS. If your shares are held in a "street name" account at an investment dealer, that dealer (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments. Because the Fund will have no record of your transactions, you should contact your investment dealer to purchase, redeem or exchange shares, to make changes in your account, or to obtain account information. You will not be able to utilize a number of shareholder features, such as telephone transactions, directly with the Fund. The transfer of shares in a "street name" account to an account with another investment dealer or to an account directly with the Fund involves special procedures and you will be required to obtain historical information about your shares prior to the transfer. Before establishing a "street name" account with an investment dealer, you should determine whether that dealer allows reinvestment of distributions in "street name" accounts.

ACCOUNT QUESTIONS. If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-225-6265, or write to the transfer agent (see back cover for address).

TAX INFORMATION

While the Fund attempts to minimize taxable distributions, there can be no assurance that taxable distributions can be avoided. Distributions of investment income and net realized short-term capital gains are taxable as ordinary income. Distributions of net realized long-term capital gains are taxable as long-term capital gains. Different classes will generally distribute different distribution amounts. The Fund expects to pay any required distributions annually. Distributions are taxable whether paid in cash or in additional Fund shares.

Investors who purchase shares at a time when the Fund's net asset value reflects gains that are realized but not distributed, will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution. Certain distributions paid in January (if any) will be taxable to shareholders as if received on December 31 of the prior year. A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio's investments in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's return on such securities. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Portfolio.

Shareholders should consult with their advisers concerning the applicability of state, local and other taxes to an investment.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the Fund's financial performance for the past one year and for the period from the start of business, June 29, 2000, to October 31, 2000. Certain information in the table reflects the financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions and not taking into account a sales charge). This information has been audited by Deloitte & Touche LLP, independent accountants. The report of Deloitte & Touche LLP and the Fund's financial statements are incorporated herein by reference and included in the annual report, which is available on request.

                                                                                  PERIOD ENDED OCTOBER 31,
                                                      ------------------------------------------------------------------------------
                                                                                          2001(2)
                                                      ------------------------------------------------------------------------------
                                                CLASS A    CLASS B    CLASS C    CLASS D(1)   CLASS A      CLASS B      CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Net asset value - Beginning of year             $13.610    $13.550    $13.570    $10.000      $10.000      $10.000      $10.000
                                                -------    -------    -------    -------      -------      -------      -------
Income (loss) from operations
Net investment loss                             $(0.064)   $(0.158)   $(0.160)   $(0.090)     $(0.019)     $(0.042)     $(0.026)
Net realized and unrealized gain (loss)          (3.446)    (3.412)    (3.440)    (0.290)       3.629        3.592        3.596
                                                --------   --------   --------   --------     --------     --------     --------
Total income (loss) from operations             $(3.510)   $(3.570)   $(3.600)   $(0.380)     $ 3.610      $ 3.550      $ 3.570
                                                --------   --------   --------   --------     -------      -------      -------
Net asset value - End of year                   $10.100    $ 9.980    $ 9.970    $ 9.620      $13.610      $13.550      $13.570
                                                =======    =======    =======    =======      =======      =======      =======
Total Return(3)                                  (25.79)%   (26.35)%   (26.53)%    (3.80)%      36.10%       35.50%       35.70%

Ratios/Supplemental Data+
Net assets, end of year (000's omitted)         $ 3,006    $ 1,559    $ 1,252    $    77      $ 2,061      $   104      $   121
Ratios (as a percentage of average daily
net assets):
  Net expenses(4)                                  1.40%      2.15%      2.15%      2.15%(5)     1.48%(5)     2.23%(5)     2.23%(5)
  Net expenses after custodian fee reduction(4)    1.40%      2.15%      2.15%      2.15%(5)     1.40%(5)     2.15%(5)     2.15%(5)
  Net investment loss                             (0.56)%    (1.43)%    (1.44)%    (1.60)%(5)   (0.42)%(5)   (0.90)%(5)   (0.56)%(5)
Portfolio Turnover of the Portfolio                 324%       324%       324%       324%         90%          90%          90%

+ The operating expenses of the Fund reflect an allocation of expenses to the Administrator. Had such action not been taken, the ratios and investment loss per share would have been as follows:

Ratios (as a percentage of average net assets):
  Expenses(4)                                      4.58%      5.33%      5.33%      5.33%(5)     6.93%(5)     7.68%(5)     7.68%(5)
  Expenses after custodian fee reduction(4)        4.58%      5.33%      5.33%      5.33%(5)     6.85%(5)     7.60%(5)     7.60%(5)
  Net investment loss                             (3.74)%    (4.61)%    (4.62)%    (4.78)%(5)   (5.87)%(5)   (6.35)%(5)   (6.00)%(5)
Net investment loss per share                   $(0.428)   $(0.509)   $(0.513)   $(0.269)     $(0.266)     $(0.296)      $(0.279)


(1) For the period from the start of business, June 29, 2000, to October 31, 2000 for Class A, Class B and Class C and for the period from the start of business April 17, 2001, to October 31, 2001 for Class D.

(2)  Net   investment   loss  per  share  was  computed   using  average  shares
     outstanding.

(3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(4)  Includes the Fund's share of the Portfolio's allocated expenses.

(5)  Annualized.

  LOGO



MORE INFORMATION
--------------------------------------------------------------------------------

     ABOUT THE FUND: More information is available in the statement of additional information. The statement of additional information is incorporated by reference into this prospectus. Additional information about the Portfolio's investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the past year. You may obtain free copies of the statement of additional information and the shareholder reports by contacting the principal underwriter:


                         Eaton Vance Distributors, Inc.
                            The Eaton Vance Building
                                255 State Street
                                Boston, MA 02109
                                 1-800-225-6265
                           website: www.eatonvance.com

     You will find and may copy information about the Fund (including the statement of additional information and shareholder reports): at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http:// www.sec.gov); or, upon payment of copying fees, by writing to the SEC's public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

     ABOUT SHAREHOLDER ACCOUNTS: You can obtain more information from Eaton Vance Shareholder Services (1-800-225-6265). If you own shares and would like to add to, redeem or change your account, please write or call the transfer agent:
--------------------------------------------------------------------------------

                                   PFPC, Inc.
                                  P.O. Box 9653
                            Providence, RI 02940-9653
                                 1-800-262-1122

The Fund's SEC File No. is 811-4015.                                       TMYSP




                                           (C) 2002 Eaton Vance Management